UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07883

ICON Funds

(Exact name of registrant as specified in charter)

5299 DTC Blvd. Suite 1200 Greenwood Village, CO 80111

(Address of principal executive offices) (Zip code)

Carrie Schoffman

5299 DTC Blvd. Suite 1200 Greenwood Village, CO 80111

(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-790-1600

Date of fiscal year end: September 30, 2016

Date of reporting period: September 30, 2016

Item 1. Reports to Stockholders.

Diversified Funds

ICON Bond Fund

ICON Equity Income Fund

ICON Fund

ICON Long/Short Fund

ICON Opportunities Fund

ICON Risk-Managed Balanced Fund

You can now sign up for electronic delivery of ICON Fund shareholder reports, including prospectuses, annual reports, semiannual reports and proxy statements.

When these materials are available, you will receive an email from ICON with instructions on how to view the documents. Statements, transaction confirmations and other documents that are not available online will continue to be sent to you by U.S. mail.

Visit ICON’s website at www.iconfunds.com to learn more and sign up.

You may change or cancel your participation in eDelivery by visiting www.iconfunds.com, or you can request a hard copy of any of the materials free of charge by calling ICON Funds at 1-800-764-0442.

1-800-764-0442	●	www.iconfunds.com

ICON Diversified Funds	About This Report
September 30, 2016 (Unaudited)

Historical Returns

All total returns mentioned in this Report account for the change in a Fund’s per-share price and the reinvestment of any dividends, capital gain distributions and adjustments for financial statement purposes. If your account is set up to receive Fund distributions in cash rather than to reinvest them, your actual return may differ from these figures. The Funds’ performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Adviser may have reimbursed certain fees or expenses of some of the Funds. If not for these reimbursements, performance would have been lower. Fund results shown, unless otherwise indicated, are at net asset value. If a sales charge (maximum 5.75%) had been deducted, results would have been lower.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results represent past performance, and current performance may be higher or lower. Please call 1-800-764-0442 or visit www.iconfunds.com for performance results current to the most recent month-end.

Portfolio Data

This Report reflects ICON’s portfolio holdings as of September 30, 2016, the end of the reporting period. The information is not a complete analysis of every aspect of any sector, industry, security or the Funds.

There are risks associated with mutual fund investing, including the loss of principal. The likelihood of loss may be greater if you invest for a shorter period of time. There is no assurance that the investment process will consistently lead to successful results.

There are risks associated with selling short, including the risk that the ICON Long/Short Fund may have to cover its short position at a higher price than the short price, resulting in a loss. The ICON Long/Short Fund’s loss on a short sale is potentially unlimited as a loss occurs when the value of a security sold short increases. Call options involve certain risks, such as limited gains and lack of liquidity in the underlying securities, and are not suitable for all investors.

Investing in fixed income securities such as bonds involves interest rate risk. When interest rates rise, the value of fixed income securities generally decreases. The ICON Bond Fund and ICON Equity Income Fund may invest up to 35% and 25% of its assets in high-yield bonds that are below investment grade, respectively. ICON Risk-Managed Balanced Fund may invest up to 10% of its assets in high-yield bonds that are below investment grade. High-yield bonds involve a greater risk of default and price volatility than U.S. Government and other higher-quality bonds.

An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment.

Investments in foreign securities may entail unique risks, including political, market, and currency risks. Financial statements of foreign companies are governed by different accounting, auditing, and financial standards than U.S. companies and may be less transparent and uniform than in the United States. Many corporate governance standards, which help ensure the integrity of public information in the United States, do not exist in foreign countries. In general, there may be less governmental supervision of foreign stock exchanges and securities brokers and issuers. The ICON system relies on the integrity of the financial statements released to the market as part of our analysis.

Investments in other mutual fund companies may entail certain risks. For example, the Fund’s performance depends on the underlying funds in which it invests, and it is subject to the risks of the underlying funds. Additionally, an investment by the Fund or underlying fund in exchange-traded funds generally presents the same primary risks as an investment in a mutual fund.

The prospectus and statement of additional information contain this and other information about the Funds and are available by visiting www.iconfunds.com or calling 1-800-764-0442. Please read the prospectus and statement of additional information carefully.

Financial Intermediary

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may influence the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

2	www.iconfunds.com

ICON Bond Fund	Management Overview
September 30, 2016 (Unaudited)

Q.	How did the Fund perform relative to its benchmark?
A.

For the Fund’s fiscal year ended September 30, 2016, the ICON Bond Fund (the Fund) Class S shares outperformed its benchmark, the Barclays Capital U.S. Universal Index (ex-MBS). The Fund returned 7.54% while the Barclays Capital U.S. Universal Index (ex-MBS) returned 6.89%. Total returns for other periods and additional Class shares as of September 30, 2016, appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors were behind the Fund’s relative performance?
A.

Similar to last year, many investors began fiscal year 2016 anticipating upward pressure on interest rates as the Federal Reserve began a tightening cycle. However, as the year unfolded, the combination of falling commodity prices and global economic volatility created yet another year of falling interest rates and rallying bond prices. The yield on the 10-year U.S. Treasury began the fiscal year at about 2.04%, rose to 2.34% in mid-November 2015 as investors began pricing in the anticipated rate rise, fell to 1.36% in early July 2016 as prospects for increasing rates fell, and finally finished the fiscal year at 1.59%. In addition to the volatility in the U.S. Treasury market, corporate bond spreads experienced volatility of their own as default concerns for commodity related companies spiked when the price of oil and other industrial metals collapsed to current cycle lows during the first half of the fiscal year. However, those concerns were short-lived as the commodity market calmed and corporate bond spreads reversed course to finish the fiscal year slightly tighter than where they began.

Over the course of the fiscal year, the Fund maintained a lower overall duration and underexposure to U.S. Treasuries relative to the benchmark, which proved to be a headwind from a curve return standpoint. However, this curve underperformance was offset by positive returns in specific segments of the corporate bond market, closed-end fund arbitrage plays, and investments in preferred securities, resulting in outperformance relative to the benchmark over the course of the fiscal year.

Q.	How did the Fund’s composition affect performance?
A.

As stated above, the Fund outperformed its benchmark during the fiscal year. The outperformance stemmed from positive allocation effect, mainly from selections in the preferred share segment of the market and an overweight position in corporate credit which produced strong relative returns over the course of the fiscal year. Closed-end fund positions also produced strong returns relative to the benchmark, contributing positively to the Fund’s performance. The Fund also had positive selection effect in the corporate bond segment of the market where holdings within the Industrials, Financials, and Energy sectors of the market experienced larger spread tightening movement than the broad market.

Negative allocation effect came from the Fund’s underexposure to both U.S. Treasuries and Securitized Debt. Based on our internal assumption of risk and returns, we felt as though an overweight allocation to these segments of the market was unwarranted and would rather look to focus on bottom up security selection.

Q.	What is your investment outlook for the bond market?
A.

At the end of fiscal year 2016, both investment grade and high yield corporate bond spreads were trading at levels that we deemed close to fair value. With spreads at these levels we are focused on our bottom up approach to find issue specific opportunities. While we don’t anticipate a substantial upward movement in interest rates over the course of the next 12 months, the Fund is positioned in the lower portion of its duration range as we move into fiscal year 2017. We continue to shy away from interest rate forecasts and remain steadfast in our search for issue specific opportunities. While future bond market volatility might be substantial, we believe our bottom up investment methodology will help the Fund navigate the changing market.

Annual Report | September 30, 2016	3

ICON Bond Fund	Management Overview
September 30, 2016 (Unaudited)

Average Annual Total Return (as of September 30, 2016)

	Inception Date	1 Year	5 Years	10 Years	Since Inception	Gross Expense Ratio*	Net Expense Ratio*
ICON Bond Fund - Class S	5/6/04	7.54%	4.38%	4.92%	4.66%	1.06%	0.90%
ICON Bond Fund - Class C	10/21/02	6.59%	3.49%	4.04%	4.13%	2.34%	1.75%
ICON Bond Fund - Class A	9/30/10	7.25%	4.14%	N/A	3.43%	1.51%	1.15%
ICON Bond Fund - Class A
(including maximum sales charge of 4.75%)	9/30/10	2.12%	3.14%	N/A	2.60%	1.51%	1.15%
Barclays Capital U.S. Universal Index		6.11%	3.62%	5.00%	5.09%	N/A	N/A
Barclays Capital U.S. Universal Index (ex-MBS)		6.89%	3.96%	5.06%	5.30%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section. The Adviser has agreed to limit certain Fund expenses; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future.

*	Please see the most recent prospectus for details.

Class C total returns exclude applicable sales charges. If sales charges were included returns would be lower.

Value of a $10,000 Investment (through September 30, 2016)

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Bond Fund’s Class S shares on the Class’ inception date of 5/6/04 to a $10,000 investment made in an unmanaged securities index on that date. Performance for the Bond Fund’s other share classes will vary due to differences in charges and expenses. The Bond Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

4	www.iconfunds.com

ICON Bond Fund	Schedule of Investments
September 30, 2016

	Shares or Principal Amount	Value
Corporate Bonds (59.18%)
Consumer Discretionary (1.16%)
International Game
Technology
5.35%, 10/15/23	$1,000,000	$1,010,000

Consumer Staples (13.55%)
Bumble Bee Holdings, Inc.
9.00%, 12/15/17(a)	650,000	653,250
CVS Health Corp.
4.75%, 12/01/22	2,500,000	2,835,678
Innovation Ventures LLC /
Innovation Ventures
Finance Corp.
9.50%, 08/15/19(a)	1,500,000	1,577,250
Kraft Heinz Foods Co.
4.88%, 02/15/25(a)	3,711,000	4,093,426
Molson Coors Brewing Co.
3.00%, 07/15/26	1,300,000	1,309,842
WhiteWave Foods Co.
5.38%, 10/01/22	1,200,000	1,363,500

		11,832,946

Financial (24.96%)
Aircastle, Ltd.
5.00%, 04/01/23	1,400,000	1,463,000
Ally Financial, Inc.
8.00%, 03/15/20	2,493,000	2,848,252
American Equity Investment
Life Holding Co.
6.63%, 07/15/21	500,000	521,188
Berkshire Hathaway, Inc.
2.75%, 03/15/23	500,000	519,825
E*TRADE Financial Corp.
5.38%, 11/15/22	500,000	533,010
Infinity Property & Casualty Corp.
5.00%, 09/19/22	640,000	679,146
International Lease Finance Corp.
5.88%, 08/15/22	1,500,000	1,663,125
KeyCorp Capital II
6.88%, 03/17/29	1,094,000	1,241,865
Liberty Mutual Insurance Co.
7.88%, 10/15/26(a)	1,135,000	1,442,613
MBIA, Inc.
6.63%, 10/01/28	2,439,000	2,512,170
MetLife Capital Trust IV
7.88%, 12/15/37(a)	1,000,000	1,254,598
Neuberger Berman Group
LLC / Neuberger Berman
Finance Corp.
5.88%, 03/15/22(a)	765,000	798,469
NTC Capital I, Series A
1.20%, 01/15/27(b)	1,500,000	1,297,500

	Shares or Principal Amount	Value
Financial (continued)
Prudential Financial, Inc.
8.88%, 06/15/38(b)	$1,000,000	$1,110,000
SouthTrust Bank
6.13%, 01/09/28	750,000	910,490
State Street Capital Trust I
1.38%, 05/15/28(b)	1,250,000	1,125,000
USB Realty Corp.
1.83%, 01/15/17(a)(b)	2,100,000	1,884,750

		21,805,001

Health Care (6.44%)
Amsurg Corp.
5.63%, 11/30/20	300,000	308,250
HCA Holdings, Inc.
5.25%, 04/15/25	2,500,000	2,665,625
Highmark, Inc.,
6.13%, 05/15/41(a)(c)	600,000	585,286
St. Jude Medical, Inc.
3.88%, 09/15/25	1,935,000	2,063,544

		5,622,705

Industrials (7.00%)
General Electric Co., Series D
5.00%, 01/21/21(b)	1,625,000	1,728,025
Ingersoll-Rand Co.
6.39%, 11/15/27	1,260,000	1,495,730
Overseas Shipholding Group, Inc.
8.13%, 03/30/18(c)	1,000,000	1,052,500
Spirit AeroSystems, Inc.
5.25%, 03/15/22	1,750,000	1,839,414

		6,115,669

Information Technology (3.09%)
Lender Processing Services,
Inc. / Black Knight
Lending Solutions, Inc.
5.75%, 04/15/23	2,565,000	2,699,662

Materials (0.60%)
USG Corp.
5.88%, 11/01/21(a)	500,000	523,125

Telecommunication Services (2.38%)
EarthLink Holdings Corp.
7.38%, 06/01/20	1,000,000	1,051,250
Lee Enterprises, Inc.
9.50%, 03/15/22(a)(d)	1,000,000	1,032,500

		2,083,750

Total Corporate Bonds
(Cost $51,062,150)		51,692,858

The accompanying notes are an integral part of the financial statements.
Annual Report | September 30, 2016	5

ICON Bond Fund	Schedule of Investments
September 30, 2016

	Shares or Principal Amount	Value

Convertible Corporate Bonds (2.38%)
Telecommunication Services (2.38%)
Clearwire Communications LLC / Clearwire Finance, Inc. 8.25%, 12/01/40(a)	$2,000,000	$2,077,500

Total Convertible Corporate Bonds (Cost $2,032,341)		2,077,500

U.S. Treasury Obligations (3.43%)
U.S. Treasury Note 1.50%, 08/15/26	1,000,000	990,977
U.S. Treasury Note 1.63%, 02/15/26	2,000,000	2,004,922

Total U.S. Treasury Obligations (Cost $2,957,717)		2,995,899

Collateralized Mortgage Obligations (12.56%)
Citigroup Mortgage Loan Trust, Inc., Series 2013-J1, Class B3 3.54%, 02/25/38(a)(b)(c)	480,268	470,699
Green Tree, Inc., Series 2008-HE1, Class A 9.50%, 03/25/38(a)(b)(c)	425,715	449,897
MASTR Seasoned Securitization Trust, Inc., Series 2005-1, Class 1A1 6.52%, 09/25/32(b)	1,060,839	1,146,938
Mill City Mortgage Trust, Series 2015-1, Class M3 3.20%, 10/25/32(a)(b)(c)	800,000	781,497
New Residential Mortgage Loan Trust, Series 2016-1A, Class B3 5.56%, 03/25/56(a)(b)(c)	489,658	511,588
Sequoia Mortgage Trust, Inc., Series 2013-12, Class B3 4.23%, 12/25/43(a)(b)(c)	755,957	766,794
Towd Point Mortgage Trust, Inc., Series 2015-1, Class A5 3.51%, 06/25/29(a)(b)(c)	2,500,000	2,461,658
Towd Point Mortgage Trust, Inc., Series 2015-4, Class M2 3.75%, 01/25/27(a)(b)(c)	2,000,000	1,984,399

	Shares or Principal Amount	Value

Collateralized Mortgage Obligations (continued)
Towd Point Mortgage Trust, Inc., Series 2015-2, Class 2M1 3.75%, 12/25/24(a)(b)(c)	$1,500,000	$1,560,369
Towd Point Mortgage Trust, Inc., Series 2015-6, Class M2 3.75%, 02/25/28(a)(b)(c)	300,000	304,303
Velocity Commercial Capital Loan Trust, Inc., Series 2014-1, Class M3 6.89%, 02/25/24(a)(b)(c)	500,000	530,313

Total Collateralized Mortgage Obligations (Cost $10,903,445)		10,968,455

Preferred Stocks (5.39%)
Diversified Banks (4.11%)
GMAC Capital Trust I, Series 2	141,292	3,590,229

Diversified Operations (0.83%)
Pitney Bowes International Holdings, Inc., Series F(a)(c)	700	721,219

Office REIT’s (0.45%)
Gramercy Property Trust, Inc., Series A(c)(d)	14,634	397,167

Total Preferred Stocks (Cost $4,548,684)		4,708,615

Closed-End Mutual Funds (9.79%)
BlackRock Income Trust, Inc.(d)	99,117	642,278
Deutsche High Income Trust	187,002	1,722,289
Deutsche Multi-Market Income Trust	182,344	1,559,041
Deutsche Strategic Income Trust	16,735	202,828
First Trust Mortgage Income Fund	68,894	992,763
Franklin Limited Duration Income Trust(d)	88,437	1,069,203
Morgan Stanley Income Securities, Inc.	72,031	1,362,827

The accompanying notes are an integral part of the financial statements.
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ICON Bond Fund	Schedule of Investments
September 30, 2016

	Shares or Principal Amount	Value

Closed-End Mutual Funds (continued)
Pacholder High Yield Fund, Inc.	140,118	$999,041

Total Closed-End Mutual Funds (Cost $8,292,846)		8,550,270

Collateral for Securities on Loan (1.25%)
State Street Navigator Prime Portfolio, 0.30%	1,092,875	1,092,875

Total Collateral for Securities on Loan (Cost $1,092,875)		1,092,875

Short-Term Investments (6.45%)
Time Deposits (6.45%)
State Street Euro Dollar Time Deposit (USD), 0.01%, 10/03/16	5,636,472	5,636,472

Total Short-Term Investments (Cost $5,636,472)		5,636,472

Total Investments (100.43%) (Cost $86,526,530)		$87,722,944

Liabilities Less Other Assets (-0.43%)		(377,105)

Net Assets (100.00%)		$87,345,839

(a)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2016, these securities had a total aggregate market value of $26,465,503, representing 30.30% of net assets.

(b)	Floating Rate Security. Rate disclosed is as of September 30, 2016.
(c)	These securities are considered to be illiquid. The aggregate value of these securities at September 30, 2016 was $12,577,689, which represent 14.40% of the Fund’s net assets.
(d)	All or a portion of the security was on loan as of September 30, 2016.

REIT - Real Estate Investment Trust

Credit Diversification (September 30, 2016)
A-*	1.31%
A3	6.91%
Aa2	0.59%
Aa3	1.04%
Aaa	3.43%
B1	3.94%
B2	1.93%
B3	2.16%
Ba1	9.51%
Ba2	1.16%
Ba3	5.06%
Baa1	3.83%
Baa2	15.32%
Baa3	9.79%
BBB*	0.54%
BBB-*	0.60%
Caa1	1.20%
NR	9.23%

Total:	77.55%

*	Reflects S&P Rating for securities where Moody’s rating is unavailable.

Percentages are based upon U.S. Treasury obligations, collateralized mortgage obligations, corporate and convertible corporate bond investments as a percentage of net assets. Ratings based on Moody’s Investors Service, Inc.

The accompanying notes are an integral part of the financial statements.
Annual Report | September 30, 2016	7

ICON Equity Income Fund	Management Overview
September 30, 2016 (Unaudited)

Q.	How did the Fund perform relative to its benchmarks?

A.

The ICON Equity Income Fund (the Fund) Class S shares returned 13.30% for the fiscal year ending September 30, 2016, lagging its benchmark, the S&P Composite 1500 Index, which returned 15.49% during the fiscal year. Total returns for other periods and additional Class shares as of September 30, 2016, appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors were behind the Fund’s relative performance?

A.

As the fiscal year began, our valuation methodology calculated an overall average value-to-price (V/P) ratio for the equity market of 1.09, meaning we believed fair value for the equity market as a whole was approximately 9% higher than where stocks were trading. While we were anticipating positive returns, the market exceeded our expectations. Stocks with high dividend yields did particularly well over the course of the fiscal year. For example, the Utilities and Telecommunication Services sectors, both comprised largely of stocks with high dividend yields, were up 18.7% and 26.6%, respectively, for the one year period ending September 30, 2016, as measured by the S&P 1500 Utilities Index and the S&P 1500 Telecommunication Services Index. In part, the demand for high dividend yielding stocks came from the decline in interest rates as the 10-year U.S. Treasury fell from approximately 2.04% to approximately 1.60% over the course of the year. High dividend yielding stocks can be an attractive income alternative in a low interest rate environment.

Despite the Fund’s tilt toward relatively high dividend yielding stocks, it still lagged the S&P 1500 Index, primarily due to the Fund’s positions in fixed income.

Q.	How did the Fund’s composition affect performance?

A.

The Fund’s stock selection within the Information Technology sector was the largest detractor to the Fund’s performance relative to the benchmark. The Fund’s holdings in the Information Technology sector returned about 8.5% while the benchmark returns for this sector were above 22%. The Fund’s holdings in the Technology Hardware, Storage & Peripherals industry were particularly difficult for the Fund, with a net loss to the Fund versus a positive return for the benchmark. Further, the Fund’s use of protective puts resulted in a net loss for the Fund as the market rose.

The Utilities sector helped to offset some of the losses from the Information Technology sector. The Fund was overweight the Utilities sector compared to the benchmark and this overweight position coupled with stock selection within the sector contributed to the Fund’s performance. The Fund’s holdings in the Multi-Utilities industry were particularly beneficial to the Fund.

Q.	What is the outlook for the ICON Equity Income Fund?

A.

The overall average V/P ratio for the stocks we track within our system was 1.09 as of September 30, 2016. Given this V/P ratio, we believe the market can continue to rise over the next year, and the Fund currently has an equity to fixed income allocation of approximately 90% equity and 10% fixed income. Additionally, based on our valuation readings, the Fund has a notable position in the Financial sector.    We will continue to monitor the equity market to find the best combination of value and dividend for our investors.

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ICON Equity Income Fund	Management Overview
September 30, 2016 (Unaudited)

Average Annual Total Return (as of September 30, 2016)

	Inception Date	1 Year	5 Years	10 Years	Since Inception	Gross Expense Ratio*	Net Expense Ratio*
ICON Equity Income Fund - Class S	5/10/04	13.30%	13.04%	5.80%	6.69%	1.60%	1.55%
ICON Equity Income Fund - Class C	11/8/02	12.15%	11.93%	4.74%	6.91%	2.69%	2.55%
ICON Equity Income Fund - Class A	5/31/06	12.97%	12.76%	5.52%	5.38%	1.87%	1.80%
ICON Equity Income Fund - Class A
(including maximum sales charge of 5.75%)	5/31/06	6.49%	11.43%	4.90%	4.78%	1.87%	1.80%
S&P Composite 1500 Index		15.49%	16.44%	7.44%	9.10%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section. The Adviser has agreed to limit certain Fund expenses; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future.

*	Please see the most recent prospectus for details.

Class C total returns exclude applicable sales charges. If sales charges were included returns would be lower.

Value of a $10,000 Investment (through September 30, 2016)

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Equity Income Fund’s Class S shares on the Class’ inception date of 5/10/04 to a $10,000 investment made in an unmanaged securities index on that date. Performance for the Equity Income Fund’s other share classes will vary due to differences in charges and expenses. The Equity Income Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Annual Report | September 30, 2016	9

ICON Equity Income Fund	Schedule of Investments
September 30, 2016

	Shares or Principal Amount	Value

Corporate Bonds (1.60%)
Financial (1.20%)
E*TRADE Financial Corp. 5.38%, 11/15/22	$200,000	$213,204
Ironshore Holdings U.S., Inc. 8.50%, 05/15/20(a)	500,000	568,251

		781,455

Materials (0.40%)
Westlake Chemical Corp. 4.88%, 05/15/23(a)	250,000	261,733

Total Corporate Bonds (Cost $1,043,622)		1,043,188

Convertible Corporate Bonds (0.40%)
Telecommunication Services (0.40%)
Clearwire Communications LLC / Clearwire Finance, Inc. 8.25%, 12/01/40(a)	250,000	259,688

Total Convertible Corporate Bonds (Cost $254,981)		259,688

Collateralized Mortgage Obligations (1.03%)
Green Tree, Inc., Series 2008-HE1, Class A 9.50%, 03/25/38(a)(b)(c)	170,286	179,958
Towd Point Mortgage Trust, Inc., Series 2015-1, Class A5 3.51%, 06/25/29(a)(b)(c)	500,000	492,332

Total Collateralized Mortgage Obligations (Cost $675,503)		672,290

Common Stocks (89.38%)
Aerospace & Defense (1.66%)
Boeing Co.	8,200	1,080,268

Apparel Retail (1.55%)
Buckle, Inc.(d)	42,000	1,009,260

Asset Management & Custody Banks (1.74%)
Legg Mason, Inc.	33,800	1,131,624

Auto Parts & Equipment (1.96%)
Magna International, Inc.	29,700	1,275,615

Automobile Manufacturers (2.63%)
Ford Motor Co.	91,100	1,099,577

	Shares or Principal Amount	Value

Automobile Manufacturers (continued)
Nissan Motor Co., Ltd., Sponsored ADR	31,400	$616,696

		1,716,273

Biotechnology (1.75%)
AbbVie, Inc.	18,100	1,141,567

Communications Equipment (1.74%)
Harris Corp.	12,400	1,135,964

Data Processing & Outsourced Services (4.45%)
Automatic Data Processing, Inc.	13,100	1,155,420
Broadridge Financial Solutions, Inc.	9,400	637,226
Xerox Corp.	109,600	1,110,248

		2,902,894

Electric Utilities (0.82%)
American Electric Power Co., Inc.	8,300	532,943

Electronic Manufacturing Services (1.89%)
TE Connectivity, Ltd.	19,100	1,229,658

Fertilizers & Agricultural Chemicals (1.66%)
Agrium, Inc.(d)	11,900	1,079,211

Gas Utilities (0.95%)
National Fuel Gas Co.	11,400	616,398

Health Care Distributors (1.90%)
Cardinal Health, Inc.	15,900	1,235,430

Home Improvement Retail (1.90%)
Home Depot, Inc.	9,600	1,235,328

Homefurnishing Retail (1.28%)
Williams-Sonoma, Inc.(d)	16,300	832,604

Hotels, Resorts & Cruise Lines (3.50%)
Royal Caribbean Cruises, Ltd.	17,000	1,274,150
Wyndham Worldwide Corp.	15,000	1,009,950

		2,284,100

Household Appliances (1.64%)
Whirlpool Corp.	6,600	1,070,256

Housewares & Specialties (1.88%)
Tupperware Brands Corp.	18,700	1,222,419

Integrated Telecommunication Services (2.84%)
AT&T, Inc.	29,500	1,197,995
BCE, Inc.	14,200	655,756

		1,853,751

The accompanying notes are an integral part of the financial statements.
10	www.iconfunds.com

ICON Equity Income Fund	Schedule of Investments
September 30, 2016

	Shares or Principal Amount	Value

Life & Health Insurance (2.06%)
Lincoln National Corp.	28,600	$1,343,628

Mortgage REIT’s (0.98%)
Annaly Capital Management, Inc., REIT	61,000	640,500

Movies & Entertainment (3.61%)
Regal Entertainment Group, Class A(d)	53,700	1,167,975
Time Warner, Inc.	14,900	1,186,189

		2,354,164

Multi-line Insurance (3.74%)
Hartford Financial Services Group, Inc.	29,700	1,271,754
Horace Mann Educators Corp.	31,900	1,169,135

		2,440,889

Multi-Utilities (2.22%)
Dominion Resources, Inc.	11,500	854,105
DTE Energy Co.	6,300	590,121

		1,444,226

Oil & Gas Equipment & Services (1.12%)
Bristow Group, Inc.(d)	51,900	727,638

Oil & Gas Exploration & Production (1.00%)
Cabot Oil & Gas Corp.	25,200	650,160

Oil & Gas Refining & Marketing (2.63%)
HollyFrontier Corp.	32,300	791,350
Tesoro Corp.	11,600	922,896

		1,714,246

Oil & Gas Storage & Transportation (1.47%)
Ship Finance International, Ltd.(d)	65,200	960,396

Packaged Foods & Meats (1.80%)
B&G Foods, Inc.	23,800	1,170,484

Paper Packaging (1.00%)
International Paper Co.	13,600	652,528

Pharmaceuticals (5.83%)
Bristol-Myers Squibb Co.	11,800	636,256
Eli Lilly & Co.	8,800	706,288
Merck & Co., Inc.	10,300	642,823
Novo Nordisk A/S, Sponsored ADR	16,600	690,394
Pfizer, Inc.	33,100	1,121,097

		3,796,858

Property & Casualty Insurance (5.97%)
AmTrust Financial Services, Inc.	38,800	1,041,004
Chubb, Ltd.	7,700	967,505

	Shares or Principal Amount	Value

Property & Casualty Insurance (continued)
Stewart Information Services Corp.	28,100	$1,249,045
XL Group PLC	18,900	635,607

		3,893,161

Railroads (1.80%)
Union Pacific Corp.	12,000	1,170,360

Regional Banks (4.24%)
Fifth Third Bancorp	62,900	1,286,934
KeyCorp	88,200	1,073,394
M&T Bank Corp.	3,500	406,350

		2,766,678

Semiconductor Equipment (1.78%)
Teradyne, Inc.	53,700	1,158,846

Semiconductors (3.52%)
Intel Corp.	34,000	1,283,500
QUALCOMM, Inc.	14,800	1,013,800

		2,297,300

Technology Hardware, Storage & Peripherals (2.46%)
Apple, Inc.	14,200	1,605,310

Thrifts & Mortgage Finance (2.88%)
Dime Community Bancshares, Inc.	57,700	967,052
New York Community Bancorp, Inc.	64,100	912,143

		1,879,195

Tobacco (1.53%)
Reynolds American, Inc.	21,200	999,580

Total Common Stocks (Cost $56,577,813)		58,251,710

Preferred Stocks (1.93%)
Consumer Finance (0.47%)
Discover Financial Services, Series B(d)	11,792	307,535

Diversified Banks (0.42%)
GMAC Capital Trust I, Series 2	10,800	274,428

Mortgage REIT’s (0.56%)
Annaly Capital Management, Inc., Series E	14,225	360,035

The accompanying notes are an integral part of the financial statements.
Annual Report | September 30, 2016	11

ICON Equity Income Fund	Schedule of Investments
September 30, 2016

	Shares or Principal Amount	Value

Office REIT’s (0.48%)
Gramercy Property Trust, Inc., Series A(c)	11,573	$314,091

Total Preferred Stocks (Cost $1,214,672)		1,256,089

Convertible Preferred Stocks (0.40%)
Diversified Banks (0.40%)
Wells Fargo & Co., Series L	200	261,720

Total Convertible Preferred Stocks (Cost $246,404)		261,720

Closed-End Mutual Funds (3.88%)
BlackRock Income Trust, Inc.	47,970	310,846
Blackstone / GSO Senior Floating Rate Term Fund	6,558	110,502
Deutsche Global High Income Fund, Inc.	10,000	84,100
Deutsche High Income Opportunities Fund, Inc.	13,342	188,789
Deutsche High Income Trust	36,761	338,569
Deutsche Multi-Market Income Trust	42,005	359,143
Deutsche Strategic Income Trust	16,113	195,289
Franklin Limited Duration Income Trust	26,467	319,986
Morgan Stanley Income Securities, Inc.	12,866	243,425
Pacholder High Yield Fund, Inc.	11,866	84,605
Wells Fargo Multi-Sector Income Fund	22,462	291,332

Total Closed-End Mutual Funds (Cost $2,415,180)		2,526,586

Underlying Security/Expiration Date/Exercise Price	Contracts	Value

Put Options Purchased (0.08%)
S&P 500 Index 01/20/17, 1,800	60	54,000

Total Put Options Purchased (Cost $254,882)		54,000

	Shares or Principal Amount	Value

Collateral for Securities on Loan (9.19%)
State Street Navigator Prime Portfolio, 0.30%	5,989,261	$5,989,261

Total Collateral for Securities on Loan (Cost $5,989,261)		5,989,261

Short-Term Investments (0.29%)
Time Deposits (0.29%)
State Street Euro Dollar Time Deposit (USD), 0.01%, 10/03/16	190,554	190,554

Total Short-Term Investments (Cost $190,554)		190,554

Total Investments (108.18%) (Cost $68,862,872)		$70,505,086

Liabilities Less Other Assets (-8.18%)		(5,329,915)

Net Assets (100.00%)		$65,175,171

(a)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2016, these securities had a total aggregate market value of $1,761,962, representing 2.70% of net assets.

(b)	Floating Rate Security. Rate disclosed is as of September 30, 2016.
(c)	These securities are considered to be illiquid. The aggregate value of these securities at September 30, 2016 was $986,381, which represent 1.51% of the Fund’s net assets.
(d)	All or a portion of the security was on loan as of September 30, 2016.

ADR - American Depositary Receipt

REIT - Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.
12	www.iconfunds.com

ICON Equity Income Fund	Schedule of Investments
September 30, 2016

Sector Composition (September 30, 2016)

Financial	23.46%
Consumer Discretionary	19.95%
Information Technology	15.84%
Health Care	9.48%
Energy	6.22%
Utilities	3.99%
Industrials	3.46%
Consumer Staples	3.33%
Telecommunication Services	2.84%
Materials	2.66%
Real Estate	0.48%

91.71%

Percentages are based upon common, preferred, and convertible preferred stocks as a percentage of net assets.

Industry Composition (September 30, 2016)

Property & Casualty Insurance	5.97%
Pharmaceuticals	5.83%
Data Processing & Outsourced Services	4.45%
Regional Banks	4.24%
Multi-line Insurance	3.74%
Movies & Entertainment	3.61%
Semiconductors	3.52%
Hotels, Resorts & Cruise Lines	3.50%
Thrifts & Mortgage Finance	2.88%
Integrated Telecommunication Services	2.84%
Oil & Gas Refining & Marketing	2.63%
Automobile Manufacturers	2.63%
Technology Hardware, Storage & Peripherals	2.46%
Multi-Utilities	2.22%
Life & Health Insurance	2.06%
Auto Parts & Equipment	1.96%
Home Improvement Retail	1.90%
Health Care Distributors	1.90%
Electronic Manufacturing Services	1.89%
Housewares & Specialties	1.88%
Railroads	1.80%
Packaged Foods & Meats	1.80%
Semiconductor Equipment	1.78%
Biotechnology	1.75%
Asset Management & Custody Banks	1.74%
Communications Equipment	1.74%
Fertilizers & Agricultural Chemicals	1.66%
Aerospace & Defense	1.66%
Household Appliances	1.64%
Apparel Retail	1.55%
Mortgage REIT’s	1.54%
Tobacco	1.53%
Oil & Gas Storage & Transportation	1.47%
Homefurnishing Retail	1.28%
Oil & Gas Equipment & Services	1.12%
Paper Packaging	1.00%
Oil & Gas Exploration & Production	1.00%
Other Industries (each less than 1%)	3.54%

91.71%

Percentages are based upon common, preferred, and convertible preferred stocks as a percentage of net assets.

The accompanying notes are an integral part of the financial statements.
Annual Report | September 30, 2016	13

ICON Fund	Management Overview
September 30, 2016 (Unaudited)

Q.	How did the Fund perform relative to its benchmarks?

A.

The ICON Fund (the Fund) Class S returned 1.81% for the fiscal year ending September 30, 2016, while its benchmark, the S&P 1500 Index, returned 15.49%. Total returns for other periods and additional Class shares as of September 30, 2016, appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors were behind the Fund’s relative performance?

A.

From September 30, 2015, through the market low of February 11, 2016, the Fund underperformed, dropping more than the broad market. The market drop in December 2015 and January 2016, coming after the Federal Reserve raised its target for the Federal Funds rate and hinted at many more increases in 2016, was particularly difficult for the Fund. The Fund’s overweight position in the Financial sector relative to the benchmark hurt performance as the sector stumbled, we believe due to falling interest rates and investor concern that Federal Funds rate hikes would slow the economy. The market rebounded from its February 11, 2016 low and the Fund participated, outperforming its benchmark through September 30, 2016, but the gains were not enough to make up for the underperformance of late 2015 and early 2016.

Q.	How did the Fund’s composition affect performance?

A.

The five biggest contributors to Fund performance were Thor Industries, Center Point Energy, Martin Marietta Materials, CMS Energy Corporation and Ashland. Thor Industries is in the Consumer Discretionary sector, CMS Energy and CenterPoint Energy are in the Utilities sector and Martin Marietta Materials and Ashland are in the Materials sector.

The five largest detractors from Fund performance were Encore Capital Group, Polaris Industries, Signature Bank, McKesson Corporation and Royal Caribbean Cruises. Encore, Polaris Industries and McKesson Corporation were sold. The other two remain in the portfolio.

Q.	What is your investment outlook for the overall market?

A.

From December 1, 2014, the broad market was in a sideways range for approximately 19 months. On every advance prices ran into what we have called a “value ceiling” and went no higher. Our estimation of fair value had generally been growing since 2009, but paused and actually declined in 2015 and early 2016. However, in the spring of 2016, our estimate of fair value began growing again and prices responded with many indexes breaking out to all-time highs in August. We ended September 2016 with an overall average market value-to-price (V/P) ratio of 1.09, meaning stock prices in general would need to move higher over the next year to reach our estimate of fair value. As we wrote a year ago, “[w]e do not see any of the behaviors and signs we believe are typical of market peaks and expect the six-year-old bull market to resume.” With a current overall market V/P ratio of 1.09 as of September 30, 2016, we have the same view as we did a year ago.

14	www.iconfunds.com

ICON Fund	Management Overview
September 30, 2016 (Unaudited)

Average Annual Total Return (as of September 30, 2016)

	Inception Date	1 Year	5 Years	10 Years	Since Inception	Gross Expense Ratio*	Net Expense Ratio*
ICON Fund - Class S	5/6/04	1.81%	9.95%	1.03%	3.04%	1.09%	1.09%
ICON Fund - Class C	11/28/00	0.65%	8.81%	0.26%	2.56%	2.27%	2.25%
ICON Fund - Class A	5/31/06	1.37%	9.57%	0.50%	0.04%	1.55%	1.50%
ICON Fund - Class A (including maximum sales charge of 5.75%)	5/31/06	-4.45%	8.27%	-0.09%	-0.53%	1.55%	1.50%
S&P Composite 1500 Index		15.49%	16.44%	7.44%	5.61%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section. The Since Inception performance results for Class C shares include returns for certain time periods that were restarted as of June 8, 2004.

*	Please see the most recent prospectus for details.

Class C total returns exclude applicable sales charges. If sales charges were included returns would be lower.

Value of a $10,000 Investment (through September 30, 2016)

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the ICON Fund’s Class S shares on the Class’ inception date of 5/6/04 to a $10,000 investment made in an unmanaged securities index on that date. Performance for the ICON Fund’s other share classes will vary due to differences in charges and expenses. The ICON Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Annual Report | September 30, 2016	15

ICON Fund	Schedule of Investments
September 30, 2016

	Shares or Principal Amount	Value

Common Stocks (100.01%)
Application Software (2.84%)
Adobe Systems, Inc.(a)	12,000	$1,302,480

Asset Management & Custody Banks (2.89%)
Janus Capital Group, Inc.	94,900	1,329,549

Auto Parts & Equipment (2.23%)
Magna International, Inc.	23,800	1,022,210

Automobile Manufacturers (2.97%)
Thor Industries, Inc.	16,100	1,363,670

Biotechnology (6.28%)
Celgene Corp.(a)	20,400	2,132,412
Vertex Pharmaceuticals, Inc.(a)	8,600	750,006

		2,882,418

Building Products (2.34%)
Masco Corp.	31,300	1,073,903

Construction Materials (4.33%)
Martin Marietta Materials, Inc.	11,100	1,988,121

Data Processing & Outsourced Services (1.68%)
Total System Services, Inc.	16,400	773,260

Diversified Banks (6.20%)
Bank of America Corp.	182,000	2,848,300

Electronic Components (1.49%)
Rogers Corp.(a)	11,200	684,096

Home Improvement Retail (5.30%)
Home Depot, Inc.	18,900	2,432,052

Homebuilding (3.38%)
PulteGroup, Inc.	77,500	1,553,100

Hotels, Resorts & Cruise Lines (4.90%)
Royal Caribbean Cruises, Ltd.	13,200	989,340
Wyndham Worldwide Corp.	18,700	1,259,071

		2,248,411

Household Appliances (3.04%)
Whirlpool Corp.	8,600	1,394,576

Internet & Direct Marketing Retail (2.01%)
Amazon.com, Inc.(a)	1,100	921,041

Internet Software & Services (2.93%)
CoStar Group, Inc.(a)	3,900	844,467
Facebook, Inc., Class A(a)	3,900	500,253

		1,344,720

	Shares or Principal Amount	Value

Life & Health Insurance (2.23%)
CNO Financial Group, Inc.	67,100	$1,024,617

Movies & Entertainment (1.25%)
Twenty-First Century Fox, Inc., Class A	23,800	576,436

Multi-line Insurance (2.11%)
American International Group, Inc.	16,300	967,242

Paper Packaging (2.56%)
Avery Dennison Corp.	15,100	1,174,629

Pharmaceuticals (4.05%)
Jazz Pharmaceuticals PLC(a)	15,300	1,858,644

Real Estate Services (1.87%)
CBRE Group, Inc., Class A(a)	30,700	858,986

Regional Banks (15.18%)
Fifth Third Bancorp	92,300	1,888,458
First Commonwealth Financial Corp.	168,300	1,698,147
Signature Bank(a)	18,300	2,167,635
SVB Financial Group(a)	11,000	1,215,940

		6,970,180

Semiconductors (10.87%)
Broadcom, Ltd.	5,500	948,860
NXP Semiconductors N.V.(a)	17,600	1,795,376
Skyworks Solutions, Inc.	29,500	2,246,130

		4,990,366

Specialty Chemicals (5.08%)
Ashland, Inc.	20,100	2,330,595

Total Common Stocks (Cost $44,291,780)		45,913,602

Total Investments (100.01%) (Cost $44,291,780)		$45,913,602

Liabilities Less Other Assets (-0.01%)		(6,684)

Net Assets (100.00%)		$45,906,918

(a)	Non-income producing security.

The accompanying notes are an integral part of the financial statements.
16	www.iconfunds.com

ICON Fund	Schedule of Investments
September 30, 2016

Sector Composition (September 30, 2016)

Financial	28.61%
Consumer Discretionary	25.08%
Information Technology	19.81%
Materials	11.97%
Health Care	10.33%
Industrials	2.34%
Real Estate	1.87%

100.01%

Percentages are based upon common stocks as a percentage of net assets.

Industry Composition (September 30, 2016)

Regional Banks	15.18%
Semiconductors	10.87%
Biotechnology	6.28%
Diversified Banks	6.20%
Home Improvement Retail	5.30%
Specialty Chemicals	5.08%
Hotels, Resorts & Cruise Lines	4.90%
Construction Materials	4.33%
Pharmaceuticals	4.05%
Homebuilding	3.38%
Household Appliances	3.04%
Automobile Manufacturers	2.97%
Internet Software & Services	2.93%
Asset Management & Custody Banks	2.89%
Application Software	2.84%
Paper Packaging	2.56%
Building Products	2.34%
Auto Parts & Equipment	2.23%
Life & Health Insurance	2.23%
Multi-line Insurance	2.11%
Internet & Direct Marketing Retail	2.01%
Real Estate Services	1.87%
Data Processing & Outsourced Services	1.68%
Electronic Components	1.49%
Movies & Entertainment	1.25%

100.01%

Percentages are based upon common stocks as a percentage of net assets.

The accompanying notes are an integral part of the financial statements.
Annual Report | September 30, 2016	17

ICON Long/Short Fund	Management Overview
September 30, 2016 (Unaudited)

Q.	How did the Fund perform relative to its benchmarks?

A.

The ICON Long/Short Fund (the Fund) Class S returned 1.69% for the fiscal year ending September 30, 2016, while its benchmark, the S&P 1500 Index, returned 15.49%. Total returns for other periods and additional Class shares as of September 30, 2016, appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors were behind the Fund’s relative performance?

A.

From September 30, 2015, through the market low of February 11, 2016, the Fund underperformed, dropping more than the broad market. The market drop in December 2015 and January 2016, after the Federal Reserve raised its target for the Federal Funds rate and hinted at many more increases in 2016, was particularly difficult for the Fund. The Fund’s overweight position in the Financial sector relative to the benchmark hurt performance as the sector stumbled, we believe due to falling interest rates and investor concern that Federal Funds rate hikes would slow the economy. The market rebounded from its February 11, 2016 low and the Fund participated, outperforming its benchmark through September 30, 2016, but the gains were not enough to make up for the underperformance of late 2015 and early 2016.

Q.	How did the Fund’s composition affect performance?

A.

The five biggest contributors to Fund performance were Thor Industries, CMS Energy Corporation, Rogers Corporation, CenterPoint Energy and Martin Marietta Materials. Thor Industries is in the Consumer Discretionary sector, CMS Energy and CenterPoint Energy are in the Utilities sector, Rogers Corporation is in the Information Technology sector, and Martin Marietta is in the Materials sector.

The five largest detractors from Fund performance were Encore Capital Group, Signature Bank, McKesson Corporation, Polaris Industries and Royal Caribbean Cruises. Encore Capital Group, Polaris Industries and McKesson Corporation were sold. The other two remain in the portfolio.

Q.	What is your investment outlook for the overall market?

A.

From December 1, 2014, the broad market was in a sideways range for approximately 19 months. On every advance prices ran into what we have called a “value ceiling” and went no higher. Our estimation of fair value had generally been growing since 2009, but paused and actually declined in 2015 and early 2016. However, in the spring of 2016, our estimate of fair value began growing again and prices responded with many indexes breaking out to all-time highs in August. We ended September 2016 with an overall average market value-to-price (V/P) ratio of 1.09, meaning stock prices in general would need to move higher over the next year to reach our estimate of fair value. As we wrote a year ago, “[w]e do not see any of the behaviors and signs we believe are typical of market peaks and expect the six-year-old bull market to resume.” With a current overall market V/P ratio of 1.09 as of September 30, 2016, we have the same view as we did a year ago.

18	www.iconfunds.com

ICON Long/Short Fund	Management Overview
September 30, 2016 (Unaudited)

Average Annual Total Return (as of September 30, 2016)

	Inception Date	1 Year	5 Years	10 Years	Since Inception	Gross Expense Ratio*	Net Expense Ratio*

ICON Long/Short Fund - Class S	5/6/04	1.69%	10.00%	1.95%	3.59%	1.37%	1.28%
ICON Long/Short Fund - Class C	10/17/02	0.67%	8.86%	0.94%	4.33%	2.53%	2.33%
ICON Long/Short Fund - Class A	5/31/06	1.40%	9.68%	1.69%	1.44%	1.73%	1.58%
ICON Long/Short Fund - Class A
(including maximum sales charge of 5.75%)	5/31/06	-4.42%	8.39%	1.09%	0.86%	1.73%	1.58%
S&P Composite 1500 Index		15.49%	16.44%	7.44%	9.20%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section. The Adviser has agreed to limit certain Fund expenses; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future.

*	Please see the most recent prospectus for details.

Class C total returns exclude applicable sales charges. If sales charges were included returns would be lower.

Value of a $10,000 Investment (through September 30, 2016)

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Long/Short Fund’s Class S shares on the Class’ inception date of 5/6/04 to a $10,000 investment made in an unmanaged securities index on that date. Performance for the Long/Short Fund’s other share classes will vary due to differences in charges and expenses. The Long/Short Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Annual Report | September 30, 2016	19

ICON Long/Short Fund	Schedule of Investments
September 30, 2016

	Shares or Principal Amount	Value

Common Stocks (100.44%)
Application Software (2.41%)
Adobe Systems, Inc.(a)	3,700	$401,598

Asset Management & Custody Banks (4.11%)
Janus Capital Group, Inc.	48,800	683,688

Auto Parts & Equipment (1.52%)
Magna International, Inc.	5,900	253,405

Automobile Manufacturers (3.31%)
Thor Industries, Inc.	6,500	550,550

Biotechnology (6.84%)
Celgene Corp.(a)	7,300	763,069
Vertex Pharmaceuticals, Inc.(a)	4,300	375,003

		1,138,072

Building Products (3.73%)
Masco Corp.	18,100	621,011

Construction Materials (3.98%)
Martin Marietta Materials, Inc.	3,700	662,707

Data Processing & Outsourced Services (7.10%)
MasterCard, Inc., Class A	8,000	814,160
Total System Services, Inc.	7,800	367,770

		1,181,930

Diversified Banks (6.65%)
Bank of America Corp.	70,700	1,106,455

Home Improvement Retail (2.55%)
Home Depot, Inc.	3,300	424,644

Homebuilding (4.25%)
PulteGroup, Inc.	35,300	707,412

Hotels, Resorts & Cruise Lines (6.72%)
Royal Caribbean Cruises, Ltd.	4,600	344,770
Wyndham Worldwide Corp.	11,500	774,295

		1,119,065

Household Appliances (3.70%)
Whirlpool Corp.	3,800	616,208

Insurance Brokers (3.06%)
Arthur J Gallagher & Co.	10,000	508,700

Internet & Direct Marketing Retail (1.01%)
Amazon.com, Inc.(a)	200	167,462

Internet Software & Services (0.91%)
CoStar Group, Inc.(a)	700	151,571

	Shares or Principal Amount	Value

Life & Health Insurance (1.39%)
CNO Financial Group, Inc.	15,100	$230,577

Multi-line Insurance (1.93%)
American International Group, Inc.	5,400	320,436

Pharmaceuticals (4.74%)
Jazz Pharmaceuticals PLC(a)	6,500	789,620

Real Estate Services (1.03%)
CBRE Group, Inc., Class A(a)	6,100	170,678

Regional Banks (17.57%)
Fifth Third Bancorp	29,400	601,524
First Commonwealth Financial Corp.	49,800	502,482
Signature Bank(a)	9,200	1,089,740
SVB Financial Group(a)	6,600	729,564

		2,923,310

Semiconductors (8.72%)
NXP Semiconductors N.V.(a)	5,200	530,452
Skyworks Solutions, Inc.	12,100	921,294

		1,451,746

Specialty Chemicals (3.21%)
Ashland, Inc.	4,600	533,370

Total Common Stocks (Cost $16,198,973)		16,714,215

Total Investments (100.44%) (Cost $16,198,973)		$16,714,215

Liabilities Less Other Assets (-0.44%)		(73,407)

Net Assets (100.00%)		$16,640,808

(a)	Non-income producing security.

Sector Composition (September 30, 2016)

Financial	34.71%
Consumer Discretionary	23.06%
Information Technology	19.14%
Health Care	11.58%
Materials	7.19%
Industrials	3.73%
Real Estate	1.03%

100.44%

Percentages are based upon common stocks as a percentage of net assets.

The accompanying notes are an integral part of the financial statements.
20	www.iconfunds.com

ICON Long/Short Fund	Schedule of Investments
September 30, 2016

Industry Composition (September 30, 2016)

Regional Banks	17.57%
Semiconductors	8.72%
Data Processing & Outsourced Services	7.10%
Biotechnology	6.84%
Hotels, Resorts & Cruise Lines	6.72%
Diversified Banks	6.65%
Pharmaceuticals	4.74%
Homebuilding	4.25%
Asset Management & Custody Banks	4.11%
Construction Materials	3.98%
Building Products	3.73%
Household Appliances	3.70%
Automobile Manufacturers	3.31%
Specialty Chemicals	3.21%
Insurance Brokers	3.06%
Home Improvement Retail	2.55%
Application Software	2.41%
Multi-line Insurance	1.93%
Auto Parts & Equipment	1.52%
Life & Health Insurance	1.39%
Real Estate Services	1.03%
Internet & Direct Marketing Retail	1.01%
Other Industries (each less than 1%)	0.91%

100.44%

Percentages are based upon common stocks as a percentage of net assets.

The accompanying notes are an integral part of the financial statements.
Annual Report | September 30, 2016	21

ICON Opportunities Fund	Management Overview
September 30, 2016 (Unaudited)

Q.	How did the Fund perform relative to its benchmarks?

A.

The ICON Opportunities Fund (the Fund) returned 10.76% for the fiscal year ending September 30, 2016, while its benchmark, the S&P Small- Cap 600 Index, returned 18.12%. Total returns for other periods as of September 30, 2016, appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors were behind the Fund’s relative performance?

A.

For both the fiscal year ended September 30, 2016, and off the market low of February 11, 2016, through September 30, 2016, the S&P Small- Cap 600 Index beat the S&P 500 Index (large cap). From September 30, 2015 through the market low of February 11, 2016 the Fund underperformed and dropped more than its benchmark, the S&P Small-Cap 600 Index. The market drop in December 2015 and January 2016, coming after the Federal Reserve raised its target for the Federal Funds rate and hinted at many more increases in 2016, was particularly difficult for the Fund. The Fund’s overweight position in the Financial sector hurt performance as the sector stumbled, we believe due to falling interest rates and investor concern that Federal Funds rate hikes would slow the economy. The market rebounded from its February 11, 2016 low through September 30, 2016, and the Fund participated in the rebound, but the gains were not enough to make up for the underperformance of late 2015 and early 2016.

Q.	How did the Fund’s composition affect performance?

A.

The five biggest contributors to Fund performance were Coherent, Inc., BioTelemetry, Inc., Thor Industries, Avery Dennison Corporation and Advanced Energy Industries. Coherent, Inc. and Advanced Energy Industries are in the Information Technology sector, BioTelemetry, Inc. is in the Health Care sector, Thor Industries is in the Consumer Discretionary sector, and Avery Dennison Corporation is in the Materials sector.

The five largest detractors from Fund performance were Sucampo Pharmaceuticals, Inc., PRA Group, Encore Capital Group, Acadia Healthcare Company and Libbey. PRA Group, Encore Capital Group and Libbey have been sold. The other two remain in the portfolio.

Q.	What is your investment outlook for the overall market?

A.

From December 1, 2014, the broad market was in a sideways range for approximately 19 months. On every advance prices ran into what we have called a “value ceiling” and went no higher. Our estimation of fair value had generally been growing since 2009, but paused and actually declined in 2015 and early 2016. However, in the spring of 2016, our estimate of fair value began growing again and prices responded with many indexes breaking out to all-time highs in August. We ended September 2016 with an overall average market value-to-price (V/P) ratio of 1.09, meaning stock prices in general would need to move higher over the next year to reach our estimate of fair value. As we wrote a year ago, “[w]e do not see any of the behaviors and signs we believe are typical of market peaks and expect the six-year-old bull market to resume.” With a current overall market V/P ratio of 1.09 as of September 30, 2016, we have the same view as we did a year ago.

22	www.iconfunds.com

ICON Opportunities Fund	Management Overview
September 30, 2016 (Unaudited)

Average Annual Total Return (as of September 30, 2016)

	Inception Date	1 Year	Since Inception	Gross Expense Ratio*	Net Expense Ratio*

ICON Opportunities Fund	9/28/12	10.76%	11.18%	1.58%	1.50%
S&P Small Cap Total Return		18.12%	14.25%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section. The Adviser has agreed to limit certain Fund expenses; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future.

*	Please see the most recent prospectus for details.

Value of a $10,000 Investment (through September 30, 2016)

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Opportunities Fund on the inception date of 9/28/12 to a $10,000 investment made in an unmanaged securities index on that date. The Opportunities Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Annual Report | September 30, 2016	23

ICON Opportunities Fund	Schedule of Investments
September 30, 2016

	Shares or Principal Amount	Value

Common Stocks (100.07%)
Aerospace & Defense (2.72%)
Curtiss-Wright Corp.	1,749	$159,351
Hexcel Corp.	6,255	277,097

		436,448

Asset Management & Custody Banks (3.21%)
Janus Capital Group, Inc.	36,800	515,568

Auto Parts & Equipment (7.58%)
Modine Manufacturing Co.(a)	57,948	687,263
Tower International, Inc.	22,000	530,200

		1,217,463

Automobile Manufacturers (2.95%)
Thor Industries, Inc.	5,601	474,405

Biotechnology (3.64%)
Enzymotec, Ltd.(a)	31,417	219,919
Ligand Pharmaceuticals, Inc.(a)	3,575	364,864

		584,783

Building Products (7.09%)
Armstrong World Industries, Inc.(a)	3,900	161,148
Builders FirstSource, Inc.(a)	41,500	477,665
PGT, Inc.(a)	46,900	500,423

		1,139,236

Communications Equipment (8.04%)
ARRIS International PLC(a)	5,700	161,481
CalAmp Corp.(a)	31,800	443,610
Finisar Corp.(a)	23,000	685,400

		1,290,491

Electronic Components (1.58%)
Rogers Corp.(a)	4,160	254,093

Electronic Equipment & Instruments (3.03%)
Coherent, Inc.(a)	4,394	485,713

Electronic Manufacturing Services (6.15%)
Fabrinet(a)	13,100	584,129
IPG Photonics Corp.(a)	4,900	403,515

		987,644

Health Care Equipment (2.88%)
LivaNova PLC(a)	7,700	462,847

Health Care Facilities (3.02%)
Acadia Healthcare Co., Inc.(a)	9,800	485,590

Heavy Electrical Equipment (1.38%)
AZZ, Inc.	3,400	221,918

Home Furnishings (2.07%)
La-Z-Boy, Inc.	13,500	331,560

	Shares or Principal Amount	Value

Homebuilding (6.51%)
KB Home	35,000	$564,200
M/I Homes, Inc.(a)	20,400	480,828

		1,045,028

Internet & Direct Marketing Retail (2.35%)
Nutrisystem, Inc.	12,700	377,063

Internet Software & Services (2.54%)
j2 Global, Inc.	6,114	407,254

Leisure Products (3.49%)
Brunswick Corp.	11,500	560,970

Life & Health Insurance (1.82%)
CNO Financial Group, Inc.	19,100	291,657

Multi-line Insurance (1.85%)
Horace Mann Educators Corp.	8,100	296,865

Paper Packaging (1.79%)
Avery Dennison Corp.	3,700	287,823

Pharmaceuticals (4.99%)
Impax Laboratories, Inc.(a)	21,100	500,070
Sucampo Pharmaceuticals, Inc., Class A(a)	24,521	301,853

		801,923

Regional Banks (6.41%)
Bank of the Ozarks, Inc.	5,600	215,040
First Commonwealth Financial Corp.	40,000	403,600
Webster Financial Corp.	10,800	410,508

		1,029,148

Semiconductor Equipment (6.58%)
Advanced Energy Industries, Inc.(a)	5,200	246,064
Photronics, Inc.(a)	30,700	316,517
Teradyne, Inc.	22,909	494,376

		1,056,957

Semiconductors (5.68%)
MACOM Technology Solutions Holdings, Inc.(a)	13,100	554,654
Microsemi Corp.(a)	8,500	356,830

		911,484

Textiles (0.72%)
Culp, Inc.	3,900	116,103

Total Common Stocks (Cost $15,107,975)		16,070,034

The accompanying notes are an integral part of the financial statements.
24	www.iconfunds.com

ICON Opportunities Fund	Schedule of Investments
September 30, 2016

	Shares or Principal Amount	Value

Short-Term Investments (0.17%)
Time Deposits (0.17%)
State Street Euro Dollar Time Deposit (USD), 0.01%, 10/03/16	27,464	$27,464

Total Short-Term Investments (Cost $27,464)		27,464

Total Investments (100.24%) (Cost $15,135,439)		$16,097,498

Liabilities Less Other Assets (-0.24%)		(38,601)

Net Assets (100.00%)		$16,058,897

(a)	Non-income producing security.

Sector Composition (September 30, 2016)

Information Technology	33.60%
Consumer Discretionary	25.67%
Health Care	14.53%
Financial	13.29%
Industrials	11.19%
Materials	1.79%

100.07%

Percentages are based upon common stocks as a percentage of net assets.

Industry Composition (September 30, 2016)

Communications Equipment	8.04%
Auto Parts & Equipment	7.58%
Building Products	7.09%
Semiconductor Equipment	6.58%
Homebuilding	6.51%
Regional Banks	6.41%
Electronic Manufacturing Services	6.15%
Semiconductors	5.68%
Pharmaceuticals	4.99%
Biotechnology	3.64%
Leisure Products	3.49%
Asset Management & Custody Banks	3.21%
Electronic Equipment & Instruments	3.03%
Health Care Facilities	3.02%
Automobile Manufacturers	2.95%
Health Care Equipment	2.88%
Aerospace & Defense	2.72%
Internet Software & Services	2.54%
Internet & Direct Marketing Retail	2.35%
Home Furnishings	2.07%
Multi-line Insurance	1.85%
Life & Health Insurance	1.82%
Paper Packaging	1.79%
Electronic Components	1.58%
Heavy Electrical Equipment	1.38%
Other Industries (each less than 1%)	0.72%

100.07%

Percentages are based upon common stocks as a percentage of net assets.

The accompanying notes are an integral part of the financial statements.
Annual Report | September 30, 2016	25

ICON Risk-Managed Balanced Fund	Management Overview
September 30, 2016 (Unaudited)

Q.	How did the Fund perform relative to its benchmarks?

A.

The Risk-Managed Balanced Fund (the Fund) Class S shares returned 4.39% for the fiscal year ended September 30, 2016. The S&P 1500 Index returned 15.49% and the Balanced Blended Benchmark returned 11.84%. The Balanced Blended Benchmark is based on a weighting of 60% S&P 1500 Index and 40% Barclays Capital U.S. Universal Index, rebalanced monthly. Total returns for other periods and additional Class shares as of September 30, 2016, appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors influenced the Fund’s relative performance during the period?

A.

Fiscal year 2016 proved to be a challenging year for our investment process and for the ICON Risk-Managed Balanced Fund. A combination of underperforming equity securities, especially in the segments of the market that our system found to be the most attractive, and a challenging hedging environment lead to underperformance relative to the benchmarks.

According to our valuation methodology, we began fiscal year 2016 with an overall average value-to-price (V/P) ratio for the domestic market of 1.08, indicating the domestic market was priced approximately 8% below our estimate of fair value. Based on this outlook we positioned the Fund in a relatively neutral stance with an approximate 60% equities / 40% fixed income allocation. Additionally, we implemented a hedge strategy by both buying out-of-the-money S&P 500 put options and writing out-of-the-money S&P 500 call options in an attempt to reduce the effects of market volatility on the Fund. From the beginning of the fiscal year through the end of December 2015, the equity market produced a strong return of approximately 7% and the bond market fell by approximately 0.50%. While the Fund was able to mitigate losses in the bond market and participate in this upward move, equity underperformance and hedging losses due to the strong upward move in the equity market resulted in underperformance relative to the benchmark during this initial market move.

In early January 2016, our equity valuation model viewed the overall broad domestic market as approximately 5% below our estimate of fair value. While our return expectations were relatively low for the overall market, our system did see distinct valuation differences at both a sector and industry level. While the Fund was slightly underweight equities relative to the blended benchmark, overweight positions were taken in the Financials, Utilities, and Materials sectors in an attempt to take advantage of what we believed to be attractive segments of the market. Additionally, given the lower overall market value readings, the Fund bought out-of-the-money S&P 500 put options and wrote out- of-the-money S&P 500 call options in an attempt to reduce the effects of market based volatility on the Fund. Relative to the fixed income portion of the benchmark, the fixed income portion of the Fund began 2016 with an overweight position in the corporate debt segment of the market and a lower overall duration and treasury exposure. We continued to look for “event driven” opportunities in both credit risk and closed-end fund arbitrage as well.

2016 began with a rather aggressive sell-off as investors digested both macro-economic concerns and the continuation of lower overall interest rates. The combination of these two factors not only pulled down the broad market but also caused the most damage to the Financials sector. Unfortunately, due to our overweight position in this sector, our downside participation during the sell-off was substantially higher than we would have liked. Additionally, our lack of exposure to U.S. Treasuries, generally lower duration, and an aggressive widening of credit spreads resulted in fixed income underperformance as the yield on the 10-year U.S. Treasury fell by 0.61% from a yield of 2.27% on 12/31/15 to a yield of 1.66% on 02/11/16. However, our hedge profile did add value during this time as put option contracts increased in price in response to the increase in market volatility.

Around mid-February, the market began to stabilize and our equity valuation model indicated that many segments of the market had become substantially more attractive. Based on this, we increased exposure to both common stocks and equity based closed-end funds. Both of these moves proved to be beneficial as the market rebounded throughout the remainder of the time period. However, due to the aggressive V-shape rebound in the market our written call option positions ran aggressively against us and our long put option contracts fell quickly, detracting from overall fund performance.

Ultimately, over fiscal year 2016, while the Fund was able to produce positive risk adjusted returns during a volatile time period, underperformance from the Fund’s equity holdings coupled with losses from its options positions resulted in underperformance relative to the benchmark.

Q.	How did the Fund’s composition affect performance?

A.

Focusing on the equity portion of the Fund, the largest sector contributors to performance over fiscal year 2016 were the Information Technology, Industrials, and Utilities sectors. The Fund was either overweight the sectors as a whole or held equity securities that produced positive selection effect. Sectors that detracted from Fund performance include the Financials, Real Estate, and Energy sectors. Of these three, the Financials sector produced the largest negative total effect due to the combination of both overweight positions and underperforming equity selections.

26	www.iconfunds.com

ICON Risk-Managed Balanced Fund	Management Overview
September 30, 2016 (Unaudited)

Moving to individual stock performance within the Fund, the largest positive contributors to performance were Facebook, Masco, ITC Holdings Corp, Honeywell International, and St Jude Medical. The five largest detractors from performance were Encore Capital Group, CBRE Group, Signet Jewelers, Allergan, and Plains All-American Pipeline.

Focusing on the fixed income portion of the Fund, while we maintained a lower overall duration relative to the fixed income benchmark, the Fund was able to outperform due to strong bottom up bond selections and allocations towards both the preferred and closed-end fund segments of the market. Specific preferred positions that contributed to performance include Ally Financial, Gramercy Property Trust, and Equity Commonwealth.

Q.	What is your investment outlook?

A.

Our equity valuations concluded fiscal year 2016 with an overall average V/P ratio of 1.09, giving us confidence there is room for the market to rise in the coming year. Currently, our system indicates noticeable discrepancies in sector opportunities. Specifically, we see the Financials and Consumer Discretionary sectors as good bargains. Additionally, our valuation system has identified specific industry opportunities in both the Health Care and Information Technology sectors. The Fund began the year with a slight underweight exposure to the equity market with its allocation and the equity hedge has recently been reduced targeting an equity beta at the upper end of our historical range. In the fixed income portion of the Fund, we continue to be very selective in our individual bond holdings as credit spreads are at levels that we deem as close to historical fair value. We also continue to see opportunities in the closed-end fund market. As always, we look to value as our primary guide and will adjust our positioning as market conditions dictate.

Annual Report | September 30, 2016	27

ICON Risk-Managed Balanced Fund	Management Overview
September 30, 2016 (Unaudited)

Average Annual Total Return (as of September 30, 2016)

	Inception Date	1 Year	5 Years	10 Years	Since Inception	Gross Expense Ratio*	Net Expense Ratio*

ICON Risk-Managed Balanced Fund - Class S	5/6/04	4.39%	7.28%	3.56%	3.95%	1.42%	1.28%
ICON Risk-Managed Balanced Fund - Class C	11/21/02	3.35%	6.23%	2.53%	4.08%	2.46%	2.28%
ICON Risk-Managed Balanced Fund - Class A	5/31/06	4.18%	7.02%	3.32%	3.26%	2.50%	2.25%
ICON Risk-Managed Balanced Fund - Class A (including maximum sales charge of 5.75%)	5/31/06	-1.78%	5.76%	2.71%	2.67%	2.50%	2.25%
S&P Composite 1500 Index		15.49%	16.44%	7.44%	8.78%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section. The Adviser has agreed to limit certain Fund expenses; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future.

*	Please see the most recent prospectus for details.

Class C total returns exclude applicable sales charges. If sales charges were included returns would be lower.

Value of a $10,000 Investment (through September 30, 2016)

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Risk-Managed Balanced Fund’s Class S shares on the Class’ inception date of 5/6/04 to a $10,000 investment made in an unmanaged securities index on that date. Performance for the Risk-Managed Balanced Fund’s other share classes will vary due to differences in charges and expenses. The Risk-Managed Balanced Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

28	www.iconfunds.com

ICON Risk-Managed Balanced Fund	Schedule of Investments
September 30, 2016

	Shares or Principal Amount	Value

Corporate Bonds (20.08%)
Consumer Discretionary (0.23%)
International Game Technology
5.35%, 10/15/23	$100,000	$101,000

Consumer Staples (3.34%)
Bumble Bee Holdings, Inc.
9.00%, 12/15/17(a)	350,000	351,750
CVS Health Corp.
2.75%, 12/01/22	200,000	205,982
CVS Health Corp.
4.75%, 12/01/22	250,000	283,568
Kraft Heinz Foods Co.
4.88%, 02/15/25(a)	395,000	435,706
Molson Coors Brewing Co.
3.00%, 07/15/26	200,000	201,514

		1,478,520

Financial (9.75%)
Aircastle, Ltd.
5.00%, 04/01/23	100,000	104,500
Ally Financial, Inc.
8.00%, 03/15/20	240,000	274,200
American Equity Investment Life Holding Co.
6.63%, 07/15/21	200,000	208,475
Berkshire Hathaway, Inc.
2.75%, 03/15/23	250,000	259,912
Chubb INA Holdings, Inc.
8.88%, 08/15/29	300,000	462,332
Citigroup, Inc.,
6.88%, 06/01/25	250,000	313,604
City National Corp.
5.25%, 09/15/20	378,000	426,107
E*TRADE Financial Corp.
5.38%, 11/15/22	260,000	277,165
ILFC E-Capital Trust II
4.25%, 12/21/65(a)(b)	100,000	79,750
International Lease Finance Corp.
5.88%, 08/15/22	300,000	332,625
MetLife Capital Trust IV
7.88%, 12/15/37(a)	210,000	263,466
Neuberger Berman Group LLC / Neuberger Berman Finance Corp.
5.88%, 03/15/22(a)	200,000	208,750
NTC Capital I, Series A
1.20%, 01/15/27(b)	200,000	173,000
PNC Preferred Funding Trust II
2.07%, 03/31/16(a)(b)	151,000	144,205
Prudential Financial, Inc.
8.88%, 06/15/38(b)	200,000	222,000

	Shares or Principal Amount	Value

Financial (continued)
SouthTrust Bank
6.13%, 01/09/28	$250,000	$303,497
State Street Capital Trust I
1.38%, 05/15/28(b)	150,000	135,000
USB Realty Corp.
1.83%, 01/15/17(a)(b)	150,000	134,625

		4,323,213

Health Care (2.08%)
HCA Holdings, Inc.
5.25%, 04/15/25	400,000	426,500
Highmark, Inc.,
6.13%, 05/15/41(a)(c)	125,000	121,934
St. Jude Medical, Inc.
3.88%, 09/15/25	350,000	373,251

		921,685

Industrials (2.93%)
General Electric Co., Series D
5.00%, 01/21/21(b)	500,000	531,700
Ingersoll-Rand Co.
6.39%, 11/15/27	150,000	178,063
Ingersoll-Rand Co.
6.44%, 11/15/27	51,000	62,553
Spirit AeroSystems, Inc.
5.25%, 03/15/22	500,000	525,547

		1,297,863

Information Technology (1.05%)
Lender Processing Services, Inc. / Black Knight Lending Solutions, Inc.
5.75%, 04/15/23	444,000	467,310

Telecommunication Services (0.70%)
EarthLink Holdings Corp.
7.38%, 06/01/20	100,000	105,125
Lee Enterprises, Inc.
9.50%, 03/15/22(a)(d)	200,000	206,500

		311,625

Total Corporate Bonds (Cost $8,768,890)		8,901,216

Convertible Corporate Bonds (0.94%)
Telecommunication Services (0.94%)
Clearwire Communications LLC / Clearwire Finance, Inc.
8.25%, 12/01/40(a)	400,000	415,500

Total Convertible Corporate Bonds (Cost $407,216)		415,500

The accompanying notes are an integral part of the financial statements.
Annual Report | September 30, 2016	29

ICON Risk-Managed Balanced Fund	Schedule of Investments
September 30, 2016

	Shares or Principal Amount	Value

U.S. Treasury Obligations (6.48%)
U.S. Treasury Note
1.50%, 08/15/26	$500,000	$495,488
U.S. Treasury Note
1.63%, 02/15/26	1,600,000	1,603,938
U.S. Treasury Note
1.88%, 05/31/22	750,000	774,287

Total U.S. Treasury Obligations (Cost $2,814,480)		2,873,713

Collateralized Mortgage Obligations (8.04%)
Citigroup Mortgage Loan Trust, Inc.,
Series 2013-J1, Class B3
3.54%, 02/25/38(a)(b)(c)	192,107	188,280
Green Tree, Inc.,
Series 2008-HE1, Class A
9.50%, 03/25/38(a)(b)(c)	255,429	269,938
MASTR Seasoned Securitization Trust, Inc.,
Series 2005-1, Class 1A1
6.52%, 09/25/32(b)	321,466	347,557
Mill City Mortgage Trust,
Series 2015-1, Class M3
3.20%, 10/25/32(a)(b)(c)	200,000	195,374
New Residential Mortgage Loan Trust,
Series 2016-1A, Class B3
5.56%, 03/25/56(a)(b)(c)	337,864	352,995
Sequoia Mortgage Trust, Inc.,
Series 2013-12, Class B3
4.23%, 12/25/43(a)(b)(c)	212,613	215,661
Towd Point Mortgage Trust, Inc.,
Series 2015-1, Class A5
3.51%, 06/25/29(a)(b)(c)	300,000	295,399
Towd Point Mortgage Trust, Inc.,
Series 2015-2, Class 2M1
3.75%, 12/25/24(a)(b)(c)	400,000	416,098
Towd Point Mortgage Trust, Inc.,
Series 2016-2, Class M2
3.00%, 07/25/29(a)(b)(c)	500,000	467,734
Towd Point Mortgage Trust, Inc.,
Series 2015-6, Class M2
3.75%, 02/25/28(a)(b)(c)	700,000	710,040

	Shares or Principal Amount	Value

Collateralized Mortgage Obligations (continued)
Velocity Commercial Capital Loan Trust, Inc.,
Series 2014-1, Class M3
6.89%, 02/25/24(a)(b)(c)	$100,000	$106,062

Total Collateralized Mortgage Obligations (Cost $3,555,406)		3,565,138

Common Stocks (52.02%)
Aerospace & Defense (2.22%)
B/E Aerospace, Inc.	6,000	309,960
Boeing Co.	1,000	131,740
Orbital ATK, Inc.	4,195	319,785
Spirit AeroSystems Holdings, Inc., Class A(e)	5,000	222,700

		984,185

Air Freight & Logistics (0.11%)
Echo Global Logistics, Inc.(e)	2,089	48,172

Airlines (0.44%)
Delta Air Lines, Inc.	5,000	196,800

Apparel, Accessories & Luxury Goods (0.47%)
Hanesbrands, Inc.	8,200	207,050

Asset Management & Custody Banks (0.22%)
Invesco, Ltd.	3,100	96,937

Auto Parts & Equipment (0.68%)
Magna International, Inc.	7,000	300,650

Biotechnology (1.92%)
AbbVie, Inc.	5,000	315,350
Amgen, Inc.	600	100,086
Celgene Corp.(e)	1,500	156,795
China Biologic Products, Inc.(e)	500	62,240
Gilead Sciences, Inc.	1,500	118,680
Shire PLC, ADR	500	96,930

		850,081

Broadcasting (0.27%)
CBS Corp., Class B	2,200	120,428

Building Products (0.84%)
Masco Corp.	5,000	171,550
PGT, Inc.(e)	19,000	202,730

		374,280

Cable & Satellite (0.79%)
Comcast Corp., Class A	5,300	351,602

The accompanying notes are an integral part of the financial statements.
30	www.iconfunds.com

ICON Risk-Managed Balanced Fund	Schedule of Investments
September 30, 2016

	Shares or Principal Amount	Value

Computer & Electronics Retail (0.19%)
GameStop Corp., Class A(d)	3,000	$82,770

Construction Machinery & Heavy Trucks (0.29%)
Allison Transmission Holdings, Inc.	4,500	129,060

Construction Materials (0.49%)
Martin Marietta Materials, Inc.	600	107,466
Summit Materials, Inc., Class A(e)	6,000	111,300

		218,766

Consumer Finance (1.91%)
Ally Financial, Inc.	19,000	369,930
Discover Financial Services	8,400	475,020

		844,950

Data Processing & Outsourced Services (3.08%)
DST Systems, Inc.	1,500	176,880
MasterCard, Inc., Class A	5,500	559,735
Visa, Inc., Class A	6,400	529,280
Xerox Corp.	10,000	101,300

		1,367,195

Diversified Banks (1.45%)
Bank of America Corp.	24,000	375,600
JPMorgan Chase & Co.	2,000	133,180
Wells Fargo & Co.	3,000	132,840

		641,620

Drug Retail (1.75%)
CVS Health Corp.	4,200	373,758
Walgreens Boots Alliance, Inc.	5,000	403,100

		776,858

Electric Utilities (0.42%)
ALLETE, Inc.	1,500	89,430
OGE Energy Corp.	3,000	94,860

		184,290

Electronic Equipment & Instruments (0.12%)
VeriFone Systems, Inc.(e)	3,500	55,090

Electronic Manufacturing Services (1.94%)
IPG Photonics Corp.(e)	3,793	312,354
TE Connectivity, Ltd.	8,500	547,230

		859,584

Footwear (1.24%)
NIKE, Inc., Class B	7,000	368,550
Skechers U.S.A., Inc., Class A(e)	8,000	183,200

		551,750

General Merchandise Stores (0.34%)
Dollar General Corp.	1,000	69,990
Dollar Tree, Inc.(e)	1,000	78,930

		148,920

	Shares or Principal Amount	Value

Health Care Distributors (1.09%)
Cardinal Health, Inc.	1,500	$116,550
McKesson Corp.	2,200	366,850

		483,400

Health Care Equipment (0.53%)
Stryker Corp.	900	104,769
Zimmer Biomet Holdings, Inc.	1,000	130,020

		234,789

Health Care Facilities (1.18%)
HCA Holdings, Inc.(e)	6,500	491,595
Tenet Healthcare Corp.(e)	1,500	33,990

		525,585

Health Care Services (0.30%)
MEDNAX, Inc.(e)	2,000	132,500

Health Care Technology (0.36%)
Allscripts Healthcare Solutions, Inc.(e)	12,000	158,040

Home Improvement Retail (0.50%)
Home Depot, Inc.	500	64,340
Lowe’s Cos., Inc.	2,200	158,862

		223,202

Homefurnishing Retail (0.14%)
Aaron’s, Inc.	2,500	63,550

Hotels, Resorts & Cruise Lines (1.26%)
Royal Caribbean Cruises, Ltd.	2,500	187,375
Wyndham Worldwide Corp.	5,500	370,315

		557,690

Household Appliances (0.55%)
Whirlpool Corp.	1,500	243,240

Housewares & Specialties (0.18%)
Newell Rubbermaid, Inc.	1,500	78,990

Human Resource & Employment Services (0.78%)
Kforce, Inc.	3,000	61,470
Korn/Ferry International	3,000	63,000
ManpowerGroup, Inc.	1,000	72,260
On Assignment, Inc.(e)	2,000	72,580
Robert Half International, Inc.	2,000	75,720

		345,030

Industrial Conglomerates (1.13%)
Honeywell International, Inc.	4,300	501,337

Internet Software & Services (2.10%)
Akamai Technologies, Inc.(e)	2,000	105,980
Alphabet, Inc., Class C(e)	401	311,693
Facebook, Inc., Class A(e)	4,000	513,080

		930,753

The accompanying notes are an integral part of the financial statements.
Annual Report | September 30, 2016	31

ICON Risk-Managed Balanced Fund	Schedule of Investments
September 30, 2016

	Shares or Principal Amount	Value

IT Consulting & Other Services (0.21%)
Cognizant Technology Solutions Corp., Class A(e)	2,000	$95,420

Leisure Products (0.44%)
Brunswick Corp.	4,000	195,120

Life & Health Insurance (0.48%)
Lincoln National Corp.	4,500	211,410

Managed Health Care (1.50%)
Aetna, Inc.	3,500	404,075
CIGNA Corp.	2,000	260,640

		664,715

Movies & Entertainment (1.12%)
Time Warner, Inc.	3,500	278,635
Twenty-First Century Fox, Inc., Class A	9,000	217,980

		496,615

Multi-line Insurance (0.47%)
American International Group, Inc.	3,500	207,690

Multi-Sector Holdings (0.78%)
Berkshire Hathaway, Inc., Class B(e)	2,400	346,728

Multi-Utilities (0.79%)
CMS Energy Corp.	3,200	134,432
Sempra Energy	2,000	214,380

		348,812

Oil & Gas Equipment & Services (0.67%)
Schlumberger, Ltd.	3,800	298,832

Oil & Gas Exploration & Production (0.31%)
Synergy Resources Corp.(e)	20,000	138,600

Oil & Gas Refining & Marketing (0.58%)
Marathon Petroleum Corp.	5,000	202,950
Valero Energy Corp.	1,000	53,000

		255,950

Paper Packaging (0.64%)
Graphic Packaging Holding Co.	15,000	209,850
International Paper Co.	1,500	71,970

		281,820

Pharmaceuticals (3.22%)
Allergan PLC(e)	2,100	483,651
Bristol-Myers Squibb Co.	4,500	242,640
Eli Lilly & Co.	3,000	240,780
Jazz Pharmaceuticals PLC(e)	2,000	242,960
Roche Holding AG, Sponsored ADR	4,000	123,880

	Shares or Principal Amount	Value

Pharmaceuticals (continued)
Teva Pharmaceutical Industries, Ltd., Sponsored ADR	2,000	$92,020

		1,425,931

Property & Casualty Insurance (0.38%)
XL Group PLC	5,000	168,150

Railroads (0.40%)
Union Pacific Corp.	1,800	175,554

Real Estate Services (1.52%)
CBRE Group, Inc., Class A(e)	20,000	559,600
Jones Lang LaSalle, Inc.	1,000	113,790

		673,390

Regional Banks (1.84%)
Signature Bank(e)	3,800	450,110
SVB Financial Group(e)	3,300	364,782

		814,892

Restaurants (0.82%)
McDonald’s Corp.	800	92,288
Starbucks Corp.	5,000	270,700

		362,988

Semiconductors (1.50%)
Broadcom, Ltd.	2,000	345,040
Microsemi Corp.(e)	2,500	104,950
Skyworks Solutions, Inc.	2,000	152,280
Synaptics, Inc.(e)	1,100	64,438

		666,708

Specialty Chemicals (0.88%)
Ashland, Inc.	1,000	115,950
Sherwin-Williams Co.	1,000	276,660

		392,610

Technology Hardware, Storage & Peripherals (0.98%)
Apple, Inc.	2,900	327,845
Super Micro Computer, Inc.(e)	4,573	106,871

		434,716

Trading Companies & Distributors (0.35%)
Air Lease Corp.	5,401	154,361

Trucking (0.54%)
Hertz Global Holdings, Inc.(e)	6,000	240,960

Wireless Telecommunication Services (0.32%)
T-Mobile U.S., Inc.(e)	3,000	140,160

Total Common Stocks (Cost $22,590,536)		23,061,276

The accompanying notes are an integral part of the financial statements.
32	www.iconfunds.com

ICON Risk-Managed Balanced Fund	Schedule of Investments
September 30, 2016

	Shares or Principal Amount	Value

Preferred Stocks (1.83%)
Consumer Finance (0.09%)
Discover Financial Services, Series B	1,500	$39,120

Diversified Banks (1.00%)
GMAC Capital Trust I, Series 2	17,471	443,938

Diversified Operations (0.05%)
Pitney Bowes International Holdings, Inc., Series F(a)(c)	20	20,606

Office REIT’s (0.44%)
Gramercy Property Trust, Inc., Series A(c)	7,179	194,838

Reinsurance (0.25%)
Maiden Holdings North America, Ltd.	4,151	111,787

Total Preferred Stocks (Cost $800,023)		810,289

Closed-End Mutual Funds (8.22%)
BlackRock Enhanced Government	8,923	122,870
BlackRock Income Trust, Inc.	66,244	429,261
Delaware Investments Dividend & Income Fund, Inc.(d)	15,845	156,865
Deutsche Global High Income Fund, Inc.	5,840	49,114
Deutsche High Income Trust	53,989	497,239
Deutsche Multi-Market Income Trust	40,897	349,669
Deutsche Strategic Income Trust	6,098	73,908
First Trust Enhanced Equity Income Fund	8,043	107,454
First Trust Mortgage Income Fund	20,588	296,673
Franklin Limited Duration Income Trust	23,771	287,391
JPMorgan China Region Fund, Inc.	4,481	78,731
Korea Equity Fund, Inc.	14,725	125,310
Madison Strategic Sector Premium Fund	15,777	185,380
Morgan Stanley Income Securities, Inc.	17,867	338,044

	Shares or Principal Amount	Value

Closed-End Mutual Funds (continued)
Nuveen Global Equity Income Fund	8,537	$101,932
Pacholder High Yield Fund, Inc.	16,966	120,968
Virtus Total Return Fund	51,212	242,745
Wells Fargo Multi-Sector Income Fund	6,372	82,645

Total Closed-End Mutual Funds (Cost $3,549,200)		3,646,199

Exchange Traded Funds (1.74%)
iShares Currency Hedged MSCI Eurozone ETF	15,000	371,850
iShares Europe ETF(d)	10,100	397,738

Total Exchange Traded Funds (Cost $840,581)		769,588

Underlying Security/ Expiration Date/ Exercise Price	Contracts	Value

Put Options Purchased (0.16%)
S&P 500 Index
12/16/16, 1,800	60	30,000
S&P 500 Index
10/21/16, 2,050	15	5,220
S&P 500 Index
01/20/17, 1,800	40	36,000

		71,220

Total Put Options Purchased (Cost $399,527)		71,220

	Shares or Principal Amount	Value

Collateral for Securities on Loan (0.96%)
State Street Navigator Prime Portfolio, 0.30%	426,194	426,194

Total Collateral for Securities on Loan (Cost $426,194)		426,194

Short-Term Investments (0.16%)
Time Deposits (0.16%)
State Street Euro Dollar Time Deposit (USD),
0.01%, 10/03/16	71,708	71,708

Total Short-Term Investments (Cost $71,708)		71,708

The accompanying notes are an integral part of the financial statements.
Annual Report | September 30, 2016	33

ICON Risk-Managed Balanced Fund	Schedule of Investments
September 30, 2016

Value

Total Investments (100.63%) (Cost $44,223,761)	$44,612,041

Liabilities Less Other Assets (-0.63%)	(278,288)

Net Assets (100.00%)	$44,333,753

(a)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2016, these securities had a total aggregate market value of $5,600,373, representing 12.63% of net assets.

(b)	Floating Rate Security. Rate disclosed is as of September 30, 2016.
(c)	These securities are considered to be illiquid. The aggregate value of these securities at September 30, 2016 was $3,554,959, which represent 8.02% of the Fund’s net assets.
(d)	All or a portion of the security was on loan as of September 30, 2016.
(e)	Non-income producing security.

ADR - American Depositary Receipt

REIT - Real Estate Investment Trust

Industry Composition (September 30, 2016)

Pharmaceuticals	3.22%
Data Processing & Outsourced Services	3.08%
Diversified Banks	2.45%
Aerospace & Defense	2.22%
Internet Software & Services	2.10%
Consumer Finance	2.00%
Electronic Manufacturing Services	1.94%
Biotechnology	1.92%
Regional Banks	1.84%
Drug Retail	1.75%
Real Estate Services	1.52%
Managed Health Care	1.50%
Semiconductors	1.50%
Hotels, Resorts & Cruise Lines	1.26%
Footwear	1.24%
Health Care Facilities	1.18%
Industrial Conglomerates	1.13%
Movies & Entertainment	1.12%
Health Care Distributors	1.09%
Other Industries (each less than 1%)	19.79%

53.85%

Percentages are based upon common and preferred stocks as a percentage of net assets.

Sector Composition (September 30, 2016)

Health Care	10.10%
Information Technology	9.93%
Consumer Discretionary	8.99%
Financial	8.87%
Industrials	7.10%
Materials	2.01%
Real Estate	1.96%
Consumer Staples	1.75%
Energy	1.56%
Utilities	1.21%
Telecommunication Services	0.32%
Diversified	0.05%

53.85%

Percentages are based upon common and preferred stocks as a percentage of net assets.

Credit Diversification (September 30, 2016)

A-*	0.78%
A3	4.20%
Aa2	0.59%
Aa3	0.68%
Aaa	6.48%
B1	0.94%
B2	1.26%
Ba1	1.95%
Ba2	0.23%
Ba3	1.03%
Baa1	2.61%
Baa2	3.79%
Baa3	4.51%
BBB*	0.42%
BBB-*	0.47%
NR	5.60%

Total:	35.54%

*	Reflects S&P Rating for securities where Moody’s rating is unavailable.

Percentages are based upon U.S. Treasury obligations, collateralized mortgage obligations, corporate and convertible corporate bond investments as a percentage of net assets. Ratings based on Moody’s Investors Service, Inc.

The accompanying notes are an integral part of the financial statements.
34	www.iconfunds.com

ICON Diversified Funds	Statements of Assets and Liabilities
September 30, 2016

	ICON Bond Fund	ICON Equity Income Fund	ICON Fund

Assets
Investments, at cost	$86,526,530	$68,862,872	$44,291,780

Investments, at value(a)	87,722,944	70,505,086	45,913,602
Foreign currency, at value (Cost $–, $8,423 and $–, respectively)	–	8,423	–
Receivables:
Investments sold	–	3,438,114	471,971
Fund shares sold	107,669	339,156	2,285
Expense reimbursements due from Adviser	39,000	808	2,474
Interest	808,511	34,472	–
Dividends	5,483	171,749	31,234
Foreign tax reclaims	–	1,782	–
Other assets	22,137	44,420	19,604

Total assets	88,705,744	74,544,010	46,441,170

Liabilities
Payables:
Payable for collateral received on securities loaned	1,092,875	5,989,261	–
Loan payable, at value (Cost $–, $– and $431,277)	–	–	431,277
Investments purchased	–	3,108,822	–
Fund shares redeemed	141,865	112,529	21,646
Distributions due to shareholders	20,120	50,807	–
Advisory fees	43,108	40,116	28,255
Transfer agent fees	8,647	11,724	7,985
Fund accounting fees	4,725	3,340	1,881
Accrued distribution fees	4,474	11,976	10,585
Trustee fees and expenses	3,677	2,661	1,977
Administration fees	3,716	2,744	1,950
Accrued expenses	36,698	34,859	28,696

Total liabilities	1,359,905	9,368,839	534,252

Net Assets - all share classes	$87,345,839	$65,175,171	$45,906,918

Net Assets - Class S	$76,656,414	$37,867,930	$28,896,978

Net Assets - Class C	$4,589,592	$10,531,959	$11,519,992

Net Assets - Class A	$6,099,833	$16,775,282	$5,489,948

Net Assets Consists of
Paid-in capital	$88,517,949	$84,209,406	$64,945,079
Accumulated undistributed net investment income/(loss)	123,417	31,918	–
Accumulated undistributed net realized gain/(loss)	(2,491,941)	(20,708,406)	(20,659,983)
Unrealized appreciation/(depreciation)	1,196,414	1,642,253	1,621,822

Net Assets	$87,345,839	$65,175,171	$45,906,918

Shares outstanding (unlimited shares authorized, no par value)
Class S	8,025,162	2,425,082	2,053,038
Class C	478,920	668,436	924,713
Class A	641,456	1,076,989	412,376
Net asset value (offering and redemption price per share)
Class S	$9.55	$15.62	$14.08
Class C	$9.58	$15.76	$12.46
Class A	$9.51	$15.58	$13.31
Class A maximum offering price (100%/ (100%-maximum sales charge)) of net asset value adjusted to the nearest cent per share	$9.98	$16.53	$14.13

(a) Includes securities on loan of	$1,065,671	$5,888,869	$–

The accompanying notes are an integral part of the financial statements.
Annual Report | September 30, 2016	35

ICON Diversified Funds	Statements of Assets and Liabilities
September 30, 2016

	ICON Long/Short Fund	ICON Opportunities Fund	ICON Risk-Managed Balanced Fund

Assets
Investments, at cost	$16,198,973	$15,135,439	$44,223,761

Investments, at value(a)	16,714,215	16,097,498	44,612,041
Receivables:
Investments sold	472,646	–	207,129
Fund shares sold	976	604	80,879
Expense reimbursements due from Adviser	3,605	–	10,110
Interest	–	–	137,087
Dividends	10,419	273	16,492
Foreign tax reclaims	–	–	–
Other assets	17,961	7,674	22,039

Total assets	17,219,822	16,106,049	45,085,777

Liabilities
Payables:
Payable for collateral received on securities loaned	–	–	426,194
Loan payable, at value (Cost $498,627, $– and $–)	498,627	–	–
Expense recoupment due to Adviser	–	3,706	–
Investments purchased	–	–	97,686
Fund shares redeemed	30,325	7,943	127,129
Distributions due to shareholders	–	–	7,753
Advisory fees	12,086	9,518	27,906
Transfer agent fees	6,821	2,357	10,265
Fund accounting fees	1,012	1,072	4,739
Accrued distribution fees	4,643	–	14,384
Trustee fees and expenses	756	506	1,940
Administration fees	737	630	1,927
Accrued expenses	24,007	21,420	32,101

Total liabilities	579,014	47,152	752,024

Net Assets - all share classes	$16,640,808	$16,058,897	$44,333,753

Net Assets - Class S	$7,113,901	$–	$20,087,384

Net Assets - Class C	$4,211,085	$–	$15,151,197

Net Assets - Class A	$5,315,822	$–	$9,095,172

Net Assets Consists of
Paid-in capital	$71,239,732	$15,007,079	$56,946,628
Accumulated undistributed net investment income/(loss)	(6,963)	(30,697)	68,236
Accumulated undistributed net realized gain/(loss)	(55,107,203)	120,456	(13,069,391)
Unrealized appreciation/(depreciation)	515,242	962,059	388,280

Net Assets	$16,640,808	$16,058,897	$44,333,753

Shares outstanding (unlimited shares authorized, no par value)		1,089,148
Class S	380,324	–	1,389,269
Class C	252,924	–	1,141,951
Class A	292,676	–	644,651
Net asset value (offering and redemption price per share)		$14.74
Class S	$18.70	$–	$14.46
Class C	$16.65	$–	$13.27
Class A	$18.16	$–	$14.11
Class A maximum offering price (100%/ (100%-maximum sales charge)) of net asset value adjusted to the nearest cent per share	$19.27	$–	$14.97

(a) Includes securities on loan of	$–	$–	$419,967

The accompanying notes are an integral part of the financial statements.
36	www.iconfunds.com

ICON Diversified Funds	Statements of Operations
Year Ended September 30, 2016

	ICON Bond Fund	ICON Equity Income Fund	ICON Fund
Investment Income
Interest	$3,141,390	$116,333	$1,155
Dividends	562,160	2,294,606	744,606
Foreign taxes withheld	–	(23,016)	(1,161)
Income from securities lending, net	14,170	221,774	9,160
Other income	–	14	–

Total investment income	3,717,720	2,609,711	753,760

Expenses
Advisory fees	511,458	378,644	373,960
Administration fees	42,743	25,318	24,996
Transfer agent fees	86,772	81,098	82,909
Distribution fees:
Class C	39,066	76,325	124,186
Class A	16,084	36,994	15,833
Registration fees	36,254	37,350	33,244
Audit and tax service expense	26,515	21,082	17,326
Fund accounting fees	33,910	20,618	18,221
Trustee fees and expenses	13,976	8,422	7,974
Insurance expense	11,456	5,169	8,441
Custody fees	7,234	6,605	3,169
Printing fees	12,589	12,722	11,359
Interest expense	415	315	4,942
Recoupment of previously reimbursed expenses	–	16,522	2,969
Other expenses	38,700	28,546	24,394

Total expenses before expense reimbursement	877,172	755,730	753,923
Expense reimbursement by Adviser due to expense limitation agreement	(180,193)	(35,317)	(28,516)

Net Expenses	696,979	720,413	725,407

Net Investment Income/(Loss)	3,020,741	1,889,298	28,353

Realized and Unrealized Gain/(Loss)
Net realized gain/(loss) on:
Investments	240,106	(994,897)	(1,328,436)
Foreign currency	–	198	–
Long-term capital gain distributions from other investment companies	7,949	987	–

	248,055	(993,712)	(1,328,436)

Change in unrealized net appreciation/(depreciation) on:
Investments and foreign currency	2,838,297	5,024,516	1,797,942

	2,838,297	5,024,516	1,797,942

Net realized and unrealized gain/(loss)	3,086,352	4,030,804	469,506

Net Increase/(Decrease) in Net Assets Resulting From Operations	$6,107,093	$5,920,102	$497,859

The accompanying notes are an integral part of the financial statements.
Annual Report | September 30, 2016	37

ICON Diversified Funds	Statements of Operations
Year Ended September 30, 2016

	ICON Long/ Short Fund	ICON Opportunities Fund	ICON Risk-Managed Balanced Fund
Investment Income
Interest	$9	$58	$621,620
Dividends	327,853	140,673	651,342
Foreign taxes withheld	(221)	–	(2,390)
Income from securities lending, net	2,780	–	15,046
Other income	–	–	4,043

Total investment income	330,421	140,731	1,289,661

Expenses
Advisory fees	183,086	83,499	380,666
Administration fees	10,795	5,568	25,443
Transfer agent fees	58,674	18,369	90,855
Distribution fees:
Class C	50,066	–	151,556
Class A	17,453	–	22,909
Registration fees	34,976	9,519	38,822
Audit and tax service expense	18,873	16,353	23,608
Fund accounting fees	8,409	5,344	26,291
Trustee fees and expenses	3,383	1,789	8,300
Insurance expense	4,732	1,538	4,064
Custody fees	3,127	2,546	11,486
Printing fees	6,165	6,145	11,254
Interest expense	6,842	664	2,630
Recoupment of previously reimbursed expenses	9,867	11,396	5,313
Other expenses	13,321	8,190	27,346

Total expenses before expense reimbursement	429,769	170,920	830,543
Expense reimbursement by Adviser due to expense limitation agreement	(80,331)	(3,029)	(44,620)

Net Expenses	349,438	167,891	785,923

Net Investment Income/(Loss)	(19,017)	(27,160)	503,738

Realized and Unrealized Gain/(Loss)
Net realized gain/(loss) on:
Investments	67,924	143,820	267,235
Foreign currency	–	–	(69)
Written options	–	–	(146,066)
Long-term capital gain distributions from other investment companies	–	–	11,386

	67,924	143,820	132,486

Change in unrealized net appreciation/(depreciation) on:
Investments and foreign currency	8,849	1,036,666	1,179,154

	8,849	1,036,666	1,179,154

Net realized and unrealized gain/(loss)	76,773	1,180,486	1,311,640

Net Increase/(Decrease) in Net Assets Resulting From Operations	$57,756	$1,153,326	$1,815,378

The accompanying notes are an integral part of the financial statements.
38	www.iconfunds.com

ICON Diversified Funds	Statements of Changes in Net Assets

	ICON Bond Fund		ICON Equity Income Fund
	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2016	Year Ended September 30, 2015
Operations
Net investment income/(loss)	$3,020,741	$3,856,226	$1,889,298	$1,436,199
Net realized gain/(loss)	240,106	(2,721,154)	(994,699)	2,378,033
Net realized gain/(loss) on long-term capital gain distributions from other investment companies	7,949	–	987	–
Change in net unrealized appreciation/(depreciation)	2,838,297	(1,322,993)	5,024,516	(3,911,455)

Net increase/(decrease) in net assets resulting from operations	6,107,093	(187,921)	5,920,102	(97,223)

Dividends and Distributions to Shareholders
Net investment income
Class S	(2,609,859)	(4,367,039) (a)	(1,164,475)	(760,578)
Class C	(127,022)	(198,438) (a)	(220,158)	(154,918)
Class A	(213,454)	(381,214) (a)	(536,706)	(425,141)
Net realized gains
Class S	–	(1,100,327)	–	–
Class C	–	(49,999)	–	–
Class A	–	(96,051)	–	–
Return of capital
Class S	–	(281,945)	–	–
Class C	–	(12,812)	–	–
Class A	–	(24,612)	–	–

Net decrease from dividends and distributions	(2,950,335)	(6,512,437)	(1,921,339)	(1,340,637)

Fund Share Transactions
Shares sold
Class S	23,652,490	19,939,410	22,323,535	22,636,893
Class C	2,037,494	2,204,299	4,965,537	2,336,246
Class A	3,634,359	5,041,777	5,435,514	2,127,508
Reinvested dividends and distributions
Class S	2,285,962	5,264,217	1,105,137	715,630
Class C	92,020	160,822	167,115	105,154
Class A	108,802	245,318	459,085	385,989
Shares repurchased
Class S	(25,213,749)	(33,725,086)	(10,457,028)	(7,873,137)
Class C	(1,852,274)	(843,849)	(2,082,558)	(796,100)
Class A	(5,687,994)	(1,286,486)	(3,382,907)	(2,907,210)

Net increase/(decrease) from fund share transactions	(942,890)	(2,999,578)	18,533,430	16,730,973

Total net increase/(decrease) in net assets	2,213,868	(9,699,936)	22,532,193	15,293,113
Net Assets
Beginning of year	85,131,971	94,831,907	42,642,978	27,349,865

End of year	$87,345,839	$85,131,971	$65,175,171	$42,642,978

Accumulated undistributed net investment income/(loss)	$123,417	$(2,398)	$31,918	$73,948

(a)	The ICON Bond Fund had a distribution in excess of net investment income during the fiscal year ended September 30, 2015.

The accompanying notes are an integral part of the financial statements.
Annual Report | September 30, 2016	39

ICON Diversified Funds	Statements of Changes in Net Assets

	ICON Bond Fund		ICON Equity Income Fund
	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2016	Year Ended September 30, 2015
Transactions in Fund Shares
Shares sold
Class S	2,542,262	2,079,890	1,471,811	1,503,214
Class C	218,630	230,646	323,130	150,250
Class A	394,911	531,071	358,450	137,103
Issued to shareholders in reinvestment of distributions
Class S	245,654	556,451	73,747	46,951
Class C	9,850	16,961	11,022	6,871
Class A	11,757	26,037	30,748	25,418
Shares repurchased
Class S	(2,710,665)	(3,548,159)	(706,603)	(503,502)
Class C	(197,764)	(89,159)	(138,110)	(51,185)
Class A	(619,858)	(136,282)	(224,896)	(186,068)

Net increase/(decrease)	(105,223)	(332,544)	1,199,299	1,129,052

Shares outstanding, beginning of year	9,250,761	9,583,305	2,971,208	1,842,156

Shares outstanding, end of year	9,145,538	9,250,761	4,170,507	2,971,208

The accompanying notes are an integral part of the financial statements.
40	www.iconfunds.com

ICON Diversified Funds	Statements of Changes in Net Assets

	ICON Fund		ICON Long/Short Fund
	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2016	Year Ended September 30, 2015
Operations
Net investment income/(loss)	$28,353	$(305,707)	$(19,017)	$(272,826)
Net realized gain/(loss)	(1,328,436)	1,666,949	67,924	1,596,940
Change in net unrealized appreciation/(depreciation)	1,797,942	(3,490,916)	8,849	(1,334,483)

Net increase/(decrease) in net assets resulting from operations	497,859	(2,129,674)	57,756	(10,369)

Fund Share Transactions
Shares sold
Class S	1,519,056	2,650,530	1,759,878	13,446,762
Class C	455,017	570,850	196,083	1,135,887
Class A	356,458	673,069	635,346	2,023,326
Shares repurchased
Class S	(6,734,706)	(9,474,040)	(11,978,015)	(12,681,757)
Class C	(2,714,880)	(3,146,732)	(2,239,810)	(1,710,185)
Class A	(1,906,267)	(1,412,280)	(4,472,867)	(4,078,006)

Net decrease from fund share transactions	(9,025,322)	(10,138,603)	(16,099,385)	(1,863,973)

Total net decrease in net assets	(8,527,463)	(12,268,277)	(16,041,629)	(1,874,342)

Net Assets
Beginning of year	54,434,381	66,702,658	32,682,437	34,556,779

End of year	$45,906,918	$54,434,381	$16,640,808	$32,682,437

Accumulated undistributed net investment income/(loss)	$–	$(171,984)	$(6,963)	$(195,326)

Transactions in Fund Shares
Shares sold
Class S	108,905	174,791	98,051	668,902
Class C	37,939	40,080	11,912	60,489
Class A	27,328	44,868	36,303	100,326
Shares repurchased
Class S	(492,502)	(601,521)	(652,902)	(627,870)
Class C	(223,446)	(226,313)	(139,906)	(93,775)
Class A	(147,621)	(95,562)	(256,603)	(207,860)

Net decrease	(689,397)	(663,657)	(903,145)	(99,788)

Shares outstanding, beginning of year	4,079,524	4,743,181	1,829,069	1,928,857

Shares outstanding, end of year	3,390,127	4,079,524	925,924	1,829,069

The accompanying notes are an integral part of the financial statements.
Annual Report | September 30, 2016	41

ICON Diversified Funds	Statements of Changes in Net Assets

	ICON Opportunities Fund		ICON Risk-Managed Balanced Fund
	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2016	Year Ended September 30, 2015
Operations
Net investment income/(loss)	$(27,160)	$(80,515)	$503,738	$293,801
Net realized gain/(loss)	143,820	29,960	121,100	446,087
Net realized gain/(loss) on long-term capital gain distributions from other investment companies	–	–	11,386	–
Change in net unrealized appreciation/(depreciation)	1,036,666	587,690	1,179,154	(1,184,909)

Net increase/(decrease) in net assets resulting from operations	1,153,326	537,135	1,815,378	(445,021)

Dividends and Distributions to Shareholders
Net investment income	–	(126,909)
Class S	–	–	(301,369)	(195,258) (a)
Class C	–	–	(60,049)	(45,453) (a)
Class A	–	–	(92,328)	(80,740) (a)
Net realized gains	(10,170)	(60,583) (b)

Net decrease from dividends and distributions	(10,170)	(187,492)	(453,746)	(321,451)

Fund Share Transactions
Shares sold	6,108,876	1,123,562
Class S	–	–	15,411,061	20,735,760
Class C	–	–	7,253,783	5,157,125
Class A	–	–	4,152,730	7,372,991
Reinvested dividends and distributions	10,162	182,711
Class S	–	–	259,419	158,420
Class C	–	–	46,376	36,577
Class A	–	–	79,762	63,152
Shares repurchased	(2,250,264)	(2,741,644)
Class S	–	–	(22,982,522)	(13,651,238)
Class C	–	–	(5,595,969)	(1,464,014)
Class A	–	–	(3,836,027)	(6,013,030)

Net increase/(decrease) from fund share transactions	3,868,774	(1,435,371)	(5,211,387)	12,395,743

Total net increase/(decrease) in net assets	5,011,930	(1,085,728)	(3,849,755)	11,629,271

Net Assets
Beginning of year	11,046,967	12,132,695	48,183,508	36,554,237

End of year	$16,058,897	$11,046,967	$44,333,753	$48,183,508

Accumulated undistributed net investment income/(loss)	$(30,697)	$(57,770)	$68,236	$(3,654)

(a)	The ICON Risk-Managed Balanced Fund had a distribution in excess of net investment income during the fiscal year ended September 30, 2015.
(b)	The ICON Opportunities Fund had a distribution in excess of net realized gain during the fiscal year ended September 30, 2015.

The accompanying notes are an integral part of the financial statements.
42	www.iconfunds.com

ICON Diversified Funds	Statements of Changes in Net Assets

	ICON Opportunities Fund		ICON Risk-Managed Balanced Fund
	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2016	Year Ended September 30, 2015
Transactions in Fund Shares
Shares sold	426,361	79,579
Class S	–	–	1,094,151	1,429,825
Class C	–	–	554,021	385,869
Class A	–	–	298,768	521,467
Issued to shareholders in reinvestment of distributions	753	13,494
Class S	–	–	18,182	11,119
Class C	–	–	3,547	2,801
Class A	–	–	5,727	4,524
Shares repurchased	(167,271)	(194,321)
Class S	–	–	(1,625,982)	(973,454)
Class C	–	–	(429,201)	(109,255)
Class A	–	–	(277,104)	(421,260)

Net increase/(decrease)	259,843	(101,248)	(357,891)	851,636

Shares outstanding, beginning of year	829,305	930,553	3,533,762	2,682,126

Shares outstanding, end of year	1,089,148	829,305	3,175,871	3,533,762

The accompanying notes are an integral part of the financial statements.
Annual Report | September 30, 2016	43

ICON Bond Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

Class S(a)	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014		Year Ended September 30, 2013	Year Ended September 30, 2012
Net asset value, beginning of period	$9.20	$9.90	$9.89		$10.51	$10.11
Income/(loss) from investment operations:
Net investment income/(loss)(b)	0.34	0.41	0.43	(c)	0.24	0.38
Net realized and unrealized gains/(losses) on investments	0.34	(0.44)	0.15		(0.32)	0.59

Total from investment operations	0.68	(0.03)	0.58		(0.08)	0.97

Less dividends and distributions:
Dividends from net investment income	(0.33)	(0.51)	(0.44)		(0.24)	(0.40)
Distributions from net realized gains	–	(0.13)	(0.13)		(0.30)	(0.17)
Return of capital	–	(0.03)	–		–	–

Total dividends and distributions	(0.33)	(0.67)	(0.57)		(0.54)	(0.57)

Net asset value, end of period	$9.55	$9.20	$9.90		$9.89	$10.51

Total Return	7.54%	(0.28)%	6.01%		(0.84)%	9.93%
Ratios and Supplemental Data
Net assets, end of period (in 000s)	$76,656	$73,152	$87,675		$88,313	$81,381
Ratio of expenses to average net assets
Before expense limitation	0.93%	0.91%	0.86%		0.89%	0.88%
After expense limitation/ recoupment (d)	0.75%	0.75%	0.75%		0.75%	0.75%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	3.43%	4.10%	4.22%		2.19%	3.46%
After expense limitation/ recoupment	3.61%	4.26%	4.33	%(c)	2.33%	3.59%
Portfolio turnover rate	141%	153%	176%		97%	51%

(a)	Class S shares were formerly named Class Z shares prior to January 23, 2012.
(b)	Calculated using the average shares method.
(c)

Investment income per share of Class S reflects a large, non-recurring dividend which amounted to $0.07 per share. Excluding this non- recurring dividend, the ratio of net investment income/(loss) to average net assets would have been 3.59% for Class S.

(d)

The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

The accompanying notes are an integral part of the financial statements.
44	www.iconfunds.com

ICON Bond Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

Class C	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014		Year Ended September 30, 2013	Year Ended September 30, 2012
Net asset value, beginning of period	$9.24	$9.94	$9.93		$10.55	$10.15
Income/(loss) from investment operations:
Net investment income/(loss)(a)	0.26	0.32	0.34	(b)	0.15	0.31
Net realized and unrealized gains/(losses) on investments	0.34	(0.43)	0.15		(0.32)	0.57

Total from investment operations	0.60	(0.11)	0.49		(0.17)	0.88

Less dividends and distributions:
Dividends from net investment income	(0.26)	(0.43)	(0.35)		(0.15)	(0.31)
Distributions from net realized gains	–	(0.13)	(0.13)		(0.30)	(0.17)
Return of capital	–	(0.03)	–		–	–

Total dividends and distributions	(0.26)	(0.59)	(0.48)		(0.45)	(0.48)

Net asset value, end of period	$9.58	$9.24	$9.94		$9.93	$10.55

Total Return(c)	6.59%	(1.10)%	5.10%		(1.66)%	8.98%
Ratios and Supplemental Data
Net assets, end of period (in 000s)	$4,590	$4,142	$2,879		$3,008	$3,772
Ratio of expenses to average net assets
Before expense limitation	2.10%	2.19%	2.27%		2.06%	2.28%
After expense limitation/ recoupment (d)	1.60%	1.60%	1.60%		1.60%	1.60%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	2.28%	2.76%	2.75%		1.02%	2.35%
After expense limitation/ recoupment	2.78%	3.35%	3.42%(	b)	1.48%	3.03%
Portfolio turnover rate	141%	153%	176%		97%	51%

(a)	Calculated using the average shares method.
(b)

Investment income per share of Class C reflects a large, non-recurring dividend which amounted to $0.06 per share. Excluding this non- recurring dividend, the ratio of net investment income/(loss) to average net assets would have been 2.84% for Class C.

(c)	The total return calculation excludes any sales charges.
(d)

The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

The accompanying notes are an integral part of the financial statements.
Annual Report | September 30, 2016	45

ICON Bond Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

Class A(a)	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014		Year Ended September 30, 2013	Year Ended September 30, 2012
Net asset value, beginning of period	$9.17	$9.86	$9.89		$10.51	$10.11
Income/(loss) from investment operations:
Net investment income/(loss)(b)	0.31	0.36	0.43	(c)	0.21	0.36
Net realized and unrealized gains/(losses) on investments	0.34	(0.41)	0.12		(0.32)	0.58

Total from investment operations	0.65	(0.05)	0.55		(0.11)	0.94

Less dividends and distributions:
Dividends from net investment income	(0.31)	(0.48)	(0.45)		(0.21)	(0.37)
Distributions from net realized gains	–	(0.13)	(0.13)		(0.30)	(0.17)
Return of capital	–	(0.03)	–		–	–

Total dividends and distributions	(0.31)	(0.64)	(0.58)		(0.51)	(0.54)

Net asset value, end of period	$9.51	$9.17	$9.86		$9.89	$10.51

Total Return(d)	7.25%	(0.44)%	5.77%		(1.08)%	9.66%
Ratios and Supplemental Data
Net assets, end of period (in 000s)	$6,100	$7,838	$4,278		$6,792	$7,515
Ratio of expenses to average net assets
Before expense limitation	1.38%	1.36%	1.44%		1.34%	1.31%
After expense limitation/ recoupment (e)	1.00%	1.00%	1.00%		1.00%	1.00%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	2.98%	3.50%	3.84%		1.71%	3.13%
After expense limitation/ recoupment	3.36%	3.86%	4.28	%(c)	2.06%	3.44%
Portfolio turnover rate	141%	153%	176%		97%	51%

(a)	Class I shares merged into Class A on January 23, 2012. The results of each class prior to the merger may have been different than what is presented.
(b)	Calculated using the average shares method.
(c)

Investment income per share of Class A reflects a large, non-recurring dividend which amounted to $0.08 per share. Excluding this non- recurring dividend, the ratio of net investment income/(loss) to average net assets would have been 3.55% for Class A.

(d)	The total return calculation excludes any sales charges.
(e)

The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

The accompanying notes are an integral part of the financial statements.
46	www.iconfunds.com

ICON Equity Income Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

Class S(a)	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012
Net asset value, beginning of period	$14.36	$14.87	$13.80	$12.18	$10.21
Income/(loss) from investment operations:
Net investment income/(loss)(b)	0.60	0.56	0.52	0.47	0.43
Net realized and unrealized gains/(losses) on investments	1.27	(0.56)	1.04	1.65	2.03
Total from investment operations	1.87	(0.00) (c)	1.56	2.12	2.46
Less dividends and distributions:
Dividends from net investment income	(0.61)	(0.51)	(0.49)	(0.50)	(0.49)
Total dividends and distributions	(0.61)	(0.51)	(0.49)	(0.50)	(0.49)
Net asset value, end of period	$15.62	$14.36	$14.87	$13.80	$12.18

Total Return	13.30%	(0.17)%	11.36%	17.76%	24.43%
Ratios and Supplemental Data
Net assets, end of period (in 000s)	$37,868	$22,779	$8,022	$5,116	$7,123
Ratio of expenses to average net assets
Before expense limitation	1.24%	1.25%	1.38%	1.53%	1.47%
After expense limitation/ recoupment (d)	1.20%	1.20%	1.20%	1.21%	1.21%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	3.91%	3.52%	3.36%	3.28%	3.31%
After expense limitation/ recoupment	3.95%	3.57%	3.54%	3.60%	3.57%
Portfolio turnover rate	145%	174%	148%	163%	122%

(a)	Class S shares were formerly named Class Z shares prior to January 23, 2012.
(b)	Calculated using the average shares method.
(c)	Amount less than $(0.005).
(d)

The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

The accompanying notes are an integral part of the financial statements.
Annual Report | September 30, 2016	47

ICON Equity Income Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

Class C	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012
Net asset value, beginning of period	$14.45	$14.96	$13.88	$12.25	$10.16
Income/(loss) from investment operations:
Net investment income/(loss)(a)	0.45	0.40	0.36	0.35	0.29
Net realized and unrealized gains/(losses) on investments	1.28	(0.56)	1.06	1.65	2.06
Total from investment operations	1.73	(0.16)	1.42	2.00	2.35
Less dividends and distributions:
Dividends from net investment income	(0.42)	(0.35)	(0.34)	(0.37)	(0.26)
Total dividends and distributions	(0.42)	(0.35)	(0.34)	(0.37)	(0.26)
Net asset value, end of period	$15.76	$14.45	$14.96	$13.88	$12.25

Total Return(b)	12.15%	(1.16)%	10.26%	16.58%	23.31%
Ratios and Supplemental Data
Net assets, end of period (in 000s)	$10,532	$6,825	$5,481	$5,423	$5,146
Ratio of expenses to average net assets
Before expense limitation	2.34%	2.34%	2.45%	2.42%	2.62%
After expense limitation/ recoupment (c)	2.20%	2.20%	2.20%	2.21%	2.20%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	2.80%	2.40%	2.21%	2.49%	2.09%
After expense limitation/ recoupment	2.94%	2.54%	2.46%	2.70%	2.51%
Portfolio turnover rate	145%	174%	148%	163%	122%

(a)	Calculated using the average shares method.
(b)	The total return calculation excludes any sales charges.
(c)

The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

The accompanying notes are an integral part of the financial statements.
48	www.iconfunds.com

ICON Equity Income Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

Class A(a)	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012
Net asset value, beginning of period	$14.29	$14.79	$13.73	$12.12	$10.15
Income/(loss) from investment operations:
Net investment income/(loss)(b)	0.56	0.50	0.47	0.45	0.39
Net realized and unrealized gains/(losses) on investments	1.26	(0.53)	1.04	1.63	2.03
Total from investment operations	1.82	(0.03)	1.51	2.08	2.42
Less dividends and distributions:
Dividends from net investment income	(0.53)	(0.47)	(0.45)	(0.47)	(0.45)
Total dividends and distributions	(0.53)	(0.47)	(0.45)	(0.47)	(0.45)
Net asset value, end of period	$15.58	$14.29	$14.79	$13.73	$12.12

Total Return(c)	12.97%	(0.38)%	11.07%	17.49%	24.10%
Ratios and Supplemental Data
Net assets, end of period (in 000s)	$16,775	$13,039	$13,847	$12,798	$10,758
Ratio of expenses to average net assets
Before expense limitation	1.54%	1.52%	1.59%	1.68%	1.69%
After expense limitation/recoupment(d)	1.45%	1.45%	1.45%	1.46%	1.45%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	3.64%	3.14%	3.08%	3.24%	3.11%
After expense limitation/recoupment	3.73%	3.21%	3.22%	3.45%	3.35%
Portfolio turnover rate	145%	174%	148%	163%	122%

(a)	Class I shares merged into Class A on January 23, 2012. The results of each class prior to the merger may have been different than what is presented.
(b)	Calculated using the average shares method.
(c)	The total return calculation excludes any sales charges.
(d)

The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

The accompanying notes are an integral part of the financial statements.
Annual Report | September 30, 2016	49

ICON Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

Class S(a)	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012
Net asset value, beginning of period	$13.83	$14.52	$14.00	$11.34	$8.82
Income/(loss) from investment operations:
Net investment income/(loss)(b)	0.05	(0.02)	0.00 (c)	0.07	0.07
Net realized and unrealized gains/(losses) on investments	0.20	(0.67)	0.52	2.66	2.45
Total from investment operations	0.25	(0.69)	0.52	2.73	2.52
Less dividends and distributions:
Dividends from net investment income	–	–	–	(0.07)	–
Total dividends and distributions	–	–	–	(0.07)	–
Net asset value, end of period	$14.08	$13.83	$14.52	$14.00	$11.34

Total Return	1.81%	(4.75)%	3.71%	24.27%	28.57%
Ratios and Supplemental Data
Net assets, end of period (in 000s)	$28,897	$33,695	$41,577	$6,986	$22,952
Ratio of expenses to average net assets
Before expense limitation	1.12%	1.09%	1.10%	1.23%	1.18%
After expense limitation/ recoupment(d)	1.12%	1.09%	1.10%	1.23%	1.18%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	0.39%	(0.11)%	0.02%	0.59%	0.61%
After expense limitation/ recoupment	0.39%	(0.11)%	0.02%	0.59%	0.61%
Portfolio turnover rate	31%	54%	65%	33%	24%

(a)	Class S shares were formerly named Class Z shares prior to January 23, 2012.
(b)	Calculated using the average shares method.
(c)	Amount less than $0.005.
(d)

The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

The accompanying notes are an integral part of the financial statements.
50	www.iconfunds.com

ICON Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

Class C	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012
Net asset value, beginning of period	$12.38	$13.15	$12.82	$10.42	$8.17
Income/(loss) from investment operations:
Net investment income/(loss)(a)	(0.09) (b)	(0.18)	(0.14)	(0.07)	(0.04)
Net realized and unrealized gains/(losses) on investments	0.17	(0.59)	0.47	2.47	2.29
Total from investment operations	0.08	(0.77)	0.33	2.40	2.25
Net asset value, end of period	$12.46	$12.38	$13.15	$12.82	$10.42

Total Return(c)	0.65%	(5.86)%	2.57%	23.03%	27.54%
Ratios and Supplemental Data
Net assets, end of period (in 000s)	$11,520	$13,745	$17,050	$18,848	$18,378
Ratio of expenses to average net assets
Before expense limitation	2.41%	2.27%	2.26%	2.32%	2.35%
After expense limitation/ recoupment (d)	2.26%	2.25%	2.25%	2.26%	2.28%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	(0.90)%	(1.29)%	(1.09)%	(0.64)%	(0.48)%
After expense limitation/ recoupment	(0.75)%	(1.27)%	(1.08)%	(0.58)%	(0.41)%
Portfolio turnover rate	31%	54%	65%	33%	24%

(a)	Calculated using the average shares method.
(b)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.
(c)	The total return calculation excludes any sales charges.
(d)

The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

The accompanying notes are an integral part of the financial statements.
Annual Report | September 30, 2016	51

ICON Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

Class A(a)	Year Ended September 30, 2016		Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012
Net asset value, beginning of period	$13.13		$13.84	$13.39	$10.85	$8.46
Income/(loss) from investment operations:
Net investment income/(loss)(b)	0.00	(c)	(0.08)	(0.05)	0.02	0.03
Net realized and unrealized gains/(losses) on investments	0.18		(0.63)	0.50	2.56	2.36
Total from investment operations	0.18		(0.71)	0.45	2.58	2.39
Less dividends and distributions:
Dividends from net investment income	–		–	–	(0.04)	–
Total dividends and distributions	–		–	–	(0.04)	–
Net asset value, end of period	$13.31		$13.13	$13.84	$13.39	$10.85

Total Return(d)	1.37%		(5.13)%	3.36%	23.90%	28.25%
Ratios and Supplemental Data
Net assets, end of period (in 000s)	$5,490		$6,994	$8,076	$10,000	$12,401
Ratio of expenses to average net assets
Before expense limitation	1.67%		1.55%	1.56%	1.58%	1.54%
After expense limitation/recoupment (e)	1.51%		1.50%	1.50%	1.51%	1.54%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	(0.16)%		(0.57)%	(0.38)%	0.12%	0.27%
After expense limitation/recoupment	0.00	%(f)	(0.52)%	(0.32)%	0.19%	0.27%
Portfolio turnover rate	31%		54%	65%	33%	24%

(a)	Class I shares merged into Class A on January 23, 2012. The results of each class prior to the merger may have been different than what is presented.
(b)	Calculated using the average shares method.
(c)	Amount less than $0.005.
(d)	The total return calculation excludes any sales charges.
(e)

The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

(f)	Less than 0.005% of average net assets.

The accompanying notes are an integral part of the financial statements.
52	www.iconfunds.com

ICON Long/Short Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

Class S(a)	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012
Net asset value, beginning of period	$18.39	$18.41	$17.48	$14.56	$11.61
Income/(loss) from investment operations:
Net investment income/(loss)(b)	0.04 (c)	(0.09)	(0.06)	0.01	0.02
Net realized and unrealized gains/(losses) on investments	0.27	0.07	0.99	2.91	2.93
Total from investment operations	0.31	(0.02)	0.93	2.92	2.95
Net asset value, end of period	$18.70	$18.39	$18.41	$17.48	$14.56

Total Return	1.69%	(0.11)%	5.32%	20.05%	25.41%
Ratios and Supplemental Data
Net assets, end of period (in 000s)	$7,114	$17,196	$16,465	$4,774	$3,471
Ratio of expenses to average net assets
Before expense limitation	1.63%	1.37%	1.45%	1.53%	2.18%
After expense limitation/ recoupment (d)	1.28%	1.28%	1.32%	1.32%	1.35%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	(0.11)%	(0.52)%	(0.47)%	(0.14)%	(0.70)%
After expense limitation/ recoupment	0.24%	(0.43)%	(0.34)%	0.07%	0.13%
Portfolio turnover rate	20%	74%	65%	33%	54%

(a)	Class S shares were formerly named Class Z shares prior to January 23, 2012.
(b)	Calculated using the average shares method.
(c)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.
(d)

The Fund’s operating expenses, not including interest expense or dividends on short positions, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense and dividends on short positions, when applicable.

The accompanying notes are an integral part of the financial statements.
Annual Report | September 30, 2016	53

ICON Long/Short Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

Class C	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012
Net asset value, beginning of period	$16.54	$16.74	$16.05	$13.52	$10.89
Income/(loss) from investment operations:
Net investment income/(loss)(a)	(0.13)	(0.27)	(0.24)	(0.14)	(0.11)
Net realized and unrealized gains/(losses) on investments	0.24	0.07	0.93	2.67	2.74
Total from investment operations	0.11	(0.20)	0.69	2.53	2.63
Net asset value, end of period	$16.65	$16.54	$16.74	$16.05	$13.52

Total Return(b)	0.67%	(1.19)%	4.30%	18.71%	24.15%
Ratios and Supplemental Data
Net assets, end of period (in 000s)	$4,211	$6,300	$6,932	$6,108	$6,004
Ratio of expenses to average net assets
Before expense limitation	2.76%	2.53%	2.57%	2.62%	2.95%
After expense limitation/ recoupment (c)	2.33%	2.33%	2.38%	2.37%	2.41%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	(1.21)%	(1.68)%	(1.58)%	(1.21)%	(1.44)%
After expense limitation/ recoupment	(0.78)%	(1.48)%	(1.39)%	(0.96)%	(0.90)%
Portfolio turnover rate	20%	74%	65%	33%	54%

(a)	Calculated using the average shares method.
(b)	The total return calculation excludes any sales charges.
(c)

The Fund’s operating expenses, not including interest expense or dividends on short positions, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense and dividends on short positions, when applicable.

The accompanying notes are an integral part of the financial statements.
54	www.iconfunds.com

ICON Long/Short Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

Class A(a)	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012
Net asset value, beginning of period	$17.91	$17.99	$17.13	$14.31	$11.44
Income/(loss) from investment operations:
Net investment income/(loss)(b)	(0.01)	(0.15)	(0.12)	(0.02)	(0.02)
Net realized and unrealized gains/(losses) on investments	0.26	0.07	0.98	2.84	2.89
Total from investment operations	0.25	(0.08)	0.86	2.82	2.87
Net asset value, end of period	$18.16	$17.91	$17.99	$17.13	$14.31

Total Return(c)	1.40%	(0.44)%	5.02%	19.71%	25.09%
Ratios and Supplemental Data
Net assets, end of period (in 000s)	$5,316	$9,186	$11,160	$8,813	$15,687
Ratio of expenses to average net assets
Before expense limitation	1.95%	1.73%	1.81%	1.91%	2.09%
After expense limitation/ recoupment (d)	1.58%	1.58%	1.63%	1.61%	1.65%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	(0.40)%	(0.89)%	(0.82)%	(0.45)%	(0.58)%
After expense limitation/ recoupment	(0.03)%	(0.74)%	(0.64)%	(0.16)%	(0.14)%
Portfolio turnover rate	20%	74%	65%	33%	54%

(a)	Class I shares merged into Class A on January 23, 2012. The results of each class prior to the merger may have been different than what is presented.
(b)	Calculated using the average shares method.
(c)	The total return calculation excludes any sales charges.
(d)

The Fund’s operating expenses, not including interest expense or dividends on short positions, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense and dividends on short positions, when applicable.

The accompanying notes are an integral part of the financial statements.
Annual Report | September 30, 2016	55

ICON Opportunities Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013 (a)
Net asset value, beginning of period	$13.32	$13.04	$13.02	$10.00
Income/(loss) from investment operations:
Net investment income/(loss)(b)	(0.03)	(0.09)	(0.12)	(0.01)
Net realized and unrealized gains/(losses) on investments	1.46	0.58	0.41 (c)	3.03
Total from investment operations	1.43	0.49	0.29	3.02
Less dividends and distributions:
Distributions from net realized gains	(0.01)	(0.21)	(0.27)	–
Total dividends and distributions	(0.01)	(0.21)	(0.27)	–
Net asset value, end of period	$14.74	$13.32	$13.04	$13.02

Total Return	10.76%	3.75%	2.19%	30.20%
Ratios and Supplemental Data
Net assets, end of period (in 000s)	$16,059	$11,047	$12,133	$442
Ratio of expenses to average net assets
Before expense limitation	1.53%	1.58%	2.44%	12.47%
After expense limitation/ recoupment (d)	1.51%	1.50%	1.50%	1.52%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	(0.27)%	(0.72)%	(1.81)%	(11.02)%
After expense limitation/ recoupment	(0.25)%	(0.65)%	(0.87)%	(0.07)%
Portfolio turnover rate	95%	76%	46%	52%

(a)	Commenced operations on October 1, 2012.
(b)	Calculated using the average shares method.
(c)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.
(d)

The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

The accompanying notes are an integral part of the financial statements.
56	www.iconfunds.com

ICON Risk-Managed Balanced Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

Class S(a)	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012
Net asset value, beginning of period	$ 14.02	$ 13.98	$ 13.40	$ 12.32	$ 10.88
Income/(loss) from investment operations:
Net investment income/(loss)(b)	0.19	0.18	0.24	0.24	0.15
Net realized and unrealized gains/(losses) on investments	0.42	0.01	0.56	1.04	1.44
Total from investment operations	0.61	0.19	0.80	1.28	1.59
Less dividends and distributions:
Dividends from net investment income	(0.17)	(0.15)	(0.22)	(0.20)	(0.15)
Total dividends and distributions	(0.17)	(0.15)	(0.22)	(0.20)	(0.15)
Net asset value, end of period	$ 14.46	$ 14.02	$ 13.98	$ 13.40	$ 12.32

Total Return	4.39%	1.35%	6.02%	10.51%	14.65%
Ratios and Supplemental Data
Net assets, end of period (in 000s)	$ 20,087	$ 26,677	$ 20,071	$ 43,350	$ 6,692
Ratio of expenses to average net assets
Before expense limitation	1.27%	1.34%	1.22%	1.43%	1.80%
After expense limitation/ recoupment (c)	1.20%	1.20%	1.20%	1.21%	1.24%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	1.27%	1.09%	1.72%	1.65%	0.69%
After expense limitation/ recoupment	1.34%	1.23%	1.74%	1.87%	1.25%
Portfolio turnover rate	109%	119%	137%	98%	71%

(a)	Class S shares were formerly named Class Z shares prior to January 23, 2012.
(b)	Calculated using the average shares method.
(c)

The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

The accompanying notes are an integral part of the financial statements.
Annual Report | September 30, 2016	57

ICON Risk-Managed Balanced Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

Class C	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012
Net asset value, beginning of period	$12.89	$12.90	$12.39	$11.41	$10.09
Income/(loss) from investment operations:
Net investment income/(loss)(a)	0.04	0.03	0.09	0.09	0.02
Net realized and unrealized gains/(losses) on investments	0.39	0.01	0.54	0.98	1.34
Total from investment operations	0.43	0.04	0.63	1.07	1.36
Less dividends and distributions:
Dividends from net investment income	(0.05)	(0.05)	(0.12)	(0.09)	(0.04)
Total dividends and distributions	(0.05)	(0.05)	(0.12)	(0.09)	(0.04)
Net asset value, end of period	$13.27	$12.89	$12.90	$12.39	$11.41

Total Return(b)	3.35%	0.31%	5.06%	9.45%	13.47%
Ratios and Supplemental Data
Net assets, end of period (in 000s)	$15,151	$13,061	$9,469	$5,667	$2,243
Ratio of expenses to average net assets
Before expense limitation	2.29%	2.38%	2.33%	2.72%	3.25%
After expense limitation/ recoupment(c)	2.20%	2.20%	2.20%	2.22%	2.23%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	0.24%	0.06%	0.61%	0.22%	(0.79)%
After expense limitation/ recoupment	0.33%	0.24%	0.74%	0.72%	0.23%
Portfolio turnover rate	109%	119%	137%	98%	71%

(a)	Calculated using the average shares method.
(b)	The total return calculation excludes any sales charges.
(c)

The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

The accompanying notes are an integral part of the financial statements.
58	www.iconfunds.com

ICON Risk-Managed Balanced Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

Class A(a)	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012
Net asset value, beginning of period	$ 13.68	$ 13.69	$ 13.12	$ 12.06	$ 10.66
Income/(loss) from investment operations:
Net investment income/(loss)(b)	0.15	0.14	0.20	0.18	0.11
Net realized and unrealized gains/(losses) on investments	0.42	0.00 (c)	0.57	1.05	1.41
Total from investment operations	0.57	0.14	0.77	1.23	1.52
Less dividends and distributions:
Dividends from net investment income	(0.14)	(0.15)	(0.20)	(0.17)	(0.12)
Total dividends and distributions	(0.14)	(0.15)	(0.20)	(0.17)	(0.12)
Net asset value, end of period	$ 14.11	$ 13.68	$ 13.69	$ 13.12	$ 12.06

Total Return(d)	4.18%	1.00%	5.88%	10.28%	14.28%
Ratios and Supplemental Data
Net assets, end of period (in 000s)	$ 9,095	$ 8,446	$ 7,014	$ 7,819	$ 4,045
Ratio of expenses to average net assets
Before expense limitation	1.60%	1.70%	1.65%	2.12%	2.16%
After expense limitation/ recoupment (e)	1.45%	1.45%	1.45%	1.47%	1.48%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	0.93%	0.71%	1.29%	0.81%	0.28%
After expense limitation/ recoupment	1.08%	0.96%	1.49%	1.46%	0.96%
Portfolio turnover rate	109%	119%	137%	98%	71%

(a)	Class I shares merged into Class A on January 23, 2012. The results of each class prior to the merger may have been different than what is presented.
(b)	Calculated using the average shares method.
(c)	Amount less than $0.005.
(d)	The total return calculation excludes any sales charges.
(e)

The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

The accompanying notes are an integral part of the financial statements.
Annual Report | September 30, 2016	59

ICON Diversified Funds	Notes to Financial Statements
September 30, 2016

1. ORGANIZATION

The ICON Bond Fund (“Bond Fund”), ICON Equity Income Fund (“Equity Income Fund”), ICON Fund (“ICON Fund”), ICON Long/Short Fund (“Long/ Short Fund”), ICON Opportunities Fund (“Opportunities Fund”) and ICON Risk-Managed Balanced Fund (“Risk-Managed Balanced Fund”) are a series of funds (individually a “Fund” and collectively, the “Funds”). The Funds are part of the ICON Funds (the “Trust”), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end investment management company. Each Fund, with the exception of the Opportunities Fund, offers three classes of shares: Class S, Class C and Class A. The Opportunities Fund is a single-class fund. All classes have equal rights as to earnings, assets and voting privileges except that each Class may bear different distribution fees, registration costs, legal costs, mailing and printing costs and shareholder servicing costs and each Class has exclusive voting rights with respect to its distribution plan. There are currently eleven other active Funds within the Trust. Those Funds are covered by separate prospectuses and shareholder reports.

Each Fund is authorized to issue an unlimited number of no par shares. The investment objective of the Bond Fund is to maximize total return. The investment objective of the Equity Income Fund is modest capital appreciation and income. The investment objective of the ICON Fund is long-term capital appreciation with a secondary objective of capital preservation. The investment objective of the Opportunities Fund is to provide capital appreciation. The investment objective of the Long/Short Fund is capital appreciation. The investment objective of the Risk-Managed Balanced Fund is modest capital appreciation and income.

The Funds, like all investments in securities, have elements of risk, including risk of loss of principal. There is no assurance that the Funds will achieve their investment objectives and may underperform funds with similar investment objectives. An investment concentrated in sectors and industries involves greater risk and volatility than a more diversified investment. Securities of small companies generally involve greater risks than investments in larger companies. Small company securities tend to be more volatile and less liquid than equity securities of larger companies. Investing in fixed income securities such as bonds involves interest rate risk. When interest rates rise, the value of fixed income securities generally decreases. Additionally, the Bond Fund, Equity Income Fund and Risk-Managed Balanced Fund may invest in medium-and lower-quality debt securities. High-yield bonds, also known as “junk bonds” are speculative investments and involve a greater risk of default and price volatility than U.S. government and other high-quality bonds. Junk bonds are also less liquid (more difficult to sell) than equities and higher credit bonds. These illiquid securities are harder to sell; or value, especially in changing markets, such as periods with rising interest rates.

The Bond Fund, Equity Income Fund and Risk-Managed Balanced Fund may invest in mortgage-related securities, which are interests in pools of mortgage loans made to residential home buyers, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental and government-related organizations. The Bond Fund, Equity Income Fund and Risk-Managed Balanced Fund also may invest in debt securities that are secured with collateral consisting of mortgage related securities (a Collateralized Mortgage Obligations or “CMO”), and in other types of mortgage-related securities. CMOs are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are typically structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. The ICON Fund and Long/Short Fund also may invest in such securities for temporary defensive purposes.

The Long/Short Fund may engage in short selling; there are risks associated with selling short, including the risk that the Long/Short Fund may have to cover its short position at a higher price than the short sale, resulting in a loss. The Long/Short Fund’s loss on a short sale is potentially unlimited as a loss occurs when the value of a security sold short increases.

The Risk-Managed Balanced Fund invests in call options; selling/writing call options involve certain risks, such as limited gains and lack of liquidity of the underlying securities, and are not suitable for all investors.

Investments in foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar-denominated transactions as a result of, among other factors, the possibility of less government supervision and regulation of foreign securities markets and the possibility of political or economic instability. Financial statements of foreign companies are governed by different accounting, auditing, and financial standards than U.S. companies and may be less transparent and uniform than in the United States. Many corporate governance standards, which help ensure the integrity of public information in the United States, may not exist in some foreign countries. In general, there may be less governmental supervision of foreign stock exchanges and securities brokers and issuers. There are also risks associated with small- and mid-cap investing, including limited product lines, less liquidity and small market share.

60	www.iconfunds.com

ICON Diversified Funds	Notes to Financial Statements
September 30, 2016

The ICON Fund has a significant weighting in the Financial and Consumer Discretionary sectors, the Long/Short Fund has a significant weighting in the Financial sector and the Opportunities Fund has a significant weighting in the Information Technology and Consumer Discretionary sectors which may cause the Funds’ performance to be susceptible to the economic, business and/or other developments that may affect those sectors.

In the normal course of business, the Funds may enter into various agreements that provide for general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown as any potential exposure involving future claims that may be made against each Fund is unknown. However, based on experience, the Funds expect the risk of loss to be remote.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates. Each Fund is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

Investment Valuation

The Funds’ securities and other assets, excluding options on securities indexes, are valued at the closing price as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4 p.m. Eastern Standard Time) each day the NYSE is open, except that securities traded primarily on the NASDAQ Stock Market (“NASDAQ”) are normally valued by the Funds at the NASDAQ Official Closing Price provided by NASDAQ each business day. If the NYSE closes unexpectedly and there is active trading on other exchanges, the securities will be valued at the Valuation Time based off of those exchanges. Options on securities indexes are valued at the close of the Chicago Board Options Exchange (normally 4:15 p.m. Eastern Standard Time) on each day the NYSE is open for trading.

The Funds use pricing services to obtain the market value of securities in their portfolios. If a pricing service is not able to provide a price, or the pricing service’s valuation is considered inaccurate or does not, in the Funds’ judgment, reflect the market value of the security, prices may be obtained through market quotations from independent broker/dealers. If market quotations from these sources are not readily available, the Funds’ securities or other assets are valued at fair value as determined in good faith by the Funds’ Board of Trustees (the “Board”) or pursuant to procedures approved by the Board.

Lacking any sales that day, a security is valued at the current closing bid price (or yield equivalent thereof) or based on quotes obtained from dealers making a market for the security. Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Debt securities with a remaining maturity of greater than 60 days are valued using the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is based upon a matrix valuation system which considers such factors as security prices, yields, maturities and ratings. Short-term debt securities with remaining maturities of 60 days or less are generally valued at amortized cost or original cost plus accrued interest, which approximates market value. Currency rates as of the close of the NYSE are used to convert foreign security values into U.S. dollars.

Mortgage-related and asset-backed securities are typically issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche level attributes, current market data, estimated cash flows and market based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Securities of investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded. Investments in shares of funds that are not traded on an exchange are valued at the end of day net asset value per share of such fund. Securities in the underlying funds, including restricted securities are valued in accordance with the valuation policy of such fund.

The Funds’ securities traded in countries outside of the Western Hemisphere are fair valued daily by utilizing the quotations of an independent pricing service, unless the Board determines that use of another valuation methodology is appropriate. The purposes of daily fair valuation are to avoid stale prices and to take into account, among other things, any significant events occurring after the close of foreign markets. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movements and changes in the prices of indexes, securities and exchange rates in other markets to determine fair value as of the time a Fund calculates its net asset value

Annual Report | September 30, 2016	61

ICON Diversified Funds	Notes to Financial Statements
September 30, 2016

(“NAV”). The valuation assigned to fair-value securities for purposes of calculating each Fund’s NAV may differ from the security’s most recent closing market price and from the prices used by other mutual funds to calculate their NAVs.

Various inputs are used to determine the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

Level 1 —	quoted prices in active markets for identical securities.
Level 2 —	significant observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, and credit risk).
Level 3 —	significant unobservable inputs.

Observable inputs are those based on market data obtained from sources independent of the Funds, and unobservable inputs reflect the Funds’ own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Funds evaluate and determine whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the Funds’ investments, based on the inputs used to determine their values on September 30, 2016:

ICON Bond Fund

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Corporate Bonds	$–	$51,692,858	$–	$51,692,858
Convertible Corporate Bonds	–	2,077,500	–	2,077,500
U.S. Treasury Obligations	–	2,995,899	–	2,995,899
Collateralized Mortgage Obligations	–	10,968,455	–	10,968,455
Preferred Stocks	4,708,615	–	–	4,708,615
Closed-End Mutual Funds	8,550,270	–	–	8,550,270
Collateral for Securities on Loan	–	1,092,875	–	1,092,875
Short-Term Investments	–	5,636,472	–	5,636,472
Total	$13,258,885	$74,464,059	$–	$87,722,944

ICON Equity Income Fund
Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Corporate Bonds	$–	$1,043,188	$–	$1,043,188
Convertible Corporate Bonds	–	259,688	–	259,688
Collateralized Mortgage Obligations	–	672,290	–	672,290
Common Stocks	58,251,710	–	–	58,251,710
Preferred Stocks	1,256,089	–	–	1,256,089
Convertible Preferred Stocks	261,720	–	–	261,720
Closed-End Mutual Funds	2,526,586	–	–	2,526,586
Put Options Purchased	54,000	–	–	54,000
Collateral for Securities on Loan	–	5,989,261	–	5,989,261
Short-Term Investments	–	190,554	–	190,554
Total	$62,350,105	$8,154,981	$–	$70,505,086

ICON Fund
Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$45,913,602	$–	$–	$45,913,602
Total	$45,913,602	$–	$–	$45,913,602

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ICON Diversified Funds	Notes to Financial Statements
September 30, 2016

ICON Long/Short Fund

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$16,714,215	$–	$–	$16,714,215
Total	$16,714,215	$–	$–	$16,714,215

ICON Opportunities Fund
Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Common Stocks	$16,070,034	$–	$–	$16,070,034
Short-Term Investments	–	27,464	–	27,464
Total	$16,070,034	$27,464	$–	$16,097,498

ICON Risk-Managed Balanced Fund
Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Corporate Bonds	$–	$8,901,216	$–	$8,901,216
Convertible Corporate Bonds	–	415,500	–	415,500
U.S. Treasury Obligations	–	2,873,713	–	2,873,713
Collateralized Mortgage Obligations	–	3,565,138	–	3,565,138
Common Stocks	23,061,276	–	–	23,061,276
Preferred Stocks	810,289	–	–	810,289
Closed-End Mutual Funds	3,646,199	–	–	3,646,199
Exchange Traded Funds	769,588	–	–	769,588
Put Options Purchased	71,220	–	–	71,220
Collateral for Securities on Loan	–	426,194	–	426,194
Short-Term Investments	–	71,708	–	71,708
Total	$28,358,572	$16,253,469	$–	$44,612,041

*	Please refer to the Schedule of Investments and the Sector/Industry Classification and Credit Diversification tables for additional security details.

There were no Level 3 securities held in any of the Funds at September 30, 2016.

For the year ended September 30, 2016, there was no transfer activity between Level 1, Level 2 or Level 3.

The end of period timing recognition is used for transfers between levels of each Fund’s assets and liabilities.

Fund Share Valuation

Fund shares are sold and redeemed on a daily basis at net asset value. Net asset value per share is determined daily as of the close of trading on the NYSE on each day the NYSE is open for trading by dividing the total value of each Fund’s investments and other assets, less liabilities, by the number of Fund shares outstanding.

Annual Report | September 30, 2016	63

ICON Diversified Funds	Notes to Financial Statements
September 30, 2016

Foreign Currency Translation

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated daily into U.S. dollars at the prevailing rates of exchange. Income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Purchases and sales of securities are translated into U.S. dollars at the contractual currency exchange rates established at the time of each trade.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Net unrealized appreciation or depreciation on investments and foreign currency translations arise from changes in the value of assets and liabilities resulting from changes in the exchange rates and changes in market prices of securities held.

Options Transactions

The Funds’ use of derivatives for the year ended September 30, 2016 was limited to purchased and written options.

The Risk-Managed Balanced Fund’s primary investment strategy involves the use of options. Each of the other Funds may also purchase and/or write (sell) call and put options on any security in which it may invest. The Funds utilize options to hedge against changes in market conditions or to provide market exposure while trying to reduce transaction costs.

Option contracts involve market risk and liquidity risk and can be highly volatile. Should prices of securities or securities indexes move in an unexpected manner, the Funds may not achieve the desired benefits and may realize losses and thus be in a worse position than if such strategies had not been utilized.

When a Fund writes a put or call option, an amount equal to the premium received is included on the Statements of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option on an individual security is exercised, a gain or loss is realized for the sale of the underlying security, and the proceeds from the sale are increased by the premium originally received. If a written call option on a securities index is exercised, a gain or loss is realized as determined by the premium originally received, the exercise price and the market value of the index. If a written put option on an individual security is exercised, the cost of the security acquired is decreased by the premium originally received. As a writer of an option, a Fund bears the market risk of an unfavorable change in the price of the individual security or securities index underlying the written option. Additionally, written call options may involve the risk of limited gains.

Each Fund may also purchase put and call options. When a Fund purchases a put or call option, an amount equal to the premium paid is included on the Fund’s Statement of Assets and Liabilities as an investment, and is subsequently marked-to-market to reflect the current market value of the option. If an option expires on the stipulated expiration date or if the Fund enters into a closing purchase or sale transaction, a gain or loss is realized. If the Fund exercises a call option on an individual security, the cost of the security acquired is increased by the premium paid for the call. If the Fund exercises a put option on an individual security, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid. If the Fund exercises a put or a call option on a security index, a gain or loss is realized as determined by the premium originally paid, the exercise price and the market value of the index. Written and purchased options are non-income producing securities.

As of September 30, 2016, the Equity Income Fund engaged in purchased put option transactions and the Risk-Managed Balanced Fund engaged in written call and purchased put options transactions. All open option contracts are included on each Fund’s Schedule of Investments. The Risk-Managed Balanced Fund’s written options were collateralized by cash and/or securities held in a segregated account at the Fund’s custodian during the year. The securities pledged as collateral would be included on the Schedule of Investments if they were held at year end. Such collateral is restricted from the Fund’s use. The cash collateral held for the custodian and/or borrowings from the custodian if any, is included on the Statements of Assets and Liabilities.

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ICON Diversified Funds	Notes to Financial Statements
September 30, 2016

The number of options contracts written and the premiums received by the Risk-Managed Balanced Fund during the year ended September 30, 2016, were as follows:

	ICON Risk-Managed Balanced Fund
	Number of Contracts	Premiums Received
Options outstanding, beginning of year	–	$ –
Options written during year	(190)	(272,758)
Options closed during year	175	268,583
Options exercised during year	15	4,175

Options outstanding, end of year	–	$ –

The following is a summary of how these derivatives are treated in the financial statements and their impact on the Funds:

ICON Equity Income Fund	Asset Derivatives		Liability Derivatives
Risk Exposure	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value
Equity Contracts (Purchased Options)	Investments, at value	$54,000	N/A	N/A
Total		$54,000		$–

ICON Risk-Managed Balanced Fund	Asset Derivatives		Liability Derivatives
Risk Exposure	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value
Equity Contracts (Purchased Options)	Investments, at value	$71,220	N/A	N/A

Total		$71,220		$–

ICON Equity Income Fund Risk Exposure	Statements of Operations Location	Realized Gain/(Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation/ (Depreciation) on Derivatives Recognized in Income
Equity Contracts (Purchased Options)	Net realized gain/(loss) on investments/ Change in unrealized net appreciation/(depreciation) on investments and foreign currency	$(281,853)	$(200,882)

Total		$(281,853)	$(200,882)

ICON Risk-Managed Balanced Fund Risk Exposure	Statements of Operations Location	Realized Gain/(Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation/ (Depreciation) on Derivatives Recognized in Income
Equity Contracts (Purchased Options)	Net realized gain/(loss) on investments/ Change in unrealized net appreciation/(depreciation) on investments and foreign currency	$(672,809)	$(292,850)
Equity Contracts (Written Options)	Net realized gain/(loss) on written options/ Change in unrealized net appreciation/(depreciation) on written options	(146,066)	–

Total		$(818,875)	$(292,850)

Annual Report | September 30, 2016	65

ICON Diversified Funds	Notes to Financial Statements
September 30, 2016

The average purchased and written option contracts during the year ended September 30, 2016, was as follows:

ICON Equity Income Fund Derivative Type	Unit of Measurement	Average+

Purchased Options	Contracts	129++

ICON Risk-Managed Balanced Fund Derivative Type	Unit of Measurement	Average+

Purchased Options	Contracts	159++
Written Options	Contracts	28++

+	The average is calculated based on the actual number of days with outstanding derivatives.
++

During the year ended September 30, 2016, the Equity Income Fund had outstanding purchased option contracts for 192 days and the Risk-Managed Balanced Fund had outstanding purchased option contracts for the entire year and outstanding written option contracts for 257 days.

The Funds value derivatives at fair value, as described above, and recognize changes in fair value currently in the results of operations. Accordingly, the Funds do not follow hedge accounting, even for derivatives employed as economic hedges.

Short Sales

The Long/Short Fund may engage in short sales (selling securities it does not own) as part of its normal investment activities. The Long/Short Fund enters into short positions in equity securities identified as being overvalued in management’s opinion.

Short sales involve market risk. If a security sold short increases in price, the Long/Short Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. These short sales are collateralized by cash and/or securities held with the Fund’s prime broker and in a segregated account at the Fund’s prime broker. The collateral required is determined daily by reference to the market value of the short positions. Such collateral for the Fund is restricted from use. The cash collateral that is restricted from use is included on the Statements of Assets and Liabilities as “Deposits for short sales.” The securities pledged as collateral that are restricted from use are included on the Schedule of Investments. Dividends received on short sales are treated as an expense on the Statements of Operations. Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the Fund’s prime broker. As of and for the year ended September 30, 2016, the Long/Short Fund did not engage in short selling.

Securities Lending

Under procedures adopted by the Board, the Funds may lend securities to certain approved brokers, dealers and other financial institutions to earn additional income. Cash collateral is received in exchange for securities on loan in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked to market daily. The Funds retain certain benefits of owning the securities, including receipt of dividends or interest generated by the security, but give up other rights including the right to vote proxies. The Funds retain the ability to recall the loans at any time and could do so in order to vote proxies or to sell the loaned securities. Each loan is collateralized by cash that generally exceeds the value of the securities on loan. The market value of the loaned securities is determined daily at the close of business of the Funds and any additional required collateral is delivered to each Fund on the next business day.

Generally, in the event of borrower default, the Funds have the right to use the collateral to offset any losses incurred. In the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral, there may be a potential loss to the Funds. Some of these losses may be indemnified by the lending agent.

The Funds have elected to invest the cash collateral in the State Street Navigator Prime Portfolio which is disclosed on the Schedule of Investments. The Funds bear the risk of loss with respect to the investment of collateral. The net securities lending income earned by the Funds for the year ended September 30, 2016, is included in the Statements of Operations.

The value of the collateral could include collateral held for securities that were sold on or before September 30, 2016. It may also include collateral received from the pre-funding of security loans.

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ICON Diversified Funds	Notes to Financial Statements
September 30, 2016

The following table indicates the total amount of securities loaned by type, reconciled to gross liability payable upon return of the securities loaned by the Funds as of September 30, 2016:

	Remaining contractual maturity of the lending agreement
	Overnight & Continuous	Up to 30 days	30-90 days	Greater than 90 days	Market Value	Collateral Received	Excess amount due to counterparty

Securities Lending Transactions
ICON Bond Fund
Corporate Securities	$1,032,500	$–	$–	$–	$1,032,500	$1,055,000	$22,500
Equity Securities	33,171	–	–	–	33,171	37,875	4,704

Total					1,065,671	1,092,875	27,204
ICON Equity Income Fund
Equity Securities	5,888,869	–	–	–	5,888,869	5,989,261	100,392
ICON Risk-Managed Balanced Fund
Equity Securities	419,967	–	–	–	419,967	426,194	6,227

Income Taxes, Dividends, and Distributions

The Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code and, accordingly, the Funds will generally not be subject to federal and state income taxes or federal excise taxes to the extent that they intend to make sufficient distributions of net investment income and net realized capital gains.

Dividends paid by the Funds from net investment income and distributions of net realized short-term gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

Dividends and distributions to shareholders are recorded by the Funds on the ex-dividend/distribution date. The Bond Fund distributes net investment income, if any, to shareholders monthly. The Equity Income Fund and the Risk-Managed Balanced Fund intend to distribute net investment income, if any, to shareholders quarterly. The other Funds distribute income, if any, annually. The Funds distribute net realized capital gains, if any, to shareholders at least annually, if not offset by capital loss carryforwards. The Funds may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax periods and has concluded that no provision for federal income tax is required in the Funds’ financial statements.

The Funds file U.S. tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the past three years, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Certain foreign countries impose a capital gains tax which is accrued by the Funds based on the unrealized appreciation, if any, on affected securities. Any accrual would reduce a Fund’s NAV. The tax is paid when the gain is realized.

Investment Income

Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Interest income is accrued as earned. Certain dividends from foreign securities are recorded as soon as the Funds are informed of the dividend if such information is obtained subsequent to the ex-dividend date. Discounts and premiums on fixed income securities purchased are accreted or amortized to income over the life of the respective securities based on the effective yield. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statements of Operations.

Annual Report | September 30, 2016	67

ICON Diversified Funds	Notes to Financial Statements
September 30, 2016

Investment Transactions

Security transactions are accounted for no later than one business day after the trade date. However, for financial reporting purposes, security transactions are accounted for on the trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Withholding Tax

Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. The ability of issuers of debt securities held by the Funds to meet their obligations may be effected by economic and political developments in specific country or region.

Other

The Funds hold certain investments which pay dividends to their shareholders based upon available funds from operations. It is possible for these dividends to exceed the underlying investments’ taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. Distributions received from investments in securities that represent a return of capital or capital gains are recorded as a reduction of the cost of investments or as a realized gain, respectively.

Allocation of Expenses

Each class of a Fund’s shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, based upon relative net assets of each class. Expenses which cannot be directly attributed to a specific Fund in the Trust are apportioned between all Funds in the Trust based upon relative net assets. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class-specific expenses are allocated daily to each class of shares based upon the proportion of net assets.

Below are additional class level expenses that are included on the Statements of Operations:

Fund	Printing Fees	Transfer Agent Fees*	Registration Fees

ICON Bond Fund
Class S	$10,684	$63,315	$16,938
Class C	975	9,755	9,552
Class A	930	9,898	9,764
ICON Equity Income Fund
Class S	8,203	39,528	14,142
Class C	1,459	13,907	10,317
Class A	3,060	22,794	12,891
ICON Fund
Class S	6,924	25,867	11,932
Class C	2,926	36,736	10,888
Class A	1,509	15,770	10,424
ICON Long/Short Fund
Class S	2,517	20,995	10,957
Class C	1,504	14,967	11,020
Class A	2,144	19,094	12,999
ICON Risk-Managed Balanced Fund
Class S	6,039	47,498	12,384
Class C	3,156	23,606	12,878
Class A	2,059	14,969	13,560

*	Transfer agent out of pocket fees are a Fund level expense.

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees

ICON Advisers, Inc. (“ICON Advisers”) serves as investment adviser to the Funds and is responsible for managing the Funds’ portfolios of securities. ICON Advisers receives a monthly management fee that is computed daily at an annual rate of 0.60% of average daily net assets of the Bond Fund,

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ICON Diversified Funds	Notes to Financial Statements
September 30, 2016

0.75% of average daily net assets of the Equity Income Fund, ICON Fund, Opportunities Fund and Risk-Managed Balanced Fund, and 0.85% of average daily net assets of the Long/Short Fund.

ICON Advisers has contractually agreed to limit the Funds’ expenses (exclusive of brokerage, interest, taxes, dividends on short sales, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to ensure that the Funds’ expenses do not exceed the following amounts:

Fund	Fund	Class S	Class C	Class A

ICON Bond Fund	–	0.75%	1.60%	1.00%
ICON Equity Income Fund	–	1.20%	2.20%	1.45%
ICON Fund	–	1.25%	2.25%	1.50%
ICON Long/Short Fund	–	1.25%	2.30%	1.55%
ICON Opportunities Fund	1.50%	–	–	–
ICON Risk-Managed Balanced Fund	–	1.20%	2.20%	1.45%

The Funds’ expense limitations, excluding the Bond Fund Class A, all classes of the ICON Fund and the Opportunities Fund, will continue in effect until at least January 31, 2021. Limitations for the Bond Fund Class A, all classes of the ICON Fund and the Opportunities Fund will continue in effect until at least January 31, 2017. To the extent ICON Advisers reimburses or absorbs fees and expenses, it may seek payment of such amounts for up to three years after the expenses were reimbursed or absorbed. A Fund will make no such payment, however, if the total Fund operating expenses exceed the expense limits in effect at the time these payments are proposed.

As of September 30, 2016 the following amounts were available for recoupment by ICON Advisers based upon their potential expiration dates:

Fund	Expires 2017	Expires 2018	Expires 2019

ICON Bond Fund	$136,560	$180,067	$180,193
ICON Equity Income Fund	34,431	31,087	35,317
ICON Fund	5,855	6,855	28,516
ICON Long/Short Fund	46,283	50,987	80,331
ICON Opportunities Fund	22,580	8,824	3,029
ICON Risk-Managed Balanced Fund	27,233	61,973	44,620

Accounting, Custody and Transfer Agent Fees

Effective March 1, 2016, ALPS Fund Services (“ALPS”) serves as the fund accounting agent for the Funds. Prior to March 1, 2016, State Street Bank and Trust Company (“State Street”) served as the fund accounting agent for the Funds. For its services, the Trust pays ALPS a fee that is calculated daily and paid monthly at an annual rate based on the aggregate average daily net assets of the Trust.

State Street is the custodian of the Trust’s investments. For its services, the Trust pays State Street asset-based fees that vary according to the number of positions and transactions, plus out-of-pocket expenses.

Effective April 9, 2016, ALPS became the transfer agent for the Trust. For these services, the Trust pays an annual fee plus annual base fee per Fund, per account fees and out-of-pocket expenses. Prior to April 9, 2016, Boston Financial Data Services, Inc. was the Trust’s transfer agent.

Administrative Services

The Trust has entered into an administrative services agreement with ICON Advisers pursuant to which ICON Advisers oversees the administration of the Trust’s business and affairs. This agreement provides for an annual fee of 0.05% on the Trust’s first $1.5 billion of average daily net assets, 0.045% on the next $1.5 billion of average daily net assets, 0.040% on the next $2 billion of average daily net assets and 0.030% on average daily net assets over $5 billion. For the year ended September 30, 2016, each Fund’s payment for administrative services to ICON Advisers is included on the Statements of Operations. The administrative services agreement provides that ICON Advisers will not be liable for any error of judgment, mistake of law, or any loss suffered by the Trust in connection with matters to which the administrative services agreement relates, except for a loss resulting from willful misfeasance, bad faith or negligence by ICON Advisers in the performance of its duties.

Effective March 1, 2016, ICON Advisers has a sub-administration agreement with ALPS under which ALPS assists ICON Advisers with the administration and business affairs of the Trust. For its services, ICON Advisers pays ALPS a fee that is calculated daily and paid monthly at an annual rate based on the aggregate average daily net assets of the Trust. Prior to March 1, 2016, the sub-administration agreement was between ICON Advisers and State Street.

Annual Report | September 30, 2016	69

ICON Diversified Funds	Notes to Financial Statements
September 30, 2016

Distribution Fees

The Funds have adopted a non-compensatory Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (“12b-1 Plan”) under which the Funds are authorized to compensate the Funds’ distributor, ICON Distributors, Inc. (“IDI”) (an affiliate of the adviser) for the sale and distribution of shares and for other shareholder services. Under the 12b-1 Plan, the Distribution Plan provides for reimbursement of expenses incurred by IDI related to distribution and marketing. The Bond Fund Class C shareholders pay an annual distribution and service fee of 0.85% of average daily net assets and Class A shareholders pay an annual distribution and service fee of 0.25% of average daily net assets. The shareholders of the other Funds pay an annual distribution and service fee of 1.00% of average daily net assets for Class C shares and an annual distribution and service fee of 0.25% of average daily net assets for Class A shares. There is no annual distribution and service fee for Class S shares. The total amount paid under the 12b-1 plans by the Funds is shown on the Statements of Operations.

In addition, IDI, as Distributor, receives a contingent deferred sales charge at a rate of 1.00% of the purchase price for the sale of Class C shares within one year of purchase. For Class A shares, the public offering price equals net asset value plus the applicable sales charge, which is a maximum of 5.75% (4.75% for Class A shares of the ICON Bond Fund). IDI receives a portion of this sales charge and may redistribute it as dealer discounts and brokerage commissions to non-related parties.

Other Related Parties

Certain Officers and Directors of ICON Advisers are also Officers and Trustees of the Funds; however, such Officers and Trustees (with the exception of the Chief Compliance Officer, “CCO”) receive no compensation from the Funds. The Trust paid 95% of the CCO’s salary and the remaining portion, along with other employee related expenses, is paid by ICON Advisers. For the year ended September 30, 2016, the total related amounts paid by the Funds under this arrangement are included in Other Expenses on the Statements of Operations.

The Funds may reimburse ICON Advisers for legal work performed for the Funds by its attorneys outside of the advisory and administration contracts. The Board reviews and approves such reimbursements. For the year ended September 30, 2016, the total related amounts paid by the Funds under this arrangement was $4,806 and is included in Other Expenses on the Statements of Operations.

The Funds engaged in cross trades with each other during the year ended September 30, 2016 pursuant to Rule 17a-7 under the 1940 Act. Generally, cross trading is the buying or selling of portfolio securities between funds to which the Adviser serves as the investment adviser. The Board of Trustees previously adopted procedures that apply to transactions between the Funds and its affiliates pursuant to Rule 17a-7. At its regularly scheduled meetings, the Board of Trustees reviews such transactions as of the most current calendar quarter for compliance with the requirements set forth by Rule 17a-7 and the Funds’ procedures. The procedures require that the transactions be a purchase or sale for no consideration other than cash payment against prompt delivery of a security for which market quotations are readily available, and be consistent with the investment policies of each Fund.

4. BORROWINGS

The Trust has entered into a uncommitted, unsecured, revolving Line of Credit agreement/arrangement with State Street to provide temporary funding for redemption requests. Effective March 21, 2016, the maximum borrowing limit was changed from $75 million to $50 million. Interest on domestic borrowings is charged at a rate quoted and determined by State Street. The Line of Credit agreement/arrangement expires on March 20, 2017.

As of September 30, 2016, the ICON Fund and the Long/Short Fund had outstanding borrowings in the amount of $431,277 and $498,627, respectively.

For the year ended September 30, 2016, the average outstanding loan by Fund was as follows:

Fund	Average Borrowing (10/01/15 - 9/30/16)^	Average Interest Rates (10/1/15 - 9/30/16)^

ICON Bond Fund*	$1,201,046	1.38%
ICON Equity Income Fund*	429,200	1.70%
ICON Fund	558,003	1.64%
ICON Long/Short Fund	629,367	1.64%
ICON Opportunities Fund*	100,612	1.67%
ICON Risk-Managed Balanced Fund*	919,209	1.72%

*	There were no outstanding borrowings under this agreement/arrangement as of September 30, 2016.
^	The average is calculated based on the actual number of days with outstanding borrowings.

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ICON Diversified Funds	Notes to Financial Statements
September 30, 2016

5. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the year ended September 30, 2016, the aggregate cost of purchases and proceeds from sales of investment securities (excluding securities sold short, short-term securities and written options contracts) was as follows:

Fund	Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long Term U.S. Government Obligations	Proceeds from Sales of Long Term U.S. Government Obligations

ICON Bond Fund	$111,565,515	$ 114,417,196	$ 2,956,094	$ 4,805,127
ICON Equity Income Fund	90,748,139	71,956,202	–	–
ICON Fund	14,991,678	23,251,853	–	–
ICON Long/Short Fund	4,378,720	20,066,737	–	–
ICON Opportunities Fund	14,498,227	10,409,779	–	–
ICON Risk-Managed Balanced Fund	49,670,512	53,618,359	2,573,250	2,731,490

6. FEDERAL INCOME TAX

The following information is presented on an income tax basis. Differences between GAAP and federal income tax purposes that are permanent in nature are reclassified within the capital accounts. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds. These differences are primarily due to differing treatments for items such as deferrals of wash sale losses, foreign currency transactions, partnership adjustments, net investment losses, and the treatment of TIPS, trust preferred securities, and paydowns.

For the year ended September 30, 2016, the following Funds had capital loss carryforwards:

Fund	Expiring in 2017	Expiring in 2018

ICON Equity Income Fund	$–	$19,024,268
ICON Fund	–	17,897,797
ICON Long/Short Fund	33,675,749	19,325,857
ICON Risk-Managed Balanced Fund	–	12,982,796

Future capital loss carryforward utilization in any given year may be limited if there are substantial shareholder redemptions or contributions. During the year ended September 30, 2016, the following Funds utilized capital loss carryforwards:

Fund	Amount

ICON Equity Income Fund	$ 701,417
ICON Risk-Managed Balanced Fund	237,622

The capital losses with no expiration were as follows:

Fund	Short-Term	Long-Term

ICON Bond Fund	$ 778,218	$ 1,152,209
ICON Fund	1,433,750	–
ICON Long/Short Fund	1,444,669	–

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”) capital losses generated by a Fund may be carried over indefinitely, but these losses must be used prior to the utilization of any pre-enactment capital losses. Since pre-enactment capital losses may only be carried forward for eight years there may be a greater likelihood that all or a portion of each Fund’s pre-enactment capital losses will expire unused.

The tax characteristics of distributions paid to shareholders during the fiscal year ended September 30, 2016, were as follows:

Fund	Ordinary Income	Long-Term Capital Gains

ICON Bond Fund	$2,950,335	$–
ICON Equity Income Fund	1,921,339	–
ICON Opportunities Fund	–	10,170
ICON Risk-Managed Balanced Fund	453,746	–

Annual Report | September 30, 2016	71

ICON Diversified Funds	Notes to Financial Statements
September 30, 2016

The tax characteristics of distributions paid to shareholders during the fiscal year ended September 30, 2015, were as follows:

Fund	Ordinary Income	Long-Term Capital Gains	Return of Capital

ICON Bond Fund	$4,946,691	$1,246,377	$319,369
ICON Equity Income Fund	1,340,637	–	–
ICON Opportunities Fund	126,909	60,583	–
ICON Risk-Managed Balanced Fund	321,451	–	–

As of September 30, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Capital Gains	Late Year Loss Deferral*	Capital Loss Carryforward and Other Losses	Unrealized Appreciation/ (Depreciation)**	Total Accumulated Earnings/ (Deficit)

ICON Bond Fund	$158,476	$–	$(554,807)	$(1,965,486)	$1,189,707	$(1,172,110)
ICON Equity Income Fund	35,661	–	(1,876,410)	(19,028,011)	1,834,525	(19,034,235)
ICON Fund	–	–	(1,328,436)	(19,331,547)	1,621,822	(19,038,161)
ICON Long/Short Fund	–	–	(667,891)	(54,446,275)	515,242	(54,598,924)
ICON Opportunities Fund	–	221,529	(30,697)	–	860,986	1,051,818
ICON Risk-Managed Balanced Fund	69,429	–	(411,465)	(12,983,989)	713,150	(12,612,875)

*	The Funds have elected to defer certain qualified late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year.
**	Differences between the book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to tax deferral of losses on wash sales.

As of September 30, 2016, cost on investments for federal income tax purposes and the amount of net unrealized appreciation/(depreciation) were as follows:

Fund	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Appreciation of Foreign Currency and Derivatives	Net Unrealized Appreciation	Cost of Investments for Income Tax Purposes

ICON Bond Fund	$1,478,937	$(289,230)	$–	$1,189,707	$86,533,237
ICON Equity Income Fund	3,305,238	(1,671,634)	200,921	1,834,525	68,670,600
ICON Fund	4,320,515	(2,698,693)	–	1,621,822	44,291,780
ICON Long/Short Fund	1,618,545	(1,103,303)	–	515,242	16,198,973
ICON Opportunities Fund	1,579,860	(718,874)	–	860,986	15,236,512
ICON Risk-Managed Balanced Fund	2,122,188	(1,737,345)	328,307	713,150	43,898,891
7. SUBSEQUENT EVENTS

On October 14, 2016, the State Street Navigator Prime Portfolio, the collateral vehicle for securities lending, became the State Street Navigator Securities Lending Government Money Market Portfolio (“Government Money Market Portfolio”). The Government Money Market Portfolio will seek: (i) current income to the extent consistent with the preservation of capital and liquidity; and (ii) the maintenance of a stable $1.00 per share net asset value.

In addition to the current expense waiver through 1/31/2021, on November 14, 2016, ICON Advisers contractually agreed to limit the total expenses of the ICON Equity Income Fund for one year (excluding interest, taxes, brokerage, acquired fund fees and expenses and extraordinary expenses) to an annual rate for Class A of 1.24%, an annual rate for Class C of 1.99%, and an annual rate of 0.99% for Class S. This expense limitation may revert back to the current limits any time after January 31, 2018 upon 30 days’ written notice of termination to the Fund’s Board of Trustees. The new expense limitation will become effective with the filing of the annual registration statement in January 2017.

8. CHANGE OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of the Funds dismissed PricewaterhouseCoopers LLP (“PwC”), as the independent registered public accounting firm of the Funds and appointed Cohen & Company, Ltd. (“Cohen”) effective July 27, 2016.

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ICON Diversified Funds	Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

ICON Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of ICON Bond Fund, ICON Equity Income Fund, ICON Fund, ICON Long/Short Fund, ICON Opportunities Fund, and ICON Risk-Managed Balanced Fund (the “Funds”, each a series of ICON Funds) as of September 30, 2016, and the related statements of operations and changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The Funds’ financial statements and financial highlights for the years ended September 30, 2015 and prior, were audited by other auditors, whose report dated November 18, 2015 expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2016, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2016, the results of their operations, the changes in their net assets, and their financial highlights for year then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN & COMPANY, LTD.

Cleveland, Ohio

November 23, 2016

Annual Report | September 30, 2016	73

ICON Diversified Funds	Disclosure of Fund Expenses
September 30, 2016 (Unaudited)

Example

As a shareholder of a Fund you may pay two types of fees: transaction fees and fund-related fees. Certain funds charge transaction fees, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees. Funds also incur various ongoing expenses, including management fees, distribution and/or service fees, and other fund expenses, which are indirectly paid by shareholders.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the various ICON Funds and to compare these costs with the ongoing costs of investing in other mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the six-month period (4/01/16 – 9/30/16).

Actual Expenses

The first line in the table for each Fund provides information about actual account values and actual expenses. The Example includes, but is not limited to, management fees, 12b-1 fees, fund accounting, custody and transfer agent fees. However, the Example does not include client specific fees, such as the $15 fee charged to IRA accounts, or the $15 fee charged for wire redemptions. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table for each Fund provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees that may be charged by other funds. Therefore, this information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value April 1, 2016	Ending Account Value September 30, 2016	Expense Ratio(a)	Expenses Paid During period April 1, 2016 - September 30, 2016(b)

ICON Bond Fund
Class S
Actual	$ 1,000.00	$ 1,049.70	0.75%	$ 3.84
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,021.25	0.75%	$ 3.79
Class C
Actual	$ 1,000.00	$ 1,044.70	1.61%	$ 8.23
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,016.95	1.61%	$ 8.12
Class A
Actual	$ 1,000.00	$ 1,048.70	1.00%	$ 5.12
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,020.00	1.00%	$ 5.05

ICON Equity Income Fund
Class S
Actual	$ 1,000.00	$ 1,056.70	1.20%	$ 6.17
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,019.00	1.20%	$ 6.06
Class C
Actual	$ 1,000.00	$ 1,051.50	2.20%	$ 11.28
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,014.00	2.20%	$ 11.08
Class A
Actual	$ 1,000.00	$ 1,055.50	1.45%	$ 7.45
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,017.75	1.45%	$ 7.31

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ICON Diversified Funds	Disclosure of Fund Expenses
September 30, 2016 (Unaudited)

	Beginning Account Value April 1, 2016	Ending Account Value September 30, 2016	Expense Ratio(a)	Expenses Paid During period April 1, 2016 - September 30, 2016(b)

ICON Fund
Class S
Actual	$ 1,000.00	$ 1,043.00	1.09%	$ 5.57
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,019.55	1.09%	$ 5.50
Class C
Actual	$ 1,000.00	$ 1,036.60	2.27%	$ 11.56
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,013.65	2.27%	$ 11.43
Class A
Actual	$ 1,000.00	$ 1,040.70	1.52%	$ 7.75
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,017.40	1.52%	$ 7.67

ICON Long/Short Fund
Class S
Actual	$ 1,000.00	$ 1,040.60	1.26%	$ 6.43
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,018.70	1.26%	$ 6.36
Class C
Actual	$ 1,000.00	$ 1,035.40	2.31%	$ 11.75
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,013.45	2.31%	$ 11.63
Class A
Actual	$ 1,000.00	$ 1,039.50	1.56%	$ 7.95
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,017.20	1.56%	$ 7.87

ICON Opportunities Fund
Actual	$ 1,000.00	$ 1,129.50	1.51%	$ 8.04
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,017.45	1.51%	$ 7.62

ICON Risk-Managed Balanced Fund
Class S
Actual	$ 1,000.00	$ 1,023.40	1.20%	$ 6.07
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,019.00	1.20%	$ 6.06
Class C
Actual	$ 1,000.00	$ 1,019.00	2.20%	$ 11.10
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,014.00	2.20%	$ 11.08
Class A
Actual	$ 1,000.00	$ 1,022.80	1.45%	$ 7.33
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,017.75	1.45%	$ 7.31

(a)	The Fund’s expense ratios have been annualized based on the Fund’s most recent fiscal half-year expenses.
(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year 183/366 (to reflect the half-year period).

Total returns exclude applicable sales charges. If sales charges were included (maximum 5.75%), returns would be lower.

Annual Report | September 30, 2016	75

ICON Diversified Funds	Board of Trustees and Fund Officers
September 30, 2016 (Unaudited)

The ICON Funds Board of Trustees (the “Board”) consists of four Trustees who oversee the 17 ICON Funds (the “Funds”). The Board is responsible for general oversight of the Funds’ business and for assuring that the Funds are managed in the best interest of the Funds’ shareholders. The Trustees, and their ages, and principal occupations are set forth below. The address of the Trustees is 5299 DTC Blvd., Suite 1200, Greenwood Village, CO 80111. Trustees have no official term of office and generally serve until they resign or are not re-elected.

Interested Trustee

Craig T. Callahan, 65, Chairman of the Board. Dr. Callahan has been a Trustee of the Funds since their inception. Dr. Callahan also serves as Chief Executive Officer (2013 to present); and Chairman of the Investment Committee (2005 to present) and served as the Chief Investment Officer (1991 to 2004) and President (2008 to 2013 and 2014 to present) of ICON Advisers. Dr. Callahan is also Executive Vice President (2005 to present); Director (1991 to present); and was previously President (1998 to 2005) and Chief Compliance Officer (2005) of IDI. Dr. Callahan also serves as the President (1998 to present) and Chairman of the Board of Directors (1994 to present) of ICON Management & Research Corporation (“IM&R”), the parent company of ICON Advisers and IDI.

Independent Trustees

Glen F. Bergert, 66, Mr. Bergert has been a Trustee of the Funds since 1999. Mr. Bergert is President of Venture Capital Management LLC (1997 to present), General Partner of SOGNO Partners LP, a venture capital company (2001 to 2015), General Partner of Bergert Properties, LLP, a real estate holding company (1997 to present), General Partner of Pyramid Real Estate Partnership, a real estate development company (1998 to present), General Partner of Chamois Partners, LP, a venture capital company (2004 to present) and was previously a General Partner with KPMG Peat Marwick, LLP (1979 to 1997). Mr. Bergert is also a Director of Delta Dental of California, an insurance company (2013 to present and 2006 to 2012), Delta Dental of Pennsylvania, an insurance company (1998 to 2009 and 2010 to present), Dentegra Group, Inc, an insurance holding company (2010 to 2014) and Delta Reinsurance Corporation (2015 to present; 2011 to 2014 and 2000 to 2009).

John C. Pomeroy, Jr., 69. Mr. Pomeroy has been a Trustee of the Funds since November 2002. Mr. Pomeroy is Chief Investment Officer and Director of Investments, Pennsylvania State University (2001 to present) and was Portfolio Manager and Product Manager, Trinity Investment Management Corporation (1989 to 2001).

R. Michael Sentel, 68. Mr. Sentel has been a Trustee of the Funds since their inception. Mr. Sentel is a Senior Attorney with the U.S. Department of Education (1996 to present). Mr. Sentel also provides legal representation as a sole practitioner with an emphasis on corporate and transactional law. He served as general counsel to numerous public companies and served on the board of directors of one of these clients. Mr. Sentel began his legal career with the U.S. Securities and Exchange Commission’s Division of Enforcement and served as a Branch Chief (1980 to 1981). Later he served as the Section Chief for the Professional Liability Section of the Federal Deposit Insurance Corp. with responsibility for the Rocky Mountain Region (1991 to 1994).

The Officers of the Funds are:

Craig T. Callahan, 65, Chairman of the Board. Dr. Callahan has been a Trustee of the Funds since their inception. Dr. Callahan also serves as Chief Executive Officer (2013 to present); President (1998 to 2013 and 2014 to present) and Chairman of the Investment Committee (2005 to present) and served as the Chief Investment Officer (1991 to 2004) of ICON Advisers. Dr. Callahan is also Executive Vice President (2005 to present); Director (1991 to present); and was previously President (1998 to 2005) and Chief Compliance Officer (2005) of IDI. Dr. Callahan also serves as the President (1998 to present) and Chairman of the Board of Directors (1994 to present) of IM&R, the parent company of ICON Advisers and IDI.

Donald Salcito, 63. Mr. Salcito serves as Vice President and Secretary of the Funds (November 15, 2006 to present). Mr. Salcito is also Executive Vice President and General Counsel (September 2005 to present) of ICON Advisers; Director of IM&R (2005 to present); Executive Vice President, Secretary, General Counsel of IDI (2005 to present). Previously, he was a Partner in various national law firms, practicing in the securities law area. (1980 to 2005).

Carrie M. Schoffman, 43. Ms. Schoffman has been a Vice President and Principal Financial Officer/Treasurer of the Funds since June 2013. Ms. Schoffman is also Chief Compliance Officer (2013 to present and 2004 to 2008) and Anti-Money Laundering Officer (2013 to present) of the ICON Funds. She is Senior Vice President (2011 to present) and Chief Compliance Officer (2013 to present and 2004 to 2011) of ICON Advisers. Previously, she was a Staff Accountant with the Securities and Exchange Commission (2003 to 2004) and also an Experienced Manager (2001 to 2003) and a Senior Associate/Associate (1996 to 2001) at PricewaterhouseCoopers LLP.

Lesley Caviness, 50. Ms. Caviness serves as Assistant Treasurer of the Funds (2014 to present). She has worked at ICON (2007 to 2008 and 2010 to present) in fund accounting, compliance, business intelligence and performance capacities. Prior to working at ICON, Ms. Caviness was a Real Estate Broker at Seasons Real Estate Group (2008 to 2012) and Signature Real Estate (2014 to present), Finance Manager at Navigant (2000 to 2007), and Associate/Senior Associate (1996 to 2000) at PricewaterhouseCoopers LLP.

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ICON Diversified Funds	Additional Information
September 30, 2016 (Unaudited)

Renewal of Investment Advisory Agreement

On August 22, 2016, the Board of Trustees, including all of the Trustees that are not “interested persons” of the Trust (the “Independent Trustees”), approved continuation of the Advisory Agreements (as defined below) with the Adviser for each Fund for an additional one-year term commencing October 1, 2016.

In determining to renew the investment advisory agreements between ICON Funds (the “Trust”) and ICON Advisers, Inc. (“ICON” or the “Adviser”) the Trustees requested, were provided with and reviewed data with respect to the Adviser, its personnel, and the services provided and to be provided to each Fund by the Adviser under the Trust’s Investment Advisory Agreement dated October 9, 1996, as amended (related to the Sector Funds, the International Funds and ICON Fund) and under the Trust’s Investment Advisory Agreement dated July 9, 2002 and effective October 1, 2002, as amended (related to the U.S. Diversified Funds — Bond, Risk-Managed Balanced, Equity Income, Opportunities and Long/Short Funds) (collectively, the “Advisory Agreements”).

The Trustees agreed that consideration of the Advisory Agreements should also include consideration of other agreements between the Adviser and the Trust that impact provisions of the Advisory Agreements, including expense limitation agreements as amended effective April 11, 2016. The Trustees were provided with and reviewed data with respect to the Adviser, its personnel, and the services provided and to be provided to each Fund by the Adviser under the Trust’s Advisory Agreements, Administrative Services Agreement and Expense Limitation Agreement and the Distribution Agreement with ICON Distributors, Inc. (“IDI”). The data included information concerning advisory, distribution and administrative services provided to the Funds by ICON and its related companies; information concerning other businesses of those companies; and comparative data obtained from Strategic Insight (“SI”) related to Fund performance and Fund expenses (the “SI Report”).

The Board convened a meeting with SI on August 10, 2016 to discuss the SI Report and the information contained within the SI Report. Kevin Shine, Senior Managing Director, U.S. Research & Advisory of SI, Alana Burke, Vice President, Corporate Accounts and Joe Frelix, project manager on the15(c) report, discussed the findings of the SI Report with the Independent Trustees. Management personnel participated in the SI meeting convened to discuss the data for and with the Board. At the meeting, SI discussed its methodology, peer selection and the difficulty with some sector funds, expenses and fees, and performance relative to the respective Fund’s peers. SI also discussed the Funds size and how a respective Fund’s size would affect economies of scale, in particular, operating expenses. In addition, the Trustees asked SI for a Mutual Fund Administration Analysis (the “SI Admin Analysis”). Mr. Shine walked the Trustees through the SI Admin Analysis.

Also included in the 15(c) discussion was a briefing on factors affecting the ICON investment model; expenses and expense ratios of each Fund and other ICON managed products; relative performance of each Fund; status of expense reimbursements to the Funds by the Adviser; sales and marketing initiatives; specific business factors affecting IDI; the work load on ICON as adviser and administrator to the Funds; current profitability of ICON; staffing levels and staff morale.

The Independent Trustees were represented by independent legal counsel in this process. In August 2016, after participating in the meeting with SI and management, the Independent Trustees met separately as a group in private sessions with their independent legal counsel to review and discuss the foregoing information. Based on these discussions, independent legal counsel and/or the Lead Independent Trustee also contacted management to request additional information from SI. The Board received materials from independent legal counsel discussing the legal standards applicable to their consideration of the ICON-Trust agreements.

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed information relating to ICON’s operations and personnel. Among other things, the Adviser provided biographical information on its professional staff and descriptions of its organizational and management structure. In the course of their deliberations the Board evaluated, among other things, information relating to the investment philosophy, strategies and techniques used in managing each Fund, the qualifications and experience of ICON’s investment personnel, ICON’s compliance programs, ICON’s brokerage practices, including the extent to which the Adviser obtains research through “soft dollar” arrangements with the Funds’ brokerage, compliance reports on the foregoing, and the financial and non-financial resources available to provide services required under the Advisory Agreement.

During the discussion, the SI Report and the SI Admin Analysis were discussed and management personnel showed performance for each Fund and discussed the factors affecting performance. The Board inquired from SI whether there was any correlation between fund expenses and performance, and SI saw no direct correlation with the ICON Funds other than the obvious observation that higher expenses reduce performance.

During the discussion on performance, management personnel noted that 2015 was very difficult for active managers. Unlike indexes, ICON is an active manager that is willing to look different from an index.

Management elaborated further on performance. For the one year ended May 31, 2014, only three of ICON’s funds beat their respective benchmarks: Consumer Staples, Information Technology, and Long/Short. For the one year ended June 30, 2016, four of the ICON funds beat their respective benchmarks: Emerging Markets, International Equity, Information Technology, and Utilities. However, on a one year basis, eight are in

Annual Report | September 30, 2016	77

ICON Diversified Funds	Additional Information
September 30, 2016 (Unaudited)

the top third of their peer groups of which six of those eight are in the top quartile. The low point in the S & P 1500 Index was February 11, 2016. Since February 11 until July, 2016, ICON performed better than the indexes, as seven of the 12 domestic equity funds beat their respective indexes. Also during that same time period, the equity portion of the ICON Equity Income Fund beat the S&P 1500 Index. Five of the nine ICON Sector Funds beat their index for that same period.

Management noted that Advisers’ performance relative to other valuation managers as judged by the AthenaInvest system is above the medium. SI also noted that from a performance point of view, the Funds in the SI Report are compared using the Morningstar data, and there is no Morningstar category for “all cap” funds, but all ICON Funds are improving.

The Board addressed style consistency with the Adviser. Management advised that, based on the Adviser’s own analysis, and with the restructuring of the Adviser, the Adviser has continued an additional level of review on the Portfolio Managers (“PMs”) to make sure they are adhering to the ICON System; the Senior Vice President of Fund Management has been systematically tracking the Funds’ performance; he evaluates each of the ICON Funds to help ensure all PMs are investing consistently and in accordance with the ICON System by evaluating the Funds from an attribution perspective in monthly meetings.

In connection with reviewing data bearing upon the nature, quality, and extent of services furnished by ICON to each Fund, the Board assessed data concerning ICON’s staffing, systems and facilities. The Board also assessed ICON’s non-Trust business to see if there are any initiatives that would dilute service to the Trust. The Board concluded:

A.

That the breadth and the quality of investment advisory and other services being provided to each Fund is satisfactory, as evidenced in part by efforts to address and improve the performance record of each Fund when compared with the performance records of a peer group of comparable funds and markets in general;

B.

That the breadth and the quality of investment advisory and other services being provided to each Fund are satisfactory, the Adviser’s performance is competitive with other fund managers in the value style group, and the Adviser has applied a disciplined approach in the style specified in the Funds’ offering document;

C.

That ICON has made significant expenditures in the past year and in prior years to ensure that it has reasonably sophisticated systems and the highly trained personnel necessary for it to be able to continue to provide quality service to the Funds’ shareholders, including the dedication of substantial resources to ICON’s investment and methodology;

D.

That the Board, after considering compliance reports and compliance initiatives undertaken during the year and conducting individual interviews with selected PMs, is satisfied with the research and portfolio management, that research and portfolio management is being constantly evaluated and improved upon; and that the PMs are evaluating trading services systematically, the Board concluded that the Adviser is providing the Funds with professional management of the nature, quality and scope required by the Funds; and

E.

The risks assumed by ICON in providing investment advisory services to each Fund, including the capital commitments which have been made in the past and which continue to be made by ICON to ensure the continuation of the highest quality of service to the Trust, is made with the recognition that shareholders may redeem their shares at any time without notice and the Trust’s advisory relationship with ICON may be terminated at any time and must be renewed on an annual basis.

In considering the reasonableness of the fees paid to the Adviser for managing each Fund, the Board reviewed, among other things, data concerning other funds from the SI Report, financial statements of the Adviser and an analysis of the profitability of the Adviser, and its affiliates, and their relationship with each Fund over various time periods, and the SI Admin Analysis. Such analysis identified all revenues and other benefits received by the Adviser and its affiliates from managing each Fund, the costs associated with providing such services and the resulting profitability to the Adviser and its affiliates and a comparison of similar data from reports filed by publicly traded firms.

The Board assessed actual (net) fees for advisory services and Fund expense ratios under the contractual relationship (the Advisory agreements, the Administration Agreement and the Expense Limitation Agreements) with the Adviser as opposed to the fees specified in the applicable Advisory Agreement and expense ratios without application of the expense limitations and the low cost of the Administration Agreement and concluded that the focus should be on actual expense ratios after application of the Expense Limitation Agreements.

The Board considered the current and anticipated asset levels of each Fund and the contractual commitments of the Adviser to waive fees and pay expenses of the Funds from time to time to limit the total expenses of the Funds. The Board also considered the Adviser’s contractual commitment regarding administration and the fact it would continue to lose money on administration. In this regard the Board discussed asset levels in each Fund covered by the Advisory Agreements. ICON’s ability to provide the services called for under the Advisory Agreements was assessed in light of current and projected asset levels. Fund expenses and expense ratios were also assessed in light of current and projected asset levels. The Board concluded that the Adviser has the resources necessary to provide the services called for under the Advisory Agreements; that profitability to the

78	www.iconfunds.com

ICON Diversified Funds	Additional Information
September 30, 2016 (Unaudited)

Adviser and its affiliates from their relationship with the Funds, and services provided to the Funds, is not excessive; and that the Adviser is not realizing material benefits from economies of scale that would warrant adjustments to the fees for any Fund at this time. The Board of Trustees concluded that, in light of the nature, extent and quality of the services provided by the Adviser and the levels of profitability associated with providing these services, the fees charged by the Adviser under the Advisory Agreements to each Fund are reasonable.

In connection with assessing data bearing on the fairness of fee arrangements, the Board considered the SI Report and the SI Admin Analysis. It was noted that SI was selected at the May Board meeting to prepare its reports, an extensive analysis of the expense data of other comparable funds; and that Trustee input was solicited and provided in the process. Among other information discussed, it was noted that:

A.

the advisory fee structures of the Funds are within the range of funds considered in the comparison with advisory fees and expense ratios of other similarly managed funds as set forth in the comparative data;

B.	ICON has contractually agreed to impose expense limitations on each and every Fund at a cost to ICON;

C.	ICON has contractually committed to break points in its fees so that economies of scale could be realized as a Fund grows in assets, for the benefit of Fund shareholders;

D.

ICON has contractually committed to providing Administration services to the Funds at a cost below the average to its peer group, and within the mutual fund universe of open-end fund managers with less than $10 billion in assets under management, at less than 50% of the fee of those funds, at a loss to ICON.

The Board also considered the fees charged by the Adviser to other advisory clients as outlined in its Registration Application on Form ADV in connection with assessing data bearing on the fairness of fee arrangements. The Trustees noted that certain ICON institutional/sub-advised type accounts have lower fees than the fees paid by the Funds for a number of reasons, including but not limited to, those clients call for different commitments of time, institutional clients have low and predictable turnover of assets, in competition joint costs are apportioned among paying customers according to elasticity of demand and the Adviser has a limited level of responsibility in sub-managed accounts, or accounts with an investor agent/advisor.

The Board noted that the Funds’ redemptions were similar to industry averages which showed two things: 1) that the Funds’ Performance was not adversely impacting fund redemptions, and 2) that the fees and costs were competitive when compared to size. The Board noted that there are thousands of mutual funds competing; that investors can search and trade funds on the internet or on platforms at very little or no cost; and that if the Adviser were overcharging for its services, the Board would have expected redemptions in excess of industry norms.

The Board concluded that the Adviser is providing the Funds with professional management at a fair, reasonable and competitive price.

In connection with assessing the direct and indirect benefits to ICON from serving as the Funds’ adviser, the Board discussed services provided under the Distribution Agreement and the Administrative Services Agreement which are in addition to services under the Advisory Agreements. It was noted that IDI does not charge a fee to the Funds for its services and that ICON’s fee for administrative services ICON appears from the SI Admin Analysis to be below the average to its peer group, and within the mutual fund universe of open-end fund managers with less than $10 billion in assets under management, at less than 50% of the fee of those funds, at a loss to ICON. The Board noted that ICON receives research assistance (primarily in the form of data) from the use of soft dollars generated from Fund portfolio transactions; that such research assists ICON in providing quality advisory services; that Trust and Adviser compliance personnel continuously evaluate and report on the soft-dollar arrangements and related costs; and the Board concluded that the arrangements are consistent with Fund brokerage practices and benefit the Funds and their shareholders.

Based on these considerations, the Board, including all of the Independent Trustees, concluded that: 1) the continuation of the Advisory Agreements was in the best interests of each Fund and its shareholders, 2) the services to be performed under the Advisory Agreements were required for the operation of the Funds, 3) the advisory services were satisfactory to the Funds in the past, and 4) the fees for the advisory services and other benefits from the relationship with the Trust received by ICON, and its affiliates, were consistent with fees paid by similar funds and other clients of ICON, and were reasonable in light of the comparative data, and within the range of what would have been negotiated at arm’s length in light of all the circumstances.

Annual Report | September 30, 2016	79

ICON Diversified Funds	Additional Information
September 30, 2016 (Unaudited)

Supplemental Tax Information

Pursuant to Section 852(b)(3) of the Internal Revenue Code the following Fund designates the amount listed below as long-term capital gain dividends:

Opportunities Fund	$10,170

The following Funds designate the percentages listed below of the income dividends distributed in 2015 as qualified dividend income (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code:

Bond Fund	3.03%
Equity Income Fund	84.84%
Risk-Managed Balanced Fund	90.87%

The following Funds designate the percentages listed below of the income dividends distributed in 2015 as qualifying for the corporate dividends received deduction (DRD) as defined in Section 854(b)(2) of the Internal Revenue Code:

ICON Equity Income Fund	74.17%
ICON Risk-Managed Balanced Fund	81.70%

Portfolio Holdings

Information related to the 10 largest portfolio holdings of each Fund is made available at www.iconfunds.com within approximately 10 business days after month-end. Additionally, a complete list of each Fund’s holdings is made available approximately 30 days after month-end. Each ICON Fund also files a complete schedule of portfolio holdings for the first and third quarters of its fiscal year with the Securities and Exchange Commission (the “Commission”) on Form N-Q. The ICON Funds’ Forms N-Q are available at www.sec.gov or may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting

A summarized description of the policies and procedures the ICON Funds use to vote proxies is available free of charge at www.iconfunds.com or by calling 1-800-764-0442.

Information about how the ICON Funds voted proxies related to each Fund’s portfolio securities during the 12-month period ended June 30 is available free of charge at www.iconfunds.com or on the Commission’s website at www.sec.gov.

For More Information

This report is for the general information of the Funds’ shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. You may obtain a copy of the prospectus, which contains information about the investment objectives, risks, charges, expenses, and share classes of each ICON Fund, by visiting www.iconfunds.com or by calling 1-800-764-0442. Please read the prospectus carefully before investing.

ICON Distributors, Inc., Distributor.

80	www.iconfunds.com

ICON Diversified Funds	Privacy Policy
September 30, 2016 (Unaudited)

FACTS	WHAT DOES ICON DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information.
Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances • income and transaction history • checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons ICON chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does ICON share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-764-0442 for the ICON Funds and 1-800-828-4881 for ICON Advisers, Inc. and ICON Distributors, Inc.

Annual Report | September 30, 2016	81

ICON Diversified Funds	Privacy Policy
September 30, 2016 (Unaudited)

Who We Are
Who is providing this notice?	ICON Funds, ICON Advisers, Inc., and ICON Distributors, Inc. (collectively “ICON”)
What We Do
How does ICON protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Contracts with our service providers require them to restrict access to your non-public personal information, and to maintain physical, electronic and procedural safeguards against unintended disclosure.

How does ICON collect my personal information?

We collect your personal information, for example, when you

•      open an account or enter into an investment advisory contract

•      provide account information or give us your contact information

•      make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•      sharing for affiliates’ everyday business purposes — information about your creditworthiness

•      affiliates from using your information to market to you

•      sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•      Our affiliates include financial companies such as ICON Funds, ICON Advisers, Inc., and ICON Distributors, Inc.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

•      Nonaffiliates we share with can include financial companies such as custodians, transfer agents, registered representatives, financial advisers and nonfinancial companies such as fulfillment, proxy voting, and class action service providers

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • ICON doesn’t jointly market

82	www.iconfunds.com

Page Intentionally Left Blank

For more information about the ICON Funds, contact us:

By Telephone	1-800-764-0442
By E-Mail	info@iconadvisers.com
By Mail	ICON Funds | P.O. Box 1920 | Denver, CO 80201
In Person	ICON Funds | 5299 DTC Boulevard, 12th Floor
Greenwood Village, CO 80111
On the Internet	www.iconfunds.com

ANNUAL REPORT

September 30, 2016

International Funds

ICON Emerging Markets Fund

ICON International Equity Fund

You can now sign up for electronic delivery of ICON Fund shareholder reports, including prospectuses, annual reports, semiannual reports and proxy statements.

When these materials are available, you will receive an email from ICON with instructions on how to view the documents. Statements, transaction confirmations and other documents that are not available online will continue to be sent to you by U.S. mail.

Visit ICON’s website at www.iconfunds.com to learn more and sign up.

You may change or cancel your participation in eDelivery by visiting www.iconfunds.com, or you can request a hard copy of any of the materials free of charge by calling ICON Funds at 1-800-764-0442.

1-800-764-0442	• www.iconfunds.com

ICON International Funds	About This Report
September 30, 2016 (Unaudited)

Historical Returns

All total returns mentioned in this Report account for the change in a Fund’s per-share price and the reinvestment of any dividends, capital gain distributions and adjustments for financial statement purposes. If your account is set up to receive Fund distributions in cash rather than to reinvest them, your actual return may differ from these figures. The Funds’ performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Adviser may have reimbursed certain fees or expenses of some of the Funds. If not for these reimbursements, performance would have been lower. Fund results shown, unless otherwise indicated, are at net asset value. If a sales charge (maximum 5.75%) had been deducted, results would have been lower.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results represent past performance, and current performance may be higher or lower. Please call 1-800-764-0442 or visit www.iconfunds.com for performance results current to the most recent month-end.

Portfolio Data

This Report reflects ICON’s portfolio holdings as of September 30, 2016, the end of the reporting period. The information is not a complete analysis of every aspect of any sector, industry, security or the Funds.

There are risks associated with mutual fund investing, including the loss of principal. The likelihood of loss may be greater if you invest for a shorter period of time. There is no assurance that the investment process will consistently lead to successful results.

An investment in a region fund may involve greater risk and volatility than a diversified fund. An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment.

Investments in foreign securities may entail unique risks, including political, market, and currency risks. Financial statements of foreign companies are governed by different accounting, auditing, and financial standards than U.S. companies and may be less transparent and uniform than in the United States. Many corporate governance standards, which help ensure the integrity of public information in the United States, do not exist in foreign countries. In general, there may be less governmental supervision of foreign stock exchanges and securities brokers and issuers. The ICON system relies on the integrity of the financial statements released to the market as part of our analysis.

The prospectus and statement of additional information contain this and other information about the Funds and are available by visiting www.iconfunds.com or calling 1-800-764-0442. Please read the prospectus and statement of additional information carefully.

Financial Intermediary

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may influence the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

The accompanying notes are an integral part of the financial statements.
2	www.iconfunds.com

ICON Emerging Markets Fund	Management Overview
September 30, 2016 (Unaudited)

Q.	How did the Fund perform relative to its benchmark?

A.

The ICON Emerging Markets Fund (the Fund) Class S returned 10.27% for the fiscal year ended September 30, 2016, while its benchmark, the MSCI Emerging Markets Index, returned 17.21%. Total returns for other periods and additional Class shares as of September 30, 2016, appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors were behind the Fund’s relative performance?

A.

After the previous fiscal year’s losses, the emerging markets benchmark experienced a strong reversal and ended the fiscal year 2016 with gains. It appears that investor sentiment on emerging markets improved as perceptions of attractive valuations and stronger earnings and economic growth led investors to this space and away from less enticing countries in the developed world. Despite slower overall global growth, emerging market countries managed to outpace their developed market peers as emerging markets credit spreads underwent a widespread contraction, bolstering equity risk sentiment. Brazil led the way, reversing 3 years of losses as its president was impeached on corruption charges and stocks in the natural resources segment of the market recovered. Brazil was not alone as the boom in natural resources stocks helped many other countries in the Asia-Pacific region as well. Similarly, global strength in the Information Technology sector benefitted the emerging markets given their high exposure to the sector, particularly in countries in the Asia-Pacific. Global concerns, such as worry over the Chinese economy and its currency volatility as well as uncertainty regarding future U.S. interest rate policy, impacted the emerging markets. However, despite these headwinds, interest rates generally remained low and monetary policy continued to be accommodative globally which has ultimately provided a supportive backdrop for emerging markets.

At the beginning of the fiscal year, our overall average value-to-price (V/P) ratio for emerging markets stood at 0.89, indicating that, on average, emerging markets stocks were overpriced according to our system. Given this relatively low V/P ratio, the Fund took a more defensive stance including an increased allocation to cash given the over-priced conditions. The Fund’s cash holdings helped early in the fiscal year as stocks moved lower. However, as stock prices reversed and climbed higher during the fiscal year, our V/P readings were slower to improve and we continued to hold some cash, which proved to be a drag on performance. From a regional perspective, our valuation model pointed the Fund towards countries in the Asia-Pacific region and away from Latin American and European countries. Throughout the year, many countries, sectors, and individual stocks that looked relatively expensive or over-priced according to our valuation metrics outperformed those that our system indicated were better bargains. Despite the ongoing issues looming over the world economy as well as rotations within the Fund that may have seemed contrarian at times, our discipline and focus on value guided our decisions, which we believe will benefit the Fund going forward.

Q.	How did the Fund’s composition affect performance?

A.

The Fund’s primary contributors to benchmark relative performance came from the traditional economically defensive sectors of Consumer Staples, Utilities, and Telecommunication Services. Specifically, overweight positions in the Personal Products industry within the Consumer Staples sector and the Wireless Telecommunications industry within the Telecommunication Services sector contributed to positive performance relative to the benchmark. Conversely, the Materials sector was a detractor, as the Fund’s underweight position in the outperforming Steel industry and overweight position in the underperforming Paper Products industry hindered the Fund’s relative returns versus the benchmark. The Fund’s overweight positions in the Health Care and Industrials sectors also detracted from returns as these two sectors lagged the benchmark for the period. Further, as discussed above, with our valuation system showing overvalued conditions for much of the year, the Fund’s defensive cash position was detrimental to returns as the emerging markets benchmark experienced gains over the year. The Fund did not employ currency hedging during the period.

While all geographic regions saw gains over the period, there were areas of clear differentiation among certain countries throughout the year. At the country level, China, Thailand, and India were the biggest contributors to relative performance as strong stock selection within these countries proved beneficial. Despite showing the least value according to our system, Western Hemisphere equities had the highest returns, with Brazil being a notable standout. Unfortunately, our value readings for Brazil showed less upside relative to other countries and the Fund maintained an underweight position there which ultimately detracted from relative performance. While South Korea performed well as a country, the Fund’s stock selection within the country detracted from benchmark relative performance as well.

Q.	What is your investment outlook for emerging markets?

A.

At the end of fiscal year 2016, our overall average V/P ratio for emerging markets was 1.09, indicating that, on average, there is 9% upside to fair value for emerging markets equities according to our system. Despite the rally the emerging markets have experienced over the past year, we still see opportunities in this space as earnings and economic growth in the emerging market countries remain more robust than the developed world. While worries persist about the pace of global growth and the prospect of the U.S. tightening its monetary policy, global monetary policy remains accommodative and corporate earnings are forecasted to continue to grow.

According to our system, we see the best bargains in the Asia-Pacific regions, specifically in countries like Thailand, Philippines, and South Korea. The Western Hemisphere and Europe regions show the least upside according to our system as countries like Greece, Poland, Peru, and Turkey look relatively less attractive. From a sector perspective, the Financial, Utilities, and Information Technology sectors are showing the most value in our models. Guided by our disciplined, systematic and non-emotional approach to investing, we remain ready to reallocate and adapt as our investment system dictates.

Annual Report | September 30, 2016	3

ICON Emerging Markets Fund	Management Overview
September 30, 2016 (Unaudited)

Average Annual Total Return (as of September 30, 2016)

	Inception Date	1 Year	5 Years	10 Years	Since Inception	Gross Expense Ratio*	Net Expense Ratio*
ICON Emerging Markets Fund - Class S	2/25/97	10.27%	7.42%	2.88%	2.96%	2.44%	1.55%
ICON Emerging Markets Fund - Class C	1/25/08	9.11%	6.34%	N/A	0.02%	5.11%	2.55%
ICON Emerging Markets Fund - Class A	5/31/06	9.99%	7.19%	2.63%	2.27%	4.75%	1.80%
ICON Emerging Markets Fund - Class A (including maximum sales charge of 5.75%)	5/31/06	3.65%	5.92%	2.03%	1.69%	4.75%	1.80%
MSCI Emerging Markets Index		17.21%	3.39%	4.28%	5.72%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section. The Fund’s name and investment strategy changed effective May 5, 2014. The Fund’s past performance would have been different if the current strategy had been in effect. The Adviser has agreed to limit certain Fund expenses; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future.

*	Please see the most recent prospectus for details.

Class C total returns exclude applicable sales charges. If sales charges were included returns would be lower.

Value of a $10,000 Investment (through September 30, 2016)

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Emerging Markets Fund’s Class S shares on the Class’ inception date of 2/25/97 to a $10,000 investment made in an unmanaged securities index on that date. The Fund’s name and investment strategy changed effective May 5, 2014. The Fund’s past performance would have been different if the current strategy had been in effect. Performance for the Emerging Markets Fund’s other share classes will vary due to differences in charges and expenses. The Emerging Markets Fund’s performance in this chart and the performance table assumes the reinvestment of dividends, capital gain distributions and tax return of capital, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The accompanying notes are an integral part of the financial statements.
4	www.iconfunds.com

ICON Emerging Markets Fund	Schedule of Investments

September 30, 2016

	Shares or Principal Amount	Value
Common Stocks (88.42%)
Advertising (0.48%)
Nasmedia Co., Ltd.	6,835	$265,898

Aerospace & Defense (2.40%)
AviChina Industry & Technology Co., Ltd., Class H	460,000	312,015
Korea Aerospace Industries, Ltd.	14,800	1,031,419

		1,343,434

Apparel, Accessories & Luxury Goods (0.50%)
Youngone Corp.	8,200	276,956

Application Software (1.15%)
Com2uSCorp(a)	2,500	228,087
Oracle Financial Services Software, Ltd.	8,500	412,213

		640,300

Auto Parts & Equipment (0.14%)
Mahle-Metal Leve S.A.(a)	11,000	78,505

Automobile Manufacturers (1.19%)
Chongqing Changan Automobile Co., Ltd., Class B	160,000	261,277
Dongfeng Motor Group Co., Ltd., Class H	402,000	405,396

		666,673

Automotive Retail (0.55%)
Super Group, Ltd.(a)	100,000	309,492

Building Products (1.83%)
China Lesso Group Holdings, Ltd.	552,000	377,038
Dynasty Ceramic PCL	1,000,000	125,812
LG Hausys, Ltd.	2,700	258,942
Sintex Industries, Ltd.	220,402	259,999

		1,021,791

Cable & Satellite (0.39%)
KT Skylife Co., Ltd.(a)	15,000	218,900

Casinos & Gaming (0.74%)
Kangwon Land, Inc.	11,600	414,504

Commodity Chemicals (4.14%)
Formosa Plastics Corp.	213,000	530,429
LG Chem, Ltd.	2,200	486,580
Lotte Chemical Corp.	3,190	869,570
PTT Global Chemical PCL(a)	250,000	426,134

		2,312,713

	Shares or Principal Amount	Value
Construction & Engineering (1.10%)
China Communications Construction Co., Ltd., Class H	280,000	$297,150
China State Construction International Holdings, Ltd.	240,000	317,571

		614,721

Construction Materials (2.37%)
Anhui Conch Cement Co., Ltd., Class H	302,000	834,689
PPC, Ltd.	1,240,000	486,930

		1,321,619

Consumer Electronics (0.57%)
Skyworth Digital Holdings, Ltd.	440,000	319,451

Consumer Finance (0.18%)
Credito Real SAB de CV SOFOM ER	60,000	103,044

Data Processing & Outsourced Services (1.61%)
Cielo S.A.	89,300	897,352

Department Stores (1.20%)
El Puerto de Liverpool SAB de CV, Class 1(a)	48,000	502,533
Grupo Sanborns SAB de CV(a)	150,000	169,729

		672,262

Diversified Banks (4.95%)
Akbank T.A.S.	160,000	428,629
Bank Negara Indonesia Persero Tbk PT	660,000	281,552
Bank of China, Ltd., Class H	610,000	281,701
Bank Pan Indonesia Tbk PT(a)	2,000,000	126,683
China Construction Bank Corp., Class H	720,000	540,748
Industrial & Commercial Bank of China, Ltd., Class H	980,000	621,977
Shinhan Financial Group Co., Ltd.	13,300	487,108

		2,768,398

Diversified Capital Markets (0.89%)
China Everbright, Ltd.	240,000	494,968

Diversified Real Estate Activities (0.61%)
Robinsons Land Corp.	530,000	339,183

Diversified Support Services (1.03%)
KEPCO Plant Service & Engineering Co., Ltd.	10,900	574,035

Annual Report | September 30, 2016	5

ICON Emerging Markets Fund	Schedule of Investments
September 30, 2016

	Shares or Principal Amount	Value
Electric Utilities (0.91%)
Korea Electric Power Corp.	10,400	$509,457

Electronic Components (1.65%)
Tongda Group Holdings, Ltd.	3,750,000	919,786

Electronic Equipment & Instruments (3.38%)
Coretronic Corp.	316,000	345,050
Flytech Technology Co., Ltd.	114,000	395,373
SFA Engineering Corp.	23,400	1,149,432

		1,889,855

Electronic Manufacturing Services (0.26%)
Inari Amertron Bhd	180,000	144,505

Environmental & Facilities Services (0.71%)
China Everbright International, Ltd.	330,000	395,638

Food Distributors (0.60%)
Hyundai Greenfood Co., Ltd.	23,000	337,280

Gas Utilities (1.35%)
GAIL India, Ltd.	67,000	377,916
Infraestructura Energetica Nova SAB de CV	96,000	373,954

		751,870

Gold (3.91%)
AngloGold Ashanti, Ltd.(a)	34,600	552,989
Gold Fields, Ltd.	111,000	538,066
Sibanye Gold, Ltd.	156,000	554,642
Zijin Mining Group Co., Ltd., Class H	1,680,000	538,339

		2,184,036

Health Care Equipment (2.62%)
i-SENS, Inc.(a)	23,100	667,948
Value Added Technologies Co., Ltd.	23,100	793,237

		1,461,185

Health Care Facilities (0.93%)
Netcare, Ltd.	212,000	520,391

Health Care Supplies (0.48%)
Kossan Rubber Industries	160,000	266,183

Home Entertainment Software (1.56%)
NCSoft Corp.	2,500	674,377
Neowiz Games Corp.(a)	18,000	197,122

		871,499

Home Furnishings (0.86%)
Hanssem Co., Ltd.	3,000	481,538

	Shares or Principal Amount	Value
Independent Power Producers & Energy Traders (0.36%)
China Power International Development, Ltd.	520,000	$201,474

Industrial Conglomerates (1.80%)
Beijing Enterprises Holdings, Ltd.	92,000	469,500
LG Corp.	9,100	537,770

		1,007,270

Integrated Telecommunication Services (1.51%)
Magyar Telekom Telecommunications PLC(a)	514,000	844,175

Internet & Direct Marketing Retail (0.72%)
GS Home Shopping, Inc.	2,700	404,043

Internet Software & Services (1.05%)
Tencent Holdings, Ltd.	21,045	585,094

IT Consulting & Other Services (1.00%)
Infosys, Ltd.	36,000	559,881

Life & Health Insurance (0.78%)
Hanwha Life Insurance Co., Ltd.(a)	42,500	222,863
Samsung Life Insurance Co., Ltd.	2,200	211,278

		434,141

Movies & Entertainment (0.85%)
Loen Entertainment, Inc.(a)	6,700	475,845

Oil & Gas Exploration & Production (1.93%)
CNOOC, Ltd.	740,000	933,520
QGEP Participacoes S.A.(a)	101,900	145,699

		1,079,219

Oil & Gas Refining & Marketing (1.79%)
SK Innovation Co., Ltd.(a)	2,000	296,334
S-Oil Corp.(a)	9,500	705,903

		1,002,237

Oil & Gas Storage & Transportation (0.42%)
Kunlun Energy Co., Ltd.	300,000	231,907

Other Diversified Financial Services (1.30%)
Fubon Financial Holding Co., Ltd.	490,000	728,094

Packaged Foods & Meats (1.77%)
Grupo Lala SAB de CV	95,000	181,281
Maeil Dairy Industry Co., Ltd.	12,600	395,167
Orion Corp.	550	414,504

		990,952

Personal Products (2.22%)
Cosmax, Inc.	1,400	193,580

The accompanying notes are an integral part of the financial statements.
6	www.iconfunds.com

ICON Emerging Markets Fund	Schedule of Investments
September 30, 2016

	Shares or Principal Amount	Value

Personal Products (continued)
LG Household & Health Care, Ltd.	1,200	$1,044,297

		1,237,877

Pharmaceuticals (3.08%)
Caregen Co., Ltd.	4,600	429,473
CSPC Pharmaceutical Group, Ltd.	560,000	562,233
Granules India, Ltd.	100,000	175,211
Sihuan Pharmaceutical Holdings Group, Ltd.	1,193,000	262,985
Sino Biopharmaceutical, Ltd.	225,000	152,197
Teva Pharmaceutical Industries, Ltd., Sponsored ADR	3,000	138,030

		1,720,129

Property & Casualty Insurance (1.69%)
Hyundai Marine & Fire Insurance Co., Ltd.	8,000	264,115
KB Insurance Co., Ltd.	14,000	347,252
Samsung Fire & Marine Insurance Co., Ltd.	1,300	331,112

		942,479

Real Estate Development (3.71%)
AP Thailand PCL	3,150,000	660,999
China Overseas Land & Investment, Ltd.	68,000	233,783
China Resources Land, Ltd.	106,000	298,857
Filinvest Land, Inc.	7,607,000	288,303
Sino-Ocean Group Holding, Ltd.	700,000	324,969
Yanlord Land Group, Ltd.	260,000	267,433

		2,074,344

Real Estate Operating Companies (0.85%)
Central Pattana PCL	280,000	472,741

Regional Banks (1.66%)
BNK Financial Group, Inc.	51,000	399,242
DGB Financial Group, Inc.	38,000	312,892
Huishang Bank Corp., Ltd., Class H	415,000	213,769

		925,903

Reinsurance (0.39%)
Korean Reinsurance Co.	20,784	220,004

Renewable Electricity (1.49%)
Huaneng Renewables Corp., Ltd., Class H	2,370,000	833,248

Security & Alarm Services (0.61%)
S-1 Corp.(a)	3,700	341,832

	Shares or Principal Amount	Value
Semiconductor Equipment (2.26%)
Advanced Process Systems Corp.(a)	16,827	$377,236
Jusung Engineering Co., Ltd.(a)	50,362	485,728
Wonik Holdings Co., Ltd.(a)	60,000	402,037

		1,265,001

Semiconductors (1.65%)
Malaysian Pacific Industries Bhd	139,000	262,169
Phison Electronics Corp.	50,000	381,857
Taiwan Semiconductor Manufacturing Co., Ltd.	47,000	276,273

		920,299

Soft Drinks (0.55%)
Arca Continental SAB de CV	52,000	309,483

Steel (0.26%)
Feng Hsin Steel Co., Ltd.	112,000	146,169

Systems Software (1.09%)
Asseco Poland S.A.	41,900	610,841

Technology Hardware, Storage & Peripherals (1.74%)
Samsung Electronics Co., Ltd.	666	970,204

Thrifts & Mortgage Finance (0.70%)
LIC Housing Finance, Ltd.	44,800	390,476

Water Utilities (0.43%)
Beijing Enterprises Water Group, Ltd.	352,000	239,967

Wireless Telecommunication Services (1.52%)
China Mobile, Ltd.	21,000	257,972
Intouch Holdings PCL, Class F	50,000	78,094
SK Telecom Co., Ltd.	2,500	512,602

		848,668

Total Common Stocks (Cost $48,384,789)		49,401,419

Short-Term Investments (17.09%)
Money Market Funds (5.37%)
State Street Global Advisors Treasury Fund (0.11% 7 Day Yield)	3,000,000	3,000,000

Annual Report | September 30, 2016	7

ICON Emerging Markets Fund	Schedule of Investments
September 30, 2016

	Shares or Principal Amount	Value
Time Deposits (11.72%)
State Street Euro Dollar Time Deposit (USD), 0.01%, 10/03/16	6,548,311	$6,548,311

Total Short-Term Investments (Cost $ 9,548,311)		9,548,311

Total Investments (105.51%) (Cost $ 57,933,100)		$58,949,730

Liabilities Less Other Assets (-5.51%)		(3,079,373)

Net Assets (100.00%)		$55,870,357

(a)	Non-income producing security.

ADR - American Depositary Receipt

Country Composition (September 30, 2016)

South Korea	36.18%
China	13.59%
Hong Kong	8.61%
South Africa	5.29%
Taiwan	5.02%
India	3.90%
Thailand	3.16%
Mexico	2.92%
Brazil	2.01%
Hungary	1.51%
Philippines	1.13%
Poland	1.09%
Turkey	0.77%
Myanmar	0.73%
Indonesia	0.73%
Bermuda	0.57%
Singapore	0.48%
Malaysia	0.48%
Israel	0.25%

88.42%

Percentages are based upon common stocks as a percentage of net assets.

The accompanying notes are an integral part of the financial statements.
8	www.iconfunds.com

ICON Emerging Markets Fund	Schedule of Investments
September 30, 2016

Sector Composition (September 30, 2016)

Information Technology	18.40%
Financial	13.15%
Materials	10.68%
Industrials	9.48%
Consumer Discretionary	8.19%
Health Care	7.11%
Consumer Staples	5.14%
Real Estate	4.56%
Utilities	4.54%
Energy	4.14%
Telecommunication Services	3.03%

88.42%

Percentages are based upon common stocks as a percentage of net assets.

Industry Composition (September 30, 2016)

Diversified Banks	4.95%
Commodity Chemicals	4.14%
Gold	3.91%
Real Estate Development	3.71%
Electronic Equipment & Instruments	3.38%
Pharmaceuticals	3.08%
Health Care Equipment	2.62%
Aerospace & Defense	2.40%
Construction Materials	2.37%
Semiconductor Equipment	2.26%
Personal Products	2.22%
Oil & Gas Exploration & Production	1.93%
Building Products	1.83%
Industrial Conglomerates Oil & Gas Refining & Marketing	1.80% 1.79%
Packaged Foods & Meats	1.77%
Technology Hardware, Storage & Peripherals	1.74%
Property & Casualty Insurance	1.69%
Regional Banks	1.66%
Semiconductors	1.65%
Electronic Components	1.65%
Data Processing & Outsourced Services	1.61%
Home Entertainment Software	1.56%
Wireless Telecommunication Services	1.52%
Integrated Telecommunication Services	1.51%
Renewable Electricity	1.49%
Gas Utilities	1.35%
Other Diversified Financial Services	1.30%
Department Stores	1.20%
Automobile Manufacturers	1.19%
Application Software	1.15%
Construction & Engineering	1.10%
Systems Software	1.09%
Internet Software & Services	1.05%
Diversified Support Services	1.03%
IT Consulting & Other Services	1.00%
Other Industries (each less than 1%)	16.72%

88.42%

Percentages are based upon common stocks as a percentage of net assets.

Annual Report | September 30, 2016	9

ICON International Equity Fund	Management Overview
September 30, 2016 (Unaudited)

Q.	How did the Fund perform relative to its benchmark?

A.

The ICON International Equity Fund (the Fund) Class S returned 5.01% for the fiscal year ended September 30, 2016, while the MSCI All Country World Index ex-United States (ACWI ex-U.S.) returned 9.80%. Total returns for other periods and additional Class shares as of September 30, 2016, appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors were behind the Fund’s relative performance?

A.

We finished fiscal year 2016 with global stock market gains as investors shrugged off worries associated with economic uncertainty and financial volatility and once again returned to buying equities after the prior year’s losses. In Asia, China’s economic growth continued to slow and the Yuan’s devaluation versus the U.S. Dollar persisted throughout the year. Japan remained in a deflationary environment with declining economic growth, causing the Bank of Japan to take further accommodative monetary policy steps to stimulate its ailing economy. Europe generally experienced continued growth, although the year was most notably highlighted by Britain’s vote to leave the European Union, commonly referred to as “Brexit.” While Brexit brought volatility in European markets, it quickly subsided as markets absorbed the worries and continued their march higher. In Latin America, Brazil stood out as a leader despite its President’s impeachment amidst a corruption scandal. While the country still remains in a deep recession, investors turned positive on the country in hopes of a future turnaround. As the period closes, we still see upside in the global markets overall with some regions showing great bargains and others appearing slightly overpriced according to our system.

At the beginning of the fiscal year, our valuation model signaled a modest 9% upside to fair value for global markets and pointed the Fund towards an overweight position in the cyclical sectors of the market such as the Information Technology and Industrials sectors. From a regional perspective, the Fund began the fiscal year with an overweight position in Europe, but pared that back throughout the year, increasing its allocation to countries in the Asia-Pacific region as their valuations improved. Emerging market equities began as an underweight, yet their exposure was increased throughout the year to an overweight position in the Fund relative to the benchmark as bargains began to emerge after prior periods of overvalued conditions. Despite the ongoing issues looming over the world economy as well as rotations within the Fund that may have seemed contrarian at times, our discipline and focus on value guided our decisions, which we believe will benefit the Fund going forward.

As a multi-cap manager, we are not restricted by market capitalization. However, following our valuation readings led to a concentration in small and mid-cap companies during the period and an underweight position in large-cap stocks relative to the benchmark. Overall, large-cap stocks outperformed their small and mid-cap peers, which detracted from the Fund’s performance relative to the benchmark.

Currency movements worldwide throughout the fiscal year also had a positive impact on the Fund’s returns. The U.S. dollar slightly weakened throughout the year versus most of the underlying currencies of the Fund’s holdings. Currency hedging was utilized for a small part of the fiscal year on the Japanese Yen which proved to be beneficial to the Fund.

Q.	How did the Fund’s composition affect performance?

A.

The Fund’s primary contributors to benchmark relative performance came from the Consumer Discretionary and Consumer Staples sectors. Specifically, overweight positions in the Cable & Satellite industry and underweight positions in the Automobile Manufacturers industry within the Consumer Discretionary sector and stock selection in the Personal Products and Packaged Foods & Meats industries within the Consumer Staples Sector contributed to performance relative to the benchmark. Further, an overweight in the Data Processing & Outsourced Services industry within the Information Technology sector proved beneficial.

Conversely, the Fund’s holdings in the Materials sector detracted from relative performance, as the Gold and Diversified Metals & Mining industries hindered the Fund’s relative returns versus the benchmark. The Industrials sector was another notable source of relative underperformance as the Trading Companies & Distributors and Industrial Machinery industries detracted from the Fund’s returns. Health Care stood out as the worst performing sector over the period as the Pharmaceuticals industry suffered losses and the Fund’s overweight position within this sector ultimately detracted from returns relative to the benchmark. With continued lower, and more recently negative, interest rates globally as well as tighter credit spreads, our valuation methodology is showing us better bargains than we saw at the beginning of the fiscal year.

While all geographic regions saw gains over the period, there were areas of clear differentiation among certain countries throughout the year. Despite showing the most value according to our system, European equities had the lowest returns while regions with lower valuations for much of the year, notably the Western Hemisphere and Asia-Pacific regions, outperformed. Those countries with larger concentrations to natural resources related stocks were standouts, including Brazil, Canada, Australia and Russia. The leadership in the natural resources related sectors resulted in emerging market countries outperforming their developed peers for the period. The Fund’s allocations to developed markets, most notably United Kingdom exposure amidst the Brexit volatility, contributed to underperformance relative to the benchmark for the fiscal year. As the period ended, the emerging markets still showed value across our system, although Europe and other developed markets in general showed more upside globally.

The accompanying notes are an integral part of the financial statements.
10	www.iconfunds.com

ICON International Equity Fund	Management Overview
September 30, 2016 (Unaudited)

Q.	What is your investment outlook for the international equity market?

A.

Our system estimates that international equities, on average, still remain below our estimate of their intrinsic value. At the end of the period, international markets as a whole had an overall average value-to-price (V/P) ratio of 1.23, implying that, on average, our estimate of fair value for stocks is about 23% higher than where they are currently trading. Risk aversion amongst investors remains and corporate earnings have generally grown, albeit at a slowing pace, despite ongoing economic struggles and geopolitical concerns. While global economic growth has languished outside of the United States, interest rates remain low, thanks in large part to accommodative monetary policy and extraordinary central bank intervention.

According to our valuation system, Europe represents the best opportunity from a regional perspective, with Western Hemisphere showing the least upside. Dramatic improvements in sentiment and increased valuations according to our system in the emerging market countries led us to an overweight position to select areas. Based on our methodology, developed markets in Europe show attractive upside in countries such as Belgium, Italy, United Kingdom, France, and Germany. As of the end of the fiscal year 2016 we estimate that, on average, fair value for European equities is 22% higher than where prices are currently trading. Within the Western Hemisphere, Canada looks attractive to our system with Thailand, the Philippines, and South Korea currently showing the most value in the Asia- Pacific region.

From a sector perspective, we are still tilted towards the Information Technology and Health Care sectors. Within our system, Energy is the most over-valued sector, and represents an underweight position relative to the benchmark as we see little upside within this sector.

At ICON we continue to seek out industries that our system identifies as trading at a discount to fair value. Guided by our disciplined, systematic and non-emotional approach to investing, we see numerous opportunities amidst the recent turbulence and volatility. We believe it is nearly impossible to accurately time market bottoms and we believe rallies do not offer invitations. Therefore, given our current valuations, we remain almost fully invested. As market conditions dictate, we will adjust accordingly.

Annual Report | September 30, 2016	11

ICON International Equity Fund	Management Overview
September 30, 2016 (Unaudited)

Average Annual Total Return (as of September 30, 2016)
	Inception Date	1 Year	5 Years	10 Years	Since Inception	Gross Expense Ratio*	Net Expense Ratio*
ICON International Equity Fund — Class S	2/18/97	5.01%	5.65%	-0.03%	4.78%	1.41%	1.41%
ICON International Equity Fund — Class C	2/19/04	3.80%	4.49%	-1.19%	2.05%	2.96%	2.55%
ICON International Equity Fund — Class A	5/31/06	4.63%	5.26%	-0.43%	-0.49%	2.25%	1.80%
ICON International Equity Fund — Class A (including maximum sales charge of 5.75%)	5/31/06	-1.42%	4.01%	-1.02%	-1.06%	2.25%	1.80%
MSCI ACWI ex-U.S.		9.80%	6.52%	2.63%	5.15%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section. The Fund’s name and investment strategy changed effective January 29, 2004. The Fund’s past performance would have been different if the current strategy had been in effect. The Adviser has agreed to limit certain Fund expenses; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future.

*	Please see the most recent prospectus for details.

Class C total returns exclude applicable sales charges. If sales charges were included returns would be lower.

Value of a $10,000 Investment (through September 30, 2016)

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the International Equity Fund’s Class S shares on the Class’ inception date of 2/18/97 to a $10,000 investment made in an unmanaged securities index on that date. The Fund’s name and investment strategy changed effective January 29, 2004. The Fund’s past performance would have been different if the current strategy had been in effect. Performance for the International Equity Fund’s other share classes will vary due to differences in charges and expenses. The International Equity Fund’s performance in this chart and the performance table assumes the reinvestment of dividends, capital gain distributions and tax return of capital, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

12	www.iconfunds.com

ICON International Equity Fund	Schedule of Investments
September 30, 2016

	Shares or Principal Amount	Value
Common Stocks (89.44%)
Advertising (0.78%)
Nasmedia Co., Ltd.	2,960	$115,151
Stroeer SE & Co. KGaA (a)	7,400	322,144

		437,295

Aerospace & Defense (1.28%)
Korea Aerospace Industries, Ltd.	8,600	599,338
Ultra Electronics Holdings PLC	4,900	112,564

		711,902

Airlines (0.68%)
Japan Airlines Co., Ltd.	12,800	376,262

Apparel, Accessories & Luxury Goods (0.30%)
Luxottica Group S.p.A.	3,500	167,171

Application Software (0.73%)
Com2uSCorp(b)	1,600	145,976
Oracle Financial Services Software, Ltd.	5,400	261,876

		407,852

Auto Parts & Equipment (0.44%)
Mahle-Metal Leve S.A.(b)	5,800	41,394
Martinrea International, Inc.(a)	33,000	205,000

		246,394

Automotive Retail (0.56%)
Super Group, Ltd.(b)	100,000	309,492

Biotechnology (3.40%)
Alexion Pharmaceuticals, Inc.(b)	2,300	281,842
Amgen, Inc.	1,700	283,577
Bavarian Nordic A/S(a)(b)	7,062	267,325
Celgene Corp.(b)	3,500	365,855
Shire PLC	5,500	355,648
Sirtex Medical, Ltd.(a)	14,000	340,323

		1,894,570

Brewers (1.55%)
Asahi Group Holdings, Ltd.(a)	23,700	863,326

Building Products (0.78%)
China Lesso Group Holdings, Ltd.	300,000	204,912
Sintex Industries, Ltd.	194,851	229,857

		434,769

Cable & Satellite (0.84%)
Sky PLC	40,600	470,559

Commodity Chemicals (2.62%)
Formosa Plastics Corp.	113,000	281,401
LG Chem, Ltd.	1,200	265,407
Lotte Chemical Corp.	1,600	436,148

	Shares or Principal Amount	Value
Commodity Chemicals (continued)
PTT Global Chemical PCL(b)	150,000	$255,681
Toray Industries, Inc.(a)	23,000	224,008

		1,462,645

Communications Equipment (2.15%)
ADVA Optical Networking SE(b)	64,200	647,514
Telefonaktiebolaget LM Ericsson, Class B	76,000	548,741

		1,196,255

Construction & Engineering (0.91%)
China Communications Construction Co., Ltd., Class H	190,000	201,637
China State Construction International Holdings, Ltd.	230,000	304,339

		505,976

Construction Materials (1.20%)
Anhui Conch Cement Co., Ltd., Class H	152,000	420,108
PPC, Ltd.	630,000	247,392

		667,500

Consumer Electronics (0.31%)
Skyworth Digital Holdings, Ltd.	240,000	174,246

Consumer Finance (0.36%)
Credit Saison Co., Ltd.	12,000	199,227

Data Processing & Outsourced Services (2.14%)
Cielo S.A.	41,600	418,027
Paysafe Group PLC(a)(b)	134,000	774,107

		1,192,134

Department Stores (0.15%)
Grupo Sanborns SAB de CV(b)	75,000	84,864

Diversified Banks (1.43%)
Akbank T.A.S.	60,000	160,736
Bank Negara Indonesia Persero Tbk PT	400,000	170,638
Industrial & Commercial Bank of China, Ltd., Class H	300,000	190,401
Shinhan Financial Group Co., Ltd.	7,500	274,685

		796,460

Diversified Real Estate Activities (1.74%)
Mitsui Fudosan Co., Ltd.	9,000	191,470
Nomura Real Estate Holdings, Inc.	24,600	415,823
Patrizia Immobilien AG(b)	8,800	192,753
Robinsons Land Corp.	270,000	172,791

		972,837

The accompanying notes are an integral part of the financial statements.
Annual Report | September 30, 2016	13

ICON International Equity Fund	Schedule of Investments
September 30, 2016

	Shares or Principal Amount	Value
Diversified Support Services (0.80%)
KEPCO Plant Service & Engineering Co., Ltd.	8,500	$447,642

Drug Retail (0.97%)
Ain Holdings, Inc.	4,000	272,329
Sundrug Co., Ltd.	3,200	268,606

		540,935

Electric Utilities (1.43%)
Enel S.p.A.	120,000	534,807
Korea Electric Power Corp.	5,400	264,526

		799,333

Electronic Components (0.98%)
Laird PLC(b)	25,486	104,862
Tongda Group Holdings, Ltd.	1,800,000	441,497

		546,359

Electronic Equipment & Instruments (2.93%)
Hitachi, Ltd.	48,000	224,956
Ingenico Group S.A.	8,557	748,173
SFA Engineering Corp.	13,500	663,134

		1,636,263

Electronic Manufacturing Services (0.22%)
Inari Amertron Bhd	150,000	120,421

Environmental & Facilities Services (0.56%)
China Everbright
International, Ltd.	260,000	311,715

Food Distributors (0.76%)
Hyundai Greenfood Co., Ltd.	29,000	425,266

Food Retail (0.90%)
Alimentation Couche-Tard, Inc., Class B	10,400	504,007

Gas Utilities (0.78%)
GAIL India, Ltd.	36,000	203,059
Infraestructura Energetica Nova SAB de CV	60,000	233,722

		436,781

Gold (5.45%)
AngloGold Ashanti, Ltd.(b)	21,000	335,629
Barrick Gold Corp.	32,600	577,231
Gold Fields, Ltd.	67,500	327,202
Randgold Resources, Ltd.	5,900	591,323
SEMAFO, Inc.(b)	131,000	545,188
Sibanye Gold, Ltd.	95,000	337,763
Zijin Mining Group Co., Ltd., Class H	1,020,000	326,849

		3,041,185

Health Care Equipment (1.05%)
Getinge AB, Class B(a)	13,000	252,018
i-SENS, Inc.(b)	5,300	153,252

	Shares or Principal Amount	Value
Health Care Equipment (continued)
Value Added Technologies Co., Ltd.	5,300	$181,998

		587,268

Health Care Facilities (0.84%)
Netcare, Ltd.	190,000	466,388

Home Entertainment Software (2.26%)
Capcom Co., Ltd.	12,900	317,378
GungHo Online Entertainment, Inc.(a)	93,000	228,520
NCSoft Corp.	1,500	404,626
Square Enix Holdings Co., Ltd.	9,000	310,348

		1,260,872

Home Furnishings (0.60%)
Hanssem Co., Ltd.	2,100	337,077

Home Improvement Retail (0.34%)
Hornbach Holding AG & Co. KGaA	2,740	188,365

Homefurnishing Retail (0.41%)
Nitori Holdings Co., Ltd.	1,900	227,758

Hotels, Resorts & Cruise Lines (0.65%)
TUI AG	25,500	363,823

Independent Power Producers & Energy Traders (0.67%)
Electric Power Development Co., Ltd.(a)	15,500	372,532

Industrial Conglomerates (1.02%)
Beijing Enterprises Holdings, Ltd.	38,000	193,924
LG Corp.	6,300	372,302

		566,226

Integrated Telecommunication Services (2.30%)
BT Group PLC	53,000	266,660
Deutsche Telekom AG	20,300	341,051
Magyar Telekom Telecommunications PLC(b)	234,000	384,313
Telenor ASA	17,000	292,330

		1,284,354

Internet & Direct Marketing Retail (0.48%)
GS Home Shopping, Inc.	1,800	269,362

Internet Software & Services (0.67%)
COOKPAD, Inc.(a)	39,000	374,539

IT Consulting & Other Services (2.25%)
CANCOM SE	5,000	261,238
Fujitsu, Ltd.	72,000	387,477
GFT Technologies SE	15,200	313,256

The accompanying notes are an integral part of the financial statements.
14	www.iconfunds.com

ICON International Equity Fund	Schedule of Investments
September 30, 2016

	Shares or Principal Amount	Value
IT Consulting & Other Services (continued)
Infosys, Ltd.	19,000	$295,493

		1,257,464

Life & Health Insurance (0.55%)
Hanwha Life Insurance Co., Ltd.(b)	29,000	152,072
NN Group N.V.	5,000	153,502

		305,574

Movies & Entertainment (0.45%)
Loen Entertainment, Inc.(b)	3,500	248,576

Multi-line Insurance (0.96%)
Allianz SE	1,200	178,332
AXA S.A.	8,400	178,603
Talanx AG	5,900	180,039

		536,974

Multi-Utilities (3.72%)
ACEA S.p.A	22,600	284,089
Canadian Utilities, Ltd., Class A	19,800	558,707
Engie S.A.	34,900	541,115
Veolia Environnement S.A.	30,000	691,248

		2,075,159

Oil & Gas Exploration & Production (0.42%)
CNOOC, Ltd.	187,000	235,903

Oil & Gas Refining & Marketing (0.97%)
SK Innovation Co., Ltd.(b)	1,100	162,984
S-Oil Corp.(b)	5,100	378,958

		541,942

Other Diversified Financial Services (0.90%)
Fubon Financial Holding Co., Ltd.	187,000	277,864
ORIX Corp.	15,000	221,290

		499,154

Packaged Foods & Meats (0.77%)
Maeil Dairy Industry Co., Ltd.	7,600	238,355
Orion Corp.	250	188,410

		426,765

Paper Products (0.57%)
Oji Holdings Corp.	80,000	317,083

Personal Products (1.70%)
LG Household & Health Care, Ltd.	535	465,583
Pola Orbis Holdings, Inc.	5,400	483,391

		948,974

Pharmaceuticals (8.70%)
Bayer AG	4,700	472,023
Caregen Co., Ltd.	3,300	308,100
Cipla, Ltd.	33,000	287,962
CSPC Pharmaceutical Group, Ltd.	310,000	311,236
Granules India, Ltd.	60,000	105,126

	Shares or Principal Amount	Value
Pharmaceuticals (continued)
Nichi-iko Pharmaceutical Co., Ltd.(a)	14,000	$268,376
Novartis AG	5,600	441,954
Novo Nordisk A/S, Class B	7,300	304,255
Roche Holding AG	4,000	993,994
Sanofi	4,300	327,449
Sihuan Pharmaceutical Holdings Group, Ltd.	800,000	176,352
Teva Pharmaceutical Industries, Ltd., Sponsored ADR	10,400	478,504
Valeant Pharmaceuticals International, Inc.(b)	6,500	159,484
Vectura Group PLC(b)	120,000	215,420

		4,850,235

Property & Casualty Insurance (0.32%)
KB Insurance Co., Ltd.	7,200	178,587

Railroads (0.43%)
VTG AG	8,419	239,053

Real Estate Development (1.84%)
AP Thailand PCL	1,300,000	272,793
China Overseas Land & Investment, Ltd.	90,000	309,420
Filinvest Land, Inc.	3,803,000	144,133
Sino-Ocean Group Holding, Ltd.	350,000	162,484
Yanlord Land Group, Ltd.	134,000	137,831

		1,026,661

Real Estate Operating Companies (1.24%)
Aeon Mall Co., Ltd.	27,800	439,098
Central Pattana PCL	150,000	253,254

		692,352

Regional Banks (0.45%)
BNK Financial Group, Inc.	32,000	250,505

Renewable Electricity (1.07%)
Huaneng Renewables Corp., Ltd., Class H	1,700,000	597,688

Retail REIT’s (2.11%)
Klepierre, REIT	14,300	656,413
Wereldhave N.V., REIT	10,300	521,462

		1,177,875

Security & Alarm Services (0.36%)
S-1 Corp.(b)	2,200	203,252

Semiconductor Equipment (1.40%)
Advanced Process Systems Corp.(b)	12,744	285,701
Jusung Engineering Co., Ltd.(b)	25,745	248,304

The accompanying notes are an integral part of the financial statements.
Annual Report | September 30, 2016	15

ICON International Equity Fund	Schedule of Investments
September 30, 2016

	Shares or Principal Amount	Value
Semiconductor Equipment (continued)
Wonik Holdings Co., Ltd.(b)	37,000	$247,923

		781,928

Semiconductors (1.05%)
Malaysian Pacific Industries Bhd	73,000	137,686
NXP Semiconductors N.V.(b)	4,400	448,844

		586,530

Soft Drinks (0.29%)
Arca Continental SAB de CV	27,000	160,693

Specialized Finance (0.36%)
Mitsubishi UFJ Lease & Finance Co., Ltd.	44,000	201,913

Systems Software (0.73%)
Asseco Poland S.A.	27,800	405,284

Technology Hardware, Storage & Peripherals (0.65%)
Samsung Electronics Co., Ltd.	250	364,191

Water Utilities (0.29%)
Beijing Enterprises Water Group, Ltd.	240,000	163,614

Wireless Telecommunication Services (3.47%)
Drillisch AG(a)	13,000	631,789
NTT DOCOMO, Inc.	7,800	198,143
SK Telecom Co., Ltd.	2,000	410,081
SoftBank Group Corp.	10,700	693,452

		1,933,465

Total Common Stocks (Cost $50,829,091)		49,887,601

Preferred Stocks (0.14%)
Building Products (0.14%)
Villeroy & Boch AG	5,000	79,729

Total Preferred Stocks (Cost $78,261)		79,729

Collateral for Securities on Loan (7.47%)
State Street Navigator Prime Portfolio, 0.30%	4,165,210	4,165,210

Total Collateral for Securities on Loan (Cost $4,165,210)		4,165,210

	Shares or Principal Amount	Value
Short-Term Investments (13.98%)
Time Deposits (13.98%)
State Street Euro Dollar Time Deposit (USD), 0.01%, 10/03/16	7,794,962	$7,794,962

Total Short-Term Investments (Cost $7,794,962)		7,794,962

Total Investments (111.03%)
(Cost $62,867,524)		$61,927,502

Liabilities Less Other Assets (-11.03%)		(6,152,861)

Net Assets (100.00%)		$55,774,641

(a)	All or a portion of the security was on loan as of September 30, 2016.
(b)	Non-income producing security.

ADR - American Depositary Receipt

REIT - Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.
16	www.iconfunds.com

ICON International Equity Fund	Schedule of Investments
September 30, 2016

Country Composition (September 30, 2016)
South Korea	17.34%
Japan	14.49%
Germany	7.91%
France	5.64%
Canada	4.56%
China	4.19%
Hong Kong	3.97%
South Africa	3.64%
Switzerland	2.57%
India	2.48%
United Kingdom	2.10%
Ireland	2.03%
Netherlands	2.01%
Italy	1.77%
United States	1.67%
Sweden	1.44%
Thailand	1.40%
Jersey	1.06%
Denmark	1.02%
Taiwan	1.00%
Israel	0.86%
Mexico	0.86%
Brazil	0.82%
Poland	0.73%
Hungary	0.69%
Australia	0.61%
Philippines	0.57%
Norway	0.52%
Myanmar	0.47%
Bermuda	0.31%
Indonesia	0.31%
Turkey	0.29%
Singapore	0.25%

89.58%

Percentages are based upon common and preferred stocks as a percentage of net assets.

Sector Composition (September 30, 2016)
Information Technology	18.16%
Health Care	13.99%
Materials	9.84%
Utilities	7.96%
Industrials	6.96%
Consumer Staples	6.94%
Consumer Discretionary	6.31%
Real Estate	6.27%
Financial	5.99%
Telecommunication Services	5.77%
Energy	1.39%

89.58%

Percentages are based upon common and preferred stocks as a percentage of net assets.

The accompanying notes are an integral part of the financial statements.
Annual Report | September 30, 2016	17

ICON International Equity Fund	Schedule of Investments
September 30, 2016

Industry Composition (September 30, 2016)
Pharmaceuticals	8.70%
Gold	5.45%
Multi-Utilities	3.72%
Wireless Telecommunication Services	3.47%
Biotechnology	3.40%
Electronic Equipment & Instruments	2.93%
Commodity Chemicals	2.62%
Integrated Telecommunication Services	2.30%
Home Entertainment Software	2.26%
IT Consulting & Other Services	2.25%
Communications Equipment	2.15%
Data Processing & Outsourced Services	2.14%
Retail REIT’s	2.11%
Real Estate Development	1.84%
Diversified Real Estate Activities	1.74%
Personal Products	1.70%
Brewers	1.55%
Electric Utilities	1.43%
Diversified Banks	1.43%
Semiconductor Equipment	1.40%
Aerospace & Defense	1.28%
Real Estate Operating Companies	1.24%
Construction Materials	1.20%
Renewable Electricity	1.07%
Semiconductors	1.05%
Health Care Equipment	1.05%
Industrial Conglomerates	1.02%
Other Industries (each less than 1%)	27.08%

89.58%

Percentages are based upon common and preferred stocks as a percentage of net assets.

The accompanying notes are an integral part of the financial statements.
18	www.iconfunds.com

ICON International Funds	Statements of Assets and Liabilities
September 30, 2016

	ICON Emerging Markets Fund	ICON International Equity Fund

Assets
Investments, at cost	$57,933,100	$62,867,524

Investments, at value(a)	58,949,730	61,927,502
Cash	–	3,989
Foreign currency, at value (Cost $26,512 and $3,749, respectively)	26,563	3,885
Receivables:
Investments sold	1,244,647	635,119
Fund shares sold	308,392	895
Expense reimbursements due from Adviser	40,903	13,314
Dividends	30,399	59,031
Foreign tax reclaims	–	53,622
Other assets	10,431	13,992

Total assets	60,611,065	62,711,349

Liabilities
Payables:
Payable for collateral received on securities loaned	–	4,165,210
Payable to custodian	2,981,949	–
Investments purchased	1,616,787	2,610,618
Fund shares redeemed	18,312	39,936
Advisory fees	44,851	46,280
Transfer agent fees	17,586	6,187
Fund accounting fees	6,261	9,350
Accrued distribution fees	2,624	3,015
Trustee fees and expenses	2,225	2,397
Administration fees	2,306	2,394
Accrued expenses	47,807	51,321

Total liabilities	4,740,708	6,936,708

Net Assets - all share classes	$55,870,357	$55,774,641

Net Assets - Class S	$45,786,335	$50,004,737

Net Assets - Class C	$1,011,704	$2,940,958

Net Assets - Class A	$9,072,318	$2,828,946

Net Assets Consists of
Paid-in capital	$60,486,102	$147,782,786
Accumulated undistributed net investment income/(loss)	(121,597)	(227,984)
Accumulated undistributed net realized gain/(loss)	(5,511,331)	(90,837,619)
Unrealized appreciation/(depreciation)	1,017,183	(942,542)

Net Assets	$55,870,357	$55,774,641

Shares outstanding (unlimited shares authorized, no par value)
Class S	3,206,841	4,188,597
Class C	75,376	275,867
Class A	639,079	240,636
Net asset value (offering and redemption price per share)
Class S	$14.28	$11.94
Class C	$13.42	$10.66
Class A	$14.20	$11.76
Class A maximum offering price (100%/ (100%-maximum sales charge)) of net asset value adjusted to the nearest cent per share	$15.06	$12.48
(a) Includes securities on loan of	$–	$3,991,129

The accompanying notes are an integral part of the financial statements.
Annual Report | September 30, 2016	19

ICON International Funds	Statements of Operations
Year Ended September 30, 2016

	ICON Emerging Markets Fund	ICON International Equity Fund

Investment Income
Interest	$3,007	$1,167
Dividends	625,999	1,287,060
Foreign taxes withheld	(78,829)	(115,582)
Income from securities lending, net	–	96,251
Other income	–	18,177

Total investment income	550,177	1,287,073

Expenses
Advisory fees	352,367	674,958
Administration fees	17,684	33,827
Transfer agent fees	87,600	72,097
Distribution fees:
Class C	8,490	30,710
Class A	14,933	8,310
Registration fees	34,626	35,870
Audit and tax service expense	28,040	29,795
Fund accounting fees	29,743	49,452
Trustee fees and expenses	6,101	10,751
Insurance expense	1,416	10,665
Custody fees	43,711	40,888
Printing fees	14,931	15,109
Recoupment of previously reimbursed expenses	14,744	–
Other expenses	36,066	48,913

Total expenses before expense reimbursement	690,452	1,061,345
Expense reimbursement by Adviser due to expense limitation agreement	(119,653)	(38,568)

Net Expenses	570,799	1,022,777

Net Investment Income/(Loss)	(20,622)	264,296

Realized and Unrealized Gain/(Loss)
Net realized gain/(loss) on:
Investments	2,213,629	(2,385,798)
Foreign currency	(66,421)	(251,095)
Capital gains tax	(79,455)	(63,731)

	2,067,753	(2,700,624)

Change in unrealized net appreciation/(depreciation) on:
Investments and foreign currency	2,012,969	5,285,537
Capital gains tax	454	–

	2,013,423	5,285,537

Net realized and unrealized gain/(loss)	4,081,176	2,584,913

Net Increase/(Decrease) in Net Assets Resulting From Operations	$4,060,554	$2,849,209

The accompanying notes are an integral part of the financial statements.
20	www.iconfunds.com

ICON International Funds	Statements of Changes in Net Assets

	ICON Emerging Markets Fund		ICON International Equity Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	September 30, 2016	September 30, 2015	September 30, 2016	September 30, 2015
Operations
Net investment income/(loss)	$(20,622)	$(30,748)	$264,296	$(58,796)
Net realized gain/(loss)(a)	2,067,753	(267,920)	(2,700,624)	(5,163,420)
Change in net unrealized appreciation/(depreciation)	2,013,423	(787,186)	5,285,537	3,119,772

Net increase/(decrease) in net assets resulting from operations	4,060,554	(1,085,854)	2,849,209	(2,102,444)

Dividends and Distributions to Shareholders
Net investment income
Class S	–	–	–	(71,695)

Net decrease from dividends and distributions	–	–	–	(71,695)

Fund Share Transactions
Shares sold
Class S	35,539,610	20,067,880	3,354,948	4,506,506
Class C	823,176	349,016	81,425	82,616
Class A	12,243,987	862,982	175,210	1,145,130
Reinvested dividends and distributions
Class S	–	–	–	70,812
Shares repurchased
Class S	(9,328,014)	(11,885,964)	(23,174,814)	(15,856,511)
Class C	(459,358)	(468,737)	(552,431)	(1,251,157)
Class A	(4,458,977)	(398,743)	(1,184,134)	(1,339,594)

Net increase/(decrease) from fund share transactions	34,360,424	8,526,434	(21,299,796)	(12,642,198)

Total net increase/(decrease) in net assets	38,420,978	7,440,580	(18,450,587)	(14,816,337)
Net Assets
Beginning of year	17,449,379	10,008,799	74,225,228	89,041,565

End of year	$55,870,357	$17,449,379	$55,774,641	$74,225,228

Accumulated undistributed net investment income/(loss)	$(121,597)	$(19,769)	$(227,984)	$(511,973)

Transactions in Fund Shares
Shares sold
Class S	2,656,595	1,456,599	291,975	382,453
Class C	64,476	26,591	7,727	7,381
Class A	918,881	62,831	15,507	94,725
Issued to shareholders in reinvestment of distributions
Class S	–	–	–	6,089
Shares repurchased
Class S	(694,300)	(863,679)	(2,012,460)	(1,317,093)
Class C	(37,993)	(35,508)	(53,203)	(114,930)
Class A	(335,946)	(28,954)	(106,353)	(114,235)

Net increase/(decrease)	2,571,713	617,880	(1,856,807)	(1,055,610)

Shares outstanding, beginning of year	1,349,583	731,703	6,561,907	7,617,517

Shares outstanding, end of year	3,921,296	1,349,583	4,705,100	6,561,907

(a)	The September 30, 2015 presentation has been changed to conform to industry standards and had no effect on the Funds’ change in net assets.

The accompanying notes are an integral part of the financial statements.
Annual Report | September 30, 2016	21

ICON Emerging Markets Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

Class S	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014		Year Ended September 30, 2013	Year Ended September 30, 2012
Net asset value, beginning of period	$12.95	$13.72	$13.51		$12.21	$10.12

Income/(loss) from investment operations:
Net investment income/(loss)(a)	(0.00) (b)	(0.03)	(0.03)		0.06	0.11
Net realized and unrealized gains/(losses) on investments	1.33	(0.74)	0.27		1.33	2.02
Total from investment operations	1.33	(0.77)	0.24		1.39	2.13
Less dividends and distributions:
Dividends from net investment income	–	–	(0.03)		(0.09)	(0.04)
Total dividends and distributions	–	–	(0.03)		(0.09)	(0.04)
Net asset value, end of period	$14.28	$12.95	$13.72		$13.51	$12.21
Total Return	10.27%	(5.61)%	1.78%		11.44%	21.16%
Ratios and Supplemental Data
Net assets, end of period (in 000s)	$45,786	$16,123	$8,942		$29,053	$37,969

Ratio of expenses to average net assets
Before expense limitation	1.85%	2.44%	2.11%		1.64%	1.50%
After expense limitation/ recoupment	1.55%	1.55%	1.88	%(c)	1.64%	1.50%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	(0.32)%	(1.08)%	(0.42)%		0.46%	0.96%
After expense limitation/ recoupment	(0.02)%	(0.19)%	(0.19)%		0.46%	0.96%
Portfolio turnover rate	156%	76%	92%		60%	72%

(a)	Calculated using the average shares method.
(b)	Amount less than $(0.005).
(c)

Effective May 5, 2014, Class S’s operating expenses, not including interest expense, were contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense.

The accompanying notes are an integral part of the financial statements.
22	www.iconfunds.com

ICON Emerging Markets Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

Class C	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012
Net asset value, beginning of period	$12.30	$13.18	$13.06	$11.84	$9.88

Income/(loss) from investment operations:
Net investment income/(loss)(a)	(0.15)	(0.17)	(0.11)	(0.05)	0.01
Net realized and unrealized gains/(losses) on investments	1.27	(0.71)	0.23	1.28	1.95
Total from investment operations	1.12	(0.88)	0.12	1.23	1.96
Less dividends and distributions:
Dividends from net investment income	–	–	–	(0.01)	–
Total dividends and distributions	–	–	–	(0.01)	–
Net asset value, end of period	$13.42	$12.30	$13.18	$13.06	$11.84
Total Return(b)	9.11%	(6.68)%	0.92%	10.44%	19.84%
Ratios and Supplemental Data
Net assets, end of period (in 000s)	$1,012	$601	$762	$832	$869
Ratio of expenses to average net assets
Before expense limitation	4.07%	5.11%	4.65%	3.76%	3.91%
After expense limitation/ recoupment (c)	2.55%	2.55%	2.78%	2.56%	2.55%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	(2.67)%	(3.88)%	(2.70)%	(1.63)%	(1.28)%
After expense limitation/ recoupment	(1.15)%	(1.32)%	(0.83)%	(0.43)%	0.08%
Portfolio turnover rate	156%	76%	92%	60%	72%

(a)	Calculated using the average shares method.
(b)	The total return calculation excludes any sales charges.
(c)

The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

The accompanying notes are an integral part of the financial statements.
Annual Report | September 30, 2016	23

ICON Emerging Markets Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

	Year Ended September 30,	Year Ended September 30,	Year Ended September 30,	Year Ended September 30,	Year Ended September 30,
Class A	2016	2015	2014	2013	2012
Net asset value, beginning of period	$12.91	$13.71	$13.51	$12.17	$10.10

Income/(loss) from investment operations:
Net investment income/(loss)(a)	(0.01)	(0.07)	(0.04)	0.04	0.09
Net realized and unrealized gains/(losses) on investments	1.30	(0.73)	0.27	1.33	2.00
Total from investment operations	1.29	(0.80)	0.23	1.37	2.09

Less dividends and distributions:
Dividends from net investment income	–	–	(0.03)	(0.03)	(0.02)
Total dividends and distributions	–	–	(0.03)	(0.03)	(0.02)

Net asset value, end of period	$14.20	$12.91	$13.71	$13.51	$12.17

Total Return(b)	9.99%	(5.84)%	1.68%	11.29%	20.73%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$9,072	$725	$305	$789	$690

Ratio of expenses to average net assets
Before expense limitation	2.16%	4.75%	4.32%	2.97%	2.88%
After expense limitation/ recoupment (c)	1.80%	1.80%	1.95%	1.81%	1.80%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	(0.43)%	(3.44)%	(2.65)%	(0.82)%	(0.31)%
After expense limitation/recoupment	(0.07)%	(0.49)%	(0.28)%	0.34%	0.77%
Portfolio turnover rate	156%	76%	92%	60%	72%

(a)	Calculated using the average shares method.
(b)	The total return calculation excludes any sales charges.
(c)

The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

The accompanying notes are an integral part of the financial statements.
24	www.iconfunds.com

ICON International Equity Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

Class S(a)	Year Ended September 30, 2016	Year Ended September 30, 2015		Year Ended September 30, 2014	Year Ended September 30, 2013		Year Ended September 30, 2012

Net asset value, beginning of period	$11.37	$11.75		$11.81	$11.05		$9.22

Income/(loss) from investment operations:
Net investment income/(loss)(b)	0.05	0.00	(c)	0.06	0.07		0.16
Net realized and unrealized gains/(losses) on investments	0.52	(0.37)		(0.12)	0.74		1.78

Total from investment operations	0.57	(0.37)		(0.06)	0.81		1.94

Less dividends and distributions:
Dividends from net investment income	–	(0.01)		–	(0.00)	(d)	(0.11)
Distributions from net realized gains	–	–		–	(0.05)		–

Total dividends and distributions	–	(0.01)		–	(0.05)		(0.11)

Net asset value, end of period	$11.94	$11.37		$11.75	$11.81		$11.05

Total Return	5.01%	(3.15)%		(0.51)%	7.33%		21.19%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$50,005	$67,201		$80,356	$42,105		$56,152
Ratio of expenses to average net assets
Before expense limitation	1.45%	1.41%		1.41%	1.45%		1.39%
After expense limitation/recoupment (e)	1.45%	1.41%		1.41%	1.45%		1.39%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	0.45%	0.00%	(f)	0.44%	0.65%		1.47%
After expense limitation/recoupment	0.45%	0.00%	(f)	0.44%	0.65%		1.47%
Portfolio turnover rate	198%	204%		193%	138%		122%

(a)	Class S shares were formerly named Class Z shares prior to January 23, 2012.
(b)	Calculated using the average shares method.
(c)	Amount less than $0.005.
(d)	Amount less than $(0.005).
(e)

The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

(f)	Less than 0.005% of average net assets.

The accompanying notes are an integral part of the financial statements.
Annual Report | September 30, 2016	25

ICON International Equity Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

Class C	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012
Net asset value, beginning of period	$10.27	$10.72	$10.89	$10.26	$8.56

Income/(loss) from investment operations:
Net investment income/(loss)(a)	(0.09) (b)	(0.12)	(0.08)	(0.04)	(0.02)
Net realized and unrealized gains/(losses) on investments	0.48	(0.33)	(0.09)	0.67	1.72
Total from investment operations	0.39	(0.45)	(0.17)	0.63	1.70

Net asset value, end of period	$10.66	$10.27	$10.72	$10.89	$10.26

Total Return(c)	3.80%	(4.20)%	(1.56)%	6.14%	19.86%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$2,941	$3,299	$4,597	$5,657	$6,773

Ratio of expenses to average net assets
Before expense limitation	3.13%	2.96%	2.82%	2.77%	2.72%
After expense limitation/ recoupment (d)	2.55%	2.55%	2.56%	2.56%	2.55%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	(1.40)%	(1.56)%	(0.99)%	(0.63)%	(0.41)%
After expense limitation/ recoupment	(0.82)%	(1.15)%	(0.73)%	(0.42)%	(0.24)%
Portfolio turnover rate	198%	204%	193%	138%	122%

(a)	Calculated using the average shares method.
(b)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.
(c)	The total return calculation excludes any sales charges.
(d)

The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

The accompanying notes are an integral part of the financial statements.
26	www.iconfunds.com

ICON International Equity Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

Class A(a)	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012

Net asset value, beginning of period	$11.24	$11.65	$11.75	$10.99	$9.16
Income/(loss) from investment operations:
Net investment income/(loss)(b)	0.05	(0.04)	0.00(c)	0.04	0.11
Net realized and unrealized gains/(losses) on investments	0.47	(0.37)	(0.10)	0.73	1.77

Total from investment operations	0.52	(0.41)	(0.10)	0.77	1.88

Less dividends and distributions:
Dividends from net investment income	–	–	–	(0.00) (d)	(0.05)
Distributions from net realized gains	–	–	–	(0.01)	–

Total dividends and distributions	–	–	–	(0.01)	(0.05)

Net asset value, end of period	$11.76	$11.24	$11.65	$11.75	$10.99

Total Return(e)	4.63%	(3.52)%	(0.85)%	7.03%	20.61%
Ratios and Supplemental Data
Net assets, end of period (in 000s)	$2,829	$3,725	$4,089	$5,043	$6,309
Ratio of expenses to average net assets
Before expense limitation	2.43%	2.25%	2.12%	2.19%	2.01%
After expense limitation/ recoupment (f)	1.80%	1.80%	1.81%	1.81%	1.80%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	(0.19)%	(0.77)%	(0.27)%	(0.06)%	0.85%
After expense limitation/ recoupment	0.44%	(0.32)%	0.04%	0.32%	1.06%
Portfolio turnover rate	198%	204%	193%	138%	122%

(a)	Class I shares merged into Class A on January 23, 2012. The results of each class prior to the merger may have been different than what is presented.
(b)	Calculated using the average shares method.
(c)	Amount less than $0.005.
(d)	Amount less than $(0.005).
(e)	The total return calculation excludes any sales charges.
(f)

The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

The accompanying notes are an integral part of the financial statements.
Annual Report | September 30, 2016	27

ICON International Funds	Notes to Financial Statements
September 30, 2016

 1.  ORGANIZATION

The ICON Emerging Markets Fund (“Emerging Markets Fund”) and ICON International Equity Fund (“International Equity Fund”) are series funds (individually a “Fund” and collectively, the “Funds”). The Funds are part of the ICON Funds (the “Trust”), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end investment management company. Each Fund offers three classes of shares: Class S, Class C and Class A. All classes have equal rights as to earnings, assets and voting privileges except that each Class may bear different distribution fees, registration costs, legal costs, mailing and printing costs and shareholder servicing costs and each Class has exclusive voting rights with respect to its distribution plan. There are currently fifteen other active Funds within the Trust. Those Funds are covered by separate prospectuses and shareholder reports.

Each Fund is authorized to issue an unlimited number of no par shares. The Funds primarily invest in foreign securities; the Emerging Markets Fund primarily invests in securities of issuers whose principal activities are in emerging markets, or are economically tied to an emerging market country. The International Equity Fund primarily invests in foreign equity securities. Foreign equity securities refer to securities of issuers, wherever organized, whose securities are listed or traded principally on a recognized stock exchange or over-the-counter market outside the United States. The investment objective of each Fund is to provide long-term capital appreciation.

The Funds, like all investments in securities, have elements of risk, including risk of loss of principal. There is no assurance that the Funds will achieve their investment objectives and may underperform funds with similar investment objectives. An investment concentrated in sectors and industries involves greater risk and volatility than a more diversified investment. Investments in foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar-denominated transactions as a result of, among other factors, the possibility of less government supervision and regulation of foreign securities markets and the possibility of political or economic instability. Financial statements of foreign companies are governed by different accounting, auditing, and financial standards than U.S. companies and may be less transparent and uniform than in the United States. Many corporate governance standards, which help ensure the integrity of public information in the United States, may not exist in some foreign countries. In general, there may be less governmental supervision of foreign stock exchanges and securities brokers and issuers. There are also risks associated with small-and mid-cap investing, including limited product lines, less liquidity, and small market share. Securities of emerging or developing market companies may be less liquid and more volatile than securities in countries with more mature markets.

The Emerging Markets Fund has a significant weighting in South Korea which may cause the Fund’s performance to be susceptible to the economic, business and/or other developments that may affect that country.

In the normal course of business, the Funds may enter into various agreements that provide for general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown as any potential exposure involving future claims that may be made against each Fund is unknown. However, based on experience, the Funds expect the risk of loss to be remote.

 2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates. Each Fund is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

Investment Valuation

The Funds’ securities and other assets, excluding options on securities indexes, are valued at the closing price as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4 p.m. Eastern Standard Time) each day the NYSE is open, except that securities traded primarily on the NASDAQ Stock Market (“NASDAQ”) are normally valued by the Funds at the NASDAQ Official Closing Price provided by NASDAQ each business day. If the NYSE closes unexpectedly and there is active trading on other exchanges, the securities will be valued at the Valuation Time based off of those exchanges. Options on securities indexes are valued at the close of the Chicago Board Options Exchange (normally 4:15 p.m. Eastern Standard Time) on each day the NYSE is open for trading.

The Funds use pricing services to obtain the market value of securities in their portfolios. If a pricing service is not able to provide a price, or the pricing service’s valuation is considered inaccurate or does not, in the Funds’ judgment, reflect the market value of the security, prices may be obtained through market quotations from independent broker/dealers. If market quotations from these sources are not readily available, the

28	www.iconfunds.com

ICON International Funds	Notes to Financial Statements
September 30, 2016

Funds’ securities or other assets are valued at fair value as determined in good faith by the Funds’ Board of Trustees (the “Board”) or pursuant to procedures approved by the Board.

Lacking any sales that day, a security is valued at the current closing bid price (or yield equivalent thereof) or based on quotes obtained from dealers making a market for the security. Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Debt securities with a remaining maturity of greater than 60 days are valued using the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is based upon a matrix valuation system which considers such factors as security prices, yields, maturities and ratings. Short-term debt securities with remaining maturities of 60 days or less are generally valued at amortized cost or original cost plus accrued interest, which approximates market value. Currency rates as of the close of the NYSE are used to convert foreign security values into U.S. dollars.

Securities of investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded. Investments in shares of funds that are not traded on an exchange are valued at the end of day net asset value per share of such fund. Securities in the underlying funds, including restricted securities are valued in accordance with the valuation policy of such fund.

The Funds’ securities traded in countries outside of the Western Hemisphere are fair valued daily by utilizing the quotations of an independent pricing service, unless the Board determines that use of another valuation methodology is appropriate. The purposes of daily fair valuation are to avoid stale prices and to take into account, among other things, any significant events occurring after the close of foreign markets. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movements and changes in the prices of indexes, securities and exchange rates in other markets to determine fair value as of the time a Fund calculates its net asset value (“NAV”). The valuation assigned to fair-value securities for purposes of calculating a Fund’s NAV may differ from the security’s most recent closing market price and from the prices used by other mutual funds to calculate their NAVs.

Various inputs are used to determine the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical securities.

Level 2 — significant observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, and credit risk).

Level 3 — significant unobservable inputs.

Observable inputs are those based on market data obtained from sources independent of the Funds, and unobservable inputs reflect the Funds’ own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Funds evaluate and determine whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the Funds’ investments, based on the inputs used to determine their values on September 30, 2016:

ICON Emerging Markets Fund

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks
Gas Utilities	$373,954	$377,916	$–	$751,870
Oil & Gas Exploration & Production	145,699	933,520	–	1,079,219
Packaged Foods & Meats	181,281	809,671	–	990,952
Pharmaceuticals	138,030	1,582,099	–	1,720,129
Semiconductors	262,169	658,130	–	920,299
Other	2,780,826	41,158,124	–	43,938,950
Short-Term Investments
Money Market Funds	3,000,000	–	–	3,000,000
Time Deposits	–	6,548,311	–	6,548,311
Total	$6,881,959	$52,067,771	$–	$58,949,730

Annual Report | September 30, 2016	29

ICON International Funds	Notes to Financial Statements
September 30, 2016

ICON International Equity Fund

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks
Biotechnology	$931,274	$963,296	$–	$1,894,570
Data Processing & Outsourced Services	418,027	774,107	–	1,192,134
Gas Utilities	233,722	203,059	–	436,781
Gold	1,122,419	1,918,766	–	3,041,185
Multi-Utilities	842,796	1,232,363	–	2,075,159
Pharmaceuticals	853,408	3,996,827	–	4,850,235
Other	2,012,401	34,385,136	–	36,397,537
Preferred Stocks	79,729	–	–	79,729
Collateral for Securities on Loan	–	4,165,210	–	4,165,210
Short-Term Investments	–	7,794,962	–	7,794,962
Total	$6,493,776	$55,433,726	$–	$61,927,502

*	Please refer to the Schedule of Investments and the Sector/Industry Classification and Country Composition tables for additional security details.

There were no Level 3 securities held in any of the Funds at September 30, 2016.

For the Emerging Markets Fund, there was no transfer activity between Level 1 and Level 2 for the year ended September 30, 2016.

For the International Equity Fund, common stocks valued at $801,016 were transferred from Level 1 to Level 2 during the year ended September 30, 2016. At September 30, 2015, these securities were valued using quoted market prices in active markets without using fair value adjustment factors; at September 30, 2016, these securities were valued using quoted market prices in active markets with fair value adjustment factors.

The end of period timing recognition is used for the transfers between levels of each Fund’s assets and liabilities.

Fund Share Valuation

Fund shares are sold and redeemed on a daily basis at net asset value. Net asset value per share is determined daily as of the close of trading on the NYSE on each day the NYSE is open for trading by dividing the total value of the Fund’s investments and other assets, less liabilities, by the number of Fund shares outstanding.

Foreign Currency Translation

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated daily into U.S. dollars at the prevailing rates of exchange. Income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Purchases and sales of securities are translated into U.S. dollars at the contractual currency exchange rates established at the time of each trade.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Net unrealized appreciation or depreciation on investments and foreign currency translations arise from changes in the value of assets and liabilities resulting from changes in the exchange rates and changes in market prices of securities held.

Forward Foreign Currency Contracts

The Funds may enter into short-term forward foreign currency contracts. A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. The Funds use forward foreign currency contracts to manage foreign currency exposure with respect to transactional hedging, positional hedging, cross hedging and proxy hedging.

These contracts involve market risk and do not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of those securities decline. The Funds could be exposed to risk if the value of the currency changes unfavorably. Additionally, the Funds could be exposed to counterparty risk if the counterparties are unable to meet the terms of the contracts.

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ICON International Funds	Notes to Financial Statements
September 30, 2016

These contracts are marked-to-market daily. Net realized gains and losses on foreign currency transactions represent disposition of foreign currencies, and the difference between the amount recorded at the time of the transaction and the U.S. dollar amount actually received. Any realized gain or loss incurred by the Funds due to foreign currency translation is included on the Statements of Operations. At September 30, 2016 and for the year then ended, the Emerging Markets Fund and International Equity Fund had no outstanding forward foreign currency contracts.

Securities Lending

Under procedures adopted by the Board, the Funds may lend securities to certain approved brokers, dealers and other financial institutions to earn additional income. Cash collateral is received in exchange for securities on loan in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked to market daily. The Funds retain certain benefits of owning the securities, including receipt of dividends or interest generated by the security, but give up other rights including the right to vote proxies. The Funds retain the ability to recall the loans at any time and could do so in order to vote proxies or to sell the loaned securities. Each loan is collateralized by cash that generally exceeds the value of the securities on loan. The market value of the loaned securities is determined daily at the close of business of the Funds and any additional required collateral is delivered to each Fund on the next business day.

Generally, in the event of borrower default, the Funds have the right to use the collateral to offset any losses incurred. In the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral, there may be a potential loss to the Funds. Some of these losses may be indemnified by the lending agent.

The Funds have elected to invest the cash collateral in the State Street Navigator Prime Portfolio which is disclosed on the Schedule of Investments. The Funds bear the risk of loss with respect to the investment of collateral. The net securities lending income earned by the Funds for the year ended September 30, 2016, is included in the Statements of Operations.

The value of the collateral could include collateral held for securities that were sold on or before September 30, 2016. It may also include collateral received from the pre-funding of security loans.

The following table indicates the total amount of securities loaned by type, reconciled to gross liability payable upon return of the securities loaned by the Fund as of September 30, 2016:

	Remaining contractual maturity of the lending agreement
	Overnight & Continuous	Up to 30 days	30-90 days	Greater than 90 days	Market Value	Collateral Received	Excess amount due to counterparty
Securities Lending Transactions
ICON International Equity Fund
Equity Securities	$3,991,129	$–	$–	$–	$3,991,129	$4,165,210	$174,081

Income Taxes, Dividends, and Distributions

The Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code and, accordingly, the Funds will generally not be subject to federal and state income taxes or federal excise taxes to the extent that they intend to make sufficient distributions of net investment income and net realized capital gains.

Dividends paid by the Funds from net investment income and distributions of net realized short-term gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

Dividends and distributions to shareholders are recorded by the Funds on the ex-dividend/distribution date. The Funds distribute income and net realized capital gains, if any, to shareholders at least annually, if not offset by capital loss carryforward. The Funds may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for federal income tax is required in the Funds’ financial statements.

The Funds file U.S. tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the past three years, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Annual Report | September 30, 2016	31

ICON International Funds	Notes to Financial Statements
September 30, 2016

Certain foreign countries impose a capital gains tax which is accrued by the Funds based on the unrealized appreciation, if any, on affected securities. Any accrual would reduce a Fund’s NAV. The tax is paid when the gain is realized and is included in capital gains tax in the Statements of Operations.

Investment Income

Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Interest income is accrued as earned. Certain dividends from foreign securities are recorded as soon as the Funds are informed of the dividend if such information is obtained subsequent to the ex-dividend date. Discounts and premiums on fixed income securities purchased are accreted or amortized to income over the life of the respective securities based on effective yield.

Investment Transactions

Security transactions are accounted for no later than one business day after the trade date. However, for financial reporting purposes, security transactions are accounted for on the trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Withholding Tax

Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. The ability of issuers of debt securities held by the Funds to meet their obligations may be effected by economic and political developments in specific country or region.

Other

The Funds hold certain investments which pay dividends to their shareholders based upon available funds from operations. It is possible for these dividends to exceed the underlying investments’ taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. Distributions received from investments in securities that represent a return of capital or capital gains are recorded as a reduction of the cost of investments or as a realized gain, respectively.

Allocation of Expenses

Each class of a Fund’s shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, based upon relative net assets of each class. Expenses which cannot be directly attributed to a specific Fund in the Trust are apportioned between all Funds in the Trust based upon relative net assets. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class-specific expenses are allocated daily to each class of shares based upon the proportion of net assets.
Below are additional class level expenses that are included on the Statements of Operations:

Fund	Printing Fees	Transfer Agent Fees*	Registration Fees
ICON Emerging Markets Fund
Class S	$ 12,054	$ 64,026	$ 15,530
Class C	703	2,903	9,757
Class A	2,174	12,735	9,339
ICON International Equity Fund
Class S	11,895	41,326	14,467
Class C	1,366	13,286	9,548
Class A	1,848	14,206	11,855

*	Transfer agent out of pocket fees are a Fund level expense.

32	www.iconfunds.com

ICON International Funds	Notes to Financial Statements
September 30, 2016

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees

ICON Advisers, Inc. (“ICON Advisers”) serves as investment adviser to the Funds and is responsible for managing the Funds’ portfolios of securities. ICON Advisers receives a monthly management fee that is computed daily at an annual rate of 1.00% of each Fund’s average daily net assets. ICON Advisers has contractually agreed to limit the Funds’ operating expenses (exclusive of brokerage, interest, taxes, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to ensure that the Funds’ expenses do not exceed the following amounts:

Fund	Class S	Class C	Class A
ICON Emerging Markets Fund	1.55%	2.55%	1.80%
ICON International Equity Fund	1.55%	2.55%	1.80%

The Funds’ expense limitations will continue in effect until at least January 31, 2021 for Class A, Class C and International Equity Fund Class S. Effective May 5, 2014, ICON Advisers contractually agreed to limit the total expenses of the Emerging Markets Fund Class S shares to an annual rate of 1.55% in effect until at least January 31, 2017. To the extent ICON Advisers reimburses or absorbs fees and expenses, it may seek payment of such amounts for up to three years after the expenses were reimbursed or absorbed. A Fund will make no such payment, however, if the total Fund operating expenses exceed the expense limits in effect at the time these payments are proposed.

As of September 30, 2016 the following amounts were available for recoupment by ICON Advisers based upon their potential expiration dates:

Fund		Expires 2017		Expires 2018		Expires 2019
ICON Emerging Markets Fund	$	49,592	$	128,006	$	119,653
ICON International Equity Fund		29,665		34,662		38,568

Accounting, Custody and Transfer Agent Fees

Effective March 1, 2016, ALPS Fund Services (“ALPS”) serves as the fund accounting agent for the Funds. Prior to March 1, 2016, State Street Bank and Trust Company (“State Street”) served as the fund accounting agent for the Funds. For its services, the Trust pays ALPS a fee that is calculated daily and paid monthly at an annual rate based on the aggregate average daily net assets of the Trust.

State Street is the custodian of the Trust’s investments. For its services, the Trust pays State Street asset-based fees that vary according to the number of positions and transactions, plus out-of-pocket expenses.

Effective April 9, 2016, ALPS became the transfer agent for the Trust. For these services, the Trust pays an annual fee plus annual base fee per Fund, per account fees and out-of-pocket expenses. Prior to April 9, 2016, Boston Financial Data Services, Inc. was the Trust’s transfer agent.

Administrative Services

The Trust has entered into an administrative services agreement with ICON Advisers pursuant to which ICON Advisers oversees the administration of the Trust’s business and affairs. This agreement provides for an annual fee of 0.05% on the Trust’s first $1.5 billion of average daily net assets, 0.045% on the next $1.5 billion of average daily net assets, 0.040% on the next $2 billion of average daily net assets and 0.030% on average daily net assets over $5 billion. For the year ended September 30, 2016, each Fund’s payment for administrative services to ICON Advisers is included on the Statements of Operations. The administrative services agreement provides that ICON Advisers will not be liable for any error of judgment, mistake of law, or any loss suffered by the Trust in connection with matters to which the administrative services agreement relates, except for a loss resulting from willful misfeasance, bad faith or negligence by ICON Advisers in the performance of its duties.

Effective March 1, 2016, ICON Advisers has a sub-administration agreement with ALPS under which ALPS assists ICON Advisers with the administration and business affairs of the Trust. For its services, ICON Advisers pays ALPS a fee that is calculated daily and paid monthly at an annual rate based on the aggregate average daily net assets of the Trust. Prior to March 1, 2016, the sub-administration agreement was between ICON Advisers and State Street.

Distribution Fees

The Funds have adopted a non-compensatory Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (“12b-1 Plan”) under which the Funds are authorized to compensate the Funds’ distributor, ICON Distributors, Inc. (“IDI”) (an affiliate of the adviser) for the sale and distribution of shares

Annual Report | September 30, 2016	33

ICON International Funds	Notes to Financial Statements
September 30, 2016

and for other shareholder services. Under the 12b-1 Plan, the Distribution Plan provides for reimbursement of expenses incurred by IDI related to distribution and marketing. The shareholders of the Funds pay an annual distribution and service fee of 1.00% of average daily net assets for Class C shares and an annual distribution and service fee of 0.25% of average daily net assets for Class A shares. There is no annual distribution and service fee for Class S shares. The total amount paid under the 12b-1 plans by the Funds is shown on the Statements of Operations.

In addition, IDI, as Distributor, receives a contingent deferred sales charge at a rate of 1.00% of the purchase price for the sale of Class C shares within one year of purchase. For Class A shares, the public offering price equals net asset value plus the applicable sales charge, which is a maximum of 5.75%. IDI receives a portion of this sales charge and may redistribute it as dealer discounts and brokerage commissions to non-related parties.

Other Related Parties

Certain Officers and Directors of ICON Advisers are also Officers and Trustees of the Funds; however, such Officers and Trustees (with the exception of the Chief Compliance Officer, “CCO”) receive no compensation from the Funds. The Trust paid 95% of the CCO’s salary and the remaining portion, along with other employee related expenses, is paid by ICON Advisers. For the year ended September 30, 2016, the total related amounts paid by the Funds under this arrangement are included in Other Expenses on the Statements of Operations.

The Funds may reimburse ICON Advisers for legal work performed for the Funds by its attorneys outside of the advisory and administration contracts. The Board of Trustees reviews and approves such reimbursements. For the year ended September 30, 2016, the total related amounts paid by the Funds under this arrangement was $1,718 and is included in Other Expenses on the Statements of Operations.

The Funds engaged in cross trades with each other during the year ended September 30, 2016 pursuant to Rule 17a-7 under the 1940 Act. Generally, cross trading is the buying or selling of portfolio securities between funds to which the Adviser serves as the investment adviser. The Board of Trustees previously adopted procedures that apply to transactions between the Funds and its affiliates pursuant to Rule 17a-7. At its regularly scheduled meetings, the Board of Trustees reviews such transactions as of the most current calendar quarter for compliance with the requirements set forth by Rule 17a-7 and the Funds’ procedures. The procedures require that the transactions be a purchase or sale for no consideration other than cash payment against prompt delivery of a security for which market quotations are readily available, and be consistent with the investment policies of each Fund.

4. BORROWINGS

The Trust has entered into a uncommitted, unsecured, revolving Line of Credit agreement/arrangement with State Street to provide temporary funding for redemption requests. Effective March 21, 2016, the maximum borrowing limit was changed from $75 million to $50 million. Interest on domestic borrowings is charged at a rate quoted and determined by State Street. The Line of Credit agreement/arrangement expires on March 20, 2017.

For the year ended September 30, 2016, there were no outstanding borrowings under this agreement/arrangement.

5. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the year ended September 30, 2016, the aggregate cost of purchases and proceeds from sales of securities (excluding short-term securities) was as follows:

Fund	Purchases of Securities	Proceeds from Sales of Securities
ICON Emerging Markets Fund	$74,101,089	$ 43,680,300
ICON International Equity Fund	111,325,450	132,122,729

6. FEDERAL INCOME TAX

The following information is presented on an income tax basis. Differences between GAAP and federal income tax purposes that are permanent in nature are reclassified within the capital accounts. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds. These differences are due to differing treatments for items such as passive foreign investment companies, foreign currency transactions, foreign capital gain tax treatment, and net investment losses.

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ICON International Funds	Notes to Financial Statements
September 30, 2016

For the year ended September 30, 2016 the following Funds had capital loss carryforwards:

Fund	Expiring in 2017	Expiring in 2018
ICON Emerging Markets Fund	$5,511,331	$–
ICON International Equity Fund	53,195,839	27,012,993

For Emerging Markets Fund, the capital loss carryovers used during the year ended September 30, 2016 was $1,965,204.

For International Equity Fund, the short-term and long-term capital losses with no expiration were $5,701,835 and $1,856,542, respectively.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”) capital losses generated by a Fund may be carried over indefinitely, but these losses must be used prior to the utilization of any pre-enactment capital losses. Since pre-enactment capital losses may only be carried forward for eight years there may be a greater likelihood that all or a portion of each Fund’s pre-enactment capital losses will expire unused.

The Funds did not pay distributions to shareholders during the fiscal year ended September 30, 2016.

The tax characteristics of distributions paid to shareholders during the fiscal year ended September 30, 2015, were as follows:

Fund	Ordinary Income	Long-Term Capital Gains
ICON International Equity Fund	$71,689	$-

As of September 30, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Late Year Loss Deferral*	Capital Loss Carryforward	Unrealized Appreciation/ (Depreciation)**	Total Accumulated Earnings/(Deficit)
ICON Emerging Markets Fund	$–	$(17,461)	$(5,511,331)	$913,047	$(4,615,745)
ICON International Equity Fund	–	(3,287,282)	(87,767,209)	(953,654)	(92,008,145)

*	The Funds have elected to defer certain qualified late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year.
**	Differences between the book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to investments in passive foreign investment companies.

As of September 30, 2016, cost on investments for federal income tax purposes and the amount of net unrealized appreciation/(depreciation) were as follows:

Fund	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Appreciation/ (Depreciation) of Foreign Currency	Net Unrealized Appreciation/ (Depreciation)		Cost of Investments for Income Tax Purposes
ICON Emerging Markets Fund	$3,207,947	$(2,295,453)	$553	$	913,047	$58,037,236
ICON International Equity Fund	2,875,956	(3,827,090)	(2,520)		(953,654)	62,878,636

 7. SUBSEQUENT EVENTS

On October 14, 2016, the State Street Navigator Prime Portfolio, the collateral vehicle for securities lending, became the State Street Navigator Securities Lending Government Money Market Portfolio (“Government Money Market Portfolio”). The Government Money Market Portfolio will seek: (i) current income to the extent consistent with the preservation of capital and liquidity; and (ii) the maintenance of a stable $1.00 per share net asset value.

On November 14, 2016, the ICON Funds Board of Trustees approved the closing of ICON Emerging Markets Class C shares to new investors effective immediately and the merger of the ICON Emerging Markets Class C shares into the Class A shares on or around February 15, 2017.

 8. CHANGE OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of the Funds dismissed PricewaterhouseCoopers LLP (“PwC”), as the independent registered public accounting firm of the Funds and appointed Cohen & Company, Ltd. (“Cohen”) effective July 27, 2016.

Annual Report | September 30, 2016	35

ICON International Funds	Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

ICON Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the ICON Emerging Markets Fund and ICON International Fund (the “Funds”, each a series of ICON Funds) as of September 30, 2016, and the related statements of operations and changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The Funds’ financial statements and financial highlights for the years ended September 30, 2015 and prior, were audited by other auditors, whose report dated November 18, 2015 expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2016, the results of their operations, the changes in their net assets, and their financial highlights for year then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN & COMPANY, LTD.

Cleveland, Ohio

November 23, 2016

36	www.iconfunds.com

ICON International Funds	Disclosure of Fund Expenses
September 30, 2016 (Unaudited)

Example

As a shareholder of a Fund you may pay two types of fees: transaction fees and fund-related fees. Certain funds charge transaction fees, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees. Funds also incur various ongoing expenses, including management fees, distribution and/or service fees, and other fund expenses, which are indirectly paid by shareholders.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the various ICON Funds and to compare these costs with the ongoing costs of investing in other mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the six-month period (4/01/16 – 9/30/16).

Actual Expenses

The first line in the table for each Fund provides information about actual account values and actual expenses. The Example includes, but is not limited to, management fees, 12b-1 fees, fund accounting, custody and transfer agent fees. However, the Example does not include client specific fees, such as the $15 fee charged to IRA accounts, or the $15 fee charged for wire redemptions. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table for each Fund provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees that may be charged by other funds. Therefore, this information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value April 1, 2016	Ending Account Value September 30, 2016	Expense Ratio(a)	Expenses Paid During period April 1, 2016 - September 30, 2016(b)
ICON Emerging Markets Fund
Class S
Actual	$ 1,000.00	$ 1,060.10	1.55%	$ 7.98
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,017.25	1.55%	$ 7.82
Class C
Actual	$ 1,000.00	$ 1,055.00	2.55%	$ 13.10
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,012.25	2.55%	$ 12.83
Class A
Actual	$ 1,000.00	$ 1,058.90	1.80%	$ 9.27
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,016.00	1.80%	$ 9.07

ICON International Equity Fund
Class S
Actual	$ 1,000.00	$ 1,032.90	1.45%	$ 7.37
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,017.75	1.45%	$ 7.31
Class C
Actual	$ 1,000.00	$ 1,027.00	2.55%	$ 12.92
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,012.25	2.55%	$ 12.83
Class A
Actual	$ 1,000.00	$ 1,030.70	1.80%	$ 9.14
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,016.00	1.80%	$ 9.07

Annual Report | September 30, 2016	37

ICON International Funds	Disclosure of Fund Expenses
September 30, 2016 (Unaudited)

(a)	The Fund’s expense ratios have been annualized based on the Fund’s most recent fiscal half-year expenses.
(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year 183/366 (to reflect the half-year period).

Total returns exclude applicable sales charges. If sales charges were included (maximum 5.75%), returns would be lower.

38	www.iconfunds.com

ICON International Funds	Board of Trustees and Fund Officers
September 30, 2016 (Unaudited)

The ICON Funds Board of Trustees (the “Board”) consists of four Trustees who oversee the 17 ICON Funds (the “Funds”). The Board is responsible for general oversight of the Funds’ business and for assuring that the Funds are managed in the best interest of the Funds’ shareholders. The Trustees, and their ages, and principal occupations are set forth below. The address of the Trustees is 5299 DTC Blvd., Suite 1200, Greenwood Village, CO 80111. Trustees have no official term of office and generally serve until they resign or are not re-elected.

Interested Trustee

Craig T. Callahan, 65, Chairman of the Board. Dr. Callahan has been a Trustee of the Funds since their inception. Dr. Callahan also serves as Chief Executive Officer (2013 to present); and Chairman of the Investment Committee (2005 to present) and served as the Chief Investment Officer (1991 to 2004) and President (2008 to 2013 and 2014 to present) of ICON Advisers. Dr. Callahan is also Executive Vice President (2005 to present); Director (1991 to present); and was previously President (1998 to 2005) and Chief Compliance Officer (2005) of IDI. Dr. Callahan also serves as the President (1998 to present) and Chairman of the Board of Directors (1994 to present) of ICON Management & Research Corporation (“IM&R”), the parent company of ICON Advisers and IDI.

Independent Trustees

Glen F. Bergert, 66. Mr. Bergert has been a Trustee of the Funds since 1999. Mr. Bergert is President of Venture Capital Management LLC (1997 to present), General Partner of SOGNO Partners LP, a venture capital company (2001 to 2015), General Partner of Bergert Properties, LLP, a real estate holding company (1997 to present), General Partner of Pyramid Real Estate Partnership, a real estate development company (1998 to present), General Partner of Chamois Partners, LP, a venture capital company (2004 to present) and was previously a General Partner with KPMG Peat Marwick, LLP (1979 to 1997). Mr. Bergert is also a Director of Delta Dental of California, an insurance company (2013 to present and 2006 to 2012), Delta Dental of Pennsylvania, an insurance company (1998 to 2009 and 2010 to present), Dentegra Group, Inc, an insurance holding company (2010 to 2014) and Delta Reinsurance Corporation (2015 to present; 2011 to 2014 and 2000 to 2009).

John C. Pomeroy, Jr., 69. Mr. Pomeroy has been a Trustee of the Funds since November 2002. Mr. Pomeroy is Chief Investment Officer and Director of Investments, Pennsylvania State University (2001 to present) and was Portfolio Manager and Product Manager, Trinity Investment Management Corporation (1989 to 2001).

R. Michael Sentel, 68. Mr. Sentel has been a Trustee of the Funds since their inception. Mr. Sentel is a Senior Attorney with the U.S. Department of Education (1996 to present). Mr. Sentel also provides legal representation as a sole practitioner with an emphasis on corporate and transactional law. He served as general counsel to numerous public companies and served on the board of directors of one of these clients. Mr. Sentel began his legal career with the U.S. Securities and Exchange Commission’s Division of Enforcement and served as a Branch Chief (1980 to 1981). Later he served as the Section Chief for the Professional Liability Section of the Federal Deposit Insurance Corp. with responsibility for the Rocky Mountain Region (1991 to 1994).

The Officers of the Funds are:

Craig T. Callahan, 65, Chairman of the Board. Dr. Callahan has been a Trustee of the Funds since their inception. Dr. Callahan also serves as Chief Executive Officer (2013 to present); President (1998 to 2013 and 2014 to present) and Chairman of the Investment Committee (2005 to present) and served as the Chief Investment Officer (1991 to 2004) of ICON Advisers. Dr. Callahan is also Executive Vice President (2005 to present); Director (1991 to present); and was previously President (1998 to 2005) and Chief Compliance Officer (2005) of IDI. Dr. Callahan also serves as the President (1998 to present) and Chairman of the Board of Directors (1994 to present) of IM&R, the parent company of ICON Advisers and IDI.

Donald Salcito, 63. Mr. Salcito serves as Vice President and Secretary of the Funds (November 15, 2006 to present). Mr. Salcito is also Executive Vice President and General Counsel (September 2005 to present) of ICON Advisers; Director of IM&R (2005 to present); Executive Vice President, Secretary, General Counsel of IDI (2005 to present). Previously, he was a Partner in various national law firms, practicing in the securities law area. (1980 to 2005).

Carrie M. Schoffman, 43. Ms. Schoffman has been a Vice President and Principal Financial Officer/Treasurer of the Funds since June 2013. Ms. Schoffman is also Chief Compliance Officer (2013 to present and 2004 to 2008) and Anti-Money Laundering Officer (2013 to present) of the ICON Funds. She is Senior Vice President (2011 to present) and Chief Compliance Officer (2013 to present and 2004 to 2011) of ICON Advisers. Previously, she was a Staff Accountant with the Securities and Exchange Commission (2003 to 2004) and also an Experienced Manager (2001 to 2003) and a Senior Associate/Associate (1996 to 2001) at PricewaterhouseCoopers LLP.

Lesley Caviness, 50. Ms. Caviness serves as Assistant Treasurer of the Funds (2014 to present). She has worked at ICON (2007 to 2008 and 2010 to present) in fund accounting, compliance, business intelligence and performance capacities. Prior to working at ICON, Ms. Caviness was a Real Estate Broker at Seasons Real Estate Group (2008 to 2012) and Signature Real Estate (2014 to present), Finance Manager at Navigant (2000 to 2007), and Associate/Senior Associate (1996 to 2000) at PricewaterhouseCoopers LLP.

Annual Report | September 30, 2016	39

ICON International Funds	Additional Information
September 30, 2016 (Unaudited)

Renewal of Investment Advisory Agreement

On August 22, 2016, the Board of Trustees, including all of the Trustees that are not “interested persons” of the Trust (the “Independent Trustees”), approved continuation of the Advisory Agreements (as defined below) with the Adviser for each Fund for an additional one-year term commencing October 1, 2016.

In determining to renew the investment advisory agreements between ICON Funds (the “Trust”) and ICON Advisers, Inc. (“ICON” or the “Adviser”) the Trustees requested, were provided with and reviewed data with respect to the Adviser, its personnel, and the services provided and to be provided to each Fund by the Adviser under the Trust’s Investment Advisory Agreement dated October 9, 1996, as amended (related to the Sector Funds, the International Funds and ICON Fund) and under the Trust’s Investment Advisory Agreement dated July 9, 2002 and effective October 1, 2002, as amended (related to the U.S. Diversified Funds — Bond, Risk-Managed Balanced, Equity Income, Opportunities and Long/Short Funds) (collectively, the “Advisory Agreements”).

The Trustees agreed that consideration of the Advisory Agreements should also include consideration of other agreements between the Adviser and the Trust that impact provisions of the Advisory Agreements, including expense limitation agreements as amended effective April 11, 2016. The Trustees were provided with and reviewed data with respect to the Adviser, its personnel, and the services provided and to be provided to each Fund by the Adviser under the Trust’s Advisory Agreements, Administrative Services Agreement and Expense Limitation Agreement and the Distribution Agreement with ICON Distributors, Inc. (“IDI”). The data included information concerning advisory, distribution and administrative services provided to the Funds by ICON and its related companies; information concerning other businesses of those companies; and comparative data obtained from Strategic Insight (“SI”) related to Fund performance and Fund expenses (the “SI Report”).

The Board convened a meeting with SI on August 10, 2016 to discuss the SI Report and the information contained within the SI Report. Kevin Shine, Senior Managing Director, U.S. Research & Advisory of SI, Alana Burke, Vice President, Corporate Accounts and Joe Frelix, project manager on the15(c) report, discussed the findings of the SI Report with the Independent Trustees. Management personnel participated in the SI meeting convened to discuss the data for and with the Board. At the meeting, SI discussed its methodology, peer selection and the difficulty with some sector funds, expenses and fees, and performance relative to the respective Fund’s peers. SI also discussed the Funds size and how a respective Fund’s size would affect economies of scale, in particular, operating expenses. In addition, the Trustees asked SI for a Mutual Fund Administration Analysis (the “SI Admin Analysis”). Mr. Shine walked the Trustees through the SI Admin Analysis.

Also included in the 15(c) discussion was a briefing on factors affecting the ICON investment model; expenses and expense ratios of each Fund and other ICON managed products; relative performance of each Fund; status of expense reimbursements to the Funds by the Adviser; sales and marketing initiatives; specific business factors affecting IDI; the work load on ICON as adviser and administrator to the Funds; current profitability of ICON; staffing levels and staff morale.

The Independent Trustees were represented by independent legal counsel in this process. In August 2016, after participating in the meeting with SI and management, the Independent Trustees met separately as a group in private sessions with their independent legal counsel to review and discuss the foregoing information. Based on these discussions, independent legal counsel and/or the Lead Independent Trustee also contacted management to request additional information from SI. The Board received materials from independent legal counsel discussing the legal standards applicable to their consideration of the ICON-Trust agreements.

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed information relating to ICON’s operations and personnel. Among other things, the Adviser provided biographical information on its professional staff and descriptions of its organizational and management structure. In the course of their deliberations the Board evaluated, among other things, information relating to the investment philosophy, strategies and techniques used in managing each Fund, the qualifications and experience of ICON’s investment personnel, ICON’s compliance programs, ICON’s brokerage practices, including the extent to which the Adviser obtains research through “soft dollar” arrangements with the Funds’ brokerage, compliance reports on the foregoing, and the financial and non-financial resources available to provide services required under the Advisory Agreement.

During the discussion, the SI Report and the SI Admin Analysis were discussed and management personnel showed performance for each Fund and discussed the factors affecting performance. The Board inquired from SI whether there was any correlation between fund expenses and performance, and SI saw no direct correlation with the ICON Funds other than the obvious observation that higher expenses reduce performance.

During the discussion on performance, management personnel noted that 2015 was very difficult for active managers. Unlike indexes, ICON is an active manager that is willing to look different from an index.

Management elaborated further on performance. For the one year ended May 31, 2014, only three of ICON’s funds beat their respective benchmarks: Consumer Staples, Information Technology, and Long/Short. For the one year ended June 30, 2016, four of the ICON funds beat their

40	www.iconfunds.com

ICON International Funds	Additional Information
September 30, 2016 (Unaudited)

respective benchmarks: Emerging Markets, International Equity, Information Technology, and Utilities. However, on a one year basis, eight are in the top third of their peer groups of which six of those eight are in the top quartile. The low point in the S & P 1500 Index was February 11, 2016. Since February 11 until July, 2016, ICON performed better than the indexes, as seven of the 12 domestic equity funds beat their respective indexes. Also during that same time period, the equity portion of the ICON Equity Income Fund beat the S&P 1500 Index. Five of the nine ICON Sector Funds beat their index for that same period.

Management noted that Advisers’ performance relative to other valuation managers as judged by the AthenaInvest system is above the medium. SI also noted that from a performance point of view, the Funds in the SI Report are compared using the Morningstar data, and there is no Morningstar category for “all cap” funds, but all ICON Funds are improving.

The Board addressed style consistency with the Adviser. Management advised that, based on the Adviser’s own analysis, and with the restructuring of the Adviser, the Adviser has continued an additional level of review on the Portfolio Managers (“PMs”) to make sure they are adhering to the ICON System; the Senior Vice President of Fund Management has been systematically tracking the Funds’ performance; he evaluates each of the ICON Funds to help ensure all PMs are investing consistently and in accordance with the ICON System by evaluating the Funds from an attribution perspective in monthly meetings.

In connection with reviewing data bearing upon the nature, quality, and extent of services furnished by ICON to each Fund, the Board assessed data concerning ICON’s staffing, systems and facilities. The Board also assessed ICON’s non-Trust business to see if there are any initiatives that would dilute service to the Trust. The Board concluded:

A.

That the breadth and the quality of investment advisory and other services being provided to each Fund is satisfactory, as evidenced in part by efforts to address and improve the performance record of each Fund when compared with the performance records of a peer group of comparable funds and markets in general;

B.

That the breadth and the quality of investment advisory and other services being provided to each Fund are satisfactory, the Adviser’s performance is competitive with other fund managers in the value style group, and the Adviser has applied a disciplined approach in the style specified in the Funds’ offering document;

C.

That ICON has made significant expenditures in the past year and in prior years to ensure that it has reasonably sophisticated systems and the highly trained personnel necessary for it to be able to continue to provide quality service to the Funds’ shareholders, including the dedication of substantial resources to ICON’s investment and methodology;

D.

That the Board, after considering compliance reports and compliance initiatives undertaken during the year and conducting individual interviews with selected PMs, is satisfied with the research and portfolio management, that research and portfolio management is being constantly evaluated and improved upon; and that the PMs are evaluating trading services systematically, the Board concluded that the Adviser is providing the Funds with professional management of the nature, quality and scope required by the Funds; and

E.

The risks assumed by ICON in providing investment advisory services to each Fund, including the capital commitments which have been made in the past and which continue to be made by ICON to ensure the continuation of the highest quality of service to the Trust, is made with the recognition that shareholders may redeem their shares at any time without notice and the Trust’s advisory relationship with ICON may be terminated at any time and must be renewed on an annual basis.

In considering the reasonableness of the fees paid to the Adviser for managing each Fund, the Board reviewed, among other things, data concerning other funds from the SI Report, financial statements of the Adviser and an analysis of the profitability of the Adviser, and its affiliates, and their relationship with each Fund over various time periods, and the SI Admin Analysis. Such analysis identified all revenues and other benefits received by the Adviser and its affiliates from managing each Fund, the costs associated with providing such services and the resulting profitability to the Adviser and its affiliates and a comparison of similar data from reports filed by publicly traded firms.

The Board assessed actual (net) fees for advisory services and Fund expense ratios under the contractual relationship (the Advisory agreements, the Administration Agreement and the Expense Limitation Agreements) with the Adviser as opposed to the fees specified in the applicable Advisory Agreement and expense ratios without application of the expense limitations and the low cost of the Administration Agreement and concluded that the focus should be on actual expense ratios after application of the Expense Limitation Agreements.

The Board considered the current and anticipated asset levels of each Fund and the contractual commitments of the Adviser to waive fees and pay expenses of the Funds from time to time to limit the total expenses of the Funds. The Board also considered the Adviser’s contractual commitment regarding administration and the fact it would continue to lose money on administration. In this regard the Board discussed asset levels in each Fund covered by the Advisory Agreements. ICON’s ability to provide the services called for under the Advisory Agreements was assessed in light of current and projected asset levels. Fund expenses and expense ratios were also assessed in light of current and projected asset levels. The Board

Annual Report | September 30, 2016	41

ICON International Funds	Additional Information
September 30, 2016 (Unaudited)

concluded that the Adviser has the resources necessary to provide the services called for under the Advisory Agreements; that profitability to the Adviser and its affiliates from their relationship with the Funds, and services provided to the Funds, is not excessive; and that the Adviser is not realizing material benefits from economies of scale that would warrant adjustments to the fees for any Fund at this time. The Board of Trustees concluded that, in light of the nature, extent and quality of the services provided by the Adviser and the levels of profitability associated with providing these services, the fees charged by the Adviser under the Advisory Agreements to each Fund are reasonable.

In connection with assessing data bearing on the fairness of fee arrangements, the Board considered the SI Report and the SI Admin Analysis. It was noted that SI was selected at the May Board meeting to prepare its reports, an extensive analysis of the expense data of other comparable funds; and that Trustee input was solicited and provided in the process. Among other information discussed, it was noted that:

A.

the advisory fee structures of the Funds are within the range of funds considered in the comparison with advisory fees and expense ratios of other similarly managed funds as set forth in the comparative data;

B.	ICON has contractually agreed to impose expense limitations on each and every Fund at a cost to ICON;

C.	ICON has contractually committed to break points in its fees so that economies of scale could be realized as a Fund grows in assets, for the benefit of Fund shareholders;

D.

ICON has contractually committed to providing Administration services to the Funds at a cost below the average to its peer group, and within the mutual fund universe of open-end fund managers with less than $10 billion in assets under management, at less than 50% of the fee of those funds, at a loss to ICON.

The Board also considered the fees charged by the Adviser to other advisory clients as outlined in its Registration Application on Form ADV in connection with assessing data bearing on the fairness of fee arrangements. The Trustees noted that certain ICON institutional/sub-advised type accounts have lower fees than the fees paid by the Funds for a number of reasons, including but not limited to, those clients call for different commitments of time, institutional clients have low and predictable turnover of assets, in competition joint costs are apportioned among paying customers according to elasticity of demand and the Adviser has a limited level of responsibility in sub-managed accounts, or accounts with an investor agent/advisor.

The Board noted that the Funds’ redemptions were similar to industry averages which showed two things: 1) that the Funds’ Performance was not adversely impacting fund redemptions, and 2) that the fees and costs were competitive when compared to size. The Board noted that there are thousands of mutual funds competing; that investors can search and trade funds on the internet or on platforms at very little or no cost; and that if the Adviser were overcharging for its services, the Board would have expected redemptions in excess of industry norms.

The Board concluded that the Adviser is providing the Funds with professional management at a fair, reasonable and competitive price.

In connection with assessing the direct and indirect benefits to ICON from serving as the Funds’ adviser, the Board discussed services provided under the Distribution Agreement and the Administrative Services Agreement which are in addition to services under the Advisory Agreements. It was noted that IDI does not charge a fee to the Funds for its services and that ICON’s fee for administrative services ICON appears from the SI Admin Analysis to be below the average to its peer group, and within the mutual fund universe of open-end fund managers with less than $10 billion in assets under management, at less than 50% of the fee of those funds, at a loss to ICON. The Board noted that ICON receives research assistance (primarily in the form of data) from the use of soft dollars generated from Fund portfolio transactions; that such research assists ICON in providing quality advisory services; that Trust and Adviser compliance personnel continuously evaluate and report on the soft-dollar arrangements and related costs; and the Board concluded that the arrangements are consistent with Fund brokerage practices and benefit the Funds and their shareholders.

Based on these considerations, the Board, including all of the Independent Trustees, concluded that: 1) the continuation of the Advisory Agreements was in the best interests of each Fund and its shareholders, 2) the services to be performed under the Advisory Agreements were required for the operation of the Funds, 3) the advisory services were satisfactory to the Funds in the past, and 4) the fees for the advisory services and other benefits from the relationship with the Trust received by ICON, and its affiliates, were consistent with fees paid by similar funds and other clients of ICON, and were reasonable in light of the comparative data, and within the range of what would have been negotiated at arm’s length in light of all the circumstances.

42	www.iconfunds.com

ICON International Funds	Additional Information
September 30, 2016 (Unaudited)

Portfolio Holdings

Information related to the 10 largest portfolio holdings of each Fund is made available at www.iconfunds.com within approximately 10 business days after month-end. Additionally, a complete list of each Fund’s holdings is made available approximately 30 days after month-end. Each ICON Fund also files a complete schedule of portfolio holdings for the first and third quarters of its fiscal year with the Securities and Exchange Commission (the “Commission”) on Form N-Q. The ICON Funds’ Forms N-Q are available at www.sec.gov or may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting

A summarized description of the policies and procedures the ICON Funds use to vote proxies is available free of charge at www.iconfunds.com or by calling 1-800-764-0442.

Information about how the ICON Funds voted proxies related to each Fund’s portfolio securities during the 12-month period ended June 30 is available free of charge at www.iconfunds.com or on the Commission’s website at www.sec.gov.

For More Information

This report is for the general information of the Funds’ shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. You may obtain a copy of the prospectus, which contains information about the investment objectives, risks, charges, expenses, and share classes of each ICON Fund, by visiting www.iconfunds.com or by calling 1-800-764-0442. Please read the prospectus carefully before investing.

ICON Distributors, Inc., Distributor.

Annual Report | September 30, 2016	43

ICON International Funds	Privacy Policy
September 30, 2016 (Unaudited)

FACTS	WHAT DOES ICON DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• income and transaction history
• checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.
How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons ICON chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does ICON share?	Can you limit this sharing?

For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No

For our marketing purposes — to offer our products and services to you	No	We don’t share

For joint marketing with other financial companies	No	We don’t share

For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share

For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-764-0442 for the ICON Funds and 1-800-828-4881 for ICON Advisers, Inc. and ICON Distributors, Inc.

44	www.iconfunds.com

ICON International Funds	Privacy Policy
September 30, 2016 (Unaudited)

Who We Are

Who is providing this notice?	ICON Funds, ICON Advisers, Inc., and ICON Distributors, Inc. (collectively “ICON”)

What We Do

How does ICON protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Contracts with our service providers require them to restrict access to your non-public personal information, and to maintain physical, electronic and procedural safeguards against unintended disclosure.

How does ICON collect my personal information?	We collect your personal information, for example, when you
• open an account or enter into an investment advisory contract
• provide account information or give us your contact information
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates’ everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• Our affiliates include financial companies such as ICON Funds, ICON Advisers, Inc., and ICON Distributors, Inc.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.

•       Nonaffiliates we share with can include financial companies such as custodians, transfer agents, registered representatives, financial advisers and nonfinancial companies such as fulfillment, proxy voting, and class action service providers

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• ICON doesn’t jointly market

Annual Report | September 30, 2016	45

For more information about the ICON Funds, contact us:
By Telephone	1-800-764-0442

By E-Mail	info@iconadvisers.com

By Mail	ICON Funds | P.O. Box 1920 | Denver, CO 80201

In Person	ICON Funds | 5299 DTC Boulevard, 12th Floor

Greenwood Village, CO 80111

On the Internet	www.iconfunds.com

Sector Funds

ICON Consumer Discretionary Fund

ICON Consumer Staples Fund

ICON Energy Fund

ICON Financial Fund

ICON Healthcare Fund

ICON Industrials Fund

ICON Information Technology Fund

ICON Natural Resources Fund

ICON Utilities Fund

You can now sign up for electronic delivery of ICON Fund shareholder reports, including prospectuses, annual reports, semiannual reports and proxy statements.

When these materials are available, you will receive an email from ICON with instructions on how to view the documents. Statements, transaction confirmations and other documents that are not available online will continue to be sent to you by U.S. mail.

Visit ICON’s website at www.iconfunds.com to learn more and sign up.

You may change or cancel your participation in eDelivery by visiting www.iconfunds.com, or you can request a hard copy of any of the materials free of charge by calling ICON Funds at 1-800-764-0442.

1-800-764-0442 ● www.iconfunds.com

ICON Sector Funds	About This Report
September 30, 2016 (Unaudited)

Historical Returns

All total returns mentioned in this Report account for the change in a Fund’s per-share price and the reinvestment of any dividends, capital gain distributions and adjustments for financial statement purposes. If your account is set up to receive Fund distributions in cash rather than to reinvest them, your actual return may differ from these figures. The Funds’ performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Adviser may have reimbursed certain fees or expenses of some of the Funds. If not for these reimbursements, performance would have been lower. Fund results shown, unless otherwise indicated, are at net asset value. If a sales charge (maximum 5.75%) had been deducted, results would have been lower.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results represent past performance, and current performance may be higher or lower. Please call 1-800-764-0442 or visit www.iconfunds.com for performance results current to the most recent month-end.

Portfolio Data

This Report reflects ICON’s portfolio holdings as of September 30, 2016, the end of the reporting period. The information is not a complete analysis of every aspect of any sector, industry, security or the Funds.

There are risks associated with mutual fund investing, including the loss of principal. The likelihood of loss may be greater if you invest for a shorter period of time. There is no assurance that the investment process will consistently lead to successful results.

An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment. Investments in foreign securities may entail unique risks, including political, market, and currency risks. Financial statements of foreign companies are governed by different accounting, auditing, and financial standards than U.S. companies and may be less transparent and uniform than in the United States. Many corporate governance standards, which help ensure the integrity of public information in the United States, do not exist in foreign countries. In general, there may be less governmental supervision of foreign stock exchanges and securities brokers and issuers. The ICON system relies on the integrity of the financial statements released to the market as part of our analysis.

The prospectus and statement of additional information contain this and other information about the Funds and are available by visiting www.iconfunds.com or calling 1-800-764-0442. Please read the prospectus and statement of additional information carefully.

Financial Intermediary

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may influence the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

2	www.iconfunds.com

ICON Consumer Discretionary Fund	Management Overview
September 30, 2016 (Unaudited)

Q.	How did the Fund Perform relative to its benchmark?

A.

The ICON Consumer Discretionary Fund (the Fund) Class S returned 4.49% for the fiscal year ended September 30, 2016, while the benchmark S&P 1500 Consumer Discretionary Index rose 8.49%. The broad market S&P 1500 Index returned 15.49%. Total returns for other periods and additional Class shares as of September 30, 2016, appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors influenced the Fund’s relative performance during the period?

A.

Despite positive returns for the year, the Consumer Discretionary sector lagged the overall U.S. equity market. Investors in the Consumer Discretionary sector faced a number of headwinds including a rising U.S. dollar and its effect on earnings, growing competitive pressures from online retailers, and relatively tepid income growth for the U.S. workforce as a whole. Despite these headwinds, and aided by a resilient U.S. economy, stable consumer sentiment, and an accommodative monetary policy, investors were generally rewarded with positive performance in the sector. However, while the sector posted positive returns overall, there was notable performance dispersion at the industry level. Over the fiscal year 2016, economic growth remained positive and stable, unemployment fell, and inflation remained subdued by historical standards. We believe these factors could remain as tailwinds for the U.S. consumer and should be supportive for companies and industries in this sector of the economy.

Q.	How did the Fund’s Composition affect performance?

A.

The Apparel & Accessories & Luxury Goods industry was the greatest contributor to the Fund’s performance over the period on an industry level. The Fund was able to outperform the benchmark in this industry based on strong stock selection over the period thanks to companies such as Lululemon Athletica and Kate Spade contributing to the industry’s returns. The Homebuilding industry was another positive contributor, as holdings in LGI Homes contributed positively to the Fund’s performance.

The Internet & Direct Marketing Retail industry was the largest detractor to the Fund’s relative performance on the industry level. The Fund had no exposure to Amazon.com which posted large returns, thus the Fund’s lack of exposure contributed negatively to the performance of the Fund relative to the benchmark. Specialty Stores was another industry detractor to relative performance as Fund holdings in Signet Jewelers and Party City detracted from the Fund’s performance.

Q.	What is your investment outlook for the Consumer Discretionary sector?

A.

At the close of the fiscal year, our model indicates the Consumer Discretionary sector has a an overall average value-to-price (V/P) ratio of 1.14; or in other words, we believe the fair value for the stocks in the Consumer Discretionary sector as a whole is approximately 14% higher than where the stocks are currently trading. We currently see bargains in the automotive related industries, specifically Auto Parts & Equipment as well as the discount-related stocks within the retailing industry group. As always, we look to value as our primary guide and will adjust our positioning as market conditions dictate.

Annual Report | September 30, 2016	3

ICON Consumer Discretionary Fund	Management Overview
September 30, 2016 (Unaudited)

Average Annual Total Return (as of September 30, 2016)

	Inception Date	1 Year	5 Years	10 Years	Since Inception	Gross Expense Ratio*	Net Expense Ratio*
ICON Consumer Discretionary Fund - Class S	7/9/97	4.49%	14.40%	7.15%	5.79%	1.43%	1.43%
ICON Consumer Discretionary Fund - Class A	9/30/10	3.86%	13.76%	N/A	13.21%	1.91%	1.91%
ICON Consumer Discretionary Fund - Class A
(including maximum sales charge of 5.75%)	9/30/10	-2.14%	12.43%	N/A	12.10%	1.91%	1.91%
S&P 1500 Consumer Discretionary Index		8.49%	19.69%	10.11%	8.63%	N/A	N/A
S&P Composite 1500 Index		15.49%	16.44%	7.44%	6.97%	N/A	N/A

Past performance is not a guarantee of future results. The performance of the S&P 1500 Consumer Discretionary Index includes the reinvestment of the dividends and capital gain distributions beginning on January 1, 2002. Additional information about these performance results and the comparative indexes can be found in the About This Report section. The Adviser has agreed to limit certain Fund expenses; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future.

*	Please see the most recent prospectus for details.

Value of a $10,000 Investment (through September 30, 2016)

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Fund’s Class S shares on the Class’ inception date of 7/9/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

4	www.iconfunds.com

ICON Consumer Discretionary Fund	Schedule of Investments
September 30, 2016

	Shares or Principal Amount	Value

Common Stocks (95.44%)
Apparel Retail (2.22%)
Ross Stores, Inc.	6,100	$392,230
TJX Cos., Inc.	6,500	486,070

		878,300

Apparel, Accessories & Luxury Goods (3.01%)
Hanesbrands, Inc.	16,400	414,100
lululemon athletica, Inc.(a)	12,800	780,544

		1,194,644

Auto Parts & Equipment (2.01%)
Delphi Automotive PLC	4,100	292,412
Modine Manufacturing Co.(a)	33,900	402,054
Visteon Corp.	1,400	100,324

		794,790

Automotive Retail (6.46%)
AutoZone, Inc.(a)	1,800	1,383,012
O’Reilly Automotive, Inc.(a)	4,200	1,176,462

		2,559,474

Broadcasting (4.29%)
CBS Corp., Class B	15,500	848,470
Discovery Communications, Inc., Class A(a)	16,700	449,564
TEGNA, Inc.	18,400	402,224

		1,700,258

Cable & Satellite (5.99%)
Comcast Corp., Class A	35,800	2,374,972

Computer & Electronics Retail (0.99%)
GameStop Corp., Class A(b)	14,200	391,778

Footwear (2.39%)
NIKE, Inc., Class B	18,000	947,700

General Merchandise Stores (6.87%)
Dollar General Corp.	19,300	1,350,807
Dollar Tree, Inc.(a)	17,400	1,373,382

		2,724,189

Home Improvement Retail (2.60%)
Home Depot, Inc.	8,000	1,029,440

Homefurnishing Retail (3.03%)
Aaron’s, Inc.	47,200	1,199,824

Hotels, Resorts & Cruise Lines (3.91%)
Norwegian Cruise Line Holdings, Ltd.(a)	29,000	1,093,300
Wyndham Worldwide Corp.	6,800	457,844

		1,551,144

Household Appliances (2.00%)
Whirlpool Corp.	4,900	794,584

	Shares or Principal Amount	Value

Internet & Direct Marketing Retail (2.23%)
Priceline Group, Inc.(a)	600	$882,894

Leisure Products (6.27%)
Brunswick Corp.	26,800	1,307,304
Smith & Wesson Holding Corp.(a)(b)	44,300	1,177,937

		2,485,241

Movies & Entertainment (18.40%)
Cinemark Holdings, Inc.	43,300	1,657,524
Time Warner, Inc.	21,200	1,687,732
Twenty-First Century Fox, Inc., Class A	82,100	1,988,462
Walt Disney Co.	21,100	1,959,346

		7,293,064

Publishing (1.03%)
Gannett Co., Inc.	34,900	406,236

Restaurants (10.78%)
Chipotle Mexican Grill, Inc.(a)(b)	500	211,750
McDonald’s Corp.	20,600	2,376,416
Starbucks Corp.	31,100	1,683,754

		4,271,920

Specialized Consumer Services (1.69%)
H&R Block, Inc.	18,000	416,700
Liberty Tax, Inc.	19,745	252,342

		669,042

Specialty Stores (9.27%)
Five Below, Inc.(a)	33,200	1,337,628
Signet Jewelers, Ltd.	20,800	1,550,224
Ulta Salon Cosmetics & Fragrance, Inc.(a)	3,300	785,334

		3,673,186

Total Common Stocks (Cost $40,126,040)		37,822,680

Collateral for Securities on Loan (4.50%)
State Street Navigator Prime Portfolio, 0.30%	1,782,625	1,782,625

Total Collateral for Securities on Loan (Cost $1,782,625)		1,782,625

The accompanying notes are an integral part of the financial statements.
Annual Report | September 30, 2016	5

ICON Consumer Discretionary Fund	Schedule of Investments
September 30, 2016

	Shares or Principal Amount	Value

Short-Term Investments (6.91%)
Time Deposits (6.91%)
State Street Euro Dollar Time Deposit (USD), 0.01%, 10/03/16	2,739,714	$2,739,714

Total Short-Term Investments (Cost $2,739,714)		2,739,714

Total Investments (106.85%) (Cost $44,648,379)		$42,345,019

Liabilities Less Other Assets (-6.85%)		(2,714,258)

Net Assets (100.00%)		$39,630,761

(a)	Non-income producing security.
(b)	All or a portion of the security was on loan as of September 30, 2016.

Sector Composition (September 30, 2016)

Consumer Discretionary	95.44%

95.44%

Percentages are based upon common stocks as a percentage of net assets.

Industry Composition (September 30, 2016)

Movies & Entertainment	18.40%
Restaurants	10.78%
Specialty Stores	9.27%
General Merchandise Stores	6.87%
Automotive Retail	6.46%
Leisure Products	6.27%
Cable & Satellite	5.99%
Broadcasting	4.29%
Hotels, Resorts & Cruise Lines	3.91%
Homefurnishing Retail	3.03%
Apparel, Accessories & Luxury Goods	3.01%
Home Improvement Retail	2.60%
Footwear	2.39%
Internet & Direct Marketing Retail	2.23%
Apparel Retail	2.22%
Auto Parts & Equipment	2.01%
Household Appliances	2.00%
Specialized Consumer Services	1.69%
Publishing	1.03%
Other Industries (each less than 1%)	0.99%

95.44%

Percentages are based upon common stocks as a percentage of net assets.

The accompanying notes are an integral part of the financial statements.
6	www.iconfunds.com

ICON Consumer Staples Fund	Management Overview
September 30, 2016 (Unaudited)

Q.	How did the Fund perform relative to its benchmarks?

A.

The ICON Consumer Staples Fund (the Fund) Class S returned 12.09% for the fiscal year ended September 30, 2016, while its sector-specific benchmark, the S&P 1500 Consumer Staples Index, returned 15.60%, and the S&P 1500 Index returned 15.49%. Total returns for other periods and additional Class shares as of September 30, 2016, appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors were behind the Fund’s relative performance?

A.

While the broad market was generally higher over the past year, the Consumer Staples sector slightly outperformed the overall U.S. equity market. Faced with a historically low interest rate environment, many investors sought out market sectors with lower historical volatility and higher than average dividend yields. We believe this global search for what has been coined as “bond proxies,” brought forth huge demand and performance gains for sectors like Telecommunication Services, Utilities, and Consumer Staples. Despite spending the year trading at higher prices indicative of very little future upside, according to our models, stocks in the Consumer Staples sector maintained strong leadership throughout much of the year. We feel this leadership could come to an end if interest rates move higher in the future. Over the fiscal year ended September 30, 2016, economic growth remained positive and stable, unemployment fell, and inflation remained subdued by historical standards. All these factors could remain as tailwinds for the U.S. consumer and should be supportive for companies and industries in this sector of the economy.

Q.	How did the Fund’s composition affect performance?

A.

The Packaged Foods & Meats industry was the greatest contributor to the Fund’s performance over the period on an industry level. The Fund was able to outperform the benchmark in this industry based on strong stock selection over the period thanks to overweight positions in Tyson Foods and WhiteWave Foods, both of which performed well during the fiscal year. The Soft Drinks industry was another positive contributor as Monster Beverage posted strong gains, contributing positively to the Fund’s performance.

The Household Products industry was the Fund’s largest detractor to relative performance on the industry level. An underweight position in Procter & Gamble proved to be a detractor, contributing negatively to the performance of the Fund relative to the benchmark. The Drug Retail industry also detracted from relative performance as overweight positions in CVS Health and Walgreens Boots Alliance detracted from the Fund’s returns. Additionally, due to our valuation methodology indicating relatively low value for the sector, cash was held during the year for defensive purposes which ultimately dragged against the Fund’s returns as the sector experienced gains for the year.

Q.	What is your investment outlook for the Consumer Staples sector?

A.

At the close of the fiscal year, our model indicates the Consumer Staples sector has a an overall average value-to-price (V/P) ratio of 1.07; or in other words, we believe the fair value for the stocks in the Consumer Staples sector as a whole is approximately 7% higher than where the stocks are currently trading. We currently see bargains in the Tobacco, Soft Drinks, and Drug Retail industries. As always, we look to value as our primary guide and will adjust our positioning as market conditions dictate.

Annual Report | September 30, 2016	7

ICON Consumer Staples Fund	Management Overview
September 30, 2016 (Unaudited)

Average Annual Total Return (as of September 30, 2016)

	Inception Date	1 Year	5 Years	10 Years	Since Inception	Gross Expense Ratio*	Net Expense Ratio*
ICON Consumer Staples Fund - Class S	5/9/97	12.09%	13.38%	7.88%	8.71%	1.87%	1.51%
ICON Consumer Staples Fund - Class A	9/30/10	11.93%	13.06%	N/A	12.29%	2.12%	1.76%
ICON Consumer Staples Fund - Class A
(including maximum sales charge of 5.75%)	9/30/10	5.50%	11.73%	N/A	11.20%	2.12%	1.76%
S&P 1500 Consumer Staples Index		15.60%	15.51%	10.92%	8.37%	N/A	N/A
S&P Composite 1500 Index		15.49%	16.44%	7.44%	7.46%	N/A	N/A

Past performance is not a guarantee of future results. The performance of the S&P 1500 Consumer Staples Index includes the reinvestment of the dividends and capital gain distributions beginning on January 1, 2002. Additional information about these performance results and the comparative indexes can be found in the About This Report section. The Adviser has agreed to limit certain Fund expenses; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future.

*	Please see the most recent prospectus for details.

Value of a $10,000 Investment (through September 30, 2016)

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Fund’s Class S shares on the Class’ inception date of 5/9/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

8	www.iconfunds.com

ICON Consumer Staples Fund	Schedule of Investments
September 30, 2016

	Shares or Principal Amount	Value

Common Stocks (91.77%)
Agricultural Products (4.45%)
Bunge, Ltd.	30,200	$1,788,746

Brewers (1.04%)
Molson Coors Brewing Co., Class B	3,800	417,240

Distillers & Vintners (4.02%)
Constellation Brands, Inc., Class A	9,700	1,614,953

Drug Retail (9.50%)
CVS Health Corp.	13,400	1,192,466
Walgreens Boots Alliance, Inc.	32,600	2,628,212

		3,820,678

Food Retail (4.09%)
Kroger Co.	55,400	1,644,272

Household Products (8.22%)
Kimberly-Clark Corp.	16,700	2,106,538
Orchids Paper Products Co.(a)	20,344	553,967
Procter & Gamble Co.	7,200	646,200

		3,306,705

Packaged Foods & Meats (24.31%)
Blue Buffalo Pet Products, Inc.(b)	33,400	793,584
Cal-Maine Foods, Inc.(a)	1,800	69,372
Dean Foods Co.	18,000	295,200
Flowers Foods, Inc.(a)	15,100	228,312
General Mills, Inc.	18,400	1,175,392
Hormel Foods Corp.	23,400	887,562
J.M. Smucker Co.	8,800	1,192,752
Kellogg Co.	15,500	1,200,785
Mondelez International, Inc., Class A	45,600	2,001,840
Pinnacle Foods, Inc.	6,000	301,020
Snyder’s-Lance, Inc.	7,000	235,060
TreeHouse Foods, Inc.(b)	16,000	1,395,040

		9,775,919

Personal Products (3.83%)
Estee Lauder Cos., Inc., Class A	17,400	1,540,944

Soft Drinks (17.18%)
Coca-Cola Co.	66,800	2,826,976
Dr. Pepper Snapple Group, Inc.	13,200	1,205,292
Monster Beverage Corp.	5,500	807,455
PepsiCo, Inc.	19,000	2,066,630

		6,906,353

Tobacco (15.13%)
Altria Group, Inc.	44,000	2,782,120

	Shares or Principal Amount	Value

Tobacco (continued)
Philip Morris International, Inc.	13,400	$1,302,748
Reynolds American, Inc.	42,400	1,999,160

		6,084,028

Total Common Stocks (Cost $36,948,310)		36,899,838

Collateral for Securities on Loan (2.01%)
State Street Navigator Prime Portfolio, 0.30%	807,060	807,060

Total Collateral for Securities on Loan (Cost $807,060)		807,060

Short-Term Investments (26.55%)
Money Market Funds (12.44%)
State Street Global Advisors Treasury Fund (0.11% 7 Day Yield)	5,000,000	5,000,000

Time Deposits (14.11%)
State Street Euro Dollar Time Deposit (USD), 0.01%, 10/03/16	5,673,964	5,673,964

Total Short-Term Investments (Cost $10,673,964)		10,673,964

Total Investments (120.33%) (Cost $48,429,334)		$48,380,862

Liabilities Less Other Assets (-20.33%)		(8,172,765)

Net Assets (100.00%)		$40,208,097

(a)	All or a portion of the security was on loan as of September 30, 2016.
(b)	Non-income producing security.

The accompanying notes are an integral part of the financial statements.
Annual Report | September 30, 2016	9

ICON Consumer Staples Fund	Schedule of Investments
September 30, 2016

Sector Composition (September 30, 2016)

Consumer Staples	91.77%

91.77%

Percentages are based upon common stocks as a percentage of net assets.

Industry Composition (September 30, 2016)

Packaged Foods & Meats	24.31%
Soft Drinks	17.18%
Tobacco	15.13%
Drug Retail	9.50%
Household Products	8.22%
Agricultural Products	4.45%
Food Retail	4.09%
Distillers & Vintners	4.02%
Personal Products	3.83%
Brewers	1.04%

91.77%

Percentages are based upon common stocks as a percentage of net assets.

The accompanying notes are an integral part of the financial statements.
10	www.iconfunds.com

ICON Energy Fund	Management Overview
September 30, 2016 (Unaudited)

Q.	How did the Fund perform relative to its benchmarks?

A.

For the fiscal year ending September 30, 2016, the ICON Energy Fund (the Fund) Class S returned 14.55%, underperforming its sector-specific benchmark, the S&P 1500 Energy Index, which returned 18.26%. The Fund also lagged the broad benchmark, the S&P 1500 Index, which returned 15.49%. Total returns for other periods and additional Class shares as of September 30, 2016, appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors were behind the Fund’s relative performance?

A.

The Energy sector’s outperformance relative to the broad market came despite oil prices having a volatile year. From early October 2015 to mid-February 2016 the price per barrel of oil fell by over 47% to hit a low for the period about $26.11 per barrel. The low price of oil sparked anticipation of reduced oil production and we saw a traumatic reduction in oil rig count in the U.S. By May of 2016 the U.S. rig count fell to 316 from the 809 rigs reported at the beginning of the fiscal year. From the February 2016 low to June 2016 oil gained about 95% to reach its high for the period of $51.23 per barrel. The fiscal year ended with an announcement from the Organization of Petroleum Exporting Countries (OPEC) that it had agreed to curtail production to support oil pricing. This production curtailment reversed an 8 year trend of OPEC’s resistance to engage in production cuts to support oil pricing. Despite all the volatility, the price of oil gained over 6% for the fiscal year ended September 30, 2016. Outside of oil, natural gas, had a strong but volatile year as well with the natural gas one month forward contract gaining about 15% for the one year period ended September 30, 2016. One factor in the rise in natural gas was increased demand from Mexico for U.S. natural gas. This increase was due in part to Mexico’s passage of several aggressive energy bills in 2013 and 2014. Mexico’s energy reforms included a plan to reduce the cost of electricity production by replacing the less efficient diesel and oil electrical pants with natural gas electrical plants.

Q.	How did the Fund’s composition affect performance?

A.

The Oil & Gas Equipment & Services industry was the largest detractor to the Fund’s performance relative to the benchmark at the industry level. The Fund’s stock selection within this industry detracted from performance with the Fund’s holdings in the industry gaining around 2% compared to the over 13% gain for the benchmark. One stock within the Oil & Gas Equipment & Services industry, Oceaneering International, was the single largest detractor to the Fund’s relative performance as the stock dropped 27.54% over the course of the fiscal year. Another detractor from benchmark relative performance was the Fund’s stock selection in the Coal & Consumable Fuels industry as one stock, Alliance Resource Partners, L.P., was down approximately 37% for the year. Lastly, The Fund’s underweight position in the Integrated Oil & Gas industry detracted from performance relative to the benchmark.

The greatest contributor to the Fund’s performance on an industry level were the Fund’s holdings in the Oil & Gas Storage & Transportation industry. During the first three months of the fiscal year the Fund had an underweight position in the Oil & Gas Storage & Transportation industry relative to the benchmark. During that time, the industry declined approximately 30%. However, by the end of January 2016, the Fund was overweight this industry relative to the benchmark and from the end of December 2015 through the end of September 2016, the industry gained over 60%. Looking at the entire fiscal year ended September 30, 2016 the Fund’s holdings in the Oil & Gas Storage & Transportation industry gained over 50% compared the benchmark’s gain of approximately 13% in the industry.

Q.	What is your investment outlook for the Energy sector?

A.

At the end of the fiscal year, the overall average value-to-price (V/P) ratio for the Energy sector was 1.01 while the V/P ratio for the overall market was 1.09. With the recent run up in the Oil & Gas Storage & Transportation industry, the Fund’s position in the industry was reduced but remains slightly overweighed relative to the benchmark. Additionally the Fund also has a slight overweight Oil & Gas Refining & Marketing industry. Over the course of the upcoming fiscal year we are looking for signs of stabilization in forward looking earnings within the Energy sector and will reposition the Fund as our valuation methodology dictates.

Annual Report | September 30, 2016	11

ICON Energy Fund	Management Overview
September 30, 2016 (Unaudited)

Average Annual Total Return (as of September 30, 2016)

	Inception Date	1 Year	5 Years	10 Years	Since Inception	Gross Expense Ratio*	Net Expense Ratio*

ICON Energy Fund - Class S	11/5/97	14.55%	1.09%	2.50%	8.47%	1.42%	1.42%
ICON Energy Fund - Class C	9/30/10	13.31%	0.01%	N/A	-0.03%	2.43%	2.43%
ICON Energy Fund - Class A	9/30/10	14.19%	0.79%	N/A	0.74%	1.66%	1.66%
ICON Energy Fund - Class A
(including maximum sales charge of 5.75%)	9/30/10	7.61%	-0.39%	N/A	-0.25%	1.66%	1.66%
S&P 1500 Energy Index		18.26%	5.35%	4.45%	7.47%	N/A	N/A
S&P Composite 1500 Index		15.49%	16.44%	7.44%	6.80%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section. The Adviser has agreed to limit certain Fund expenses; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future.

*	Please see the most recent prospectus for details.

Class C total returns exclude applicable sales charges. If sales charges were included returns would be lower.

Value of a $10,000 Investment (through September 30, 2016)

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Fund’s Class S shares on the Class’ inception date of 11/5/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

12	www.iconfunds.com

ICON Energy Fund	Schedule of Investments
September 30, 2016

	Shares or Principal Amount	Value

Common Stocks (98.00%)
Integrated Oil & Gas (27.85%)
Chevron Corp.	259,500	$26,707,740
Eni S.p.A., Sponsored ADR(a)	225,000	6,495,750
Exxon Mobil Corp.	462,500	40,367,000
Royal Dutch Shell PLC, Sponsored ADR, Class A	228,200	11,425,974
Suncor Energy, Inc.	472,200	13,117,716

		98,114,180

Oil & Gas Equipment & Services (20.24%)
Baker Hughes, Inc.	109,000	5,501,230
Bristow Group, Inc.(a)	442,000	6,196,840
Dril-Quip, Inc.(b)	153,400	8,550,516
Matrix Service Co.(b)	189,000	3,545,640
National Oilwell Varco, Inc.	95,500	3,508,670
Oceaneering International, Inc.	271,300	7,463,463
RPC, Inc.(a)(b)	467,000	7,845,600
Schlumberger, Ltd.	284,550	22,377,012
Tenaris S.A., ADR(a)	222,600	6,321,840

		71,310,811

Oil & Gas Exploration & Production (32.05%)
Antero Resources Corp.(b)	128,300	3,457,685
Cabot Oil & Gas Corp.	404,800	10,443,840
Carrizo Oil & Gas, Inc.(b)	149,500	6,072,690
Chesapeake Energy Corp.(a)(b)	1,302,850	8,168,869
Cimarex Energy Co.	52,500	7,054,425
Continental Resources, Inc.(b)	126,950	6,596,322
Denbury Resources, Inc.(a)(b)	1,020,450	3,296,054
Diamondback Energy, Inc.(b)	129,050	12,458,487
EOG Resources, Inc.	120,100	11,614,871
EQT Corp.	99,400	7,218,428
Gulfport Energy Corp.(b)	157,100	4,438,075
Matador Resources Co.(b)	220,400	5,364,536
Newfield Exploration Co.(b)	39,000	1,694,940
Southwestern Energy Co.(b)	303,000	4,193,520
Synergy Resources Corp.(b)	1,728,550	11,978,852
W&T Offshore, Inc.(a)(b)	1,480,900	2,606,384
Whiting Petroleum Corp.(a)(b)	713,434	6,235,413

		112,893,391

Oil & Gas Refining & Marketing (8.82%)
HollyFrontier Corp.	229,600	5,625,200
Marathon Petroleum Corp.	130,950	5,315,260
PBF Energy, Inc., Class A(a)	152,500	3,452,600
Phillips 66	109,050	8,783,978
Tesoro Corp.	56,900	4,526,964
Valero Energy Corp.	63,150	3,346,950

		31,050,952

	Shares or Principal Amount	Value

Oil & Gas Storage & Transportation (9.04%)
Golar LNG, Ltd.(a)	329,000	$6,974,800
Magellan Midstream Partners L.P.	141,500	10,009,710
Ship Finance International, Ltd.(a)	326,700	4,812,291
Teekay Corp.	200,000	1,542,000
Teekay LNG Partners L.P.	446,700	6,758,571
Williams Cos., Inc.	57,120	1,755,298

		31,852,670

Total Common Stocks (Cost $342,828,109)		345,222,004

Collateral for Securities on Loan (12.11%)
State Street Navigator Prime Portfolio, 0.30%	42,662,836	42,662,836

Total Collateral for Securities on Loan (Cost $42,662,836)		42,662,836

Short-Term Investments (0.65%)
Time Deposits (0.65%)
State Street Euro Dollar Time Deposit (USD), 0.01%, 10/03/16	2,281,409	2,281,409

Total Short-Term Investments (Cost $2,281,409)		2,281,409

Total Investments (110.76%) (Cost $387,772,354)		$390,166,249

Liabilities Less Other Assets (-10.76%)		(37,897,704)

Net Assets (100.00%)		$352,268,545

(a)	All or a portion of the security was on loan as of September 30, 2016.
(b)	Non-income producing security.

ADR - American Depositary Receipt

Sector Composition (September 30, 2016)

Energy	98.00%

98.00%

Percentages are based upon common stocks as a percentage of net assets.

The accompanying notes are an integral part of the financial statements.
Annual Report | September 30, 2016	13

ICON Energy Fund	Schedule of Investments
September 30, 2016

Industry Composition (September 30, 2016)

Oil & Gas Exploration & Production	32.05%
Integrated Oil & Gas	27.85%
Oil & Gas Equipment & Services	20.24%
Oil & Gas Storage & Transportation	9.04%
Oil & Gas Refining & Marketing	8.82%

98.00%

Percentages are based upon common stocks as a percentage of net assets.

The accompanying notes are an integral part of the financial statements.
14	www.iconfunds.com

ICON Financial Fund	Management Overview
September 30, 2016 (Unaudited)

Q.	How did the Fund perform relative to its benchmarks?

A.

The ICON Financial Fund (the Fund) Class S returned -.90% for the fiscal year ending September 30, 2016, lagging both its sector-specific benchmark, the S&P 1500 Financials Index, which returned 8.43%, and its broad benchmark, the S&P 1500 Index, which returned 15.49%. Total returns for other periods and additional Class shares as of September 30, 2016 appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors were behind the Fund’s relative performance?

A.

Despite the Financial sector having the highest overall average value-to-price (V/P) ratio according to our valuation model of all sectors we track, the Financial sector struggled over the course of the fiscal year ending September 30, 2016. The Financial sector is heavily influenced by interest rates and for banking stocks the difference between short-term interest rates and long-term interest rates can be particularly influential. Over the course of the fiscal year rates on the long end of the yield curve declined, with the yield on 30-year U.S. Treasury Note falling from 2.85% to 2.32%. On the short end, the yield on the 3-month U.S. Treasury Bill actually rose slightly from -.02% to .28%. This flattening of the yield curve created headwinds for banks by increasing the cost to borrow at the short end of the yield curve and reducing the income generated by loans at the long end of the yield curve.

Further struggles for the Financial sector came from the still unfolding Wells Fargo scandal. In early September 2016, Wells Fargo was fined and publicly reprimanded for creating false customer accounts. Upon the announcement of the fine, Wells Fargo stock fell over 11%. This incident appears to have reignited the negative view of the Financial sector.

Q.	How did the Fund’s composition affect performance?

A.

The biggest detractor to the Fund’s performance relative to the benchmark was the Fund’s overweight position in the Real Estate Services industry. Over the course of the fiscal year ended September 30, 2016, the industry lost over 14%. Additional losses came from stock selection in the Life & Health Insurance industry. Specifically, the Fund’s position in CNO Financial Group, which lost over 17% over the course of the fiscal year, was the largest single detractor from the Fund’s performance. Losses in the Consumer Finance industry and Asset Management & Custody Bank industry detracted from the Fund’s performance relative to the benchmark.

These losses were offset in part by the Fund’s holdings in the Mortgage REITs industry. Further losses were offset by the Fund’s holdings in the data processing industry within the Information Technology sector. Specifically Mastercard Inc., which gained more than 10% over the course of the fiscal year. However, the positive impact of holdings in these industries was not enough to overcome the underperformance discussed earlier.

It is important to note that the creation of the Real Estate sector in the Global Industry Classification Standards (GICS) in August 2016 impacted the Financial sector as several industries were moved out of the Financial sector and into the Real Estate sector.

Q.	What is your investment outlook for the Financials sector?

A.

As of September 30, 2016, ICON’s overall average V/P ratio for the Financial sector was 1.32 while ICON’s overall average V/P ratio for the entire market was 1.09. Based on our valuation methodology, 65% industries in the financial sector have valuations above 1.10. Going into the next fiscal year, the Fund has notable overweight positions in the Thrifts & Mortgage Finance industry and the Multi-line Insurance industry. We will continue to look for opportunities in the Financial sector over the year as guided by value.

Annual Report | September 30, 2016	15

ICON Financial Fund	Management Overview
September 30, 2016 (Unaudited)

Average Annual Total Return (as of September 30, 2016)

	Inception Date	1 Year	5 Years	10 Years	Since Inception	Gross Expense Ratio*	Net Expense Ratio*
ICON Financial Fund - Class S	7/1/97	-0.90%	11.29%	-3.35%	3.31%	1.56%	1.56%
ICON Financial Fund - Class A	9/30/10	-1.41%	10.90%	N/A	6.01%	2.26%	1.82%
ICON Financial Fund - Class A
(including maximum sales charge of 5.75%)	9/30/10	-7.11%	9.57%	N/A	4.97%	2.26%	1.82%
S&P 1500 Financials Index		8.43%	17.38%	-0.78%	4.21%	N/A	N/A
S&P Composite 1500 Index		15.49%	16.44%	7.44%	7.07%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section. The Adviser has agreed to limit certain Fund expenses; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future.

*	Please see the most recent prospectus for details.

Value of a $10,000 Investment (through September 30, 2016)

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Fund’s Class S shares on the Class’ inception date of 7/1/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

16	www.iconfunds.com

ICON Financial Fund	Schedule of Investments
September 30, 2016

	Shares or Principal Amount	Value

Common Stocks (100.21%)
Asset Management & Custody Banks (5.38%)
Affiliated Managers Group, Inc.(a)	4,500	$651,150
GAMCO Investors, Inc., Class A	13,100	372,957
Janus Capital Group, Inc.	78,600	1,101,186
Legg Mason, Inc.	10,200	341,496

		2,466,789

Consumer Finance (7.11%)
Ally Financial, Inc.	17,900	348,513
American Express Co.	14,900	954,196
Capital One Financial Corp.	11,100	797,313
Discover Financial Services	20,600	1,164,930

		3,264,952

Data Processing & Outsourced Services (3.62%)
Euronet Worldwide, Inc.(a)	10,100	826,483
MasterCard, Inc., Class A	8,200	834,514

		1,660,997

Diversified Banks (24.49%)
Bank of America Corp.	169,100	2,646,415
Citigroup, Inc.	38,400	1,813,632
JPMorgan Chase & Co.	43,300	2,883,347
U.S. Bancorp	38,800	1,664,132
Wells Fargo & Co.	50,400	2,231,712

		11,239,238

Financial Exchanges & Data (1.01%)
MarketAxess Holdings, Inc.	2,800	463,652

Insurance Brokers (5.69%)
Aon PLC	11,400	1,282,386
Arthur J Gallagher & Co.	26,100	1,327,707

		2,610,093

Investment Banking & Brokerage (2.33%)
E*TRADE Financial Corp.(a)	36,700	1,068,704

Life & Health Insurance (7.72%)
CNO Financial Group, Inc.	67,700	1,033,779
Lincoln National Corp.	13,800	648,324
Sun Life Financial, Inc.(b)	34,000	1,106,360
Unum Group	21,400	755,634

		3,544,097

Mortgage REIT’s (3.75%)
Annaly Capital Management, Inc., REIT	100,400	1,054,200
MFA Financial, Inc., REIT	89,400	668,712

		1,722,912

Multi-line Insurance (6.01%)
American International Group, Inc.	25,800	1,530,972
Horace Mann Educators Corp.	33,424	1,224,989

		2,755,961

	Shares or Principal Amount	Value

Multi-Sector Holdings (3.93%)
Berkshire Hathaway, Inc., Class B(a)	12,500	$1,805,875

Other Diversified Financial Services (1.23%)
Voya Financial, Inc.	19,600	564,872

Property & Casualty Insurance (5.23%)
AmTrust Financial Services, Inc.	27,500	737,825
XL Group PLC	49,500	1,664,685

		2,402,510

Real Estate Services (6.06%)
CBRE Group, Inc., Class A(a)	38,300	1,071,634
Colliers International Group, Inc.	14,900	626,843
Jones Lang LaSalle, Inc.	9,500	1,081,005

		2,779,482

Regional Banks (12.12%)
BancorpSouth, Inc.	20,500	475,600
Fifth Third Bancorp	70,600	1,444,476
First Commonwealth Financial Corp.	150,300	1,516,527
First Midwest Bancorp, Inc.	42,300	818,928
Signature Bank(a)	7,500	888,375
SVB Financial Group(a)	3,800	420,052

		5,563,958

Thrifts & Mortgage Finance (4.53%)
BofI Holding, Inc.(a)(b)	19,200	430,080
Dime Community Bancshares, Inc.	36,043	604,081
New York Community Bancorp, Inc.	42,600	606,198
Radian Group, Inc.	32,300	437,665

		2,078,024

Total Common Stocks (Cost $47,278,764)		45,992,116

Collateral for Securities on Loan (1.10%)
State Street Navigator Prime Portfolio, 0.30%	502,800	502,800

Total Collateral for Securities on Loan (Cost $502,800)		502,800

Total Investments (101.31%) (Cost $47,781,564)		$46,494,916

Liabilities Less Other Assets (-1.31%)		(599,542)

Net Assets (100.00%)		$45,895,374

The accompanying notes are an integral part of the financial statements.
Annual Report | September 30, 2016	17

ICON Financial Fund	Schedule of Investments
September 30, 2016

(a)	Non-income producing security.
(b)	All or a portion of the security was on loan as of September 30, 2016.

REIT - Real Estate Investment Trust

Sector Composition (September 30, 2016)

Financial	90.53%
Real Estate	6.06%
Information Technology	3.62%

100.21%

Percentages are based upon common stocks as a percentage of net assets.

Industry Composition (September 30, 2016)

Diversified Banks	24.49%
Regional Banks	12.12%
Life & Health Insurance	7.72%
Consumer Finance	7.11%
Real Estate Services	6.06%
Multi-line Insurance	6.01%
Insurance Brokers	5.69%
Asset Management & Custody Banks	5.38%
Property & Casualty Insurance	5.23%
Thrifts & Mortgage Finance	4.53%
Multi-Sector Holdings	3.93%
Mortgage REIT’s	3.75%
Data Processing & Outsourced Services	3.62%
Investment Banking & Brokerage	2.33%
Other Diversified Financial Services	1.23%
Financial Exchanges & Data	1.01%

100.21%

Percentages are based upon common stocks as a percentage of net assets.

The accompanying notes are an integral part of the financial statements.
18	www.iconfunds.com

ICON Healthcare Fund	Management Overview
September 30, 2016 (Unaudited)

Q.	How did the Fund perform relative to its benchmarks?

A.

The ICON Healthcare Fund Class S returned 9.44% for the fiscal year ended September 30, 2016, under-performing its sector-specific benchmark, the S&P 1500 Health Care Index, which returned 11.01%, and under-performing its broad benchmark, the S&P 1500 Index, which returned 15.49%. Total returns for other periods and additional Class shares as of September 30, 2016 appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors were behind the Fund’s relative performance?

A.

While the broad market ended the past fiscal year on strong gains, the period wasn’t without its turbulence. January saw a selloff after the Federal Reserve hiked interest rates in the prior month. Equities rallied into the summer, but experienced another shock as Britain voted to leave the European Union. Brexit, as this came to be called, caused a sharp selloff in global stock markets, yet those losses were quickly erased as the rally steadily marched higher. While worries about global monetary policy and uncertainty surrounding the upcoming U.S. presidential election persist, the Health Care sector dealt with a number of its own unique challenges. Drug pricing concerns carried over from the past year and scrutiny surrounding this broad issue intensified as some companies had to defend their practices to Congress. Drug pricing has also made its way into political speeches for the upcoming election. The focus on this topic seems to be weighing on sentiment for pharmaceutical and biotechnology stocks. In addition, general health care utilization activity, after effects of the Affordable Care Act legislation, and merger and acquisition activity shaped the landscape for Health Care stocks over the year. The Health Care sector showed modest upside to our estimation of fair value for most of the year, with a slight increase as the period ended.

Q.	What were the Fund’s greatest contributors/detractors?

A.

Biotechnology was the greatest industry contributor to the Fund’s outperformance relative to the benchmark during the fiscal year as the Fund outperformed based on individual stock selection within the industry. Companies like Eagle Pharmaceuticals, Alexion Pharmaceuticals, and AbbVie were notable contributors. Additionally, the Health Care Services industry was a positive contributor to the Fund’s relative performance as the Fund was able to outperform based on individual stock selection within the industry. The Fund’s holdings in companies like BioTelemetry, MEDNAX, and Laboratory Corporation of America Holdings contributed to this industry’s returns.

The Pharmaceutical industry was the Fund’s largest detractor to relative performance on an industry level. Specifically, stock selection within the industry had a negative effect on performance as an overweight position in Valeant Pharmaceuticals International, and underweight position in Johnson & Johnson detracted from relative returns. Additionally, the Health Care Distributors industry was a detractor from relative performance as the Fund was overweight this negatively performing industry for the year.

Q.	What is your investment outlook for the Health Care sector?

A.

After positive returns for most of the past fiscal year, the Health Care sector has an overall average value-to-price (V/P) ratio of 1.07 according to our methodology; or in other words, we believe the overall average fair value for the Health Care sector is approximately 7% higher than where it is currently trading. We currently see broad value across most industries, most notably in the Pharmaceuticals and Managed Health Care industries. As always, we look to value as our primary guide and will adjust our positioning as market conditions dictate.

Annual Report | September 30, 2016	19

ICON Healthcare Fund	Management Overview
September 30, 2016 (Unaudited)

Average Annual Total Return (as of September 30, 2016)

	Inception Date	1 Year	5 Years	10 Years	Since Inception	Gross Expense Ratio*	Net Expense Ratio*

ICON Healthcare Fund - Class S	2/24/97	9.44%	19.87%	8.54%	10.46%	1.36%	1.36%
ICON Healthcare Fund - Class A	9/30/10	9.03%	19.42%	N/A	17.15%	1.62%	1.62%
ICON Healthcare Fund - Class A
(including maximum sales charge of 5.75%)	9/30/10	2.76%	18.01%	N/A	16.00%	1.62%	1.62%
S&P 1500 Health Care Index		11.01%	20.33%	10.57%	9.38%	N/A	N/A
S&P Composite 1500 Index		15.49%	16.44%	7.44%	7.49%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section. The Adviser has agreed to limit certain Fund expenses; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future.

*	Please see the most recent prospectus for details.

Value of a $10,000 Investment (through September 30, 2016)

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Fund’s Class S shares on the Class’ inception date of 2/24/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

20	www.iconfunds.com

ICON Healthcare Fund	Schedule of Investments
September 30, 2016

	Shares or Principal Amount	Value

Common Stocks (97.25%)
Biotechnology (28.20%)
AbbVie, Inc.	42,300	$2,667,861
Alexion Pharmaceuticals, Inc.(a)	19,600	2,401,784
AMAG Pharmaceuticals, Inc.(a)(b)	39,100	958,341
Amgen, Inc.	21,800	3,636,458
Celgene Corp.(a)	55,300	5,780,509
Emergent BioSolutions, Inc.(a)	30,000	945,900
Gilead Sciences, Inc.	36,300	2,872,056
Ligand Pharmaceuticals, Inc.(a)	4,000	408,240
Regeneron Pharmaceuticals, Inc.(a)	2,200	884,444
Shire PLC, ADR	8,200	1,589,652
Vertex Pharmaceuticals, Inc.(a)	8,400	732,564

		22,877,809

Health Care Equipment (23.48%)
Abbott Laboratories	22,600	955,754
Becton, Dickinson and Co.	7,500	1,347,975
Boston Scientific Corp.(a)	104,000	2,475,200
CR Bard, Inc.	2,000	448,560
Hologic, Inc.(a)	32,400	1,258,092
Integer Holdings Corp.(a)	14,000	303,660
LivaNova PLC(a)	8,000	480,880
Medtronic PLC	42,800	3,697,920
STERIS PLC	22,400	1,637,440
Stryker Corp.	25,100	2,921,891
Teleflex, Inc.	12,300	2,067,015
Zimmer Biomet Holdings, Inc.	11,200	1,456,224

		19,050,611

Health Care Facilities (2.92%)
Acadia Healthcare Co., Inc.(a)	6,700	331,985
Community Health Systems, Inc.(a)	28,000	323,120
HCA Holdings, Inc.(a)	8,000	605,040
Tenet Healthcare Corp.(a)	49,000	1,110,340

		2,370,485

Health Care Services (4.62%)
BioTelemetry, Inc.(a)	143,492	2,664,647
DaVita, Inc.(a)	16,400	1,083,548

		3,748,195

Health Care Supplies (1.52%)
Cooper Cos., Inc.	6,900	1,236,894

Life Sciences Tools & Services (3.60%)
Albany Molecular Research, Inc.(a)(b)	52,000	858,520
Charles River Laboratories International, Inc.(a)	24,800	2,066,832

		2,925,352

	Shares or Principal Amount	Value

Managed Health Care (2.03%)
Anthem, Inc.	4,900	$614,019
CIGNA Corp.	4,700	612,504
UnitedHealth Group, Inc.	3,000	420,000

		1,646,523

Pharmaceuticals (30.88%)
Allergan PLC(a)	20,500	4,721,355
Bayer AG, Sponsored ADR	8,000	804,000
Bristol-Myers Squibb Co.	55,500	2,992,560
Corcept Therapeutics, Inc.(a)	92,300	599,950
Eli Lilly & Co.	26,000	2,086,760
Endo International PLC(a)	18,000	362,700
Horizon Pharma PLC(a)	35,000	634,550
Innoviva, Inc.(a)(b)	32,500	357,175
Jazz Pharmaceuticals PLC(a)	16,700	2,028,716
Mylan N.V.(a)	35,000	1,334,200
Novo Nordisk A/S, Sponsored ADR	11,500	478,285
Pacira Pharmaceuticals, Inc.(a)	23,000	787,060
Perrigo Co. PLC	6,300	581,679
Pfizer, Inc.	60,000	2,032,200
Roche Holding AG, Sponsored ADR	66,200	2,050,214
Sucampo Pharmaceuticals, Inc., Class A(a)	64,400	792,764
Teva Pharmaceutical Industries, Ltd., Sponsored ADR	44,000	2,024,440
Valeant Pharmaceuticals International, Inc.(a)	15,700	385,435

		25,054,043

Total Common Stocks (Cost $80,639,654)		78,909,912

Collateral for Securities on Loan (1.91%)
State Street Navigator Prime Portfolio, 0.30%	1,546,000	1,546,000

Total Collateral for Securities on Loan (Cost $1,546,000)		1,546,000

Short-Term Investments (8.68%)
Time Deposits (8.68%)
State Street Euro Dollar Time Deposit (USD),
0.01%, 10/03/16	7,042,553	7,042,553

Total Short-Term Investments (Cost $7,042,553)		7,042,553

The accompanying notes are an integral part of the financial statements.
Annual Report | September 30, 2016	21

ICON Healthcare Fund	Schedule of Investments
September 30, 2016

Value

Total Investments (107.84%) (Cost $89,228,207)	$87,498,465

Liabilities Less Other Assets (-7.84%)	(6,359,506)

Net Assets (100.00%)	$81,138,959

(a)	Non-income producing security.
(b)	All or a portion of the security was on loan as of September 30, 2016.

ADR - American Depositary Receipt

Sector Composition (September 30, 2016)

Health Care	97.25%

97.25%

Percentages are based upon common stocks as a percentage of net assets.

Industry Composition (September 30, 2016)

Pharmaceuticals	30.88%
Biotechnology	28.20%
Health Care Equipment	23.48%
Health Care Services	4.62%
Life Sciences Tools & Services	3.60%
Health Care Facilities	2.92%
Managed Health Care	2.03%
Health Care Supplies	1.52%

97.25%

Percentages are based upon common stocks as a percentage of net assets.

The accompanying notes are an integral part of the financial statements.
22	www.iconfunds.com

ICON Industrials Fund	Management Overview
September 30, 2016 (Unaudited)

Q.	How did the Fund perform relative to its benchmarks?

A.

The ICON Industrials Fund (the Fund) Class S shares returned 12.07% for the fiscal year ended September 30, 2016, while its sector-specific benchmark, the S&P 1500 Industrials Index, returned 19.76%, and the S&P Composite 1500 Index returned 15.49%. Total returns for other periods and additional Class shares as of September 30, 2016, appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors were behind the Fund’s relative performance?

A.

Despite numerous macro-economic concerns and relatively negative investor sentiment, fiscal year 2016 produced strong gains for the cyclically sensitive Industrials sector. While the gains were relatively broad based from an industry standpoint, companies that derive a large portion of their revenues from either infrastructure buildouts or commodity extraction stood out during the fiscal year. Industries tied to infrastructure, such as the Industrial Machinery, Building Products, and Construction & Engineering industries, benefitted from a rebound in residential and commercial construction as well as the continued national focus on rebuilding our country’s roads and bridges. Further, the Heavy Electrical Equipment industry and the Construction & Farm Machinery & Heavy Trucks industry, both tied to the extraction of commodities, benefitted from a strong rebound in industrial commodities. These industries, which had been beaten down the previous year, experienced significant gains from those depressed levels and helped the Industrials sector outpace the broad market.

Q.	How did the Fund’s composition affect performance?

A.

From a valuation standpoint, according to our system, we began the period with a value-to-price (V/P) ratio of 1.09 for the Industrials sector indicating opportunity for upside returns within the sector. Despite this opportunity at the sector level, industry returns within the Industrials sector varied significantly, from approximately 52% for the best performing industry to approximately -6% for the worst performing industry, demonstrating the large role that industry rotation can play in sector investing. Additionally, industry leadership flipped aggressively with prior year losers rallying and prior year winners faltering.

Relative to the benchmark, industries that contributed the most to the Fund’s performance included the Construction & Engineering, Human Resources & Employment Services, Trading Companies & Distributors, and Research & Consulting Services industries. All these industries produced positive total effect due to overweight industry positions and holdings that outperformed the benchmark.

Relative to the benchmark, industries that detracted the most from the Fund’s performance included the Airlines, Industrial Machinery, Aerospace & Defense, Railroads and Construction & Farm Machinery & Heavy Trucks industries. Either overweight positions or underperforming holdings in these industries resulted in relative underperformance during the fiscal year.

Q.	What is your investment outlook for the Industrials sector?

A.

At the end of fiscal year 2016 the Industrials sector had a V/P ratio of approximately 1.02, an indication that our system has relatively muted return expectations for the Industrials sector over the next 9 to 12 months. Specific industries that are demonstrating value according to our system include Commercial Printing, Railroads, and Agriculture & Farm Machinery. We continue to look for industries that our system identifies as trading at a discount to fair value. Guided by our disciplined, systematic and non-emotional approach to investing, we remain watchful for new prospective investments and ready to reallocate and adapt as our investment system dictates.

Annual Report | September 30, 2016	23

ICON Industrials Fund	Management Overview
September 30, 2016 (Unaudited)

Average Annual Total Return (as of September 30, 2016)

	Inception Date	1 Year	5 Years	10 Years	Since Inception	Gross Expense Ratio*	Net Expense Ratio*

ICON Industrials Fund - Class S	5/9/97	12.07%	13.24%	4.94%	5.13%	1.53%	1.50%
ICON Industrials Fund - Class A	9/30/10	11.79%	12.71%	N/A	8.81%	2.67%	1.75%
ICON Industrials Fund - Class A (including maximum sales charge of 5.75%)	9/30/10	5.38%	11.39%	N/A	7.74%	2.67%	1.75%
S&P 1500 Industrials Index		19.76%	17.80%	8.07%	7.85%	N/A	N/A
S&P Composite 1500 Index		15.49%	16.44%	7.44%	7.46%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section. The Adviser has agreed to limit certain Fund expenses; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future.

*	Please see the most recent prospectus for details.

Value of a $10,000 Investment (through September 30, 2016)

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Fund’s Class S shares on the Class’ inception date of 5/9/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

24	www.iconfunds.com

ICON Industrials Fund	Schedule of Investments
September 30, 2016

	Shares or Principal Amount	Value

Common Stocks (92.62%)
Aerospace & Defense (20.19%)
B/E Aerospace, Inc.	13,500	$697,410
Boeing Co.	7,000	922,180
General Dynamics Corp.	1,900	294,804
Hexcel Corp.	5,000	221,500
Orbital ATK, Inc.	17,390	1,325,640
Raytheon Co.	1,100	149,743
Spirit AeroSystems Holdings, Inc., Class A(a)	14,000	623,560
United Technologies Corp.	7,900	802,640

		5,037,477

Air Freight & Logistics (2.50%)
Echo Global Logistics, Inc.(a)	20,973	483,637
FedEx Corp.	800	139,744

		623,381

Airlines (3.63%)
Alaska Air Group, Inc.	6,600	434,676
Delta Air Lines, Inc.	12,000	472,320

		906,996

Building Products (15.35%)
Apogee Enterprises, Inc.	10,000	446,900
Builders FirstSource, Inc.(a)	35,000	402,850
Fortune Brands Home & Security, Inc.	1,500	87,150
Masco Corp.	34,500	1,183,695
PGT, Inc.(a)	115,000	1,227,050
Quanex Building Products Corp.	28,000	483,280

		3,830,925

Commercial Printing (2.06%)
Deluxe Corp.	7,700	514,514

Construction & Engineering (6.39%)
AECOM(a)	17,500	520,275
Comfort Systems U.S.A., Inc.	18,500	542,235
Dycom Industries, Inc.(a)	6,500	531,570

		1,594,080

Construction Machinery & Heavy Trucks (5.17%)
Allison Transmission Holdings, Inc.	45,000	1,290,600

Human Resource & Employment Services (13.17%)
Kforce, Inc.	34,000	696,660
Korn/Ferry International	30,500	640,500
ManpowerGroup, Inc.	9,000	650,340
On Assignment, Inc.(a)	17,000	616,930
Robert Half International, Inc.	18,000	681,480

		3,285,910

Industrial Conglomerates (6.40%)
Carlisle Cos., Inc.	5,000	512,850
Honeywell International, Inc.	9,300	1,084,287

		1,597,137

	Shares or Principal Amount	Value

Industrial Machinery (5.37%)
Crane Co.	5,700	$359,157
Middleby Corp.(a)	4,000	494,480
Snap-on, Inc.	3,200	486,272

		1,339,909

Railroads (1.84%)
Union Pacific Corp.	4,700	458,391

Research & Consulting Services (2.40%)
Hill International, Inc.(a)	130,061	599,581

Trading Companies & Distributors (5.15%)
Air Lease Corp.	45,000	1,286,100

Trucking (3.00%)
Hertz Global Holdings, Inc.(a)	14,400	578,304
JB Hunt Transport Services, Inc.	2,100	170,394

		748,698

Total Common Stocks (Cost $21,773,155)		23,113,699

Short-Term Investments (10.38%)
Time Deposits (10.38%)
State Street Euro Dollar Time Deposit (USD), 0.01%, 10/03/16	2,590,162	2,590,162

Total Short-Term Investments (Cost $2,590,162)		2,590,162

Total Investments (103.00%) (Cost $24,363,317)		$25,703,861

Liabilities Less Other Assets (-3.00%)		(748,994)

Net Assets (100.00%)		$24,954,867

(a)	Non-income producing security.

The accompanying notes are an integral part of the financial statements.
Annual Report | September 30, 2016	25

ICON Industrials Fund	Schedule of Investments
September 30, 2016

Sector Composition (September 30, 2016)

Industrials	92.62%

92.62%

Percentages are based upon common stocks as a percentage of net assets.

Industry Composition (September 30, 2016)

Aerospace & Defense	20.19%
Building Products	15.35%
Human Resource & Employment Services	13.17%
Industrial Conglomerates	6.40%
Construction & Engineering	6.39%
Industrial Machinery	5.37%
Construction Machinery & Heavy Trucks	5.17%
Trading Companies & Distributors	5.15%
Airlines	3.63%
Trucking	3.00%
Air Freight & Logistics	2.50%
Research & Consulting Services	2.40%
Commercial Printing	2.06%
Railroads	1.84%

92.62%

Percentages are based upon common stocks as a percentage of net assets.

The accompanying notes are an integral part of the financial statements.
26	www.iconfunds.com

ICON Information Technology Fund	Management Overview
September 30, 2016 (Unaudited)

Q.	How did the Fund perform relative to its benchmarks?

A.

The ICON Information Technology Fund (the Fund) Class S shares returned 20.13% for the fiscal year ended September 30, 2016, while its sector-specific benchmark, the S&P 1500 Information Technology Index, returned 22.83%, and the S&P 1500 Index gained 15.49%. Total returns for other periods and additional Class shares as of September 30, 2016, appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors were behind the Fund’s relative performance?

A.

The Information Technology sector continues to shift as cloud based applications continue to gain market share. Bloomberg reported anticipated enterprise application growth for cloud based products to grow by 15.6% from 2014 to 2019, while on-site enterprise applications growth is projected to be only 3.9% for that same time period. Cloud exposure is spread across many industries within the Information Technology sector as different types of companies try to cash in on this growth engine. Examples range from Microsoft in the System Software industry, Cisco Systems in the Communication Equipment industry, and HP Inc. in the Technology Hardware, Storage & Peripherals industry just to name a few. Returns for all three of these companies outpaced the S&P 1500 Information Technology Index over the fiscal year. Many companies used merger and acquisition activity to get exposure to cloud based products as well as data analytics. In the fiscal year ending September 30, 2014 there were 27 acquisitions while there were 42 acquisitions in the fiscal year ending September 30, 2016.

Q.	How did the Fund’s composition affect performance?

A.

Stock selection in the Data Processing & Outsourced Services industry and the Semiconductors industry detracted from performance relative to the benchmark. During the course of the fiscal year ended September 30, 2016, the Fund’s positions in the Data Processing & Outsourced Services industry returned less than 1% while the benchmark holdings in the industry gained over 17%. Everi Holdings was the largest single detractor from the Data Processing & Outsourced Services industry, losing over 24% the day after reporting its first quarter earnings.

These losses were offset in part by the Fund’s overweight position in the Semiconductor Equipment industry. During the course of the fiscal year, the Fund had an average position of around 6.5% in the Semiconductor Equipment industry while the benchmark’s average position was close to 1.5%. The Fund’s position in this industry returned about 65% for the fiscal year.

Q.	What is your investment outlook for the Information Technology sector?

A.

At the end of fiscal year 2016, the Information Technology sector had a value-to-price (V/P) ratio of 1.09 according to ICON’s valuation methodology, an indication that our system still sees upside potential for the sector. Specific industries that are demonstrating value according to our system include both the Semiconductor Equipment industry and the Data Processing & Outsourced Services industry, and, as a result, the Fund is overweight in those two industries relative to the benchmark. We will continue to look for opportunities in the Information Technology sector over the year as guided by value.

Annual Report | September 30, 2016	27

ICON Information Technology Fund	Management Overview
September 30, 2016 (Unaudited)

Average Annual Total Return (as of September 30, 2016)

	Inception Date	1 Year	5 Years	10 Years	Since Inception	Gross Expense Ratio*	Net Expense Ratio*

ICON Information Technology Fund - Class S	2/19/97	20.13%	16.92%	7.55%	8.77%	1.44%	1.44%
ICON Information Technology Fund - Class A	9/30/10	19.80%	16.44%	N/A	13.87%	1.90%	1.75%
ICON Information Technology Fund - Class A (including maximum sales charge of 5.75%)	9/30/10	12.93%	15.07%	N/A	12.75%	1.90%	1.75%
S&P 1500 Information Technology Index		22.83%	17.99%	10.36%	7.87%	N/A	N/A
NASDAQ Composite Index		14.97%	17.07%	8.93%	7.17%	N/A	N/A
S&P Composite 1500 Index		15.49%	16.44%	7.44%	7.46%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section. The Adviser has agreed to limit certain Fund expenses; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future.

*	Please see the most recent prospectus for details.

Value of a $10,000 Investment (through September 30, 2016)

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Fund’s Class S shares on the Class’ inception date of 2/19/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

28	www.iconfunds.com

ICON Information Technology Fund	Schedule of Investments
September 30, 2016

	Shares or Principal Amount	Value

Common Stocks (99.14%)
Application Software (5.08%)
CDK Global, Inc.	22,100	$1,267,656
Mentor Graphics Corp.	51,100	1,351,084

		2,618,740

Communications Equipment (4.02%)
Cisco Systems, Inc.	32,100	1,018,212
Digi International, Inc.(a)	16,100	183,540
Harris Corp.	9,500	870,295

		2,072,047

Data Processing & Outsourced Services (14.97%)
Automatic Data Processing, Inc.	9,900	873,180
Broadridge Financial Solutions, Inc.	7,300	494,867
DST Systems, Inc.	4,400	518,848
Euronet Worldwide, Inc.(a)	7,400	605,542
MasterCard, Inc., Class A	14,700	1,496,019
MAXIMUS, Inc.	22,500	1,272,600
Total System Services, Inc.	12,000	565,800
Visa, Inc., Class A	14,180	1,172,686
Xerox Corp.	71,200	721,256

		7,720,798

Electronic Components (1.87%)
Rogers Corp.(a)	15,800	965,064

Electronic Equipment & Instruments (3.53%)
Fitbit, Inc., Class A(a)(b)	54,400	807,296
Keysight Technologies, Inc.(a)	16,600	526,054
OSI Systems, Inc.(a)	7,500	490,350

		1,823,700

Electronic Manufacturing Services (4.28%)
Fabrinet(a)	12,400	552,916
IPG Photonics Corp.(a)	8,835	727,562
TE Connectivity, Ltd.	14,400	927,072

		2,207,550

Home Entertainment Software (4.55%)
Activision Blizzard, Inc.	29,100	1,289,130
Electronic Arts, Inc.(a)	12,400	1,058,960

		2,348,090

Internet Software & Services (19.44%)
Alphabet, Inc., Class A(a)	3,200	2,572,992
Alphabet, Inc., Class C(a)	3,439	2,673,101
eBay, Inc.(a)	18,600	611,940
Facebook, Inc., Class A(a)	29,000	3,719,830
j2 Global, Inc.	6,800	452,948

		10,030,811

IT Consulting & Other Services (1.22%)
Cognizant Technology Solutions Corp., Class A(a)	13,200	629,772

	Shares or Principal Amount	Value

Semiconductor Equipment (7.00%)
Advanced Energy Industries, Inc.(a)	22,197	$1,050,362
Applied Materials, Inc.	16,900	509,535
Photronics, Inc.(a)	89,200	919,652
Teradyne, Inc.	52,400	1,130,792

		3,610,341

Semiconductors (10.53%)
Broadcom, Ltd.	5,300	914,356
Intel Corp.	51,400	1,940,350
Monolithic Power Systems, Inc.	8,400	676,200
QUALCOMM, Inc.	11,600	794,600
Skyworks Solutions, Inc.	14,500	1,104,030

		5,429,536

Systems Software (5.61%)
Microsoft Corp.	29,500	1,699,200
Oracle Corp.	30,400	1,194,112

		2,893,312

Technology Distributors (1.08%)
PC Connection, Inc.	21,100	557,462

Technology Hardware, Storage & Peripherals (15.96%)
Apple, Inc.	62,000	7,009,100
Electronics For Imaging, Inc.(a)	25,000	1,223,000

		8,232,100

Total Common Stocks (Cost $41,205,367)		51,139,323

Collateral for Securities on Loan (1.59%)
State Street Navigator Prime Portfolio, 0.30%	823,500	823,500

Total Collateral for Securities on Loan (Cost $823,500)		823,500

Short-Term Investments (0.61%)
Time Deposits (0.61%)
State Street Euro Dollar Time Deposit (USD), 0.01%, 10/03/16	314,271	314,271

Total Short-Term Investments (Cost $314,271)		314,271

Total Investments (101.34%) (Cost $42,343,138)		$52,277,094

Liabilities Less Other Assets (-1.34%)		(693,252)

Net Assets (100.00%)		$51,583,842

The accompanying notes are an integral part of the financial statements.
Annual Report | September 30, 2016	29

ICON Information Technology Fund	Schedule of Investments
September 30, 2016

(a)	Non-income producing security.
(b)	All or a portion of the security was on loan as of September 30, 2016.

Sector Composition (September 30, 2016)

Information Technology	99.14%

99.14%

Percentages are based upon common stocks as a percentage of net assets.

Industry Composition (September 30, 2016)

Internet Software & Services	19.44%
Technology Hardware, Storage & Peripherals	15.96%
Data Processing & Outsourced Services	14.97%
Semiconductors	10.53%
Semiconductor Equipment	7.00%
Systems Software	5.61%
Application Software	5.08%
Home Entertainment Software	4.55%
Electronic Manufacturing Services	4.28%
Communications Equipment	4.02%
Electronic Equipment & Instruments	3.53%
Electronic Components	1.87%
IT Consulting & Other Services	1.22%
Technology Distributors	1.08%

99.14%

Percentages are based upon common stocks as a percentage of net assets.

The accompanying notes are an integral part of the financial statements.
30	www.iconfunds.com

ICON Natural Resources Fund	Management Overview
September 30, 2016 (Unaudited)

Q.	How did the Fund perform relative to its benchmarks?

A.

The ICON Natural Resources Fund returned 17.24% for the fiscal year ended September 30, 2016, while the S&P Composite 1500 Index rose by 15.49%. Total returns for other periods and additional Class shares as of September 30, 2016 appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors were behind the Fund’s relative performance?

A.

While fiscal year 2016 produced strong returns from start to finish, it was a tale of two different markets largely driven by macro-economic shocks and general commodity movements. The year began with a strong rally that reversed rather quickly as commodities resumed their downward spiral, falling by approximately 20% before finding a bottom in the middle of February 2016. This aggressive sell-off hit industrial metals and oil the hardest, resulting in negative returns in industries tied to these commodities such as the Copper, Aluminum, Diversified Metals & Mining, Oil & Gas Drilling, and Oil & Gas Exploration & Transportation industries. Our valuation methodology pointed us away from this segment of the market resulting in the Fund having lower downside capture numbers relative to the benchmark to start off the fiscal year.

The second half of fiscal year 2016 proved to be the exact opposite of the first half as commodities, and the equities tied to those commodities, rebounded aggressively. The largest returns stemmed from the Energy sector as companies that were on the brink of default when oil was trading below $30 a barrel experience strong relief rallies as oil rebounded finishing the fiscal year at approximately $48 a barrel. While we increased exposure to the Energy sector over the course of the fiscal year, the Fund was underweight during this rebound resulting in underperformance relative to the benchmark over the course of the second half of the year.

One specific segment within Natural Resource, gold miners, produced consistently strong returns over the course of the fiscal year in spite of variable market movements. Similar to the rest of the commodity space, gold miners have been in decline for several years and experienced a significant rebound rally during fiscal year 2016 with some companies within the segment producing triple digit returns. Our valuation methodology continued to view this space as generally overvalued and we avoided taking a position, which lead to underperformance relative to the benchmark.

Q.	How did the Fund’s composition affect performance?

A.

Individual industry returns for the industries in Natural Resources segment of the market varied wildly over the course of fiscal year 2016. The best performing industry was up over 46% while the worst was down over 48%. This divergence highlights why we believe industry rotation is so important within a volatile market segment such as Natural Resources. Additionally, variation in industry returns shows how industry allocation can drive the majority of returns over the course of the year.

Positive industry contributors to the Fund’s performance during fiscal year 2016 included Diversified Chemicals, Construction Materials, Specialty Chemicals, Paper Packaging, and Integrated Oil & Gas. Negative industry detractors from the Fund’s performance during fiscal year 2016 included Precious Metals & Minerals, Oil & Gas Refining & Marketing, Paper Products, Coal & Consumable Fuels, and Aluminum.

Q.	What is your investment outlook for the Materials sector?

A.

At the close of the fiscal year, the Natural Resource segment of the market was trading relatively close to fair value based on our valuation methodology, indicating that we see muted upside return expectations for fiscal year 2017. While the volatility over the past 12 months has presented certain opportunities due to depressed prices, we continue to remain cautious on commodity related names as demand from emerging market economies continues to wane and forward looking growth rates remain relatively depressed. However, we do see opportunity in industries that are tied to domestic economic growth and decreased cyclical exposure.

Annual Report | September 30, 2016	31

ICON Natural Resources Fund	Management Overview
September 30, 2016 (Unaudited)

Average Annual Total Return (as of September 30, 2016)

	Inception Date	1 Year	5 Years	10 Years	Since Inception	Gross Expense Ratio*	Net Expense Ratio*

ICON Natural Resources Fund - Class S	5/5/97	17.24%	9.82%	5.50%	4.36%	1.42%	1.42%
ICON Natural Resources Fund - Class C	9/30/10	16.11%	8.62%	N/A	5.10%	2.94%	2.50%
ICON Natural Resources Fund - Class A	9/30/10	17.05%	9.48%	N/A	5.89%	1.76%	1.75%
ICON Natural Resources Fund - Class A
(including maximum sales charge of 5.75%)	9/30/10	10.29%	8.19%	N/A	4.86%	1.76%	1.75%
S&P 1500 Materials Index		24.87%	13.43%	7.41%	6.73%	N/A	N/A
S&P Composite 1500 Index		15.49%	16.44%	7.44%	7.43%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section. The Adviser has agreed to limit certain Fund expenses; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future.

*	Please see the most recent prospectus for details.

Class C total returns exclude applicable sales charges. If sales charges were included returns would be lower.

Value of a $10,000 Investment (through September 30, 2016)

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Fund’s Class S shares on the Class’ inception date of 5/5/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund’s name changed effective January 22, 2016 and the investment strategy changed effective August 18, 2016. The Fund’s past performance would have been different if the current strategy had been in effect. The Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

32	www.iconfunds.com

ICON Natural Resources Fund	Schedule of Investments
September 30, 2016

	Shares or Principal Amount	Value

Common Stocks (82.04%)
Building Products (7.79%)
Apogee Enterprises, Inc.	16,000	$715,040
Fortune Brands Home & Security, Inc.	9,500	551,950
Masco Corp.	60,000	2,058,600
PGT, Inc.(a)	211,300	2,254,571

		5,580,161

Coal & Consumable Fuels (2.81%)
Cameco Corp.(b)	235,000	2,011,600

Commodity Chemicals (4.47%)
Cabot Corp.	7,000	366,870
LyondellBasell Industries N.V., Class A	20,000	1,613,200
Methanex Corp.	9,939	354,624
Olin Corp.	42,339	868,796

		3,203,490

Construction & Engineering (1.92%)
Comfort Systems U.S.A., Inc.	46,940	1,375,812

Construction Materials (8.34%)
Buzzi Unicem S.p.A.	60,000	1,230,288
Eagle Materials, Inc.	13,000	1,004,900
Headwaters, Inc.(a)	75,000	1,269,000
Martin Marietta Materials, Inc.	5,500	985,105
Summit Materials, Inc., Class A(a)	80,000	1,484,000

		5,973,293

Copper (0.53%)
Freeport-McMoRan, Inc.	35,000	380,100

Diversified Chemicals (14.42%)
Dow Chemical Co.	68,745	3,563,053
Eastman Chemical Co.	40,000	2,707,200
Huntsman Corp.	250,000	4,067,500

		10,337,753

Fertilizers & Agricultural Chemicals (4.65%)
Agrium, Inc.(b)	5,500	498,795
CF Industries Holdings, Inc.	90,000	2,191,500
Monsanto Co.	6,300	643,860

		3,334,155

Integrated Oil & Gas (4.19%)
BP PLC	215,000	1,253,180
Royal Dutch Shell PLC, Sponsored ADR, Class A	35,000	1,752,450

		3,005,630

Oil & Gas Equipment & Services (2.41%)
Schlumberger, Ltd.	22,000	1,730,080

Oil & Gas Exploration & Production (4.82%)
Diamondback Energy, Inc.(a)	16,000	1,544,640

	Shares or Principal Amount	Value

Oil & Gas Exploration & Production (continued)
Synergy Resources Corp.(a)	275,000	$1,905,750

		3,450,390

Oil & Gas Refining & Marketing (4.47%)
PBF Energy, Inc., Class A(b)	31,214	706,685
Phillips 66	8,000	644,400
Tesoro Corp.	10,000	795,600
Valero Energy Corp.	20,000	1,060,000

		3,206,685

Oil & Gas Storage & Transportation (1.47%)
Enbridge, Inc.	24,000	1,054,796

Paper Packaging (8.53%)
Avery Dennison Corp.	2,200	171,138
Graphic Packaging Holding Co.	290,000	4,057,100
International Paper Co.	30,000	1,439,400
Smurfit Kappa Group PLC	20,000	447,053

		6,114,691

Research & Consulting Services (3.36%)
Hill International, Inc.(a)	522,440	2,408,448

Specialty Chemicals (7.31%)
Ashland, Inc.	6,000	695,700
Celanese Corp., Class A	17,000	1,131,520
PolyOne Corp.	60,000	2,028,600
Sherwin-Williams Co.	5,000	1,383,300

		5,239,120

Steel (0.55%)
Nucor Corp.	8,000	395,600

Total Common Stocks (Cost $59,303,835)		58,801,804

Exchange Traded Funds (10.31%)
iShares North American Natural Resources ETF(b)	112,000	3,859,520
Energy Select Sector SPDR Fund(b)	50,000	3,530,500

Total Exchange Traded Funds (Cost $6,681,608)		7,390,020

Collateral for Securities on Loan (9.08%)
State Street Navigator Prime Portfolio, 0.30%	6,505,465	6,505,465

Total Collateral for Securities on Loan (Cost $6,505,465)		6,505,465

The accompanying notes are an integral part of the financial statements.
Annual Report | September 30, 2016	33

ICON Natural Resources Fund	Schedule of Investments
September 30, 2016

	Shares or Principal Amount	Value

Short-Term Investments (8.74%)
Time Deposits (8.74%)
State Street Euro Dollar Time Deposit (USD), 0.01%, 10/03/16	6,265,943	$6,265,943

Total Short-Term Investments (Cost $6,265,943)		6,265,943

Total Investments (110.17%) (Cost $78,756,851)		$78,963,232

Liabilities Less Other Assets (-10.17%)		(7,290,850)

Net Assets (100.00%)		$71,672,382

(a)	Non-income producing security.
(b)	All or a portion of the security was on loan as of September 30, 2016.

ADR - American Depositary Receipt

Sector Composition (September 30, 2016)

Materials	48.80%
Energy	20.17%
Industrials	13.07%

82.04%

Percentages are based upon common stocks as a percentage of net assets.

Industry Composition (September 30, 2016)

Diversified Chemicals	14.42%
Paper Packaging	8.53%
Construction Materials	8.34%
Building Products	7.79%
Specialty Chemicals	7.31%
Oil & Gas Exploration & Production	4.82%
Fertilizers & Agricultural Chemicals	4.65%
Commodity Chemicals	4.47%
Oil & Gas Refining & Marketing	4.47%
Integrated Oil & Gas	4.19%
Research & Consulting Services	3.36%
Coal & Consumable Fuels	2.81%
Oil & Gas Equipment & Services	2.41%
Construction & Engineering	1.92%
Oil & Gas Storage & Transportation	1.47%
Other Industries (each less than 1%)	1.08%

82.04%

Percentages are based upon common stocks as a percentage of net assets.

The accompanying notes are an integral part of the financial statements.
34	www.iconfunds.com

ICON Utilities Fund	Management Overview
September 30, 2016 (Unaudited)

Q.	How did the Fund perform relative to its benchmarks?

A.

The ICON Utilities Fund (the Fund) Class S returned 21.74% for the fiscal year ended September 30, 2016, beating its sector-specific benchmark, the S&P 1500 Utilities Index, which returned 18.71%. The broad benchmark, the S&P 1500 Index, returned 15.49%. Total returns for other periods and additional Class shares as of September 30, 2016, appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors were behind the Fund’s relative performance?

A.

According to our valuation methodology, at the end of the prior fiscal year, the Utilities sector had a value-to-price (V/P) ratio of 1.12 while the average V/P ratio for the overall equity market stood at 1.09. As the yield on the 10-year U.S. Treasury Note generally fell throughout the year, from 2.04% on September 30, 2015 to 1.60% on September 30, 2016, investors sought higher income elsewhere, increasing demand for dividend yielding stocks in the Utilities sector. On average, as of the end of the fiscal year 2016, the dividend yield for stocks we track in the Utilities sector was 3.33%, making them an attractive alternative to treasuries from a yield stand-point.

The Fund did have exposure to stocks outside of the Utilities sector, including companies in the Oil & Gas storage & Transportation industry. Many of the companies in this industry supply natural gas for electricity generation and redistribution for companies within the Utilities sector. Over the course of the year, the Fund’s weighted average holdings in the Oil & Gas Storage & Transportation industry was around 5.6% and these positions returned about 47%. The Fund’s holdings in the Telecommunication Services sector had positive performance as well. In general, the stocks the Fund held outside of the Utilities sector have similar dividend characteristic to the stocks within the Utilities sector.

Q.	How did the Fund’s composition affect performance?

A.

Over the course of the fiscal year, stock selection played a large role in the Fund’s performance relative to the benchmark. This is true specifically for the stocks held in the Fund from the Multi-Utilities industry. The stocks held in the Fund from the Multi-Utilities industry returned approximately 24% over the fiscal year while the benchmark’s holdings in the industry gained about 17%. Additionally the Fund was overweight compared to the benchmark in this industry, adding to the Fund’s relative out performance in the industry. The largest industry detractor from the Fund’s performance relative to the benchmark came from an overweight position in the Gas Utilities industry as the Fund’s stock selection within the industry led to the Fund underperforming in this industry compared to the benchmark.

Q.	What is your investment outlook for the Utilities sector?

A.

As of September 30, 2016, according to our valuation methodology, the Utilities sector had a V/P ratio of 1.13. Given these V/P readings we generally have a positive outlook for the sector and remain optimistic for the year ahead. However, because the Utilities sector is seen by some investors as an alternative to fixed income in a low interest rate environment, an increase in interest rates might make the Utilities sector less attractive, creating a short term headwind for the sector. As always, we look to value as our primary guide and will adjust our positioning as market conditions dictate.

Annual Report | September 30, 2016	35

ICON Utilities Fund	Management Overview
September 30, 2016 (Unaudited)

Average Annual Total Return (as of September 30, 2016)

	Inception Date	1 Year	5 Years	10 Years	Since Inception	Gross Expense Ratio*	Net Expense Ratio*

ICON Utilities Fund - Class S	7/9/97	21.74%	11.99%	7.55%	8.47%	1.70%	1.50%
ICON Utilities Fund - Class A	9/30/10	21.29%	11.69%	N/A	11.17%	1.89%	1.75%
ICON Utilities Fund - Class A (including maximum sales charge of 5.75%)	9/30/10	14.36%	10.38%	N/A	10.06%	1.89%	1.75%
S&P 1500 Utilities Index		18.71%	12.61%	8.39%	8.36%	N/A	N/A
S&P Composite 1500 Index		15.49%	16.44%	7.44%	6.97%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section. The Adviser has agreed to limit certain Fund expenses; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future.

*	Please see the most recent prospectus for details.

Value of a $10,000 Investment (through September 30, 2016)

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Fund’s Class S shares on the Class’ inception date of 7/9/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

36	www.iconfunds.com

ICON Utilities Fund	Schedule of Investments
September 30, 2016

	Shares or Principal Amount	Value

Common Stocks (97.41%)
Communications Equipment (1.86%)
Harris Corp.	12,100	$1,108,481

Electric Utilities (36.43%)
Alliant Energy Corp.	42,900	1,643,499
American Electric Power Co., Inc.	56,100	3,602,181
Duke Energy Corp.	23,200	1,856,928
Edison International	50,200	3,626,950
Eversource Energy	52,900	2,866,122
Great Plains Energy, Inc.	48,500	1,323,565
Hawaiian Electric Industries, Inc.	29,500	880,575
NextEra Energy, Inc.	13,900	1,700,248
OGE Energy Corp.	63,500	2,007,870
Pinnacle West Capital Corp.	29,600	2,249,304

		21,757,242

Electronic Manufacturing Services (1.38%)
TE Connectivity, Ltd.	12,800	824,064

Gas Utilities (5.84%)
National Fuel Gas Co.	40,900	2,211,463
South Jersey Industries, Inc.	22,100	653,055
Spire, Inc.	9,800	624,652

		3,489,170

Independent Power Producers & Energy Traders (3.17%)
AES Corp.	55,000	706,750
Calpine Corp.(a)	94,100	1,189,424

		1,896,174

Integrated Telecommunication Services (5.15%)
AT&T, Inc.	47,000	1,908,670
BCE, Inc.	25,300	1,168,354

		3,077,024

Multi-Utilities (34.78%)
Ameren Corp.	64,400	3,167,192
Avista Corp.	23,800	994,602
Black Hills Corp.	14,400	881,568
CenterPoint Energy, Inc.	74,700	1,735,281
CMS Energy Corp.	40,576	1,704,597
Dominion Resources, Inc.	38,200	2,837,114
DTE Energy Co.	34,400	3,222,248
NiSource, Inc.	39,900	961,989
Public Service Enterprise Group, Inc.	18,100	757,847
SCANA Corp.	15,700	1,136,209
Sempra Energy	31,500	3,376,485

		20,775,132

Oil & Gas Exploration & Production (1.33%)
Cabot Oil & Gas Corp.	30,800	794,640

Oil & Gas Storage & Transportation (4.95%)
Magellan Midstream Partners L.P.	19,100	1,351,134

	Shares or Principal Amount	Value

Oil & Gas Storage & Transportation (continued)
Ship Finance International, Ltd.(b)	76,100	$1,120,953
Teekay Corp.	63,000	485,730

		2,957,817

Semiconductors (1.06%)
Monolithic Power Systems, Inc.	7,900	635,950

Water Utilities (1.46%)
Aqua America, Inc.	28,600	871,728

Total Common Stocks (Cost $57,229,931)		58,187,422

Underlying Security/Expiration Date/Exercise Price	Contracts	Value

Put Options Purchased (0.53%)
Utilities Select Sector SPDR Fund 12/16/16, 50	900	208,800
Utilities Select Sector SPDR Fund 10/21/16, 51	500	107,500

		316,300

Total Put Options Purchased (Cost $235,691)		316,300

	Shares or Principal Amount	Value

Collateral for Securities on Loan (1.91%)
State Street Navigator Prime Portfolio, 0.30%	1,141,500	1,141,500

Total Collateral for Securities on Loan (Cost $1,141,500)		1,141,500

Short-Term Investments (1.92%)
Time Deposits (1.92%)
State Street Euro Dollar Time Deposit (USD), 0.01%, 10/03/16	1,144,742	1,144,742

Total Short-Term Investments (Cost $1,144,742)		1,144,742

Total Investments (101.77%) (Cost $59,751,864)		$60,789,964
Liabilities Less Other Assets (-1.77%)		(1,058,431)

Net Assets (100.00%)		$59,731,533

The accompanying notes are an integral part of the financial statements.
Annual Report | September 30, 2016	37

ICON Utilities Fund	Schedule of Investments
September 30, 2016

(a)	Non-income producing security.
(b)	All or a portion of the security was on loan as of September 30, 2016.

Sector Composition (September 30, 2016)

Utilities	81.68%
Energy	6.28%
Telecommunication Services	5.15%
Information Technology	4.30%

97.41%

Percentages are based upon common stocks as a percentage of net assets.

Industry Composition (September 30, 2016)

Electric Utilities	36.43%
Multi-Utilities	34.78%
Gas Utilities	5.84%
Integrated Telecommunication Services	5.15%
Oil & Gas Storage & Transportation	4.95%
Independent Power Producers & Energy Traders	3.17%
Communications Equipment	1.86%
Water Utilities	1.46%
Electronic Manufacturing Services	1.38%
Oil & Gas Exploration & Production	1.33%
Semiconductors	1.06%

97.41%

Percentages are based upon common stocks as a percentage of net assets.

The accompanying notes are an integral part of the financial statements.
38	www.iconfunds.com

ICON Sector Funds	Statements of Assets and Liabilities
September 30, 2016

	ICON Consumer Discretionary Fund	ICON Consumer Staples Fund	ICON Energy Fund
Assets
Investments, at cost	$44,648,379	$48,429,334	$387,772,354

Investments, at value(a)	42,345,019	48,380,862	390,166,249
Receivables:
Investments sold	1,205,395	–	12,424,552
Fund shares sold	2,684	120,483	317,563
Expense reimbursements due from Adviser	1,330	6,957	–
Dividends	27,528	88,546	385,284
Foreign tax reclaims	–	–	14,319
Other assets	7,062	11,158	106,937

Total assets	43,589,018	48,608,006	403,414,904

Liabilities
Payables:
Payable for collateral received on securities loaned	1,782,625	807,060	42,662,836
Payable to custodian	–	4,997,860	–
Investments purchased	2,068,016	2,453,345	7,438,901
Fund shares redeemed	34,123	66,859	478,397
Advisory fees	32,850	33,224	281,961
Transfer agent fees	7,923	10,690	137,132
Fund accounting fees	1,956	1,990	10,948
Accrued distribution fees	495	1,731	10,883
Trustee fees and expenses	1,744	1,696	14,657
Administration fees	1,706	1,716	14,507
Accrued expenses	26,819	23,738	96,137

Total liabilities	3,958,257	8,399,909	51,146,359

Net Assets - all share classes	$39,630,761	$40,208,097	$352,268,545

Net Assets - Class S	$37,263,151	$31,798,893	$327,497,266

Net Assets - Class C	$–	$–	$10,123,542

Net Assets - Class A	$2,367,610	$8,409,204	$14,647,737

Net Assets Consists of
Paid-in capital	$39,678,667	$37,182,312	$508,102,164
Accumulated undistributed net investment income/(loss)	–	33,122	(33,682)
Accumulated undistributed net realized gain/(loss)	2,255,454	3,041,135	(158,193,832)
Unrealized appreciation/(depreciation)	(2,303,360)	(48,472)	2,393,895

Net Assets	$39,630,761	$40,208,097	$352,268,545

Shares outstanding (unlimited shares authorized, no par value)
Class S	2,750,033	3,982,674	25,872,744
Class C	–	–	833,969
Class A	181,315	1,056,629	1,162,441
Net asset value (offering and redemption price per share)
Class S	$13.55	$7.98	$12.66
Class C	$–	$–	$12.14
Class A	$13.06	$7.96	$12.60
Class A maximum offering price (100%/ (100%-maximum sales charge)) of net asset value adjusted to the nearest cent per share	$13.85	$8.44	$13.37

(a) Includes securities on loan of	$1,781,465	$779,737	$41,762,067

The accompanying notes are an integral part of the financial statements.
Annual Report | September 30, 2016	39

ICON Sector Funds	Statements of Assets and Liabilities
September 30, 2016

	ICON Financial Fund	ICON Healthcare Fund	ICON Industrials Fund
Assets
Investments, at cost	$47,781,564	$89,228,207	$24,363,317

Investments, at value(a)	46,494,916	87,498,465	25,703,861
Foreign currency, at value (Cost $8,921, $– and $–, respectively)	8,921	–	–
Receivables:
Investments sold	–	38,660	–
Fund shares sold	31,580	16,288	26
Expense reimbursements due from Adviser	3,105	–	3,959
Dividends	70,810	29,818	5,619
Foreign tax reclaims	–	3,827	–
Other assets	9,491	11,941	7,294

Total assets	46,618,823	87,598,999	25,720,759

Liabilities
Payables:
Payable for collateral received on securities loaned	502,800	1,546,000	–
Loan payable, at value (Cost $100,081, $– and $–)	100,081	–	–
Expense recoupment due to Adviser	–	4,155	–
Investments purchased	–	4,763,837	688,466
Fund shares redeemed	41,586	10,762	26,984
Advisory fees	38,216	66,526	19,417
Transfer agent fees	7,229	22,628	5,720
Fund accounting fees	2,154	3,175	1,433
Accrued distribution fees	538	1,058	234
Trustee fees and expenses	1,927	3,450	709
Administration fees	1,964	3,451	991
Accrued expenses	26,954	34,998	21,938

Total liabilities	723,449	6,460,040	765,892

Net Assets - all share classes	$45,895,374	$81,138,959	$24,954,867

Net Assets - Class S	$43,353,774	$76,217,584	$23,956,789

Net Assets - Class A	$2,541,600	$4,921,375	$998,078

Net Assets Consists of
Paid-in capital	$138,026,167	$81,764,791	$41,850,875
Accumulated undistributed net investment income/(loss)	487,449	(63,244)	(22,535)
Accumulated undistributed net realized gain/(loss)	(91,331,594)	1,167,154	(18,214,017)
Unrealized appreciation/(depreciation)	(1,286,648)	(1,729,742)	1,340,544

Net Assets	$45,895,374	$81,138,959	$24,954,867

Shares outstanding (unlimited shares authorized, no par value)
Class S	5,654,114	4,947,704	1,953,540
Class A	329,586	331,596	82,224
Net asset value (offering and redemption price per share)
Class S	$7.67	$15.40	$12.26
Class A	$7.71	$14.84	$12.14
Class A maximum offering price (100%/ (100%-maximum sales charge)) of net asset value adjusted to the nearest cent per share	$8.18	$15.75	$12.88

(a) Includes securities on loan of	$495,160	$1,522,070	$–

The accompanying notes are an integral part of the financial statements.
40	www.iconfunds.com

ICON Sector Funds	Statements of Assets and Liabilities
September 30, 2016

	ICON Information Technology Fund	ICON Natural Resources Fund	ICON Utilities Fund
Assets
Investments, at cost	$42,343,138	$78,756,851	$59,751,864

Investments, at value(a)	52,277,094	78,963,232	60,789,964
Receivables:
Investments sold	425,578	1,628,149	1,433,785
Fund shares sold	39,360	109,235	419,599
Expense reimbursements due from Adviser	224	68,539	4,876
Dividends	16,054	114,731	193,892
Foreign tax reclaims	–	833	–
Other assets	8,529	14,648	25,417

Total assets	52,766,839	80,899,367	62,867,533

Liabilities
Payables:
Payable for collateral received on securities loaned	823,500	6,505,465	1,141,500
Investments purchased	245,087	2,354,077	1,721,830
Fund shares redeemed	24,019	233,675	117,639
Distributions due to shareholders	–	–	49,985
Advisory fees	41,634	58,706	48,562
Transfer agent fees	14,421	29,848	16,289
Fund accounting fees	2,251	3,043	2,483
Accrued distribution fees	527	2,133	3,169
Trustee fees and expenses	1,994	3,058	2,827
Administration fees	2,124	3,026	2,598
Accrued expenses	27,440	33,954	29,118

Total liabilities	1,182,997	9,226,985	3,136,000

Net Assets - all share classes	$51,583,842	$71,672,382	$59,731,533

Net Assets - Class S	$48,952,961	$65,787,313	$43,863,813

Net Assets - Class C	$–	$1,434,502	$–

Net Assets - Class A	$2,630,881	$4,450,567	$15,867,720

Net Assets Consists of
Paid-in capital	$32,776,198	$76,480,544	$54,513,606
Accumulated undistributed net investment income/(loss)	–	400,690	22,990
Accumulated undistributed net realized gain/(loss)	8,873,688	(5,415,227)	4,156,752
Unrealized appreciation/(depreciation)	9,933,956	206,375	1,038,185

Net Assets	$51,583,842	$71,672,382	$59,731,533

Shares outstanding (unlimited shares authorized, no par value)
Class S	2,726,177	5,129,815	4,623,967
Class C	–	116,014	–
Class A	149,939	349,577	1,697,039
Net asset value (offering and redemption price per share)
Class S	$17.96	$12.82	$9.49
Class C	$–	$12.36	$–
Class A	$17.55	$12.73	$9.35
Class A maximum offering price (100%/ (100%-maximum sales charge)) of net asset value adjusted to the nearest cent per share	$18.62	$13.51	$9.92

(a) Includes securities on loan of	$801,360	$6,414,211	$1,120,953

The accompanying notes are an integral part of the financial statements.
Annual Report | September 30, 2016	41

ICON Sector Funds	Statements of Operations
Year Ended September 30, 2016

	ICON Consumer Discretionary Fund	ICON Consumer Staples Fund	ICON Energy Fund
Investment Income
Interest	$654	$3,252	$1,023
Dividends	521,596	384,685	11,474,238
Foreign taxes withheld	(2,925)	–	(207,358)
Income from securities lending, net	26,483	9,916	684,231

Total investment income	545,808	397,853	11,952,134

Expenses
Advisory fees	452,667	227,890	3,428,145
Administration fees	22,696	11,394	171,802
Transfer agent fees	66,031	59,171	806,805
Distribution fees:
Class C	–	–	95,696
Class A	7,600	18,194	34,812
Registration fees	28,409	25,863	54,814
Audit and tax service expense	18,161	16,991	34,532
Fund accounting fees	17,177	9,605	118,076
Trustee fees and expenses	7,263	4,008	55,485
Insurance expense	7,349	2,130	61,030
Custody fees	4,477	3,295	12,430
Printing fees	12,699	7,027	74,541
Interest expense	94	1,329	1,157
Recoupment of previously reimbursed expenses	–	15,155	–
Other expenses	21,196	12,021	133,033

Total expenses before expense reimbursement	665,819	414,073	5,082,358
Expense reimbursement by Adviser due to expense limitation agreement	(4,288)	(51,650)	–

Net Expenses	661,531	362,423	5,082,358

Net Investment Income/(Loss)	(115,723)	35,430	6,869,776

Realized and Unrealized Gain/(Loss)
Net realized gain/(loss) on:
Investments	2,371,232	3,041,135	(57,721,087)
Foreign currency	–	–	605

	2,371,232	3,041,135	(57,720,482)

Change in unrealized net appreciation/(depreciation) on:
Investments and foreign currency	(204,909)	(1,151,918)	100,616,370

	(204,909)	(1,151,918)	100,616,370

Net realized and unrealized gain/(loss)	2,166,323	1,889,217	42,895,888

Net Increase/(Decrease) in Net Assets Resulting From Operations	$2,050,600	$1,924,647	$49,765,664

The accompanying notes are an integral part of the financial statements.
42	www.iconfunds.com

ICON Sector Funds	Statements of Operations
Year Ended September 30, 2016

	ICON Financial Fund	ICON Healthcare Fund	ICON Industrials Fund
Investment Income
Interest	$66	$554	$153
Dividends	1,165,780	982,095	216,090
Foreign taxes withheld	(6,229)	(2,918)	–
Income from securities lending, net	35,443	29,526	1,655
Other income	–	11,826	–

Total investment income	1,195,060	1,021,083	217,898

Expenses
Advisory fees	498,102	867,577	159,835
Administration fees	25,147	43,503	8,011
Transfer agent fees	67,791	161,988	37,466
Distribution fees:
Class A	6,029	21,015	1,912
Registration fees	26,489	42,769	21,962
Audit and tax service expense	18,190	19,915	16,918
Fund accounting fees	18,984	30,153	6,969
Trustee fees and expenses	7,974	13,827	2,456
Insurance expense	5,121	19,380	4,389
Custody fees	3,844	4,834	3,018
Printing fees	13,698	18,052	10,327
Interest expense	715	2,484	–
Recoupment of previously reimbursed expenses	–	–	5,222
Other expenses	24,340	34,821	8,312

Total expenses before expense reimbursement	716,424	1,280,318	286,797
Expense reimbursement by Adviser due to expense limitation agreement	(8,903)	(3,006)	(44,625)

Net Expenses	707,521	1,277,312	242,172

Net Investment Income/(Loss)	487,539	(256,229)	(24,274)

Realized and Unrealized Gain/(Loss)
Net realized gain/(loss) on:
Investments	(4,872,050)	1,360,141	1,229,396
Foreign currency	(90)	–	–
Long-term capital gain distributions from other investment companies	3,543	–	–

	(4,868,597)	1,360,141	1,229,396

Change in unrealized net appreciation/(depreciation) on:
Investments and foreign currency	2,869,562	6,368,752	210,733

	2,869,562	6,368,752	210,733

Net realized and unrealized gain/(loss)	(1,999,035)	7,728,893	1,440,129

Net Increase/(Decrease) in Net Assets Resulting From Operations	$(1,511,496)	$7,472,664	$1,415,855

The accompanying notes are an integral part of the financial statements.
Annual Report | September 30, 2016	43

ICON Sector Funds	Statements of Operations
Year Ended September 30, 2016

	ICON Information Technology Fund	ICON Natural Resources Fund(a)	ICON Utilities Fund
Investment Income
Interest	$130	$656	$124
Dividends	467,451	1,583,165	2,141,065
Foreign taxes withheld	–	(29,895)	(17,926)
Income from securities lending, net	9,569	29,109	44,515
Other income	1,175	6	–

Total investment income	478,325	1,583,041	2,167,778

Expenses
Advisory fees	465,306	691,011	452,604
Administration fees	23,312	34,640	22,783
Transfer agent fees	94,908	162,930	87,574
Distribution fees:
Class C	–	10,865	–
Class A	5,138	10,226	26,359
Registration fees	25,146	32,898	24,905
Audit and tax service expense	18,053	22,065	17,680
Fund accounting fees	17,452	25,461	17,525
Trustee fees and expenses	7,494	11,176	8,007
Insurance expense	6,916	11,286	2,478
Custody fees	4,163	5,957	4,155
Printing fees	14,991	69,412	15,660
Interest expense	748	539	1,807
Recoupment of previously reimbursed expenses	1,032	346	36,164
Other expenses	21,820	43,515	22,199

Total expenses before expense reimbursement	706,479	1,132,327	739,900
Expense reimbursement by Adviser due to expense limitation agreement	(8,637)	(73,898)	(31,947)

Net Expenses	697,842	1,058,429	707,953

Net Investment Income/(Loss)	(219,517)	524,612	1,459,825

Realized and Unrealized Gain/(Loss)
Net realized gain/(loss) on:
Investments	9,737,627	(4,578,566)	4,282,912
Foreign currency	–	(11,991)	649

	9,737,627	(4,590,557)	4,283,561

Change in unrealized net appreciation/(depreciation) on:
Investments and foreign currency	(1,066,435)	15,224,010	1,873,338

	(1,066,435)	15,224,010	1,873,338

Net realized and unrealized gain/(loss)	8,671,192	10,633,453	6,156,899

Net Increase/(Decrease) in Net Assets Resulting From Operations	$8,451,675	$11,158,065	$7,616,724

(a)	Prior to January 22, 2016, the ICON Natural Resources Fund was known as the ICON Materials Fund.

The accompanying notes are an integral part of the financial statements.
44	www.iconfunds.com

Page Intentionally Left Blank

ICON Sector Funds	Statements of Changes in Net Assets

	ICON Consumer Discretionary Fund		ICON Consumer Staples Fund

	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2016	Year Ended September 30, 2015

Operations
Net investment income/(loss)	$(115,723)	$(279,889)	$35,430	$37,316
Net realized gain/(loss)	2,371,232	5,384,667	3,041,135	2,707,892
Change in net unrealized appreciation/(depreciation)	(204,909)	(1,319,349)	(1,151,918)	(738,309)

Net increase/(decrease) in net assets resulting from operations	2,050,600	3,785,429	1,924,647	2,006,899

Dividends and Distributions to Shareholders
Net investment income
Class S	–	–	(2,775)	(182,080)
Class C(a)	–	–	–	(27,681)
Class A(a)	–	–	(282)	(55,273)
Net realized gains
Class S	(4,142,603)	(7,437,716)	(1,689,533)	(2,549,485)
Class C(a)	–	(61,165)	–	(526,066)
Class A(a)	(324,745)	(598,384)	(1,018,358)	(758,214)

Net decrease from dividends and distributions	(4,467,348)	(8,097,265)	(2,710,948)	(4,098,799)

Fund Share Transactions
Shares sold
Class S	3,598,562	21,689,352	31,781,091	9,344,934
Class C(a)	–	409,813	–	1,255,133
Class A(a)	978,272	3,370,795	9,210,875	2,230,956
Reinvested dividends and distributions
Class S	4,104,730	7,360,142	1,604,272	2,554,153
Class C(a)	–	52,431	–	201,008
Class A(a)	289,861	539,623	808,132	688,039
Shares repurchased
Class S	(13,145,470)	(35,671,860)	(9,693,926)	(27,906,883)
Class C(a)	–	(952,038)	–	(2,486,008)
Class A(a)	(1,690,501)	(3,081,029)	(4,969,477)	(1,473,943)

Net increase/(decrease) from fund share transactions	(5,864,546)	(6,282,771)	28,740,967	(15,592,611)

Total net increase/(decrease) in net assets	(8,281,294)	(10,594,607)	27,954,666	(17,684,511)

Net Assets
Beginning of year	47,912,055	58,506,662	12,253,431	29,937,942

End of year	$39,630,761	$47,912,055	$40,208,097	$12,253,431

Accumulated undistributed net investment income/(loss)	$–	$–	$33,122	$749

The accompanying notes are an integral part of the financial statements.
46	www.iconfunds.com

ICON Sector Funds	Statements of Changes in Net Assets

	ICON Consumer Discretionary Fund		ICON Consumer Staples Fund

	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2016	Year Ended September 30, 2015

Transactions in Fund Shares
Shares sold
Class S	251,318	1,413,797	3,991,017	914,672
Class C(a)	–	29,106	–	124,315
Class A(a)	70,735	218,030	1,184,079	234,942
Issued to shareholders in reinvestment of distributions
Class S	307,240	502,056	212,768	275,267
Class C(a)	–	3,777	–	22,384
Class A(a)	22,418	37,710	107,322	74,225
Shares repurchased
Class S	(955,082)	(2,336,434)	(1,161,279)	(2,476,966)
Class C(a)	–	(69,108)	–	(276,761)
Class A(a)	(128,008)	(203,013)	(626,714)	(153,867)

Net increase/(decrease)	(431,379)	(404,079)	3,707,193	(1,261,789)

Shares outstanding, beginning of year	3,362,727	3,766,806	1,332,110	2,593,899

Shares outstanding, end of year	2,931,348	3,362,727	5,039,303	1,332,110

(a)

Class C shares merged into Class A shares on September 25, 2015. The information presented includes the activity for Class C prior to the merger as well as Class C shares redeemed and Class A shares issued in connection with the merger.

The accompanying notes are an integral part of the financial statements.
Annual Report | September 30, 2016	47

ICON Sector Funds	Statements of Changes in Net Assets

	ICON Energy Fund		ICON Financial Fund

	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2016	Year Ended September 30, 2015

Operations
Net investment income/(loss)	$6,869,776	$3,185,299	$487,539	$228,338
Net realized gain/(loss)	(57,720,482)	(91,275,818)	(4,872,140)	2,241,254
Net realized gain/(loss) on long-term capital gain distributions from other investment companies	–	–	3,543	–
Change in net unrealized appreciation/(depreciation)	100,616,370	(125,848,879)	2,869,562	(4,690,498)

Net increase/(decrease) in net assets resulting from operations	49,765,664	(213,939,398)	(1,511,496)	(2,220,906)

Dividends and Distributions to Shareholders
Net investment income
Class S	(3,080,658)	(2,185,262)	–	(297,167)	(a)
Class C(b)	(46,988)	–	–	(1,205)	(a)
Class A(b)	(87,124)	(46,508)	–	(2,530)	(a)
Net realized gains
Class S	–	(91,546,420)	–	–
Class C(b)	–	(2,566,539)	–	–
Class A(b)	–	(4,344,666)	–	–

Net decrease from dividends and distributions	(3,214,770)	(100,689,395)	–	(300,902)

Fund Share Transactions
Shares sold
Class S	109,808,067	155,430,206	11,122,679	33,196,366
Class C(b)	1,926,758	6,608,035	–	710,046
Class A(b)	4,574,292	9,095,784	1,691,237	2,012,530
Reinvested dividends and distributions
Class S	2,963,225	89,035,364	–	294,149
Class C(b)	40,797	2,100,297	–	1,038
Class A(b)	66,909	3,519,414	–	1,970
Shares repurchased
Class S	(149,229,594)	(246,946,411)	(15,374,878)	(14,305,860)
Class C(b)	(2,980,604)	(7,362,690)	–	(716,985)
Class A(b)	(6,498,389)	(11,211,290)	(1,112,225)	(489,118)

Net increase/(decrease) from fund share transactions	(39,328,539)	268,709	(3,673,187)	20,704,136

Total net increase/(decrease) in net assets	7,222,355	(314,360,084)	(5,184,683)	18,182,328

Net Assets
Beginning of year	345,046,190	659,406,274	51,080,057	32,897,729

End of year	$352,268,545	$345,046,190	$45,895,374	$51,080,057

Accumulated undistributed net investment income/(loss)	$(33,682)	$1,363,789	$487,449	$–

The accompanying notes are an integral part of the financial statements.
48	www.iconfunds.com

ICON Sector Funds	Statements of Changes in Net Assets

	ICON Energy Fund		ICON Financial Fund

	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2016	Year Ended September 30, 2015
Transactions in Fund Shares
Shares sold
Class S	9,937,173	11,026,018	1,386,325	3,898,005
Class C(b)	173,976	467,829	–	83,078
Class A(b)	405,435	602,723	225,786	244,185
Issued to shareholders in reinvestment of distributions
Class S	278,237	6,310,086	–	37,808
Class C(b)	3,961	153,195	–	135
Class A(b)	6,295	250,314	–	251
Shares repurchased
Class S	(13,027,347)	(16,249,675)	(2,072,996)	(1,717,118)
Class C(b)	(270,035)	(484,637)	–	(92,318)
Class A(b)	(561,929)	(743,141)	(148,818)	(60,426)

Net increase/(decrease)	(3,054,234)	1,332,712	(609,703)	2,393,600

Shares outstanding, beginning of year	30,923,388	29,590,676	6,593,403	4,199,803

Shares outstanding, end of year	27,869,154	30,923,388	5,983,700	6,593,403

(a)	The ICON Financial Fund had a distribution in excess of net investment income during the fiscal year ended September 30, 2015.
(b)

Class C shares of the ICON Financial Fund merged into Class A shares on September 25, 2015. The information presented includes the activity for Class C prior to the merger as well as Class C shares redeemed and Class A shares issued in connection with the merger.

The accompanying notes are an integral part of the financial statements.
Annual Report | September 30, 2016	49

ICON Sector Funds	Statements of Changes in Net Assets

	ICON Healthcare Fund		ICON Industrials Fund

	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2016	Year Ended September 30, 2015

Operations
Net investment income/(loss)	$(256,229)	$(757,081)	$(24,274)	$27,024
Net realized gain/(loss)	1,360,141	24,437,743	1,229,396	6,859,443
Change in net unrealized appreciation/(depreciation)	6,368,752	(16,999,189)	210,733	(7,128,021)

Net increase/(decrease) in net assets resulting from operations	7,472,664	6,681,473	1,415,855	(241,554)

Dividends and Distributions to Shareholders
Net investment income
Class S	–	–	–	(26,242)
Net realized gains
Class S	(18,074,605)	(29,325,742)	–	–
Class C(a)	–	(255,243)	–	–
Class A(a)	(2,959,679)	(3,330,588)	–	–

Net decrease from dividends and distributions	(21,034,284)	(32,911,573)	–	(26,242)

Fund Share Transactions
Shares sold
Class S	8,840,606	82,146,215	13,580,388	7,116,799
Class C(a)	–	2,116,107	–	136,307
Class A(a)	1,044,829	12,844,606	865,729	520,264
Reinvested dividends and distributions
Class S	17,161,570	27,557,080	–	25,951
Class C(a)	–	226,826	–	–
Class A(a)	2,747,924	3,195,114	–	–
Shares repurchased
Class S	(33,976,571)	(140,472,115)	(5,225,967)	(28,551,022)
Class C(a)	–	(2,684,340)	–	(389,916)
Class A(a)	(11,543,997)	(8,127,702)	(528,190)	(199,180)

Net increase/(decrease) from fund share transactions	(15,725,639)	(23,198,209)	8,691,960	(21,340,797)

Total net increase/(decrease) in net assets	(29,287,259)	(49,428,309)	10,107,815	(21,608,593)

Net Assets
Beginning of year	110,426,218	159,854,527	14,847,052	36,455,645

End of year	$81,138,959	$110,426,218	$24,954,867	$14,847,052

Accumulated undistributed net investment income/(loss)	$(63,244)	$–	$(22,535)	$(2,188)

The accompanying notes are an integral part of the financial statements.
50	www.iconfunds.com

ICON Sector Funds	Statements of Changes in Net Assets

	ICON Healthcare Fund		ICON Industrials Fund

	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2016	Year Ended September 30, 2015

Transactions in Fund Shares
Shares sold
Class S	571,957	3,948,413	1,102,557	581,655
Class C(a)	–	110,698	–	11,363
Class A(a)	67,963	646,369	72,878	45,927
Issued to shareholders in reinvestment of distributions
Class S	1,165,868	1,445,049	–	2,223
Class C(a)	–	12,714	–	–
Class A(a)	193,108	171,688	–	–
Shares repurchased
Class S	(2,124,163)	(6,673,617)	(451,383)	(2,357,106)
Class C(a)	–	(156,937)	–	(35,500)
Class A(a)	(811,470)	(430,358)	(45,537)	(16,775)

Net increase/(decrease)	(936,737)	(925,981)	678,515	(1,768,213)

Shares outstanding, beginning of year	6,216,037	7,142,018	1,357,249	3,125,462

Shares outstanding, end of year	5,279,300	6,216,037	2,035,764	1,357,249

(a)

Class C shares merged into Class A shares on September 25, 2015. The information presented includes the activity for Class C prior to the merger as well as Class C shares redeemed and Class A shares issued in connection with the merger.

The accompanying notes are an integral part of the financial statements.
Annual Report | September 30, 2016	51

ICON Sector Funds	Statements of Changes in Net Assets

	ICON Information Technology Fund		ICON Natural Resources Fund

	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2016(a)	Year Ended September 30, 2015

Operations
Net investment income/(loss)	$(219,517)	$(353,717)	$524,612	$213,173
Net realized gain/(loss)	9,737,627	6,605,486	(4,590,557)	13,500,660
Change in net unrealized appreciation/(depreciation)	(1,066,435)	(1,368,701)	15,224,010	(32,304,609)

Net increase/(decrease) in net assets resulting from operations	8,451,675	4,883,068	11,158,065	(18,590,776)

Dividends and Distributions to Shareholders
Net investment income
Class S	–	–	(322,749)	(208,262)
Class A(b)	–	–	(2,353)	–
Net realized gains
Class S	–	–	(4,489,113)	–
Class C(b)	–	–	(52,186)	–
Class A(b)	–	–	(201,365)	–

Net decrease from dividends and distributions	–	–	(5,067,766)	(208,262)

Fund Share Transactions
Shares sold
Class S	18,296,541	21,010,894	16,580,790	21,981,237
Class C(b)	–	499,734	828,203	609,433
Class A(b)	1,908,013	4,813,274	4,545,786	1,846,097
Reinvested dividends and distributions
Class S	–	–	4,690,853	200,552
Class C(b)	–	–	43,566	–
Class A(b)	–	–	183,313	–
Shares repurchased
Class S	(22,597,870)	(30,795,176)	(21,368,193)	(37,934,905)
Class C(b)	–	(929,352)	(401,215)	(216,420)
Class A(b)	(2,987,018)	(2,189,088)	(3,837,341)	(5,884,751)

Net increase/(decrease) from fund share transactions	(5,380,334)	(7,589,714)	1,265,762	(19,398,757)

Total net increase/(decrease) in net assets	3,071,341	(2,706,646)	7,356,061	(38,197,795)

Net Assets
Beginning of year	48,512,501	51,219,147	64,316,321	102,514,116

End of year	$51,583,842	$48,512,501	$71,672,382	$64,316,321

Accumulated undistributed net investment income/(loss)	$–	$(286,389)	$400,690	$213,172

The accompanying notes are an integral part of the financial statements.
52	www.iconfunds.com

ICON Sector Funds	Statements of Changes in Net Assets

	ICON Information Technology Fund		ICON Natural Resources Fund

	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2016(a)	Year Ended September 30, 2015

Transactions in Fund Shares
Shares sold
Class S	1,105,056	1,431,875	1,391,294	1,483,591
Class C(b)	–	34,317	72,656	41,945
Class A(b)	119,658	324,948	384,690	125,254
Issued to shareholders in reinvestment of distributions
Class S	–	–	422,219	13,699
Class C(b)	–	–	4,038	–
Class A(b)	–	–	16,604	–
Shares repurchased
Class S	(1,410,912)	(2,116,872)	(1,776,770)	(2,608,199)
Class C(b)	–	(65,286)	(33,139)	(15,147)
Class A(b)	(186,123)	(142,668)	(313,793)	(413,339)

Net increase/(decrease)	(372,321)	(533,686)	167,799	(1,372,196)

Shares outstanding, beginning of year	3,248,437	3,782,123	5,427,607	6,799,803

Shares outstanding, end of year	2,876,116	3,248,437	5,595,406	5,427,607

(a)	Prior to January 22, 2016, the ICON Natural Resources Fund was known as the ICON Materials Fund.
(b)

Class C shares of the ICON Information Technology Fund merged into Class A shares on September 25, 2015. The information presented includes the activity for Class C prior to the merger as well as Class C shares redeemed and Class A shares issued in connection with the merger.

The accompanying notes are an integral part of the financial statements.
Annual Report | September 30, 2016	53

ICON Sector Funds	Statements of Changes in Net Assets

	ICON Utilities Fund

	Year Ended September 30, 2016	Year Ended September 30, 2015

Operations
Net investment income/(loss)	$1,459,825	$646,343
Net realized gain/(loss)	4,283,561	940,502
Change in net unrealized appreciation/(depreciation)	1,873,338	(758,094)

Net increase/(decrease) in net assets resulting from operations	7,616,724	828,751

Dividends and Distributions to Shareholders
Net investment income
Class S	(1,106,247)	(485,422)
Class C(a)	–	(44,880)
Class A(a)	(318,477)	(92,640)

Net decrease from dividends and distributions	(1,424,724)	(622,942)

Fund Share Transactions
Shares sold
Class S	50,937,665	12,850,414
Class C(a)	–	1,076,770
Class A(a)	12,140,072	4,507,405
Reinvested dividends and distributions
Class S	1,060,746	455,862
Class C(a)	–	7,444
Class A(a)	221,423	80,869
Shares repurchased
Class S	(31,789,944)	(12,269,919)
Class C(a)	–	(3,353,179)
Class A(a)	(3,816,717)	(1,458,476)

Net increase from fund share transactions	28,753,245	1,897,190

Total net increase in net assets	34,945,245	2,102,999

Net Assets
Beginning of year	24,786,288	22,683,289

End of year	$59,731,533	$24,786,288

Accumulated undistributed net investment income/(loss)	$22,990	$25,158

Transactions in Fund Shares
Shares sold
Class S	5,504,446	1,524,522
Class C(a)	–	132,246
Class A(a)	1,380,355	563,149
Issued to shareholders in reinvestment of distributions
Class S	114,167	55,665
Class C(a)	–	929
Class A(a)	23,829	9,994
Shares repurchased
Class S	(3,372,689)	(1,469,244)
Class C(a)	–	(421,473)
Class A(a)	(424,156)	(178,414)

Net increase	3,225,952	217,374

Shares outstanding, beginning of year	3,095,054	2,877,680

Shares outstanding, end of year	6,321,006	3,095,054

(a)

Class C shares merged into Class A shares on September 25, 2015. The information presented includes the activity for Class C prior to the merger as well as Class C shares redeemed and Class A shares issued in connection with the merger.

The accompanying notes are an integral part of the financial statements.
54	www.iconfunds.com

ICON Consumer Discretionary Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

Class S	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012

Net asset value, beginning of period	$14.27	$15.55	$14.50	$11.82	$8.79

Income/(loss) from investment operations:
Net investment income/(loss)(a)	(0.03)	(0.07)	(0.07)	(0.03)	0.03
Net realized and unrealized gains/(losses) on investments	0.65	1.03	1.12	2.73	3.00

Total from investment operations	0.62	0.96	1.05	2.70	3.03

Less dividends and distributions:
Dividends from net investment income	–	–	–	(0.02)	–
Distributions from net realized gains	(1.34)	(2.24)	–	–	–

Total dividends and distributions	(1.34)	(2.24)	–	(0.02)	–

Net asset value, end of period	$13.55	$14.27	$15.55	$14.50	$11.82

Total Return	4.49%	5.80%	7.24%	22.91%	34.47%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$37,263	$44,913	$55,476	$39,883	$58,314

Ratio of expenses to average net assets
Before expense limitation	1.42%	1.43%	1.46%	1.38%	1.40%
After expense limitation/ recoupment(b)	1.42%	1.43%	1.46%	1.38%	1.40%

Ratio of net investment income/(loss) to average net assets
Before expense limitation	(0.22)%	(0.44)%	(0.47)%	(0.21)%	0.26%
After expense limitation/ recoupment	(0.22)%	(0.44)%	(0.47)%	(0.21)%	0.26%
Portfolio turnover rate	158%	201%	202%	87%	91%

(a)	Calculated using the average shares method.
(b)

The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

The accompanying notes are an integral part of the financial statements.
Annual Report | September 30, 2016	55

ICON Consumer Discretionary Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

Class A(a)	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012

Net asset value, beginning of period	$13.88	$15.24	$14.25	$11.65	$8.75

Income/(loss) from investment operations:
Net investment income/(loss) (b)	(0.10)	(0.14)	(0.12)	(0.09)	(0.02)
Net realized and unrealized gains/(losses) on investments	0.62	1.02	1.11	2.69	2.92

Total from investment operations	0.52	0.88	0.99	2.60	2.90

Less dividends and distributions:
Distributions from net realized gains	(1.34)	(2.24)	–	–	–

Total dividends and distributions	(1.34)	(2.24)	–	–	–

Net asset value, end of period	$13.06	$13.88	$15.24	$14.25	$11.65

Total Return(c)	3.86%	5.34%	6.95%	22.42%	33.03%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$2,368	$2,999	$2,492	$4,699	$1,542

Ratio of expenses to average net assets
Before expense limitation	2.13%	1.91%	1.76%	1.78%	1.78%
After expense limitation/ recoupment (d)	1.99%	1.91%	1.76%	1.78%	1.78%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	(0.92)%	(0.97)%	(0.80)%	(0.66)%	(0.20)%
After expense limitation/recoupment	(0.78)%	(0.97)%	(0.80)%	(0.66)%	(0.20)%
Portfolio turnover rate	158%	201%	202%	87%	91%

(a)

Class C shares were merged into Class A on September 25, 2015. The amounts presented represent the results of the Class A shares for the periods prior to the merger and the results of the combined share class for the period subsequent to the merger.

(b)	Calculated using the average shares method.
(c)	The total return calculation excludes any sales charges.
(d)

The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

The accompanying notes are an integral part of the financial statements.
56	www.iconfunds.com

ICON Consumer Staples Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

Class S	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012
Net asset value, beginning of period	$9.20	$11.55	$11.18	$10.20	$8.61

Income/(loss) from investment operations:
Net investment income/(loss)(a)	0.02	0.04	0.11	0.21	0.14
Net realized and unrealized gains/(losses) on investments	0.96	0.98	1.31	0.98	1.69

Total from investment operations	0.98	1.02	1.42	1.19	1.83

Less dividends and distributions:
Dividends from net investment income	(0.00) (b)	(0.22)	(0.03)	(0.21)	(0.24)
Distributions from net realized gains	(2.20)	(3.15)	(1.02)	–	–

Total dividends and distributions	(2.20)	(3.37)	(1.05)	(0.21)	(0.24)

Net asset value, end of period	$7.98	$9.20	$11.55	$11.18	$10.20

Total Return	12.09%	8.66%	13.32%	11.75%	21.50%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$31,799	$8,651	$25,731	$33,813	$37,567

Ratio of expenses to average net assets
Before expense limitation	1.74%	1.87%	1.45%	1.51%	1.55%
After expense limitation/ recoupment (c)	1.51%	1.51%	1.45%	1.51%	1.51%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	0.00% (d)	(0.01)%	0.94%	1.92%	1.40%
After expense limitation/recoupment	0.23%	0.35%	0.94%	1.92%	1.44%
Portfolio turnover rate	125%	16%	52%	91%	82%

(a)	Calculated using the average shares method.
(b)	Amount less than $(0.005).
(c)

The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

(d)	Less than 0.005% of average net assets.

The accompanying notes are an integral part of the financial statements.
Annual Report | September 30, 2016	57

ICON Consumer Staples Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

Class A(a)	Year Ended September 30, 2016		Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012

Net asset value, beginning of period	$9.19		$11.58	$11.23	$10.24	$8.68

Income/(loss) from investment operations:
Net investment income/(loss)(b)	(0.00)(	c)(d)	0.02	0.07	0.14	0.11
Net realized and unrealized gains/(losses) on investments	0.97		0.97	1.32	1.03	1.68

Total from investment operations	0.97		0.99	1.39	1.17	1.79

Less dividends and distributions:
Dividends from net investment income	(0.00)	(d)	(0.23)	(0.02)	(0.18)	(0.23)
Distributions from net realized gains	(2.20)		(3.15)	(1.02)	–	–

Total dividends and distributions	(2.20)		(3.38)	(1.04)	(0.18)	(0.23)

Net asset value, end of period	$7.96		$9.19	$11.58	$11.23	$10.24

Total Return(e)	11.93%		8.32%	12.99%	11.52%	20.94%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$8,409		$3,602	$2,740	$2,744	$1,499

Ratio of expenses to average net assets
Before expense limitation	1.97%		2.12%	2.04%	1.84%	2.05%
After expense limitation/ recoupment (f)	1.76%		1.76%	1.75%	1.75%	1.77%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	(0.23)%		(0.15)%	0.35%	1.20%	0.82%
After expense limitation/ recoupment	(0.02)%		0.21%	0.64%	1.29%	1.10%
Portfolio turnover rate	125%		16%	52%	91%	82%

(a)

Class C shares were merged into Class A on September 25, 2015. The amounts presented represent the results of the Class A shares for the periods prior to the merger and the results of the combined share class for the period subsequent to the merger.

(b)	Calculated using the average shares method.
(c)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.
(d)	Amount less than $(0.005).
(e)	The total return calculation excludes any sales charges.
(f)

The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

The accompanying notes are an integral part of the financial statements.
58	www.iconfunds.com

ICON Energy Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

Class S	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012

Net asset value, beginning of period	$11.17	$22.30	$22.59	$19.18	$16.64

Income/(loss) from investment operations:
Net investment income/(loss)(a)	0.24	0.11	0.11	0.18	0.16
Net realized and unrealized gains/(losses) on investments	1.36	(7.42)	0.33	3.51	2.93

Total from investment operations	1.60	(7.31)	0.44	3.69	3.09

Less dividends and distributions:
Dividends from net investment income	(0.11)	(0.09)	(0.06)	(0.28)	(0.15)
Distributions from net realized gains	–	(3.73)	(0.67)	–	(0.40)

Total dividends and distributions	(0.11)	(3.82)	(0.73)	(0.28)	(0.55)

Net asset value, end of period	$12.66	$11.17	$22.30	$22.59	$19.18

Total Return	14.55%	(36.37)%	1.92%	19.55%	18.87%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$327,497	$320,486	$615,541	$659,581	$567,054

Ratio of expenses to average net assets
Before expense limitation	1.44%	1.42%	1.28%	1.29%	1.23%
After expense limitation/ recoupment (b)	1.44%	1.42%	1.28%	1.29%	1.23%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	2.04%	0.74%	0.46%	0.85%	0.87%
After expense limitation/ recoupment	2.04%	0.74%	0.46%	0.85%	0.87%
Portfolio turnover rate	99%	154%	97%	88%	74%

(a)	Calculated using the average shares method.
(b)

The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

The accompanying notes are an integral part of the financial statements.
Annual Report | September 30, 2016	59

ICON Energy Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

Class C	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012

Net asset value, beginning of period	$10.77	$21.74	$22.21	$18.87	$16.47

Income/(loss) from investment operations:
Net investment income/(loss)(a)	0.11	(0.04)	(0.15)	(0.05)	(0.04)
Net realized and unrealized gains/(losses) on investments	1.31	(7.20)	0.35	3.48	2.88

Total from investment operations	1.42	(7.24)	0.20	3.43	2.84

Less dividends and distributions:
Dividends from net investment income	(0.05)	–	–	(0.09)	(0.04)
Distributions from net realized gains	–	(3.73)	(0.67)	–	(0.40)

Total dividends and distributions	(0.05)	(3.73)	(0.67)	(0.09)	(0.44)

Net asset value, end of period	$12.14	$10.77	$21.74	$22.21	$18.87

Total Return(b)	13.31%	(36.99)%	0.83%	18.30%	17.50%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$10,124	$9,972	$17,170	$14,691	$8,257

Ratio of expenses to average net assets
Before expense limitation	2.49%	2.43%	2.38%	2.35%	2.36%
After expense limitation/ recoupment (c)	2.49%	2.43%	2.38%	2.35%	2.36%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	0.99%	(0.26)%	(0.65)%	(0.25)%	(0.20)%
After expense limitation/ recoupment	0.99%	(0.26)%	(0.65)%	(0.25)%	(0.20)%
Portfolio turnover rate	99%	154%	97%	88%	74%

(a)	Calculated using the average shares method.
(b)	The total return calculation excludes any sales charges.
(c)

The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

The accompanying notes are an integral part of the financial statements.
60	www.iconfunds.com

ICON Energy Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

Class A	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012

Net asset value, beginning of period	$11.11	$22.20	$22.50	$19.12	$16.59

Income/(loss) from investment operations:
Net investment income/(loss)(a)	0.21	0.07	0.04	0.11	0.11
Net realized and unrealized gains/(losses) on investments	1.35	(7.39)	0.35	3.51	2.91

Total from investment operations	1.56	(7.32)	0.39	3.62	3.02

Less dividends and distributions:
Dividends from net investment income	(0.07)	(0.04)	(0.02)	(0.24)	(0.09)
Distributions from net realized gains	–	(3.73)	(0.67)	–	(0.40)

Total dividends and distributions	(0.07)	(3.77)	(0.69)	(0.24)	(0.49)

Net asset value, end of period	$12.60	$11.11	$22.20	$22.50	$19.12

Total Return(b)	14.19%	(36.55)%	1.67%	19.21%	18.47%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$14,648	$14,588	$26,695	$26,170	$15,836

Ratio of expenses to average net assets
Before expense limitation	1.73%	1.66%	1.55%	1.61%	1.55%
After expense limitation/ recoupment (c)	1.73%	1.66%	1.55%	1.61%	1.55%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	1.77%	0.50%	0.19%	0.51%	0.61%
After expense limitation/ recoupment	1.77%	0.50%	0.19%	0.51%	0.61%
Portfolio turnover rate	99%	154%	97%	88%	74%

(a)	Calculated using the average shares method.
(b)	The total return calculation excludes any sales charges.
(c)

The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

The accompanying notes are an integral part of the financial statements.
Annual Report | September 30, 2016	61

ICON Financial Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

Class S	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012

Net asset value, beginning of period	$7.74	$7.83	$7.47	$6.04	$4.69

Income/(loss) from investment operations:
Net investment income/(loss)(a)	0.08	0.04	0.00 (b)	0.04	0.04
Net realized and unrealized gains/(losses) on investments	(0.15)	(0.08)	0.54	1.44	1.34

Total from investment operations	(0.07)	(0.04)	0.54	1.48	1.38

Less dividends and distributions:
Dividends from net investment income	–	(0.05)	(0.18)	(0.05)	(0.03)

Total dividends and distributions	–	(0.05)	(0.18)	(0.05)	(0.03)

Net asset value, end of period	$7.67	$7.74	$7.83	$7.47	$6.04

Total Return	(0.90)%	(0.55)%	7.27%	24.68%	29.54%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$43,354	$49,106	$32,286	$11,853	$27,696

Ratio of expenses to average net assets
Before expense limitation	1.40%	1.49%	1.64%	1.47%	1.39%
After expense limitation/ recoupment (c)	1.40%	1.49%	1.50%	1.47%	1.39%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	1.00%	0.52%	(0.20)%	0.65%	0.70%
After expense limitation/ recoupment	1.00%	0.52%	(0.06)%	0.65%	0.70%
Portfolio turnover rate	49%	51%	79%	95%	95%

(a)	Calculated using the average shares method.
(b)	Amount less than $0.005.
(c)

The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

The accompanying notes are an integral part of the financial statements.
62	www.iconfunds.com

ICON Financial Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

Class A(a)	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012

Net asset value, beginning of period	$7.82	$7.89	$7.37	$5.99	$4.68

Income/(loss) from investment operations:
Net investment income/(loss)(b)	0.05	0.02	(0.02)	0.06	0.01
Net realized and unrealized gains/(losses) on investments	(0.16)	(0.07)	0.54	1.38	1.33

Total from investment operations	(0.11)	(0.05)	0.52	1.44	1.34

Less dividends and distributions:
Dividends from net investment income	–	(0.02)	–	(0.06)	(0.03)

Total dividends and distributions	–	(0.02)	–	(0.06)	(0.03)

Net asset value, end of period	$7.71	$7.82	$7.89	$7.37	$5.99

Total Return(c)	(1.41)%	(0.69)%	7.20%	24.20%	28.83%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$2,542	$1,974	$541	$936	$9,278

Ratio of expenses to average net assets
Before expense limitation	2.12%	2.19%	2.35%	1.88%	1.80%
After expense limitation/ recoupment (d)	1.75%	1.75%	1.75%	1.76%	1.77%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	0.26%	(0.15)%	(0.86)%	0.82%	0.09%
After expense limitation/ recoupment	0.63%	0.29%	(0.26)%	0.94%	0.12%
Portfolio turnover rate	49%	51%	79%	95%	95%

(a)

Class C shares were merged into Class A on September 25, 2015. The amounts presented represent the results of the Class A shares for the periods prior to the merger and the results of the combined share class for the period subsequent to the merger.

(b)	Calculated using the average shares method.
(c)	The total return calculation excludes any sales charges.
(d)

The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

The accompanying notes are an integral part of the financial statements.
Annual Report | September 30, 2016	63

ICON Healthcare Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

Class S	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012

Net asset value, beginning of period	$17.83	$22.42	$22.17	$17.56	$13.56

Income/(loss) from investment operations:
Net investment income/(loss)(a)	(0.04)	(0.09)	(0.11)	0.03	0.17
Net realized and unrealized gains/(losses) on investments	1.54	1.02	6.18	4.75	3.97

Total from investment operations	1.50	0.93	6.07	4.78	4.14

Less dividends and distributions:
Dividends from net investment income	–	–	(0.03)	(0.17)	(0.14)
Distributions from net realized gains	(3.93)	(5.52)	(5.79)	–	–

Total dividends and distributions	(3.93)	(5.52)	(5.82)	(0.17)	(0.14)

Net asset value, end of period	$15.40	$17.83	$22.42	$22.17	$17.56

Total Return	9.44%	2.55%	32.27%	27.48%	30.76%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$76,218	$95,109	$148,261	$92,171	$100,938

Ratio of expenses to average net assets
Before expense limitation	1.44%	1.36%	1.36%	1.39%	1.34%
After expense limitation/ recoupment (b)	1.44%	1.36%	1.36%	1.39%	1.34%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	(0.26)%	(0.45)%	(0.53)%	0.13%	1.08%
After expense limitation/ recoupment	(0.26)%	(0.45)%	(0.53)%	0.13%	1.08%
Portfolio turnover rate	107%	141%	188%	112%	48%

(a)	Calculated using the average shares method.
(b)

The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

The accompanying notes are an integral part of the financial statements.
64	www.iconfunds.com

ICON Healthcare Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

Class A(a)	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012

Net asset value, beginning of period	$17.37	$22.01	$21.92	$17.42	$13.53

Income/(loss) from investment operations:
Net investment income/(loss)(b)	(0.09)	(0.14)	(0.14)	(0.03)	0.11
Net realized and unrealized gains/(losses) on investments	1.49	1.02	6.03	4.69	3.94

Total from investment operations	1.40	0.88	5.89	4.66	4.05

Less dividends and distributions:
Dividends from net investment income	–	–	(0.01)	(0.16)	(0.16)
Distributions from net realized gains	(3.93)	(5.52)	(5.79)	–	–

Total dividends and distributions	(3.93)	(5.52)	(5.80)	(0.16)	(0.16)

Net asset value, end of period	$14.84	$17.37	$22.01	$21.92	$17.42

Total Return(c)	9.03%	2.33%	31.72%	26.95%	30.19%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$4,921	$15,317	$10,878	$3,748	$390

Ratio of expenses to average net assets
Before expense limitation	1.79%	1.62%	1.62%	1.69%	2.89%
After expense limitation/recoupment (d)	1.75%	1.62%	1.62%	1.69%	1.76%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	(0.63)%	(0.69)%	(0.66)%	(0.15)%	(0.46)%
After expense limitation/recoupment	(0.59)%	(0.69)%	(0.66)%	(0.15)%	0.67%
Portfolio turnover rate	107%	141%	188%	112%	48%

(a)

Class C shares were merged into Class A on September 25, 2015. The amounts presented represent the results of the Class A shares for the periods prior to the merger and the results of the combined share class for the period subsequent to the merger.

(b)	Calculated using the average shares method.
(c)	The total return calculation excludes any sales charges.
(d)

The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

The accompanying notes are an integral part of the financial statements.
Annual Report | September 30, 2016	65

ICON Industrials Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

Class S	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012

Net asset value, beginning of period	$10.94	$11.67	$10.56	$8.26	$6.80

Income/(loss) from investment operations:
Net investment income/(loss)(a)	(0.02)	0.01	0.01	0.06	0.07
Net realized and unrealized gains/(losses) on investments	1.34	(0.73)	1.16	2.35	1.48

Total from investment operations	1.32	(0.72)	1.17	2.41	1.55

Less dividends and distributions:
Dividends from net investment income	–	(0.01)	(0.06)	(0.11)	(0.09)

Total dividends and distributions	–	(0.01)	(0.06)	(0.11)	(0.09)

Net asset value, end of period	$12.26	$10.94	$11.67	$10.56	$8.26

Total Return	12.07%	(6.15)%	11.14%	29.52%	22.99%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$23,957	$14,251	$35,883	$34,409	$39,621

Ratio of expenses to average net assets
Before expense limitation	1.73%	1.53%	1.41%	1.46%	1.40%
After expense limitation/recoupment(b)	1.50%	1.50%	1.41%	1.46%	1.40%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	(0.37)%	0.07%	0.07%	0.60%	0.91%
After expense limitation/recoupment	(0.14)%	0.10%	0.07%	0.60%	0.91%
Portfolio turnover rate	87%	23%	30%	46%	34%

(a)	Calculated using the average shares method.
(b)	The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

The accompanying notes are an integral part of the financial statements.
66	www.iconfunds.com

ICON Industrials Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

Class A(a)	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012

Net asset value, beginning of period	$10.86	$11.58	$10.45	$8.10	$6.76

Income/(loss) from investment operations:
Net investment income/(loss)(b)	(0.04)	(0.02)	(0.03)	0.00 (c)	0.08
Net realized and unrealized gains/(losses) on investments	1.32	(0.70)	1.16	2.36	1.35

Total from investment operations	1.28	(0.72)	1.13	2.36	1.43

Less dividends and distributions:
Dividends from net investment income	–	–	–	(0.01)	(0.09)

Total dividends and distributions	–	–	–	(0.01)	(0.09)

Net asset value, end of period	$12.14	$10.86	$11.58	$10.45	$8.10

Total Return(d)	11.79%	(6.22)%	10.81%	29.20%	21.21%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$998	$596	$298	$4,322	$163

Ratio of expenses to average net assets
Before expense limitation	2.96%	2.67%	2.02%	2.09%	2.50%
After expense limitation/ recoupment(e)	1.75%	1.75%	1.75%	1.75%	1.75%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	(1.59)%	(1.11)%	(0.56)%	(0.32)%	0.18%
After expense limitation/ recoupment	(0.38)%	(0.19)%	(0.29)%	0.02%	0.93%
Portfolio turnover rate	87%	23%	30%	46%	34%

(a)	Class C shares were merged into Class A on September 25, 2015. The amounts presented represent the results of the Class A shares for the periods prior to the merger and the results of the combined share class for the period subsequent to the merger.
(b)	Calculated using the average shares method.
(c)	Amount less than $0.005.
(d)	The total return calculation excludes any sales charges.
(e)	The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

The accompanying notes are an integral part of the financial statements.
Annual Report | September 30, 2016	67

ICON Information Technology Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

Class S	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012

Net asset value, beginning of period	$14.95	$13.55	$11.44	$10.72	$8.22

Income/(loss) from investment operations:
Net investment income/(loss)(a)	(0.07)	(0.09)	(0.07)	(0.02)	(0.02)
Net realized and unrealized gains/(losses) on investments	3.08	1.49	2.18	0.74	2.52

Total from investment operations	3.01	1.40	2.11	0.72	2.50

Net asset value, end of period	$17.96	$14.95	$13.55	$11.44	$10.72

Total Return	20.13%	10.33%	18.44%	6.72%	30.41%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$48,953	$45,343	$50,363	$73,851	$83,330

Ratio of expenses to average net assets
Before expense limitation	1.49%	1.44%	1.40%	1.38%	1.34%
After expense limitation/ recoupment (b)	1.49%	1.44%	1.40%	1.38%	1.34%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	(0.46)%	(0.62)%	(0.56)%	(0.22)%	(0.20)%
After expense limitation/ recoupment	(0.46)%	(0.62)%	(0.56)%	(0.22)%	(0.20)%
Portfolio turnover rate	94%	43%	48%	52%	35%

(a)	Calculated using the average shares method.
(b)

The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

The accompanying notes are an integral part of the financial statements.
68	www.iconfunds.com

ICON Information Technology Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

Class A(a)	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012

Net asset value, beginning of period	$14.65	$13.32	$11.30	$10.65	$8.20

Income/(loss) from investment operations:
Net investment income/(loss)(b)	(0.11)	(0.14)	(0.11)	(0.05)	(0.06)
Net realized and unrealized gains/(losses) on investments	3.01	1.47	2.13	0.70	2.51

Total from investment operations	2.90	1.33	2.02	0.65	2.45

Net asset value, end of period	$17.55	$14.65	$13.32	$11.30	$10.65

Total Return(c)	19.80%	9.99%	17.88%	6.10%	29.88%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$2,631	$3,170	$455	$2,330	$1,400

Ratio of expenses to average net assets
Before expense limitation	2.17%	1.90%	1.94%	2.23%	2.87%
After expense limitation/ recoupment (d)	1.75%	1.75%	1.75%	1.75%	1.75%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	(1.12)%	(1.07)%	(1.10)%	(0.94)%	(1.71)%
After expense limitation/ recoupment	(0.70)%	(0.92)%	(0.91)%	(0.45)%	(0.59)%
Portfolio turnover rate	94%	43%	48%	52%	35%

(a)

Class C shares were merged into Class A on September 25, 2015. The amounts presented represent the results of the Class A shares for the periods prior to the merger and the results of the combined share class for the period subsequent to the merger.

(b)	Calculated using the average shares method.
(c)	The total return calculation excludes any sales charges.
(d)

The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

The accompanying notes are an integral part of the financial statements.
Annual Report | September 30, 2016	69

ICON Natural Resources Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

Class S	Year Ended September 30, 2016 (a)	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012

Net asset value, beginning of period	$11.86	$15.09	$13.43	$11.12	$9.00

Income/(loss) from investment operations:
Net investment income/(loss)(b)	0.10	0.04	0.04	0.09	0.11
Net realized and unrealized gains/(losses) on investments	1.80	(3.23)	1.68	2.40	2.11

Total from investment operations	1.90	(3.19)	1.72	2.49	2.22

Less dividends and distributions:
Dividends from net investment income	(0.06)	(0.04)	(0.06)	(0.18)	(0.10)
Distributions from net realized gains	(0.88)	–	–	–	–

Total dividends and distributions	(0.94)	(0.04)	(0.06)	(0.18)	(0.10)

Net asset value, end of period	$12.82	$11.86	$15.09	$13.43	$11.12

Total Return	17.24%	(21.22)%	12.85%	22.73%	24.85%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$65,787	$60,404	$93,610	$65,782	$41,627

Ratio of expenses to average net assets
Before expense limitation	1.59%	1.42%	1.36%	1.45%	1.39%
After expense limitation/ recoupment (c)	1.50%	1.42%	1.36%	1.45%	1.39%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	0.70%	0.27%	0.26%	0.72%	1.00%
After expense limitation/ recoupment	0.79%	0.27%	0.26%	0.72%	1.00%
Portfolio turnover rate	81%	48%	33%	56%	41%

(a)	Prior to January 22, 2016, the ICON Natural Resources Fund was known as the ICON Materials Fund.
(b)	Calculated using the average shares method.
(c)

The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

The accompanying notes are an integral part of the financial statements.
70	www.iconfunds.com

ICON Natural Resources Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

Class C	Year Ended September 30, 2016 (a)		Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012

Net asset value, beginning of period	$11.51		$14.77	$13.24	$10.94	$8.92

Income/(loss) from investment operations:
Net investment income/(loss)(b)	(0.03) (c	)	(0.11)	(0.12)	(0.04)	0.00 (d	)
Net realized and unrealized	1.76
gains/(losses) on investments			(3.15)	1.65	2.38	2.08

Total from investment operations	1.73		(3.26)	1.53	2.34	2.08

Less dividends and distributions:
Dividends from net investment income	–		–	–	(0.04)	(0.06)
Distributions from net realized gains	(0.88)		–	–	–	–

Total dividends and distributions	(0.88)		–	–	(0.04)	(0.06)

Net asset value, end of period	$12.36		$11.51	$14.77	$13.24	$10.94

Total Return(e)	16.11%		(22.07)%	11.56%	21.43%	23.36%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$1,435		$834	$675	$218	$195

Ratio of expenses to average net assets
Before expense limitation	3.01%		2.94%	4.17%	4.12%	4.29%
After expense limitation/
recoupment (f)	2.51%		2.50%	2.50%	2.50%	2.51%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	(0.73)%		(1.22)%	(2.51)%	(1.95)%	(1.82)%
After expense limitation/ recoupment	(0.23)%		(0.78)%	(0.84)%	(0.33)%	(0.04)%
Portfolio turnover rate	81%		48%	33%	56%	41%

(a)	Prior to January 22, 2016, the ICON Natural Resources Fund was known as the ICON Materials Fund.
(b)	Calculated using the average shares method.
(c)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.
(d)	Amount less than $0.005.
(e)	The total return calculation excludes any sales charges.
(f)

The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

The accompanying notes are an integral part of the financial statements.
Annual Report | September 30, 2016	71

ICON Natural Resources Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

Class A	Year Ended September 30, 2016 (a)	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012

Net asset value, beginning of period	$11.75	$14.96	$13.36	$11.07	$8.97

Income/(loss) from investment operations:
Net investment income/(loss)(b)	0.06	(0.01)	(0.01)	0.05	0.08
Net realized and unrealized gains/(losses) on investments	1.81	(3.20)	1.67	2.38	2.10

Total from investment operations	1.87	(3.21)	1.66	2.43	2.18

Less dividends and distributions:
Dividends from net investment income	(0.01)	–	(0.06)	(0.14)	(0.08)
Distributions from net realized gains	(0.88)	–	–	–	–

Total dividends and distributions	(0.89)	–	(0.06)	(0.14)	(0.08)

Net asset value, end of period	$12.73	$11.75	$14.96	$13.36	$11.07

Total Return(c)	17.05%	(21.46)%	12.47%	22.24%	24.44%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$4,451	$3,078	$8,229	$1,883	$539

Ratio of expenses to average net assets
Before expense limitation	2.02%	1.76%	1.72%	2.02%	2.12%
After expense limitation/ recoupment (d)	1.75%	1.75%	1.72%	1.75%	1.76%

Ratio of net investment income/(loss) to average net assets
Before expense limitation	0.24%	(0.06)%	(0.07)%	0.17%	0.34%
After expense limitation/ recoupment	0.51%	(0.05)%	(0.07)%	0.44%	0.70%

Portfolio turnover rate	81%	48%	33%	56%	41%

(a)	Prior to January 22, 2016, the ICON Natural Resources Fund was known as the ICON Materials Fund.
(b)	Calculated using the average shares method.
(c)	The total return calculation excludes any sales charges.
(d)

The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

The accompanying notes are an integral part of the financial statements.
72	www.iconfunds.com

ICON Utilities Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

Class S	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012

Net asset value, beginning of period	$8.03	$7.90	$7.22	$6.81	$6.29

Income/(loss) from investment operations:
Net investment income/(loss)(a)	0.30	0.28	0.22	0.20	0.20
Net realized and unrealized gains/(losses) on investments	1.43	0.11	0.69	0.43	0.55

Total from investment operations	1.73	0.39	0.91	0.63	0.75

Less dividends and distributions:
Dividends from net investment income	(0.27)	(0.26)	(0.23)	(0.22)	(0.23)

Total dividends and distributions	(0.27)	(0.26)	(0.23)	(0.22)	(0.23)

Net asset value, end of period	$9.49	$8.03	$7.90	$7.22	$6.81

Total Return	21.74%	4.93%	12.69%	9.25%	12.01%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$43,864	$19,107	$17,920	$29,117	$23,524

Ratio of expenses to average net assets
Before expense limitation	1.59%	1.70%	1.52%	1.62%	1.53%
After expense limitation/ recoupment (b)	1.50%	1.50%	1.50%	1.51%	1.51%

Ratio of net investment income/(loss) to average net assets
Before expense limitation	3.15%	3.12%	2.84%	2.71%	3.00%
After expense limitation/ recoupment	3.24%	3.32%	2.86%	2.81%	3.02%

Portfolio turnover rate	168%	243%	107%	121%	51%

(a)	Calculated using the average shares method.
(b)

The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

The accompanying notes are an integral part of the financial statements.
Annual Report | September 30, 2016	73

ICON Utilities Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

Class A(a)	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012

Net asset value, beginning of period	$7.92	$7.81	$7.14	$6.73	$6.24

Income/(loss) from investment operations:
Net investment income/(loss)(b)	0.28	0.26	0.21	0.18	0.20
Net realized and unrealized gains/(losses) on investments	1.40	0.11	0.68	0.42	0.53

Total from investment operations	1.68	0.37	0.89	0.60	0.73

Less dividends and distributions:
Dividends from net investment income	(0.25)	(0.26)	(0.22)	(0.19)	(0.24)

Total dividends and distributions	(0.25)	(0.26)	(0.22)	(0.19)	(0.24)

Net asset value, end of period	$9.35	$7.92	$7.81	$7.14	$6.73

Total Return(c)	21.29%	4.63%	12.44%	8.96%	11.81%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$15,868	$5,679	$2,517	$2,402	$7,113

Ratio of expenses to average net assets
Before expense limitation	1.79%	1.89%	1.81%	1.74%	1.70%
After expense limitation/ recoupment (d)	1.75%	1.75%	1.75%	1.74%	1.70%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	3.10%	3.04%	2.69%	2.55%	3.03%
After expense limitation/ recoupment	3.14%	3.18%	2.75%	2.55%	3.03%
Portfolio turnover rate	168%	243%	107%	121%	51%

(a)

Class C shares were merged into Class A on September 25, 2015. The amounts presented represent the results of the Class A shares for the (b) periods prior to the merger and the results of the combined share class for the period subsequent to the merger.

(b)	Calculated using the average shares method.
(c)	The total return calculation excludes any sales charges.
(d)

The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

The accompanying notes are an integral part of the financial statements.
74	www.iconfunds.com

ICON Sector Funds	Notes to Financial Statements
September 30, 2016

1. ORGANIZATION

The ICON Consumer Discretionary Fund (“Consumer Discretionary Fund”), ICON Consumer Staples Fund (“Consumer Staples Fund”), ICON Energy Fund (“Energy Fund”), ICON Financial Fund (“Financial Fund”), ICON Healthcare Fund (“Healthcare Fund”), ICON Industrials Fund (“Industrials Fund”), ICON Information Technology Fund (“Information Technology Fund”), ICON Natural Resources Fund (formerly ICON Materials Fund) (“Natural Resources Fund”) and ICON Utilities Fund (“Utilities Fund”) are series funds (individually a “Fund” and collectively, the “Funds”). The Funds are part of the ICON Funds (the “Trust”), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end non-diversified investment management company. Each Fund offers two classes of shares: Class A and Class S. The Energy Fund and the Natural Resources Fund also offer a Class C share. On September 25, 2015, the Class C shares of the Consumer Discretionary Fund, Consumer Staples Fund, Financial Fund, Healthcare Fund, Industrials Fund, Information Technology Fund, and Utilities Fund were merged into the respective Class A shares of the Fund. The Class C shares of each of the Funds noted above were closed. The merger activity is shown in the Statements of Changes in Net Assets. All classes have equal rights as to earnings, assets, and voting privileges except that each Class may bear different distribution fees, registration costs, legal costs, mailing and printing costs and shareholder servicing costs and each Class has exclusive voting rights with respect to its distribution plan. There are currently eight other active Funds within the Trust. Those Funds are covered by separate prospectuses and shareholder reports.

Each Fund is authorized to issue an unlimited number of no par shares. The Funds invest primarily in securities of companies whose principal business activities fall within specific sectors and industries. The investment objective of each Fund is to provide long-term capital appreciation.

The Funds, like all investments in securities, have elements of risk, including risk of loss of principal. There is no assurance that the Funds will achieve their investment objectives and may underperform funds with similar investment objectives. An investment concentrated in sectors and industries involves greater risk and volatility than a more diversified investment. Investments in foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar-denominated transactions as a result of, among other factors, the possibility of lower government supervision and regulation of foreign securities markets and the possibility of political or economic instability. Financial statements of foreign companies are governed by different accounting, auditing, and financial standards than U.S. companies and may be less transparent and uniform than in the United States. Many corporate governance standards, which help ensure the integrity of public information in the United States, may not exist in some foreign countries. In general, there may be less governmental supervision of foreign stock exchanges and securities brokers and issuers. There are also risks associated with small-and mid-cap investing, including limited product lines, less liquidity and small market share.

The Energy Fund has a significant weighting in the Oil & Gas Exploration & Production industry and the Integrated Oil & Gas industry, the Healthcare Fund has a significant weighting in the Pharmaceuticals industry and the Biotechnology industry and the Utilities Fund has a significant weighting in the Electric Utilities industry and the Multi-Utilities industry which may cause the Funds’ performance to be susceptible to the economic, business and/or other developments that may affect those industries.

In the normal course of business, the Funds may enter into various agreements that provide for general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown as any potential exposure involving future claims that may be made against each Fund is unknown. However, based on experience, the Funds expect the risk of loss to be remote.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates. Each Fund is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

Investment Valuation

The Funds’ securities and other assets, excluding options on securities indexes, are valued at the closing price as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4 p.m. Eastern Standard Time) each day the NYSE is open, except that securities traded primarily on the NASDAQ Stock Market (“NASDAQ”) are normally valued by the Funds at the NASDAQ Official Closing Price provided by NASDAQ each business day. If the NYSE closes unexpectedly and there is active trading on other exchanges, the securities will be valued at the Valuation Time based off of those exchanges. Options on securities indexes are valued at the close of the Chicago Board Options Exchange (normally 4:15 p.m. Eastern Standard Time) on each day the NYSE is open for trading.

Annual Report | September 30, 2016	75

ICON Sector Funds	Notes to Financial Statements
September 30, 2016

The Funds use pricing services to obtain the market value of securities in their portfolios. If a pricing service is not able to provide a price, or the pricing service’s valuation is considered inaccurate or does not, in the Funds’ judgment, reflect the market value of the security, prices may be obtained through market quotations from independent broker/dealers. If market quotations from these sources are not readily available, the Funds’ securities or other assets are valued at fair value as determined in good faith by the Funds’ Board of Trustees (the “Board”) or pursuant to procedures approved by the Board.

Lacking any sales that day, a security is valued at the current closing bid price (or yield equivalent thereof) or based on quotes obtained from dealers making a market for the security. Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Debt securities with a remaining maturity of greater than 60 days are valued using the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is based upon a matrix valuation system which considers such factors as security prices, yields, maturities and ratings. Short-term debt securities with remaining maturities of 60 days or less are generally valued at amortized cost or original cost plus accrued interest, which approximates market value. Currency rates as of the close of the NYSE are used to convert foreign security values into U.S. dollars.

Securities of investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded. Investments in shares of funds that are not traded on an exchange are valued at the end of day net asset value per share of such fund. Securities in the underlying funds, including restricted securities are valued in accordance with the valuation policy of such fund.

The Funds’ securities traded in countries outside of the Western Hemisphere are fair valued daily by utilizing the quotations of an independent pricing service, unless the Board determines that use of another valuation methodology is appropriate. The purposes of daily fair valuation are to avoid stale prices and to take into account, among other things, any significant events occurring after the close of foreign markets. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movements and changes in the prices of indexes, securities and exchange rates in other markets to determine fair value as of the time a Fund calculates its net asset value (“NAV”). The valuation assigned to fair-value securities for purposes of calculating a Fund’s NAV may differ from the security’s most recent closing market price and from the prices used by other mutual funds to calculate their NAVs.

Various inputs are used to determine the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

Level 1 —	quoted prices in active markets for identical securities.
Level 2 —	significant observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, and credit risk).
Level 3 —	significant unobservable inputs.

Observable inputs are those based on market data obtained from sources independent of the Funds, and unobservable inputs reflect the Funds’ own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Funds evaluate and determine whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the Funds’ investments, based on the inputs used to determine their values on September 30, 2016:

ICON Consumer Discretionary Fund

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks	$37,822,680	$–	$–	$37,822,680
Collateral for Securities on Loan	–	1,782,625	–	1,782,625
Short-Term Investments	–	2,739,714	–	2,739,714

Total	$37,822,680	$4,522,339	$–	$42,345,019

76	www.iconfunds.com

ICON Sector Funds	Notes to Financial Statements
September 30, 2016

ICON Consumer Staples Fund

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks	$36,899,838	$–	$–	$36,899,838
Collateral for Securities on Loan	–	807,060	–	807,060
Short-Term Investments
Money Market Funds	5,000,000	–	–	5,000,000
Time Deposits	–	5,673,964	–	5,673,964

Total	$41,899,838	$6,481,024	$–	$48,380,862

ICON Energy Fund
Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks	$345,222,004	$–	$–	$345,222,004
Collateral for Securities on Loan	–	42,662,836	–	42,662,836
Short-Term Investments	–	2,281,409	–	2,281,409

Total	$345,222,004	$44,944,245	$–	$390,166,249

ICON Financial Fund
Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks	$45,992,116	$–	$–	$45,992,116
Collateral for Securities on Loan	–	502,800	–	502,800

Total	$45,992,116	$502,800	$–	$46,494,916

ICON Healthcare Fund
Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks	$78,909,912	$–	$–	$78,909,912
Collateral for Securities on Loan	–	1,546,000	–	1,546,000
Short-Term Investments	–	7,042,553	–	7,042,553

Total	$78,909,912	$8,588,553	$–	$87,498,465

ICON Industrials Fund
Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks	$23,113,699	$–	$–	$23,113,699
Short-Term Investments	–	2,590,162	–	2,590,162

Total	$23,113,699	$2,590,162	$–	$25,703,861

ICON Information Technology Fund
Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks	$51,139,323	$–	$–	$51,139,323
Collateral for Securities on Loan	–	823,500	–	823,500
Short-Term Investments	–	314,271	–	314,271

Total	$51,139,323	$1,137,771	$–	$52,277,094

Annual Report | September 30, 2016	77

ICON Sector Funds	Notes to Financial Statements
September 30, 2016

ICON Natural Resources Fund
Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks
Construction Materials	$4,743,005	$1,230,288	$–	$5,973,293
Integrated Oil & Gas	1,752,450	1,253,180	–	3,005,630
Paper Packaging	5,667,638	447,053	–	6,114,691
Other	43,708,190	–	–	43,708,190
Exchange Traded Funds	7,390,020	–	–	7,390,020
Collateral for Securities on Loan	–	6,505,465	–	6,505,465
Short-Term Investments	–	6,265,943	–	6,265,943

Total	$63,261,303	$15,701,929	$–	$78,963,232

ICON Utilities Fund
Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks	$58,187,422	$–	$–	$58,187,422
Put Options Purchased	316,300	–	–	316,300
Collateral for Securities on Loan	–	1,141,500	–	1,141,500
Short-Term Investments	–	1,144,742	–	1,144,742

Total	$58,503,722	$2,286,242	$–	$60,789,964

*	Please refer to the Schedule of Investments and the Sector/Industry Classification tables for additional security details.

No Level 3 securities were held in any of the Funds at September 30, 2016.

For the year ended September 30, 2016, there was no transfer activity between Level 1, Level 2 or Level 3.

The end of period timing recognition is used for the transfers between levels of each Fund’s assets and liabilities.

Fund Share Valuation

Fund shares are sold and redeemed on a daily basis at net asset value. Net asset value per share is determined daily as of the close of trading on the NYSE on each day the NYSE is open for trading by dividing the total value of the Fund’s investments and other assets, less liabilities, by the number of Fund shares outstanding.

Foreign Currency Translation

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated daily into U.S. dollars at the prevailing rates of exchange. Income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Purchases and sales of securities are translated into U.S. dollars at the contractual currency exchange rates established at the time of each trade.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Net unrealized appreciation or depreciation on investments and foreign currency translations arise from changes in the value of assets and liabilities resulting from changes in the exchange rates and changes in market prices of securities held.

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ICON Sector Funds	Notes to Financial Statements
September 30, 2016

Options Transactions

The Funds’ use of derivatives for the year ended September 30, 2016 was limited to purchased options.

The Funds may purchase and/or write (sell) call and put options on any security in which it may invest. The Funds utilize options to hedge against changes in market conditions or to provide market exposure while trying to reduce transaction costs.

Option contracts involve market risk and liquidity risk and can be highly volatile. Should prices of securities or securities indexes move in an unexpected manner, the Funds may not achieve the desired benefits and may realize losses and thus be in a worse position than if such strategies had not been utilized.

When a Fund writes a put or call option, an amount equal to the premium received is included on the Statements of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option on an individual security is exercised, a gain or loss is realized for the sale of the underlying security, and the proceeds from the sale are increased by the premium originally received. If a written call option on a securities index is exercised, a gain or loss is realized as determined by the premium originally received, the exercise price and the market value of the index. If a written put option on an individual security is exercised, the cost of the security acquired is decreased by the premium originally received. As a writer of an option, a Fund bears the market risk of an unfavorable change in the price of the individual security or securities index underlying the written option. Additionally, written call options may involve the risk of limited gains.

Each Fund may also purchase put and call options. When a Fund purchases a put or call option, an amount equal to the premium paid is included on the Fund’s Statement of Assets and Liabilities as an investment, and is subsequently marked-to-market to reflect the current market value of the option. If an option expires on the stipulated expiration date or if the Fund enters into a closing purchase or sale transaction, a gain or loss is realized. If the Fund exercises a call option on an individual security, the cost of the security acquired is increased by the premium paid for the call. If the Fund exercises a put option on an individual security, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid. If the Fund exercises a put or a call option on a security index, a gain or loss is realized as determined by the premium originally paid, the exercise price and the market value of the index. Written and purchased options are non-income producing securities.

As of September 30, 2016, the Utilities Fund engaged in purchased put option transactions. All open option contracts are included on each Fund’s Schedule of Investments.

The following is a summary of how these derivatives are treated in the financial statements and their impact on the Funds:

ICON Utilities Fund	Asset Derivatives		Liability Derivatives

Risk Exposure	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value

Equity Contracts (Purchased Options)	Investments, at value	$316,300	N/A	N/A

Total		$316,300		$–

ICON Energy Fund Risk Exposure	Statements of Operations Location	Realized Gain/(Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation/ (Depreciation) on Derivatives Recognized in Income

Equity Contracts (Purchased Options)	Net realized gain/(loss) on investments/change in unrealized net appreciation/(depreciation) on investments and foreign currency	$(425,394)	$–

Total		$(425,394)	$–

Annual Report | September 30, 2016	79

ICON Sector Funds	Notes to Financial Statements
September 30, 2016

ICON Consumer Staples Fund Risk Exposure	Statements of Operations Location	Realized Gain/(Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation/ (Depreciation) on Derivatives Recognized in Income

Equity Contracts (Purchased Options)	Net realized gain/(loss) on investments/ Change in unrealized net appreciation/(depreciation) on investments and foreign currency	$ (79,107)	$ –

Total		$ (79,107)	$ –

ICON Financial Fund Risk Exposure	Statements of Operations Location	Realized Gain/(Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation/ (Depreciation) on Derivatives Recognized in Income

Equity Contracts (Purchased Options)	Net realized gain/(loss) on investments/ change in unrealized net appreciation/(depreciation) on investments and foreign currency	$ (239,271)	$ –

Total		$ (239,271)	$ –

ICON Natural Resources Fund Risk Exposure	Statements of Operations Location	Realized Gain/(Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation/ (Depreciation) on Derivatives Recognized in Income

Equity Contracts (Purchased Options)	Net realized gain/(loss) on investments/ change in unrealized net appreciation/(depreciation) on investments and foreign currency	$ (183,964)	$ –

Total		$ (183,964)	$ –

ICON Utilities Fund Risk Exposure	Statements of Operations Location	Realized Gain/(Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation/ (Depreciation) on Derivatives Recognized in Income

Equity Contracts (Purchased Options)	Net realized gain/(loss) on investments/ change in unrealized net appreciation/(depreciation) on investments and foreign currency	$ 74,007	$ 80,609

Total		$ 74,007	$ 80,609

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ICON Sector Funds	Notes to Financial Statements
September 30, 2016

The average purchased option contracts during the year ended September 30, 2016, was as follows:

ICON Consumer Staples Fund
Derivative Type	Unit of Measurement	Average Contracts+	Days Held
Purchased Options	Contracts	1,263	76

ICON Energy Fund
Derivative Type	Unit of Measurement	Average Contracts+	Days Held
Purchased Options	Contracts	5,675	220

ICON Financial Fund
Derivative Type	Unit of Measurement	Average Contracts+	Days Held
Purchased Options	Contracts	1,283	123

ICON Natural Resources Fund
Derivative Type	Unit of Measurement	Average Contracts+	Days Held
Purchased Options	Contracts	3,950	80

ICON Utilities Fund
Derivative Type	Unit of Measurement	Average Contracts+	Days Held
Purchased Options	Contracts	1,578	64

+	The average is calculated based on the actual number of days with outstanding derivatives.

The Funds value derivatives at fair value, as described above, and recognize changes in fair value currently in the results of operations. Accordingly the Funds do not follow hedge accounting, even for derivatives employed as economic hedges.

Securities Lending

Under procedures adopted by the Board, the Funds may lend securities to certain approved brokers, dealers and other financial institutions to earn additional income. Cash collateral is received in exchange for securities on loan in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked to market daily. The Funds retain certain benefits of owning the securities, including receipt of dividends or interest generated by the security, but give up other rights including the right to vote proxies. The Funds retain the ability to recall the loans at any time and could do so in order to vote proxies or to sell the loaned securities. Each loan is collateralized by cash that generally exceeds the value of the securities on loan. The market value of the loaned securities is determined daily at the close of business of the Funds and any additional required collateral is delivered to each Fund on the next business day.

Generally, in the event of borrower default, the Funds have the right to use the collateral to offset any losses incurred. In the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral, there may be a potential loss to the Funds. Some of these losses may be indemnified by the lending agent.

The Funds have elected to invest the cash collateral in the State Street Navigator Prime Portfolio which is disclosed on the Schedule of Investments. The Funds bear the risk of loss with respect to the investment of collateral. The net securities lending income earned by the Funds for the year ended September 30, 2016, is included in the Statements of Operations.

The value of the collateral could include collateral held for securities that were sold on or before September 30, 2016. It may also include collateral received from the pre-funding of security loans.

The following table indicates the total amount of securities loaned by type, reconciled to gross liability payable upon return of the securities loaned by the Funds as of September 30, 2016:

	Remaining contractual maturity of the lending agreement
	Overnight & Continuous	Up to 30 days	30-90 days	Greater than 90 days	Market Value	Collateral Received	Excess amount due to counterparty
Securities Lending Transactions ICON Consumer Discretionary Fund
Equity Securities	$1,781,465	$–	$–	$–	$1,781,465	$1,782,625	$1,160

Annual Report | September 30, 2016	81

ICON Sector Funds	Notes to Financial Statements
September 30, 2016

	Remaining contractual maturity of the lending agreement
	Overnight & Continuous	Up to 30 days	30-90 days	Greater than 90 days	Market Value	Collateral Received	Excess amount due to counterparty
Securities Lending Transactions
ICON Consumer Staples Fund
Equity Securities	779,737	–	–	–	779,737	807,060	27,323
ICON Energy Fund
Equity Securities	41,762,067	–	–	–	41,762,067	42,662,836	900,769
ICON Financial Fund
Equity Securities	495,160	–	–	–	495,160	502,800	7,640
ICON Healthcare Fund
Equity Securities	1,522,070	–	–	–	1,522,070	1,546,000	23,930
ICON Information Technology Fund
Equity Securities	801,360	–	–	–	801,360	823,500	22,140
ICON Natural Resources Fund
Equity Securities	6,414,211	–	–	–	6,414,211	6,505,465	91,254
ICON Utilities Fund
Equity Securities	1,120,953	–	–	–	1,120,953	1,141,500	20,547

Income Taxes, Dividends, and Distributions

The Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code and, accordingly, the Funds will generally not be subject to federal and state income taxes or federal excise taxes to the extent that they intend to make sufficient distributions of net investment income and net realized capital gains.

Dividends paid by the Funds from net investment income and distributions of net realized short-term gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

Dividends and distributions to shareholders are recorded by the Funds on the ex-dividend/distribution date. The Funds distribute income and net realized capital gains, if any, to shareholders at least annually, if not offset by capital loss carryforward. The Funds may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax periods and has concluded that no provision for federal income tax is required in the Funds’ financial statements.

The Funds file U.S. tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the past three years, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Certain foreign countries impose a capital gains tax which is accrued by the Funds based on the unrealized appreciation, if any, on affected securities. Any accrual would reduce a Fund’s NAV. The tax is paid when the gain is realized.

Investment Income

Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Interest income is accrued as earned. Certain dividends from foreign securities are recorded as soon as the Funds are informed of the dividend if such information is obtained subsequent to the ex-dividend date. Discounts and premiums on fixed income securities purchased are accreted or amortized to income over the life of the respective securities based on the effective yield.

Investment Transactions

Security transactions are accounted for no later than one business day after the trade date. However, for financial reporting purposes, security transactions are accounted for on the trade date. Gains and losses on securities sold are determined on the basis of identified cost.

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ICON Sector Funds	Notes to Financial Statements
September 30, 2016

Withholding Tax

Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. The ability of issuers of debt securities held by the Funds to meet their obligations may be effected by economic and political developments in specific country or region.

Other

The Funds hold certain investments which pay dividends to their shareholders based upon available funds from operations. It is possible for these dividends to exceed the underlying investments’ taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. Distributions received from investments in securities that represent a return of capital or capital gains are recorded as a reduction of the cost of investments or as a realized gain, respectively.

Allocation of Expenses

Each class of a Fund’s shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, based upon relative net assets of each class. Expenses which cannot be directly attributed to a specific Fund in the Trust are apportioned between all Funds in the Trust based upon relative net assets. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class-specific expenses are allocated daily to each class of shares based upon the proportion of net assets.

Below are additional class level expenses that are included on the Statements of Operations:

Fund	Printing Fees	Transfer Agent Fees*	Registration Fees
ICON Consumer Discretionary Fund
Class S	$11,374	$54,272	$18,632
Class A	1,325	8,803	9,777
ICON Consumer Staples Fund
Class S	4,163	40,238	15,016
Class A	2,864	15,550	10,847
ICON Energy Fund
Class S	68,704	704,338	41,600
Class C	2,495	20,081	6,275
Class A	3,342	30,526	6,939
ICON Financial Fund
Class S	12,496	57,558	18,870
Class A	1,202	7,018	7,619
ICON Healthcare Fund
Class S	15,621	133,583	33,418
Class A	2,431	16,285	9,351
ICON Industrials Fund
Class S	9,541	30,559	16,622
Class A	786	4,237	5,340
ICON Information Technology Fund
Class S	13,986	82,524	18,919
Class A	1,005	6,112	6,227
ICON Natural Resources Fund
Class S	63,927	143,867	19,832
Class C	1,334	2,602	4,406
Class A	4,151	8,836	8,660
ICON Utilities Fund
Class S	13,585	63,983	16,142
Class A	2,075	15,512	8,763

*	Transfer agent out of pocket fees are a Fund level expense.

Annual Report | September 30, 2016	83

ICON Sector Funds	Notes to Financial Statements
September 30, 2016

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees

ICON Advisers, Inc. (“ICON Advisers”) serves as investment adviser to the Funds and is responsible for managing the Funds’ portfolios of securities. ICON Advisers receives a monthly management fee that is computed daily at an annual rate of 1.00% on the first $500 million of average daily net assets, 0.95% on the next $250 million, 0.925% on the next $750 million, 0.90% on the next $3.5 billion, and 0.875% on average daily net assets over $5 billion.

ICON Advisers has contractually agreed to limit its Funds’ expenses (exclusive of brokerage, interest, taxes, dividends on short sales, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to ensure that the Funds’ operating expenses do not exceed the following amounts:

Fund	Class S	Class C	Class A
ICON Consumer Discretionary Fund	1.74%	–	1.99%
ICON Consumer Staples Fund	1.50%	–	1.75%
ICON Energy Fund	1.50%	2.50%	1.75%
ICON Financial Fund	1.50%	–	1.75%
ICON Healthcare Fund	1.50%	–	1.75%
ICON Industrials Fund	1.50%	–	1.75%
ICON Information Technology Fund	1.50%	–	1.75%
ICON Natural Resources Fund	1.50%	2.50%	1.75%
ICON Utilities Fund	1.50%	–	1.75%

The Funds’ expense limitations will continue in effect until at least January 31, 2017. To the extent ICON Advisers reimburses or absorbs fees and expenses, it may seek payment of such amounts for up to three years after the expenses were reimbursed or absorbed. A Fund will make no such payment, however, if the total Fund operating expenses exceed the expense limits in effect at the time these payments are proposed.

As of September 30, 2016 the following amounts were available for recoupment by ICON Advisers based upon their potential expiration dates:

Fund	Expires 2017	Expires 2018	Expires 2019
ICON Consumer Discretionary Fund	$–	$–	$4,288
ICON Consumer Staples Fund	7,639	37,969	51,650
ICON Financial Fund	5,985	3,685	8,903
ICON Healthcare Fund	–	–	3,006
ICON Industrials Fund	1,798	7,666	44,625
ICON Information Technology Fund	1,744	1,632	8,637
ICON Natural Resources Fund	8,051	3,552	73,898
ICON Utilities Fund	498	30,739	31,947

Accounting, Custody and Transfer Agent Fees

Effective March 1, 2016, ALPS Fund Services (“ALPS”) serves as the fund accounting agent for the Funds. Prior to March 1, 2016, State Street Bank and Trust Company (“State Street”) served as the fund accounting agent for the Funds. For its services, the Trust pays ALPS a fee that is calculated daily and paid monthly at an annual rate based on the aggregate average daily net assets of the Trust.

State Street is the custodian of the Trust’s investments. For its services, the Trust pays State Street asset-based fees that vary according to the number of positions and transactions, plus out-of-pocket expenses.

Effective April 9, 2016, ALPS became the transfer agent for the Trust. For these services, the Trust pays an annual fee plus annual base fee per Fund, per account fees and out-of-pocket expenses. Prior to April 9, 2016, Boston Financial Data Services, Inc. was the Trust’s transfer agent.

Administrative Services

The Trust has entered into an administrative services agreement with ICON Advisers pursuant to which ICON Advisers oversees the administration of the Trust’s business and affairs. This agreement provides for an annual fee of 0.05% on the Trust’s first $1.5 billion of average daily net assets, 0.045% on the next $1.5 billion of average daily net assets, 0.040% on the next $2 billion of average daily net assets and 0.030% on average daily

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ICON Sector Funds	Notes to Financial Statements
September 30, 2016

net assets over $5 billion. For the year ended September 30, 2016, each Fund’s payment for administrative services to ICON Advisers is included on the Statements of Operations. The administrative services agreement provides that ICON Advisers will not be liable for any error of judgment, mistake of law, or any loss suffered by the Trust in connection with matters to which the administrative services agreement relates, except for a loss resulting from willful misfeasance, bad faith or negligence by ICON Advisers in the performance of its duties.

Effective March 1, 2016, ICON Advisers has a sub-administration agreement with ALPS under which ALPS assists ICON Advisers with the administration and business affairs of the Trust. For its services, ICON Advisers pays ALPS a fee that is calculated daily and paid monthly at an annual rate based on the aggregate average daily net assets of the Trust. Prior to March 1, 2016, the sub-administration agreement was between ICON Advisers and State Street.

Distribution Fees

The Funds have adopted a non-compensatory Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (“12b-1 Plan”) under which the Funds are authorized to compensate the Funds’ distributor, ICON Distributors, Inc. (“IDI”) (an affiliate of the adviser) for the sale and distribution of shares and for other shareholder services. Under the 12b-1 Plan, the Distribution Plan provides for reimbursement of expenses incurred by IDI related to distribution and marketing. The shareholders of the Funds pay an annual distribution and service fee of 1.00% of average daily net assets for Class C shares and an annual distribution and service fee of 0.25% of average daily net assets for Class A shares. There is no annual distribution and service fee for Class S shares. The total amount paid under the 12b-1 plans by the Funds is shown on the Statements of Operations.

In addition, IDI, as Distributor, receives a contingent deferred sales charge at a rate of 1.00% of the purchase price for the sale of Class C shares within one year of purchase. For Class A shares, the public offering price equals net asset value plus the applicable sales charge, which is a maximum of 5.75%. IDI receives a portion of this sales charge and may redistribute it as dealer discounts and brokerage commissions to non-related parties.

Other Related Parties

Certain Officers and Directors of ICON Advisers are also Officers and Trustees of the Funds; however, such Officers and Trustees (with the exception of the Chief Compliance Officer, “CCO”) receive no compensation from the Funds. The Trust paid 95% of the CCO’s salary and the remaining portion, along with other employee related expenses, is paid by ICON Advisers. For the year ended September 30, 2016, the total related amounts paid by the Funds under this arrangement are included in Other Expenses on the Statements of Operations.

The Funds may reimburse ICON Advisers for legal work performed for the Funds by its attorneys outside of the advisory and administration contracts. The Board reviews and approves such reimbursements. For the year ended September 30, 2016, the total related amounts paid by the Funds under this arrangement was $26,077 and is included in Other Expenses on the Statements of Operations.

The Funds engaged in cross trades with each other during the year ended September 30, 2016 pursuant to Rule 17a-7 under the 1940 Act. Generally, cross trading is the buying or selling of portfolio securities between funds to which the Adviser serves as the investment adviser. The Board of Trustees previously adopted procedures that apply to transactions between the Funds and its affiliates pursuant to Rule 17a-7. At its regularly scheduled meetings, the Board of Trustees reviews such transactions as of the most current calendar quarter for compliance with the requirements set forth by Rule 17a-7 and the Funds’ procedures. The procedures require that the transactions be a purchase or sale for no consideration other than cash payment against prompt delivery of a security for which market quotations are readily available, and be consistent with the investment policies of each Fund.

4. BORROWINGS

The Trust has entered into a uncommitted, unsecured, revolving Line of Credit agreement/arrangement with State Street to provide temporary funding for redemption requests. Effective March 21, 2016, the maximum borrowing limit was changed from $75 million to $50 million. Interest on domestic borrowings is charged at a rate quoted and determined by State Street. The Line of Credit agreement/arrangement expires on March 20, 2017.

As of September 30, 2016, the Financial Fund had an outstanding borrowing in the amount of $100,081.

Annual Report | September 30, 2016	85

ICON Sector Funds	Notes to Financial Statements
September 30, 2016

For the year ended September 30, 2016, the average outstanding loan by Fund was as follows:

Fund	Average Borrowing (10/01/15 - 9/30/16)^	Average Interest Rates (10/01/15 - 9/30/16)^

ICON Consumer Discretionary Fund*	$130,031	1.63%
ICON Consumer Staples Fund*	638,591	1.69%
ICON Energy Fund*	2,280,791	1.73%
ICON Financial Fund	259,635	1.60%
ICON Healthcare Fund*	1,519,099	1.58%
ICON Information Technology Fund*	611,476	1.62%
ICON Natural Resources Fund*	420,607	1.57%
ICON Utilities Fund*	1,248,569	1.64%

*	There were no outstanding borrowings under this agreement/arrangement as of September 30, 2016.
^	The average is calculated based on the actual number of days with outstanding borrowings.

5. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the year ended September 30, 2016, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) was as follows:

Fund	Purchases of Securities	Proceeds from Sales of Securities
ICON Consumer Discretionary Fund	$62,541,904	$71,659,741
ICON Consumer Staples Fund	46,530,223	22,943,541
ICON Energy Fund	330,143,210	357,575,012
ICON Financial Fund	23,957,754	26,277,257
ICON Healthcare Fund	88,081,913	126,352,008
ICON Industrials Fund	20,122,707	12,923,460
ICON Information Technology Fund	43,113,426	46,143,872
ICON Natural Resources Fund	51,400,004	60,211,144
ICON Utilities Fund	101,921,794	74,131,559

6. FEDERAL INCOME TAX

The following information is presented on an income tax basis. Differences between GAAP and federal income tax purposes that are permanent in nature are reclassified within the capital accounts. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds. These differences are due to differing treatments for items such as deferrals of wash sale losses, foreign currency transactions, partnership adjustments, and net investment losses.

For the year ended September 30, 2016, the following Funds had capital loss carryforwards:

Fund	Expiring in 2017	Expiring in 2018

ICON Financial Fund	$42,575,056	$43,715,782
ICON Industrials Fund	–	18,214,017

Future capital loss carryforward utilization in any given year may be limited if there are substantial shareholder redemptions or contributions. During the year ended September 30, 2016, the following Funds utilized capital loss carryforwards:

Fund	Amount

ICON Financial Fund	$185,723
ICON Industrials Fund	1,229,396
ICON Information Technology Fund	357,889
ICON Utilities Fund	87,574

For Energy Fund, the short-term and long-term capital losses with no expiration were $80,771,602 and $27,925,037, respectively.

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ICON Sector Funds	Notes to Financial Statements
September 30, 2016

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”) capital losses generated by a Fund may be carried over indefinitely, but these losses must be used prior to the utilization of any pre-enactment capital losses. Since pre-enactment capital losses may only be carried forward for eight years there may be a greater likelihood that all or a portion of each Fund’s pre-enactment capital losses will expire unused.

The tax characteristics of distributions paid to shareholders during the fiscal year ended September 30, 2016, were as follows:

Fund	Ordinary Income	Long-Term Capital Gains

ICON Consumer Discretionary Fund	$1,967,808	$2,499,540
ICON Consumer Staples Fund	528,316	2,182,632
ICON Energy Fund	3,214,770	–
ICON Healthcare Fund	16,435,757	4,598,527
ICON Natural Resources Fund	325,103	4,742,663
ICON Utilities Fund	1,424,724	–

The tax characteristics of distributions paid to shareholders during the fiscal year ended September 30, 2015, were as follows:

Fund	Ordinary Income	Long-Term Capital Gains

ICON Consumer Discretionary Fund	$3,159,255	$4,938,010
ICON Consumer Staples Fund	1,055,012	3,043,787
ICON Energy Fund	5,883,708	94,805,687
ICON Financial Fund	300,902	–
ICON Healthcare Fund	17,398,269	15,513,304
ICON Industrials Fund	26,242	–
ICON Natural Resources Fund	208,262	–
ICON Utilities Fund	622,942	–

As of September 30, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Capital Gains	Late Year Loss Deferral*	Capital Loss Carryforward and Other Losses		Unrealized Appreciation/ (Depreciation)**	Total Accumulated Earnings/(Deficit)

ICON Consumer Discretionary Fund	$584,789	$1,670,665	$–	$–		$(2,303,360)	$(47,906)
ICON Consumer Staples Fund	1,732,630	1,341,627	–	–		(48,472)	3,025,785
ICON Energy Fund	784,757	–	(42,235,817)	(110,650,408)	***	(3,732,151)	(155,833,619)
ICON Financial Fund	487,449	–	(4,992,037)	(86,290,838)		(1,335,367)	(92,130,793)
ICON Healthcare Fund	–	1,215,858	(63,244)	–		(1,778,446)	(625,832)
ICON Industrials Fund	–	–	(22,535)	(18,214,017)		1,340,544	(16,896,008)
ICON Information Technology Fund	474,618	8,402,419	–	–		9,930,607	18,807,644
ICON Natural Resources Fund	400,690	–	(5,415,227)	–		206,375	(4,808,162)
ICON Utilities Fund	3,119,151	1,047,759	–	–		1,051,017	5,217,927

*	The Funds have elected to defer certain qualified late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year.
**	Differences between the book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to tax deferral of losses on wash sales.
***	Includes $1,953,769 of deferred passive losses for partnership investments.

Annual Report | September 30, 2016	87

ICON Sector Funds	Notes to Financial Statements
September 30, 2016

As of September 30, 2016, cost on investments for federal income tax purposes and the amount of net unrealized appreciation/(depreciation) were as follows:

Fund	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Appreciation/ (Depreciation) of Foreign Currency	Net Unrealized Appreciation/ (Depreciation)	Cost of Investments for Income Tax Purposes

ICON Consumer Discretionary Fund	$1,072,882	$(3,376,242)	$–	$(2,303,360)	$44,648,379
ICON Consumer Staples Fund	1,269,743	(1,318,215)	–	(48,472)	48,429,334
ICON Energy Fund	32,926,021	(36,658,172)	–	(3,732,151)	393,898,400
ICON Financial Fund	2,012,727	(3,348,094)	–	(1,335,367)	47,830,283
ICON Healthcare Fund	2,154,853	(3,933,299)	–	(1,778,446)	89,276,911
ICON Industrials Fund	1,878,155	(537,611)	–	1,340,544	24,363,317
ICON Information Technology Fund	10,461,507	(530,900)	–	9,930,607	42,346,487
ICON Natural Resources Fund	4,683,104	(4,476,723)	(6)	206,375	78,756,851
ICON Utilities Fund	2,345,263	(1,294,331)	85	1,051,017	59,739,032

7. SUBSEQUENT EVENTS

On October 14, 2016, the State Street Navigator Prime Portfolio, the collateral vehicle for securities lending, became the State Street Navigator Securities Lending Government Money Market Portfolio (“Government Money Market Portfolio”). The Government Money Market Portfolio will seek: (i) current income to the extent consistent with the preservation of capital and liquidity; and (ii) the maintenance of a stable $1.00 per share net asset value.

8. CHANGE OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of the Funds dismissed PricewaterhouseCoopers LLP (“PwC”), as the independent registered public accounting firm of the Funds and appointed Cohen & Company, Ltd. (“Cohen”) effective July 27, 2016.

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ICON Sector Funds	Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of ICON Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of ICON Consumer Discretionary Fund, ICON Consumer Staples Fund, ICON Energy Fund, ICON Financial Fund, ICON Healthcare Fund, ICON Industrials Fund, ICON Information Technology Fund, ICON Natural Resources Fund, and ICON Utilities Fund (the “Funds”, each a series of ICON Funds) as of September 30, 2016, and the related statements of operations and changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The Funds’ financial statements and financial highlights for the years ended September 30, 2015 and prior, were audited by other auditors, whose report dated November 18, 2015 expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2016, the results of their operations, the changes in their net assets, and their financial highlights for year then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN & COMPANY, LTD.

Cleveland, Ohio

November 23, 2016

Annual Report | September 30, 2016	89

ICON Sector Funds	Disclosure of Fund Expenses
September 30, 2016 (Unaudited)

Example

As a shareholder of a Fund you may pay two types of fees: transaction fees and fund-related fees. Certain funds charge transaction fees, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees. Funds also incur various ongoing expenses, including management fees, distribution and/or service fees, and other fund expenses, which are indirectly paid by shareholders.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the various ICON Funds and to compare these costs with the ongoing costs of investing in other mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the six-month period (4/01/16 – 9/30/16).

Actual Expenses

The first line in the table for each Fund provides information about actual account values and actual expenses. The Example includes, but is not limited to, management fees, 12b-1 fees, fund accounting, custody and transfer agent fees. However, the Example does not include client specific fees, such as the $15 fee charged to IRA accounts, or the $15 fee charged for wire redemptions. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table for each Fund provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees that may be charged by other funds. Therefore, this information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value April 1, 2016	Ending Account Value September 30, 2016	Expense Ratio(a)	Expenses Paid During period April 1, 2016 - September 30, 2016(b)

ICON Consumer Discretionary Fund
Class S
Actual	$ 1,000.00	$ 970.60	1.38%	$ 6.80
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,018.10	1.38%	$ 6.96
Class A
Actual	$ 1,000.00	$ 968.10	1.99%	$ 9.79
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,015.05	1.99%	$ 10.02

ICON Consumer Staples Fund
Class S
Actual	$ 1,000.00	$ 1,020.50	1.51%	$ 7.63
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,017.45	1.51%	$ 7.62
Class A
Actual	$ 1,000.00	$ 1,020.50	1.76%	$ 8.89
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,016.20	1.76%	$ 8.87

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ICON Sector Funds	Disclosure of Fund Expenses
September 30, 2016 (Unaudited)

	Beginning Account Value April 1, 2016	Ending Account Value September 30, 2016	Expense Ratio(a)	Expenses Paid During period April 1, 2016 - September 30, 2016(b)

ICON Energy Fund
Class S
Actual	$ 1,000.00	$ 1,123.30	1.39%	$ 7.38
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,018.05	1.39%	$ 7.01
Class C
Actual	$ 1,000.00	$ 1,116.80	2.47%	$ 13.07
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,012.65	2.47%	$ 12.43
Class A
Actual	$ 1,000.00	$ 1,121.00	1.71%	$ 9.07
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,016.45	1.71%	$ 8.62

ICON Financial Fund
Class S
Actual	$ 1,000.00	$ 1,046.40	1.39%	$ 7.11
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,018.05	1.39%	$ 7.01
Class A
Actual	$ 1,000.00	$ 1,043.30	1.76%	$ 8.99
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,016.20	1.76%	$ 8.87

ICON Healthcare Fund
Class S
Actual	$ 1,000.00	$ 1,111.90	1.37%	$ 7.23
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,018.15	1.37%	$ 6.91
Class A
Actual	$ 1,000.00	$ 1,109.90	1.75%	$ 9.23
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,016.25	1.75%	$ 8.82

ICON Industrials Fund
Class S
Actual	$ 1,000.00	$ 1,068.90	1.50%	$ 7.76
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,017.50	1.50%	$ 7.57
Class A
Actual	$ 1,000.00	$ 1,067.70	1.76%	$ 9.10
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,016.20	1.76%	$ 8.87

ICON Information Technology Fund
Class S
Actual	$ 1,000.00	$ 1,087.20	1.47%	$ 7.67
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,017.65	1.47%	$ 7.41
Class A
Actual	$ 1,000.00	$ 1,085.30	1.75%	$ 9.12
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,016.25	1.75%	$ 8.82

ICON Natural Resources Fund
Class S
Actual	$ 1,000.00	$ 1,077.30	1.51%	$ 7.84
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,017.45	1.51%	$ 7.62
Class C
Actual	$ 1,000.00	$ 1,072.00	2.51%	$ 13.00
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,012.45	2.51%	$ 12.63
Class A
Actual	$ 1,000.00	$ 1,077.00	1.75%	$ 9.09
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,016.25	1.75%	$ 8.82

Annual Report | September 30, 2016	91

ICON Sector Funds	Disclosure of Fund Expenses
September 30, 2016 (Unaudited)

	Beginning Account Value April 1, 2016	Ending Account Value September 30, 2016	Expense Ratio(a)	Expenses Paid During period April 1, 2016 - September 30, 2016(b)

ICON Utilities Fund
Class S
Actual	$ 1,000.00	$ 1,032.90	1.50%	$ 7.62
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,017.50	1.50%	$ 7.57
Class A
Actual	$ 1,000.00	$ 1,031.40	1.75%	$ 8.89
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,016.25	1.75%	$ 8.82

(a)	The Fund’s expense ratios have been annualized based on the Fund’s most recent fiscal half-year expenses.
(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year 183/366 (to reflect the half-year period).

Total returns exclude applicable sales charges. If sales charges were included (maximum 5.75%), returns would be lower.

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ICON Sector Funds	Board of Trustees and Fund Officers
September 30, 2016 (Unaudited)

The ICON Funds Board of Trustees (the “Board”) consists of four Trustees who oversee the 17 ICON Funds (the “Funds”). The Board is responsible for general oversight of the Funds’ business and for assuring that the Funds are managed in the best interest of the Funds’ shareholders. The Trustees, and their ages, and principal occupations are set forth below. The address of the Trustees is 5299 DTC Blvd., Suite 1200, Greenwood Village, CO 80111. Trustees have no official term of office and generally serve until they resign or are not re-elected.

Interested Trustee

Craig T. Callahan, 65, Chairman of the Board. Dr. Callahan has been a Trustee of the Funds since their inception. Dr. Callahan also serves as Chief Executive Officer (2013 to present); and Chairman of the Investment Committee (2005 to present) and served as the Chief Investment Officer (1991 to 2004) and President (2008 to 2013 and 2014 to present) of ICON Advisers. Dr. Callahan is also Executive Vice President (2005 to present); Director (1991 to present); and was previously President (1998 to 2005) and Chief Compliance Officer (2005) of IDI. Dr. Callahan also serves as the President (1998 to present) and Chairman of the Board of Directors (1994 to present) of ICON Management & Research Corporation (“IM&R”), the parent company of ICON Advisers and IDI.

Independent Trustees

Glen F. Bergert, 66. Mr. Bergert has been a Trustee of the Funds since 1999. Mr. Bergert is President of Venture Capital Management LLC (1997 to present), General Partner of SOGNO Partners LP, a venture capital company (2001 to 2015), General Partner of Bergert Properties, LLP, a real estate holding company (1997 to present), General Partner of Pyramid Real Estate Partnership, a real estate development company (1998 to present), General Partner of Chamois Partners, LP, a venture capital company (2004 to present) and was previously a General Partner with KPMG Peat Marwick, LLP (1979 to 1997). Mr. Bergert is also a Director of Delta Dental of California, an insurance company (2013 to present and 2006 to 2012), Delta Dental of Pennsylvania, an insurance company (1998 to 2009 and 2010 to present), Dentegra Group, Inc, an insurance holding company (2010 to 2014) and Delta Reinsurance Corporation (2015 to present; 2011 to 2014 and 2000 to 2009).

John C. Pomeroy, Jr., 69. Mr. Pomeroy has been a Trustee of the Funds since November 2002. Mr. Pomeroy is Chief Investment Officer and Director of Investments, Pennsylvania State University (2001 to present) and was Portfolio Manager and Product Manager, Trinity Investment Management Corporation (1989 to 2001).

R. Michael Sentel, 68. Mr. Sentel has been a Trustee of the Funds since their inception. Mr. Sentel is a Senior Attorney with the U.S. Department of Education (1996 to present). Mr. Sentel also provides legal representation as a sole practitioner with an emphasis on corporate and transactional law. He served as general counsel to numerous public companies and served on the board of directors of one of these clients. Mr. Sentel began his legal career with the U.S. Securities and Exchange Commission’s Division of Enforcement and served as a Branch Chief (1980 to 1981). Later he served as the Section Chief for the Professional Liability Section of the Federal Deposit Insurance Corp. with responsibility for the Rocky Mountain Region (1991 to 1994).

The Officers of the Funds are:

Craig T. Callahan, 65, Chairman of the Board. Dr. Callahan has been a Trustee of the Funds since their inception. Dr. Callahan also serves as Chief Executive Officer (2013 to present); President (1998 to 2013 and 2014 to present) and Chairman of the Investment Committee (2005 to present) and served as the Chief Investment Officer (1991 to 2004) of ICON Advisers. Dr. Callahan is also Executive Vice President (2005 to present); Director (1991 to present); and was previously President (1998 to 2005) and Chief Compliance Officer (2005) of IDI. Dr. Callahan also serves as the President (1998 to present) and Chairman of the Board of Directors (1994 to present) of IM&R, the parent company of ICON Advisers and IDI.

Donald Salcito, 63. Mr. Salcito serves as Vice President and Secretary of the Funds (November 15, 2006 to present). Mr. Salcito is also Executive Vice President and General Counsel (September 2005 to present) of ICON Advisers; Director of IM&R (2005 to present); Executive Vice President, Secretary, General Counsel of IDI (2005 to present). Previously, he was a Partner in various national law firms, practicing in the securities law area. (1980 to 2005).

Carrie M. Schoffman, 43. Ms. Schoffman has been a Vice President and Principal Financial Officer/Treasurer of the Funds since June 2013. Ms. Schoffman is also Chief Compliance Officer (2013 to present and 2004 to 2008) and Anti-Money Laundering Officer (2013 to present) of the ICON Funds. She is Senior Vice President (2011 to present) and Chief Compliance Officer (2013 to present and 2004 to 2011) of ICON Advisers. Previously, she was a Staff Accountant with the Securities and Exchange Commission (2003 to 2004) and also an Experienced Manager (2001 to 2003) and a Senior Associate/Associate (1996 to 2001) at PricewaterhouseCoopers LLP.

Lesley Caviness, 50. Ms. Caviness serves as Assistant Treasurer of the Funds (2014 to present). She has worked at ICON (2007 to 2008 and 2010 to present) in fund accounting, compliance, business intelligence and performance capacities. Prior to working at ICON, Ms. Caviness was a Real Estate Broker at Seasons Real Estate Group (2008 to 2012) and Signature Real Estate (2014 to present), Finance Manager at Navigant (2000 to 2007), and Associate/Senior Associate (1996 to 2000) at PricewaterhouseCoopers LLP.

Annual Report | September 30, 2016	93

ICON Sector Funds	Additional Information
September 30, 2016 (Unaudited)

Renewal of Investment Advisory Agreement

On August 22, 2016, the Board of Trustees, including all of the Trustees that are not “interested persons” of the Trust (the “Independent Trustees”), approved continuation of the Advisory Agreements (as defined below) with the Adviser for each Fund for an additional one-year term commencing October 1, 2016.

In determining to renew the investment advisory agreements between ICON Funds (the “Trust”) and ICON Advisers, Inc. (“ICON” or the “Adviser”) the Trustees requested, were provided with and reviewed data with respect to the Adviser, its personnel, and the services provided and to be provided to each Fund by the Adviser under the Trust’s Investment Advisory Agreement dated October 9, 1996, as amended (related to the Sector Funds, the International Funds and ICON Fund) and under the Trust’s Investment Advisory Agreement dated July 9, 2002 and effective October 1, 2002, as amended (related to the U.S. Diversified Funds — Bond, Risk-Managed Balanced, Equity Income, Opportunities and Long/Short Funds) (collectively, the “Advisory Agreements”).

The Trustees agreed that consideration of the Advisory Agreements should also include consideration of other agreements between the Adviser and the Trust that impact provisions of the Advisory Agreements, including expense limitation agreements as amended effective April 11, 2016. The Trustees were provided with and reviewed data with respect to the Adviser, its personnel, and the services provided and to be provided to each Fund by the Adviser under the Trust’s Advisory Agreements, Administrative Services Agreement and Expense Limitation Agreement and the Distribution Agreement with ICON Distributors, Inc. (“IDI”). The data included information concerning advisory, distribution and administrative services provided to the Funds by ICON and its related companies; information concerning other businesses of those companies; and comparative data obtained from Strategic Insight (“SI”) related to Fund performance and Fund expenses (the “SI Report”).

The Board convened a meeting with SI on August 10, 2016 to discuss the SI Report and the information contained within the SI Report. Kevin Shine, Senior Managing Director, U.S. Research & Advisory of SI, Alana Burke, Vice President, Corporate Accounts and Joe Frelix, project manager on the15(c) report, discussed the findings of the SI Report with the Independent Trustees. Management personnel participated in the SI meeting convened to discuss the data for and with the Board. At the meeting, SI discussed its methodology, peer selection and the difficulty with some sector funds, expenses and fees, and performance relative to the respective Fund’s peers. SI also discussed the Funds size and how a respective Fund’s size would affect economies of scale, in particular, operating expenses. In addition, the Trustees asked SI for a Mutual Fund Administration Analysis (the “SI Admin Analysis”). Mr. Shine walked the Trustees through the SI Admin Analysis.

Also included in the 15(c) discussion was a briefing on factors affecting the ICON investment model; expenses and expense ratios of each Fund and other ICON managed products; relative performance of each Fund; status of expense reimbursements to the Funds by the Adviser; sales and marketing initiatives; specific business factors affecting IDI; the work load on ICON as adviser and administrator to the Funds; current profitability of ICON; staffing levels and staff morale.

The Independent Trustees were represented by independent legal counsel in this process. In August 2016, after participating in the meeting with SI and management, the Independent Trustees met separately as a group in private sessions with their independent legal counsel to review and discuss the foregoing information. Based on these discussions, independent legal counsel and/or the Lead Independent Trustee also contacted management to request additional information from SI. The Board received materials from independent legal counsel discussing the legal standards applicable to their consideration of the ICON-Trust agreements.

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed information relating to ICON’s operations and personnel. Among other things, the Adviser provided biographical information on its professional staff and descriptions of its organizational and management structure. In the course of their deliberations the Board evaluated, among other things, information relating to the investment philosophy, strategies and techniques used in managing each Fund, the qualifications and experience of ICON’s investment personnel, ICON’s compliance programs, ICON’s brokerage practices, including the extent to which the Adviser obtains research through “soft dollar” arrangements with the Funds’ brokerage, compliance reports on the foregoing, and the financial and non-financial resources available to provide services required under the Advisory Agreement.

During the discussion, the SI Report and the SI Admin Analysis were discussed and management personnel showed performance for each Fund and discussed the factors affecting performance. The Board inquired from SI whether there was any correlation between fund expenses and performance, and SI saw no direct correlation with the ICON Funds other than the obvious observation that higher expenses reduce performance.

During the discussion on performance, management personnel noted that 2015 was very difficult for active managers. Unlike indexes, ICON is an active manager that is willing to look different from an index.

Management elaborated further on performance. For the one year ended May 31, 2014, only three of ICON’s funds beat their respective benchmarks: Consumer Staples, Information Technology, and Long/Short. For the one year ended June 30, 2016, four of the ICON funds beat their respective benchmarks: Emerging Markets, International Equity, Information Technology, and Utilities. However, on a one year basis, eight are in

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ICON Sector Funds	Additional Information
September 30, 2016 (Unaudited)

the top third of their peer groups of which six of those eight are in the top quartile. The low point in the S & P 1500 Index was February 11, 2016. Since February 11 until July, 2016, ICON performed better than the indexes, as seven of the 12 domestic equity funds beat their respective indexes. Also during that same time period, the equity portion of the ICON Equity Income Fund beat the S&P 1500 Index. Five of the nine ICON Sector Funds beat their index for that same period.

Management noted that Advisers’ performance relative to other valuation managers as judged by the AthenaInvest system is above the medium. SI also noted that from a performance point of view, the Funds in the SI Report are compared using the Morningstar data, and there is no Morningstar category for “all cap” funds, but all ICON Funds are improving.

The Board addressed style consistency with the Adviser. Management advised that, based on the Adviser’s own analysis, and with the restructuring of the Adviser, the Adviser has continued an additional level of review on the Portfolio Managers (“PMs”) to make sure they are adhering to the ICON System; the Senior Vice President of Fund Management has been systematically tracking the Funds’ performance; he evaluates each of the ICON Funds to help ensure all PMs are investing consistently and in accordance with the ICON System by evaluating the Funds from an attribution perspective in monthly meetings.

In connection with reviewing data bearing upon the nature, quality, and extent of services furnished by ICON to each Fund, the Board assessed data concerning ICON’s staffing, systems and facilities. The Board also assessed ICON’s non-Trust business to see if there are any initiatives that would dilute service to the Trust. The Board concluded:

A.

That the breadth and the quality of investment advisory and other services being provided to each Fund is satisfactory, as evidenced in part by efforts to address and improve the performance record of each Fund when compared with the performance records of a peer group of comparable funds and markets in general;

B.

That the breadth and the quality of investment advisory and other services being provided to each Fund are satisfactory, the Adviser’s performance is competitive with other fund managers in the value style group, and the Adviser has applied a disciplined approach in the style specified in the Funds’ offering document;

C.

That ICON has made significant expenditures in the past year and in prior years to ensure that it has reasonably sophisticated systems and the highly trained personnel necessary for it to be able to continue to provide quality service to the Funds’ shareholders, including the dedication of substantial resources to ICON’s investment and methodology;

D.

That the Board, after considering compliance reports and compliance initiatives undertaken during the year and conducting individual interviews with selected PMs, is satisfied with the research and portfolio management, that research and portfolio management is being constantly evaluated and improved upon; and that the PMs are evaluating trading services systematically, the Board concluded that the Adviser is providing the Funds with professional management of the nature, quality and scope required by the Funds; and

E.

The risks assumed by ICON in providing investment advisory services to each Fund, including the capital commitments which have been made in the past and which continue to be made by ICON to ensure the continuation of the highest quality of service to the Trust, is made with the recognition that shareholders may redeem their shares at any time without notice and the Trust’s advisory relationship with ICON may be terminated at any time and must be renewed on an annual basis.

In considering the reasonableness of the fees paid to the Adviser for managing each Fund, the Board reviewed, among other things, data concerning other funds from the SI Report, financial statements of the Adviser and an analysis of the profitability of the Adviser, and its affiliates, and their relationship with each Fund over various time periods, and the SI Admin Analysis. Such analysis identified all revenues and other benefits received by the Adviser and its affiliates from managing each Fund, the costs associated with providing such services and the resulting profitability to the Adviser and its affiliates and a comparison of similar data from reports filed by publicly traded firms.

The Board assessed actual (net) fees for advisory services and Fund expense ratios under the contractual relationship (the Advisory agreements, the Administration Agreement and the Expense Limitation Agreements) with the Adviser as opposed to the fees specified in the applicable Advisory Agreement and expense ratios without application of the expense limitations and the low cost of the Administration Agreement and concluded that the focus should be on actual expense ratios after application of the Expense Limitation Agreements.

The Board considered the current and anticipated asset levels of each Fund and the contractual commitments of the Adviser to waive fees and pay expenses of the Funds from time to time to limit the total expenses of the Funds. The Board also considered the Adviser’s contractual commitment regarding administration and the fact it would continue to lose money on administration. In this regard the Board discussed asset levels in each Fund covered by the Advisory Agreements. ICON’s ability to provide the services called for under the Advisory Agreements was assessed in light of current and projected asset levels. Fund expenses and expense ratios were also assessed in light of current and projected asset levels. The Board concluded that the Adviser has the resources necessary to provide the services called for under the Advisory Agreements; that profitability to the

Annual Report | September 30, 2016	95

ICON Sector Funds	Additional Information
September 30, 2016 (Unaudited)

Adviser and its affiliates from their relationship with the Funds, and services provided to the Funds, is not excessive; and that the Adviser is not realizing material benefits from economies of scale that would warrant adjustments to the fees for any Fund at this time. The Board of Trustees concluded that, in light of the nature, extent and quality of the services provided by the Adviser and the levels of profitability associated with providing these services, the fees charged by the Adviser under the Advisory Agreements to each Fund are reasonable.

In connection with assessing data bearing on the fairness of fee arrangements, the Board considered the SI Report and the SI Admin Analysis. It was noted that SI was selected at the May Board meeting to prepare its reports, an extensive analysis of the expense data of other comparable funds; and that Trustee input was solicited and provided in the process. Among other information discussed, it was noted that:

A.

the advisory fee structures of the Funds are within the range of funds considered in the comparison with advisory fees and expense ratios of other similarly managed funds as set forth in the comparative data;

B.	ICON has contractually agreed to impose expense limitations on each and every Fund at a cost to ICON;

C.	ICON has contractually committed to break points in its fees so that economies of scale could be realized as a Fund grows in assets, for the benefit of Fund shareholders;

D.

ICON has contractually committed to providing Administration services to the Funds at a cost below the average to its peer group, and within the mutual fund universe of open-end fund managers with less than $10 billion in assets under management, at less than 50% of the fee of those funds, at a loss to ICON.

The Board also considered the fees charged by the Adviser to other advisory clients as outlined in its Registration Application on Form ADV in connection with assessing data bearing on the fairness of fee arrangements. The Trustees noted that certain ICON institutional/sub-advised type accounts have lower fees than the fees paid by the Funds for a number of reasons, including but not limited to, those clients call for different commitments of time, institutional clients have low and predictable turnover of assets, in competition joint costs are apportioned among paying customers according to elasticity of demand and the Adviser has a limited level of responsibility in sub-managed accounts, or accounts with an investor agent/advisor.

The Board noted that the Funds’ redemptions were similar to industry averages which showed two things: 1) that the Funds’ Performance was not adversely impacting fund redemptions, and 2) that the fees and costs were competitive when compared to size. The Board noted that there are thousands of mutual funds competing; that investors can search and trade funds on the internet or on platforms at very little or no cost; and that if the Adviser were overcharging for its services, the Board would have expected redemptions in excess of industry norms.

The Board concluded that the Adviser is providing the Funds with professional management at a fair, reasonable and competitive price.

In connection with assessing the direct and indirect benefits to ICON from serving as the Funds’ adviser, the Board discussed services provided under the Distribution Agreement and the Administrative Services Agreement which are in addition to services under the Advisory Agreements. It was noted that IDI does not charge a fee to the Funds for its services and that ICON’s fee for administrative services ICON appears from the SI Admin Analysis to be below the average to its peer group, and within the mutual fund universe of open-end fund managers with less than $10 billion in assets under management, at less than 50% of the fee of those funds, at a loss to ICON. The Board noted that ICON receives research assistance (primarily in the form of data) from the use of soft dollars generated from Fund portfolio transactions; that such research assists ICON in providing quality advisory services; that Trust and Adviser compliance personnel continuously evaluate and report on the soft-dollar arrangements and related costs; and the Board concluded that the arrangements are consistent with Fund brokerage practices and benefit the Funds and their shareholders.

Based on these considerations, the Board, including all of the Independent Trustees, concluded that: 1) the continuation of the Advisory Agreements was in the best interests of each Fund and its shareholders, 2) the services to be performed under the Advisory Agreements were required for the operation of the Funds, 3) the advisory services were satisfactory to the Funds in the past, and 4) the fees for the advisory services and other benefits from the relationship with the Trust received by ICON, and its affiliates, were consistent with fees paid by similar funds and other clients of ICON, and were reasonable in light of the comparative data, and within the range of what would have been negotiated at arm’s length in light of all the circumstances.

96	www.iconfunds.com

ICON Sector Funds	Additional Information
September 30, 2016 (Unaudited)

Supplemental Tax Information

Pursuant to Section 852(b)(3) of the Internal Revenue Code the following Funds designate the amounts listed below as long-term capital gain dividends:

ICON Consumer Discretionary Fund	$2,499,540
ICON Consumer Staples Fund	$2,182,632
ICON Healthcare Fund	$4,598,525
ICON Natural Resources Fund	$4,742,663

The following Funds designate the percentages listed below of the income dividends distributed in 2015 as qualified dividend income (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code:

ICON Consumer Discretionary Fund	17.63%
ICON Consumer Staples Fund	53.02%
ICON Energy Fund	100.00%
ICON Financial Fund	100.00%
ICON Healthcare Fund	5.73%
ICON Industrials Fund	100.00%
ICON Natural Resources Fund	100.00%
ICON Utilities Fund	100.00%

The following Funds designate the percentages listed below of the income dividends distributed in 2015 as qualifying for the corporate dividends received deduction (DRD) as defined in Section 854(b)(2)of the Internal Revenue Code:

ICON Consumer Discretionary Fund	14.46%
ICON Consumer Staples Fund	51.31%
ICON Energy Fund	100.00%
ICON Financial Fund	100.00%
ICON Healthcare Fund	5.48%
ICON Industrials Fund	100.00%
ICON Natural Resources Fund	100.00%
ICON Utilities Fund	100.00%

Portfolio Holdings

Information related to the 10 largest portfolio holdings of each Fund is made available at www.iconfunds.com within approximately 10 business days after month-end. Additionally, a complete list of each Fund’s holdings is made available approximately 30 days after month-end. Each ICON Fund also files a complete schedule of portfolio holdings for the first and third quarters of its fiscal year with the Securities and Exchange Commission (the “Commission”) on Form N-Q. The ICON Funds’ Forms N-Q are available at www.sec.gov or may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting

A summarized description of the policies and procedures the ICON Funds use to vote proxies is available free of charge at www.iconfunds.com or by calling 1-800-764-0442.

Information about how the ICON Funds voted proxies related to each Fund’s portfolio securities during the 12-month period ended June 30 is available free of charge at www.iconfunds.com or on the Commission’s website at www.sec.gov.

Annual Report | September 30, 2016	97

ICON Sector Funds	Additional Information
September 30, 2016 (Unaudited)

Shareholder Meeting

On August 11, 2016, the ICON Natural Resources Fund held a Special Meeting of Shareholders for the purpose of voting on a proposal to approve and understand that the Fund’s Investment Restrictions and designation as a sector fund which “concentrates its investments in the industries or groups of industries within the sector(s)” allows the Fund to concentrate within the Natural Resources space in sectors in an amount determined by the Adviser in the Adviser’s sole discretion. The proposal was approved with the following votes:

Affirmative	2,689,700.028
Against	268,515.240
Abstain	59,774.353

For More Information

This report is for the general information of the Funds’ shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. You may obtain a copy of the prospectus, which contains information about the investment objectives, risks, charges, expenses, and share classes of each ICON Fund, by visiting www.iconfunds.com or by calling 1-800-764-0442. Please read the prospectus carefully before investing.

ICON Distributors, Inc., Distributor.

98	www.iconfunds.com

ICON Sector Funds	Privacy Policy
September 30, 2016 (Unaudited)

FACTS	WHAT DOES ICON DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances
• income and transaction history
• checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.
How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons ICON chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does ICON share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-764-0442 for the ICON Funds and 1-800-828-4881 for ICON Advisers, Inc. and ICON Distributors, Inc.

Annual Report | September 30, 2016	99

ICON Sector Funds	Privacy Policy
September 30, 2016 (Unaudited)

Who We Are
Who is providing this notice?	ICON Funds, ICON Advisers, Inc., and ICON Distributors, Inc. (collectively “ICON”)
What We Do
How does ICON protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Contracts with our service providers require them to restrict access to your non-public personal information, and to maintain physical, electronic and procedural safeguards against unintended disclosure.

How does ICON collect my personal information?	We collect your personal information, for example, when you
• open an account or enter into an investment advisory contract
• provide account information or give us your contact information
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates’ everyday business purposes — information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• Our affiliates include financial companies such as ICON Funds, ICON Advisers, Inc., and ICON Distributors, Inc.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.

•      Nonaffiliates we share with can include financial companies such as custodians, transfer agents, registered representatives, financial advisers and nonfinancial companies such as fulfillment, proxy voting, and class action service providers

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• ICON doesn’t jointly market

100	www.iconfunds.com

For more information about the ICON Funds, contact us:

By Telephone	1-800-764-0442
By E-Mail	info@iconadvisers.com
By Mail	ICON Funds | P.O. Box 1920 | Denver, CO 80201
In Person	ICON Funds | 5299 DTC Boulevard, 12th Floor
Greenwood Village, CO 80111
On the Internet	www.iconfunds.com

Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.

(b) Not used.

(c) There were no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, and that relates to any element of the code of ethics description.

(d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e) Not applicable.

(f) See the attached Exhibit.

Item 3. Audit Committee Financial Expert.

3(a)(1) The Registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial experts are Glen F. Bergert and R. Michael Sentel, who are “independent” for purposes of this Item 3 of Form N-CSR.

3(a)(3) Not applicable.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

In each of the fiscal years ended September 30, 2016 and September 30, 2015, the aggregate Audit Fees billed (or to be billed) by Cohen & Company, LTD. (“Cohen”) and PricewaterhouseCoopers LLP (“PwC”), respectively, for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements as well as reimbursable expenses are listed below. All of the below fees were paid by the Registrant.

2016	2015
$216,000	$365,365

(b)	Audit-Related Fees

In each of the fiscal years ended September 30, 2016 and September 30, 2015, the aggregate Audit-Related Fees billed (or to be billed) by Cohen and PwC, respectively, for services rendered for assurance and related services to each fund that are reasonably related to the performance of the audit or review of the fund’s financial statements, but not reported as Audit Fees, are shown in the table below.

2016	2015
$0	$0

(c)	Tax Fees

In each of the fiscal years ended September 30, 2016 and September 30, 2015 the aggregate Tax Fees billed (or to be billed) by Cohen and PwC, respectively, for professional services rendered for tax return preparation, tax compliance, tax advice and tax planning are shown in the table below. All of the below fees were paid by the Registrant.

2016	2015
$81,000	$134,800

(d)	All Other Fees

In each of the fiscal years ended September 30, 2015 and September 30, 2014 the aggregate Other Fees billed (or to be billed) by Cohen and PwC, respectively, for all other non-audit services rendered are shown in the table below. All of the below fees were paid by the Registrant.

2016	2015
$0	$0

(e)(1) The audit committee of the Registrant’s Board of Trustees is required to pre-approve all services to be provided by the independent accountants to the Registrant or the Registrant’s investment adviser and to any entity controlling, controlled by or under common control with the investment adviser that provides on-going services to the Registrant to determine whether the services performed by the independent accountants impair their independence from the Registrant. The audit committee has delegated authority to the Chairman of the audit committee, subject to review and ratification by the full audit committee.

(e)(2) 100% of the fees were approved by the Registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) if Rule 2-01 of Regulation S-X.

(f) For the fiscal year ended September 30, 2016, the percentage of hours spent on the audit of the Registrant’s financial statements that were attributed to work performed by persons who are not full-time, permanent employees of Cohen was 12%.

(g) See Item 4(d) above.

(h) There were no non-audit fees provided by Cohen or PwC respectively, in the fiscal year ending September 30, 2016 or September 30, 2015 to the investment adviser or to any entity controlling, controlled by, or under common control with the investment adviser that provides on-going services to the Registrant.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a) The schedule of investments in securities of unaffiliated issuers is included in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The code of ethics is attached.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	ICON Funds

By (Signature and Title)*	/s/ Craig T. Callahan
Craig T. Callahan, President and Chief Executive Officer (Principal Executive Officer)

Date	December 6, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Craig T. Callahan
Craig T. Callahan, President and Chief Executive Officer (Principal Executive Officer)

Date	December 6, 2016

By (Signature and Title)*	/s/ Carrie M. Schoffman
Carrie M. Schoffman, Vice President, Chief Compliance Officer and Treasurer (Principal Financial Officer and Principal Accounting Officer)

Date	December 6, 2016

*	Print the name and title of each signing officer under his or her signature.